UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:

Robert Griffith, Esq.	Stephen H. Bier, Esq.
Goldman Sachs & Co. LLC	Dechert LLP
200 West Street	1095 Avenue of the Americas
New York, New York 10282	New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2024

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds Semi-Annual Report April 30, 2024 Dividend Focus Funds Goldman Sachs Income Builder Fund Goldman Sachs Rising Dividend Growth Fund

Goldman Sachs Dividend Focus Funds

∎	GOLDMAN SACHS INCOME BUILDER FUND

∎	GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Effective January 24, 2023, open-end mutual funds and exchange-traded funds are required to provide shareholders with streamlined annual and semi-annual shareholder reports (“Tailored Shareholder Reports”). Funds will be required to prepare a separate Tailored Shareholder Report for each share class of a fund that highlights key information to investors. Other information, including financial statements, will no longer appear in a fund’s shareholder report, but will be available online, delivered free of charge upon request, and filed with the Securities and Exchange Commission on a semi-annual basis on Form N-CSR. The new requirements have a compliance date of July 24, 2024.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Dividend Focus Funds

The following are highlights both of key factors affecting the U.S. equity, U.S. fixed income and energy MLP markets as well as of any key changes made to the Goldman Sachs Dividend Focus Funds (the “Funds”) during the six months ended April 30, 2024 (the “Reporting Period”). A streamlined annual shareholder report covering the 12 months ended October 31, 2024 will be provided to the Funds’ shareholders, per new SEC requirements with a compliance date of July 24, 2024.

Market and Economic Review

U.S. Equities

∎

Overall, U.S. equities rallied during the Reporting Period. The Standard & Poor’s 500 Index (the “S&P 500 Index”) ended the Reporting Period with a return of 20.98%. The Russell 3000® Index generated a return of 21.09%.

∎

Despite ongoing geopolitical tensions and persistent volatility, the market posted solid returns during the Reporting Period amid a backdrop of shifting expectations around the Federal Reserve’s (“Fed”) policy path forward and generally broadening market leadership.

∎	As the Reporting Period began in November 2023, the S&P 500 Index rose 9.13%, marking its best month of performance since July 2022 and breaking a streak of three consecutive monthly declines.

∎

The month saw a broadening of market leadership following mega-cap dominance for most of 2023, as all sectors except energy were positive amid a pullback in crude oil prices, which fell to their lowest levels since July 2023.

∎

November’s gains were chiefly driven by reinforcements to the peak federal funds rate, soft landing and disinflation traction themes and a rally in U.S. Treasuries, which had one of their best monthly performances on record. (A soft landing, in economics, is a cyclical downturn that avoids recession. It typically describes attempts by central banks to raise interest rates just enough to stop an economy from overheating and experiencing high inflation, without causing a significant increase in unemployment, or a hard landing.)

∎	Further, November saw the most significant easing in financial conditions of any month in more than four decades.

∎	In December 2023, the S&P 500 Index increased 4.54%, marking its second consecutive monthly gain and ending the calendar year recording its ninth consecutive weekly gain.

∎

The breadth of market gains continued to expand beyond the Magnificent Seven. (The Magnificent Seven is the group of high-performing and influential companies that drove U.S. equity performance for much of 2023.)

∎

December’s market rally was driven by a dovish pivot in the Federal Reserve’s (“Fed”) monetary policy campaign, a decline in U.S. Treasury yields across the yield curve (or spectrum of maturities), and economic data supporting the soft landing narrative. (Dovish tends to suggest lower interest rates; opposite of hawkish.)

∎	The Fed held interest rates unchanged, as growth of the U.S. economy slowed, the unemployment rate remained low despite abating job gains, and inflationary pressures continued to trend downwards.

∎

Near the end of the month, there was a major shift in the Fed’s policy path expectations, with the Summary of Economic Projections median dot plot signaling 75 basis points of rate cuts in 2024. (A basis point is 1/100th of a percentage point. The Fed’s dot plot shows the interest rate projections of the members of the Federal Open Market Committee.)

∎	U.S. economic data provided further evidence of disinflation momentum, with November’s annualized Consumer Price Index (“CPI”) dropping to its lowest level since March 2021.

∎	Market seasonality proved to be another tailwind to equities, as November and December historically represent the strongest two-month period for U.S. stocks.

1

MARKET REVIEW

∎	The S&P 500 Index gained 10.56% in the first quarter of 2024, closing the quarter at a new all-time high and demonstrating an improvement in market breadth as the quarter progressed.

∎	As strength broadened beyond technology, excitement around artificial intelligence (“AI”) capabilities served as a key tailwind to market performance.

∎

U.S. equities began the quarter with a more cautionary tone, driven by concerns regarding overvalued conditions and the Fed’s ability to match aggressive interest rate cut expectations. U.S. Treasury yields across the curve steepened, a headwind to equity valuations as traders repriced expectations throughout the quarter regarding the path of monetary policy.

∎

Despite this defensive start, stocks reversed course as economic releases and robust labor market data continued to underpin the prevailing soft landing narrative. Market participants initially had aggressive expectations of interest rate cuts as early as March 2024, though expectations were moderated as inflation data spiked with the January and February CPI reports rising more than widely anticipated—shifting consensus timing expectations back to June 2024 for the first interest rate cut.

∎

On the earnings front, corporate earnings were better than consensus expected with stable 2024 outlooks and optimism from the reopening of corporate buybacks as well as both sales and earnings exceeding market forecasts based on improved profit margins across most sectors.

∎

In April 2024, the S&P 500 Index fell 4.08%, notching its first monthly decline of 2024 as markets significantly repriced interest rate cut expectations for 2024, partially driven by decelerating U.S. economic growth in the first calendar quarter, a still strong labor market and persistent above-target inflation data.

∎

The broader equity market had initially forecasted three interest rate cuts in 2024, though consensus expectations were moderated throughout the month as Fed Chair Powell cited that multiple inflation readings raised uncertainty regarding the Fed’s ability to cut rates in 2024.

∎

Further, a slate of Fed officials stressed the risks of easing monetary policy prematurely and indicated the Fed would need to be patient given strength in then-recent economic data. They expressed the possibility of a no rate cut scenario—leaving the market pricing in just 25 basis points of rate cuts by the end of 2024.

∎

S&P 500 constituents reported first quarter 2024 corporate earnings that were broadly better than consensus expected, with the number of reported companies exceeding analyst estimates trending above its historical 10-year average.

∎

For the Reporting Period overall, all capitalization segments within the U.S. equity market posted double-digit absolute gains, led by mid-cap stocks, as measured by the Russell Midcap® Index, followed by large-cap stocks, as measured by the Russell 1000® Index, and then small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth stocks moderately outperformed value stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

∎

All 11 sectors of the S&P 500 Index generated double-digit positive total returns during the Reporting Period. The best performing sectors within the S&P 500 Index during the Reporting Period were communication services, financials, information technology and industrials. The weakest performing sectors were real estate, energy, health care and consumer staples.

U.S. Fixed Income

∎	The U.S. fixed income market recorded a positive return for the Reporting Period.

∎	The Bloomberg U.S. Aggregate Bond Index, representing U.S. bonds of investment grade quality or better, returned 4.97%.

∎	U.S. high yield corporate bonds, as represented by the ICE BofAML BB to B US High Yield Constrained Index, returned 8.57%.

2

MARKET REVIEW

∎

As the Reporting Period began in November 2023, the U.S. saw the greatest easing of financial conditions in any month during the previous 40 years. Factors behind the easing included ongoing disinflation, soft landing optimism and expectations of a dovish Fed pivot. (A soft landing, in economics, is a cyclical downturn that avoids recession. It typically describes attempts by central banks to raise interest rates just enough to stop an economy from overheating and experiencing high inflation, without causing a significant increase in unemployment, or a hard landing. Dovish suggests lower interest rates; opposite of hawkish.)

∎	Government bond yields plunged, with the 10-year U.S. Treasury yield falling approximately 67 basis points. (A basis point is 1/100th of a percentage point.)

∎	Spread, or non-government bond, sectors broadly advanced, with high yield corporate bonds delivering especially strong gains.

∎

In December, the Fed signaled it might have reached the peak of its current monetary policy tightening cycle, and its median dot plot projection showed 75 basis points of rate cuts in 2024. (The dot plot shows interest rate projections of the members of the Federal Open Market Committee.)

∎	Bond yields fell during the month, with the 10-year U.S. Treasury yield dropping below 4% for the first time since August 2023.

∎	Market projections for Fed rate cuts bolstered spread sector performance, fueling additional gains by high yield corporate bonds.

∎

During the first quarter of 2024, bond yields were, by turns, pushed up by hawkish Fed commentary and soft landing optimism and pushed down by progress on disinflation and changing investor expectations about potential Fed rate cuts.

∎

High yield corporate bonds generated positive returns, supported by a mix of better than consensus expected corporate earnings and favorable supply/demand dynamics, including a surge of new issuance and positive investment flows into high yield corporate bond mutual funds.

∎

In April 2024, strong U.S. economic data and resilient labor markets coincided with upside inflation surprises. The combination appeared to raise the bar for Fed monetary policy easing, increasing the prospect of a prolonged period of elevated interest rates.

∎	Bond yields rose significantly, with the two-year U.S. Treasury yield climbing above 5% for the first time since November 2023.

∎	As interest rates rose in April, high yield corporate bonds weakened, though they held up better than most other spread sectors.

∎	During the Reporting Period overall, yields fell along the U.S. Treasury yield curve, with the yields on the longest maturities dropping the most.

∎

The U.S. Treasury yield curve was inverted between two-year and 10-year maturities throughout the Reporting Period. (When the yield curve is inverted, two-year yields are higher than 10-year yields. Historically, an inverted U.S. Treasury yield curve often precedes an economic recession.)

3

MARKET REVIEW

Energy MLPs

∎

Energy equities generally outperformed energy commodities during the Reporting Period. The S&P energy sector, as represented by the S&P 500® Energy Select Sector Index (“IXE”)[1], returned 11.75% and the broad midstream[2] sector, as represented by the Alerian US Midstream Energy Index (“AMUS”)[3], returned 18.87% during the Reporting Period. To compare, the S&P 500 Index, a measure of the broad U.S. equities market, finished the Reporting Period up 20.98%. The Bloomberg Commodity Index[4] returned -0.18% for the Reporting Period, as West Texas Intermediate crude oil prices drifted solidly higher but natural gas prices were down significantly.

∎

Despite ongoing macroeconomic uncertainty for much of 2023, energy-related equities remained resilient to begin the Reporting Period in the last two months of the calendar year amid a pullback in crude oil prices, driven by heightened geopolitical tensions with the outbreak of war in the Middle East.

∎

As the Reporting Period progressed, strong midstream performance was underpinned by a supportive commodity price backdrop and a better appreciation from investors around the sector’s value proposition.

∎

Midstream energy fundamentals were some of the most attractive they have been, with energy companies generating record amounts of free cash flow. This, in turn, gave energy companies the ability to de-lever significantly, creating less volatility in equity prices.

∎

Management teams have been intently focused on maximizing shareholder value, i.e., they have been more disciplined on capital expenditures, stable and growing dividends, and share buyback programs. Such management focus helped drive equity price performance.

∎

During the Reporting Period, there was a growing divergence in midstream equity performance, with Master Limited Partnerships (“MLPs”) outperforming C-Corps. As a reminder, the midstream opportunity set includes companies structured as MLPs and C-Corps, with C-Corps currently representing the majority of the midstream market capitalization. We believe MLP outperformance was largely attributed to two factors.

∎

First, MLP valuation mean reversion for MLP multiples. (Mean reversion is a financial theory positing that asset prices and historical returns eventually revert to their long-term mean or average level. Multiples is a generic term for a class of different indicators that can be used to value a security. A multiple is simply a ratio that is calculated by dividing the market or estimated value of an asset by a specific item on the financial statements.)

∎

Second, continued consolidation in the MLP market segment, with C-Corps buying MLPs for a premium, which has benefited MLPs’ performance and created a technical tailwind for many of the smaller MLPs. Notably, MLP-only indices have reallocated consolidation proceeds to a smaller MLP universe.

∎

Overall, we believed at the end of the Reporting Period that the midstream sector presented a compelling investment opportunity amid a strong commodity price backdrop, healthy fundamentals and discounted valuations.

Fund Changes and Highlights

No material changes were made to the Funds during the Reporting Period.

[1]

All components of the S&P 500® Index are assigned to one of the eleven Select Sector Indices, which seek to track major economic segments and are highly liquid benchmarks. The S&P 500® Energy Select Sector Index (“IXE”) comprises those companies included in the S&P 500® Index that are classified as members of the GICS® energy sector.

[2]

The midstream component of the energy industry is usually defined as those companies providing products or services that help link the supply side (i.e., energy producers) and the demand side (i.e., energy end-users for any type of energy commodity. Such midstream businesses can include, but are not limited to, those that process, store, market and transport energy commodities.

[3]

Source: Alerian. The Alerian US Midstream Energy Index is a broad-based composite of U.S. energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMUS) and on a total-return basis (AMUSX). It is not possible to invest directly in an unmanaged index.

[4]

The Bloomberg Commodity Index is made up of 23 exchange-traded futures on physical commodities, representing 21 commodities which are weighted to account for economic significance and market liquidity.

4

FUND BASICS

Goldman Sachs Income Builder Fund

as of April 30, 2024

PERFORMANCE REVIEW

November 1, 2023–April 30, 2024	Fund Total Return (based on NAV)[1]	Russell 1000® Value Index[2]	ICE BofAML BB to B U.S. High Yield Constrained Index[3]

Class A	12.15%	18.42%	8.57%

Class C	11.70	18.42	8.57

Institutional	12.30	18.42	8.57

Investor	12.30	18.42	8.57

Class R6	12.31	18.42	8.57

Class P	12.35	18.42	8.57

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. This index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. It is not possible to invest directly in an unmanaged index.

[3]

The ICE BofAML BB to B U.S. High Yield Constrained Index contains all securities in the ICE BofAML U.S. High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN EQUITY HOLDINGS AS OF 4/30/24‡

Holding	% of Net Assets	Line of Business

JPMorgan Chase & Co.	1.2%	Banks
Exxon Mobil Corp.	0.8	Oil, Gas & Consumable Fuels
Progressive Corp.	0.8	Insurance
Blackstone, Inc.	0.8	Capital Markets
Shell PLC	0.8	Oil, Gas & Consumable Fuels
Rio Tinto PLC	0.7	Metals & Mining
Dell Technologies, Inc.	0.7	Technology Hardware, Storage & Peripherals
Allstate Corp.	0.6	Insurance
Johnson & Johnson	0.7	Pharmaceuticals
ConocoPhillips	0.6	Oil, Gas & Consumable Fuels

‡	The top 10 holdings may not be representative of the Fund’s future investments.

5

FUND BASICS

FUND’S EQUITY SECTOR ALLOCATIONS VS. BENCHMARK†

As of April 30, 2024

†

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the total value of the Fund’s equity investments. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Underlying sector allocations of exchange traded funds and other investment companies held by the Fund are not reflected in the graph above.

6

FUND BASICS

FUND’S FIXED INCOME COMPOSITION*

As of April 30, 2024

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s Fixed Income investments. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

7

FUND BASICS

Goldman Sachs Rising Dividend Growth Fund

as of April 30, 2024

PERFORMANCE REVIEW

November 1, 2023–April 30, 2024	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]

Class A	18.09%	20.98%

Class C	17.69	20.98

Institutional	18.31	20.98

Investor	18.22	20.98

Class R6	18.33	20.98

Class R	17.98	20.98

Class P	18.31	20.98

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 4/30/24±

Holding	% of Net Assets	Line of Business

Comcast Corp.	2.3%	Media
Energy Transfer LP	1.9	Oil, Gas & Consumable Fuels
MPLX LP	1.8	Oil, Gas & Consumable Fuels
Enterprise Products Partners LP	1.6	Oil, Gas & Consumable Fuels
Texas Instruments, Inc.	1.6	Semiconductors & Semiconductor Equipment
Intuit, Inc.	1.5	Software
Microsoft Corp.	1.5	Software
Oracle Corp.	1.5	Software
Accenture PLC	1.5	IT Services
Applied Materials, Inc.	1.4	Semiconductors & Semiconductor Equipment

±	The top 10 holdings may not be representative of the Fund’s future investments. The top 10 holdings exclude investments in money market funds.

8

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION†

As of April 30, 2024

†

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Underlying sector allocations of exchange traded funds and other investment companies held by the Fund are not reflected in the graph above. Figures in the graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

9

FUND BASICS

Index Definitions

Russell 1000® Value Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The figures for the Russell 1000® Value Index do not include any deduction for fees, expenses or taxes.

ICE BofAML BB to B US High Yield Bond Index contains all securities in the ICE BofAML U.S. High Yield Index rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. Index constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. It is not possible to invest directly in an unmanaged index.

S&P 500® Index is a U.S. stock market index based on the market capitalizations of 500 large companies having common stock listed on the New York Stock Exchange or NASDAQ. The S&P 500® Index components and their weightings are determined by S&P Dow Jones Indices.

S&P 500® Index Energy Select Sector Index (“IXE”) comprises those companies included in the S&P 500® Index that are classified as members of the GICS® energy sector.

Alerian US Midstream Energy Index is a broad-based composite of U.S. energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMUS) and on a total-return basis (AMUSX). It is not possible to invest directly in an unmanaged index.

Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. The Russell 1000® Index is a subset of the Russell 3000® Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Russell 3000® Index is a market capitalization weighted equity index maintained by the FTSE Russell that provides exposure to the entire U.S. stock market. The index tracks the performance of the 3,000 largest U.S.-traded stocks which represent about 98% of all U.S incorporated equity securities. It is not possible to invest directly in an index.

Bloomberg U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. The Index figure does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

10

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments April 30, 2024 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – 49.1%

Advertising(a)(b) – 0.1%
Clear Channel Outdoor Holdings, Inc.
$3,210,000	7.875%		04/01/30	$3,143,553

Aerospace & Defense(a) – 0.8%
Boeing Co.
1,875,000	3.450		11/01/28	1,673,662
3,432,000	5.150		05/01/30	3,253,982
1,652,000	5.805		05/01/50	1,463,259
Spirit AeroSystems, Inc. (b)
1,170,000	9.375		11/30/29	1,266,584
2,850,000	9.750		11/15/30	3,153,183
TransDigm, Inc.
3,300,000	5.500		11/15/27	3,205,686
2,050,000	6.750	(b)	08/15/28	2,058,487
315,000	4.625		01/15/29	288,616
2,246,000	4.875		05/01/29	2,068,521
100,000	7.125	(b)	12/01/31	101,986
Triumph Group, Inc. (b)
679,000	9.000		03/15/28	702,975

				19,236,941

Agriculture – 0.3%
BAT Capital Corp. (a)
7,000,000	4.390		08/15/37	5,744,900
MHP SE (b)
550,000	7.750		05/10/24	536,910

				6,281,810

Airlines – 0.7%
Allegiant Travel Co. (a)(b)
1,035,000	7.250		08/15/27	1,001,331
American Airlines, Inc./AAdvantage Loyalty IP Ltd. (b)
1,717,000	5.750		04/20/29	1,658,261
Delta Air Lines, Inc. (a)
3,600,000	7.375		01/15/26	3,678,912
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. (a)(b)
2,155,000	5.750		01/20/26	2,023,847
United Airlines, Inc. (a)(b)
2,080,000	4.625		04/15/29	1,918,134
VistaJet Malta Finance PLC/Vista Management Holding, Inc. (a)(b)
4,145,000	7.875		05/01/27	3,690,211
1,295,000	9.500		06/01/28	1,157,847

				15,128,543

Auto Parts & Equipment(a) – 0.0%
Tupy Overseas SA
200,000	4.500		02/16/31	170,875

Automotive(a) – 1.6%
Adient Global Holdings Ltd. (b)
2,000,000	7.000		04/15/28	2,026,160
Clarios Global LP/Clarios U.S. Finance Co. (b)
1,850,000	8.500		05/15/27	1,852,350

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Automotive(a) – (continued)
Dana, Inc.
	$2,075,000	4.250%		09/01/30	$1,798,403
Dealer Tire LLC/DT Issuer LLC (b)
	5,637,000	8.000		02/01/28	5,542,975
Ford Motor Co.
	3,726,000	3.250		02/12/32	3,003,156
Ford Motor Credit Co. LLC
	400,000	4.687		06/09/25	393,884
	4,260,000	3.375		11/13/25	4,090,622
	3,111,000	4.950		05/28/27	3,005,039
	1,640,000	3.815		11/02/27	1,519,476
General Motors Co.
	3,000,000	6.600		04/01/36	3,080,460
General Motors Financial Co., Inc.
	1,975,000	5.650		01/17/29	1,957,284
	4,100,000	3.100		01/12/32	3,377,990
Hyundai Capital America (b)
	4,050,000	5.700		06/26/30	4,021,812
Phinia, Inc. (b)
	1,345,000	6.750		04/15/29	1,349,909

					37,019,520

Banks – 5.9%
Absa Group Ltd. (a)(c) (5 yr. CMT + 5.411%)
	960,000	6.375		05/27/26	926,700
Access Bank PLC (b)
	900,000	6.125		09/21/26	832,781
Alfa Bank AO Via Alfa Bond Issuance PLC (d)(a) (5 yr. CMT + 4.546%)
	360,000	5.950		04/15/30	—
Banca Transilvania SA (a)(c) (1 yr. EURIBOR ICE Swap + 5.580%)
EUR	650,000	8.875		04/27/27	731,833
Banco Continental SAECA (a)
	$1,210,000	2.750		12/10/25	1,138,156
Banco Davivienda SA (a)(c)
(10 yr. CMT + 5.097%)
	420,000	6.650	(b)	04/22/31	293,672
(10 yr. CMT + 5.097%)
	200,000	6.650		04/22/31	139,844
Banco de Bogota SA
	740,000	6.250		05/12/26	728,206
Banco de Credito del Peru SA (a)(b)
	650,000	5.850		01/11/29	642,525
Banco del Estado de Chile (a)(b)(c) (5 yr. CMT + 3.228%)
	600,000	7.950		05/02/29	604,800
Banco do Brasil SA (a)(c) (10 yr. CMT + 4.398%)
	670,000	8.748		10/15/24	675,695
Banco Industrial SA (a)(b)(c) (5 yr. CMT + 4.442%)
	930,000	4.875		01/29/31	892,335
Banco Internacional del Peru SAA Interbank (a)(c) (5 yr. CMT + 3.711%)
	790,000	4.000		07/08/30	757,906

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Banco Mercantil del Norte SA (a)(c)
(5 yr. CMT + 4.643%)
$340,000	5.875	%(b)	01/24/27	$317,900
(5 yr. CMT + 4.643%)
460,000	5.875		01/24/27	430,100
(5 yr. CMT + 4.967%)
690,000	6.750		09/27/24	684,480
Banco Santander SA
2,000,000	3.490		05/28/30	1,759,520
(1 yr. CMT + 1.600%)
3,600,000	3.225	(a)(c)	11/22/32	2,910,528
Bank Hapoalim BM (a)(c) (5 yr. CMT + 2.155%)
540,000	3.255		01/21/32	481,781
Bank Leumi Le-Israel BM (a)(c) (5 yr. CMT + 1.631%)
520,000	3.275		01/29/31	480,350
Bank of America Corp. (a)(c)
(3 mo. USD Term SOFR + 4.160%)
4,000,000	6.100		03/17/25	3,991,560
(Secured Overnight Financing Rate + 1.630%)
1,760,000	5.202		04/25/29	1,733,406
Bank of New York Mellon Corp. (a)(c) (5 yr. CMT + 4.358%)
2,000,000	4.700		09/20/25	1,955,580
Barclays PLC (a)(c)
(1 yr. CMT + 3.000%)
4,810,000	5.746		08/09/33	4,695,570
(5 yr. CMT + 5.431%)
4,800,000	8.000		03/15/29	4,722,240
BNP Paribas SA (b)
2,700,000	4.375		05/12/26	2,615,544
(5 yr. CMT + 4.354%)
3,000,000	8.500	(a)(c)	08/14/28	3,099,750
BPCE SA (b)
4,150,000	4.625		09/12/28	3,994,209
(Secured Overnight Financing Rate + 1.730%)
2,100,000	3.116	(a)(c)	10/19/32	1,686,825
Citigroup, Inc. (a)(c)
(3 mo. USD Term SOFR + 3.728%)
1,250,000	9.035		05/15/24	1,251,238
(3 mo. USD Term SOFR + 4.779%)
1,890,000	6.250		08/15/26	1,881,438
(5 yr. CMT + 3.209%)
3,000,000	7.375		05/15/28	3,067,890
(5 yr. CMT + 3.211%)
2,147,000	7.625		11/15/28	2,218,388
(5 yr. CMT + 3.597%)
1,000,000	4.000		12/10/25	954,700
(Secured Overnight Financing Rate + 1.351%)
3,325,000	3.057		01/25/33	2,753,699
(Secured Overnight Financing Rate + 3.914%)
900,000	4.412		03/31/31	839,277
Comerica, Inc. (a)(c) (5 yr. CMT + 5.291%)
1,000,000	5.625		07/01/25	961,450
Credit Bank of Moscow Via CBOM Finance PLC (d)
260,000	4.700	(b)	01/29/25	—

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
(5 yr. USD Swap + 5.416%)
	$280,000	7.500	%(a)	10/05/27	$—
Deutsche Bank AG (a)(c) (5 yr. CMT + 4.524%)
	800,000	6.000		10/30/25	741,448
Fifth Third Bancorp (a)(c) (5 yr. CMT + 4.215%)
	1,000,000	4.500		09/30/25	953,850
First Bank of Nigeria Ltd. Via FBN Finance Co. BV (b)
	200,000	8.625		10/27/25	196,875
Freedom Mortgage Corp. (a)(b)
	1,122,000	7.625		05/01/26	1,117,355
	2,610,000	6.625		01/15/27	2,511,942
Grupo Aval Ltd. (a)
	1,410,000	4.375		02/04/30	1,170,300
Huntington Bancshares, Inc. (a)(c) (7 yr. CMT + 4.045%)
	1,000,000	4.450		10/15/27	896,690
ING Groep NV (a)(c) (5 yr. USD Swap + 4.446%)
	3,000,000	6.500		04/16/25	2,947,050
Intesa Sanpaolo SpA (b)
	8,000,000	5.017		06/26/24	7,979,520
Ipoteka-Bank ATIB
	710,000	5.500		11/19/25	683,153
Itau Unibanco Holding SA (a)(c) (5 yr. CMT + 3.981%)
	500,000	7.721		06/12/24	497,188
JPMorgan Chase & Co. (a)(c)
(3 mo. USD Term SOFR + 2.515%)
	2,666,000	2.956		05/13/31	2,279,697
(5 yr. CMT + 2.737%)
	2,742,000	6.875		06/01/29	2,810,523
Macquarie Group Ltd. (a)(b)(c) (3 mo. USD LIBOR + 1.372%)
	3,650,000	3.763		11/28/28	3,402,603
Morgan Stanley (a)(c)
	2,500,000	5.875		09/15/26	2,365,275
(Secured Overnight Financing Rate + 1.290%)
	1,950,000	2.943		01/21/33	1,608,204
NBK Tier 1 Financing 2 Ltd. (a)(c) (6 yr. CMT + 2.832%)
	790,000	4.500		08/27/25	759,881
OTP Bank Nyrt (a)(c) (3 mo. EUR Euribor + 4.265%)
EUR	780,000	5.500		07/13/25	831,110
PNC Financial Services Group, Inc. (a)(c)
(5 yr. CMT + 3.000%)
	$2,000,000	6.000		05/15/27	1,928,540
(5 yr. CMT + 3.238%)
	3,000,000	6.200		09/15/27	2,941,770
(7 yr. CMT + 2.808%)
	2,000,000	6.250		03/15/30	1,884,820
Regions Financial Corp. (a)(c) (5 yr. CMT + 5.430%)
	1,000,000	5.750		06/15/25	979,550
Royal Bank of Canada (a)(c) (5 yr. CMT + 2.887%)
	3,315,000	7.500		05/02/84	3,316,392
Standard Chartered PLC (a)(b)(c) (5 yr. CMT + 3.805%)
	4,255,000	4.750		01/14/31	3,408,638
Toronto-Dominion Bank (a)(c) (5 yr. CMT + 4.075%)
	2,000,000	8.125		10/31/82	2,058,560

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Banks – (continued)
Truist Financial Corp. (a)(c)
(10 yr. CMT + 4.349%)
$2,237,000	5.100%		03/01/30	$2,028,601
(5 yr. CMT + 4.605%)
1,000,000	4.950		09/01/25	972,760
(Secured Overnight Financing Rate + 2.050%)
1,360,000	6.047		06/08/27	1,366,786
Turkiye Garanti Bankasi AS (a)(b)(c) (5 yr. CMT + 4.090%)
510,000	8.375		02/28/34	506,653
U.S. Bancorp (a)(c) (5 yr. CMT + 2.541%)
1,000,000	3.700		01/15/27	858,500
UBS Group AG (a)
1,726,000	4.282	(b)	01/09/28	1,638,354
(5 yr. CMT + 3.098%)
4,801,000	3.875	(b)(c)	06/02/26	4,334,919
(5 yr. CMT + 4.745%)
5,590,000	9.250	(b)(c)	11/13/28	5,969,952
(5 yr. USD Swap + 4.590%)
4,000,000	6.875	(c)	08/07/25	3,935,040
UniCredit SpA (a)(b)(c) (5 yr. CMT + 4.750%)
1,525,000	5.459		06/30/35	1,401,795
United Bank for Africa PLC
200,000	6.750		11/19/26	190,563
Uzbek Industrial & Construction Bank ATB
850,000	5.750		12/02/24	835,125
Wells Fargo & Co. (a)(c)
(5 yr. CMT + 3.453%)
1,000,000	3.900		03/15/26	947,350
(5 yr. CMT + 3.606%)
1,000,000	7.625		09/15/28	1,044,230
Yapi ve Kredi Bankasi AS (b)
510,000	9.250		10/16/28	540,600
(5 yr. CMT + 5.278%)
450,000	9.250	(a)(c)	01/17/34	460,828
(5 yr. CMT + 5.499%)
470,000	9.743	(a)(c)	04/04/29	468,238

				135,623,104

Beverages(a) – 0.9%
Anadolu Efes Biracilik Ve Malt Sanayii AS
420,000	3.375	(b)	06/29/28	364,219
950,000	3.375		06/29/28	823,828
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
8,050,000	4.700		02/01/36	7,494,791
Becle SAB de CV
610,000	2.500		10/14/31	471,034
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL (b)
680,000	5.250		04/27/29	632,597
Constellation Brands, Inc.
2,275,000	2.875		05/01/30	1,962,916
3,975,000	2.250		08/01/31	3,180,954
Keurig Dr Pepper, Inc.
1,055,000	3.200		05/01/30	933,453

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Beverages(a) – (continued)
$5,375,000	4.050%		04/15/32	$4,883,779
308,000	3.800		05/01/50	224,680

				20,972,251

Building Materials(a) – 0.6%
Builders FirstSource, Inc. (b)
1,800,000	5.000		03/01/30	1,682,676
Cemex SAB de CV (c)
(5 yr. CMT + 4.534%)
800,000	5.125	(b)	06/08/26	767,640
(5 yr. CMT + 4.534%)
460,000	5.125		06/08/26	441,393
(5 yr. CMT + 5.157%)
590,000	9.125	(b)	03/14/28	631,716
CP Atlas Buyer, Inc. (b)
2,160,000	7.000		12/01/28	1,946,419
GCC SAB de CV (b)
860,000	3.614		04/20/32	721,876
Masonite International Corp. (b)
2,075,000	5.375		02/01/28	2,076,639
Sisecam U.K. PLC (b)
400,000	8.625		05/02/32	405,500
Standard Industries, Inc. (b)
1,880,000	4.375		07/15/30	1,665,774
4,054,000	3.375		01/15/31	3,338,104

				13,677,737

Chemicals(a) – 1.1%
Ashland, Inc. (b)
3,225,000	3.375		09/01/31	2,679,136
ASP Unifrax Holdings, Inc. (b)
775,000	5.250		09/30/28	491,892
Avient Corp. (b)
1,725,000	7.125		08/01/30	1,747,063
Axalta Coating Systems LLC (b)
3,100,000	3.375		02/15/29	2,727,814
Braskem Netherlands Finance BV (c) (5 yr. CMT + 8.220%)
480,000	8.500		01/23/81	469,950
Chemours Co. (b)
4,560,000	4.625		11/15/29	3,909,562
Huntsman International LLC
2,104,000	4.500		05/01/29	1,962,822
Ingevity Corp. (b)
1,305,000	3.875		11/01/28	1,162,638
Minerals Technologies, Inc. (b)
1,695,000	5.000		07/01/28	1,614,742
OCP SA
960,000	5.125		06/23/51	694,800
Olympus Water U.S. Holding Corp. (b)
2,500,000	9.750		11/15/28	2,655,025
Sasol Financing USA LLC
280,000	4.375		09/18/26	263,900
890,000	5.500		03/18/31	740,091
SNF Group SACA (b)
740,000	3.125		03/15/27	681,399

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Chemicals(a) – (continued)
	$925,000	3.375%		03/15/30	$795,657
Valvoline, Inc. (b)
	885,000	3.625		06/15/31	746,338
WR Grace Holdings LLC (b)
	1,855,000	5.625		08/15/29	1,663,471

					25,006,300

Commercial Services(a) – 1.7%
ADT Security Corp. (b)
	4,387,000	4.125		08/01/29	3,963,654
Allied Universal Holdco LLC/Allied Universal Finance Corp. (b)
	1,050,000	6.625		07/15/26	1,047,932
APi Group DE, Inc. (b)
	5,193,000	4.125		07/15/29	4,575,812
	575,000	4.750		10/15/29	523,020
APX Group, Inc. (b)
	4,286,000	5.750		07/15/29	3,980,923
Bidvest Group U.K. PLC (b)
	1,260,000	3.625		09/23/26	1,163,137
Garda World Security Corp. (b)
	900,000	7.750		02/15/28	909,936
HealthEquity, Inc. (b)
	1,058,000	4.500		10/01/29	965,404
Limak Iskenderun Uluslararasi Liman Isletmeciligi AS (b)
	890,953	9.500		07/10/36	822,183
Mavis Tire Express Services Topco Corp. (b)
	2,621,000	6.500		05/15/29	2,429,248
Mersin Uluslararasi Liman Isletmeciligi AS (b)
	1,660,000	8.250		11/15/28	1,706,015
NESCO Holdings II, Inc. (b)
	3,083,000	5.500		04/15/29	2,876,347
Techem Verwaltungsgesellschaft 674 GmbH
EUR	668,191	6.000		07/30/26	713,093
Verisure Holding AB (b)
	725,000	3.250		02/15/27	742,857
	2,133,000	5.500		05/15/30	2,280,800
Verisure Midholding AB
	800,000	5.250	(b)	02/15/29	822,223
	1,450,000	5.250		02/15/29	1,490,278
VT Topco, Inc. (b)
	$5,282,000	8.500		08/15/30	5,468,032
Wand NewCo 3, Inc. (b)
	2,944,000	7.625		01/30/32	2,999,229

					39,480,123

Computers(a) – 0.7%
Booz Allen Hamilton, Inc. (b)
	2,513,000	3.875		09/01/28	2,328,294
Dell International LLC/EMC Corp.
	2,475,000	5.300		10/01/29	2,448,963
	2,699,000	8.100		07/15/36	3,145,523
Hewlett Packard Enterprise Co.
	2,730,000	6.200		10/15/35	2,807,095
KBR, Inc. (b)
	1,161,000	4.750		09/30/28	1,083,259

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Computers(a) – (continued)
McAfee Corp. (b)
$3,435,000	7.375%		02/15/30	$3,185,585
Virtusa Corp. (b)
2,371,000	7.125		12/15/28	2,130,960

				17,129,679

Distribution & Wholesale(a)(b) – 0.2%
American Builders & Contractors Supply Co., Inc.
2,760,000	3.875		11/15/29	2,419,195
BCPE Empire Holdings, Inc.
2,436,000	7.625		05/01/27	2,375,100

				4,794,295

Diversified Financial Services – 2.6%
AerCap Holdings NV (a)(c) (5 yr. CMT + 4.535%)
1,825,000	5.875		10/10/79	1,806,987
AerCap Ireland Capital DAC/AerCap Global Aviation Trust (a)
3,625,000	3.000		10/29/28	3,233,464
AG TTMT Escrow Issuer LLC (a)(b)
1,025,000	8.625		09/30/27	1,055,760
Air Lease Corp. (a)
2,750,000	3.750		06/01/26	2,639,147
Ally Financial, Inc.
4,000,000	8.000		11/01/31	4,332,880
(7 yr. CMT + 3.481%)
3,415,000	4.700	(a)(c)	05/15/28	2,642,698
American Express Co. (a)(c) (5 yr. CMT + 2.854%)
1,000,000	3.550		09/15/26	912,670
Aviation Capital Group LLC (a)(b)
800,000	1.950		01/30/26	745,488
Avolon Holdings Funding Ltd. (a)(b)
1,300,000	3.250		02/15/27	1,197,794
1,927,000	2.528		11/18/27	1,699,672
Castlelake Aviation Finance DAC (a)(b)
2,420,000	5.000		04/15/27	2,328,403
Charles Schwab Corp. (a)(c)
(5 yr. CMT + 3.168%)
2,875,000	4.000		06/01/26	2,649,859
(5 yr. CMT + 4.971%)
2,250,000	5.375		06/01/25	2,223,765
Discover Financial Services (a)(c) (5 yr. CMT + 5.783%)
1,000,000	6.125		06/23/25	999,360
Global Aircraft Leasing Co. Ltd. (a)(b)(e) (PIK 7.250%, Cash 6.500%)
2,017,883	6.500		09/15/24	1,907,121
Intercorp Financial Services, Inc. (a)
340,000	4.125		10/19/27	311,100
Jefferies Finance LLC/JFIN Co.-Issuer Corp. (a)(b)
3,829,000	5.000		08/15/28	3,445,258
Macquarie Airfinance Holdings Ltd. (a)(b)
355,000	6.400		03/26/29	354,240
1,950,000	8.125		03/30/29	2,042,430
Midcap Financial Issuer Trust (a)(b)
2,567,000	6.500		05/01/28	2,323,751
810,000	5.625		01/15/30	680,910

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Diversified Financial Services – (continued)
Nationstar Mortgage Holdings, Inc. (a)(b)
$2,651,000	5.500%		08/15/28	$2,493,345
Navient Corp. (a)
2,388,000	5.500		03/15/29	2,140,269
1,715,000	9.375		07/25/30	1,766,707
OneMain Finance Corp.
1,602,000	7.125		03/15/26	1,616,867
1,643,000	4.000	(a)	09/15/30	1,383,094
Oxford Finance LLC/Oxford Finance Co.-Issuer II, Inc. (a)(b)
1,365,000	6.375		02/01/27	1,278,800
Raymond James Financial, Inc. (a)
900,000	4.650		04/01/30	867,375
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc. (a)(b)
2,305,000	2.875		10/15/26	2,117,742
2,390,000	4.000		10/15/33	1,951,005
StoneX Group, Inc. (a)(b)
1,785,000	7.875		03/01/31	1,805,206
United Wholesale Mortgage LLC (a)(b)
3,195,000	5.500		04/15/29	2,970,264
Universe Trek Ltd. (f)(g)
400,000	0.000		06/15/26	420,200

				60,343,631

Electrical – 1.0%
Adani Electricity Mumbai Ltd.
410,000	3.949		02/12/30	338,763
AES Panama Generation Holdings SRL (a)
1,414,216	4.375		05/31/30	1,185,806
Calpine Corp. (a)(b)
4,215,000	3.750		03/01/31	3,650,864
Cikarang Listrindo Tbk. PT (a)
200,000	4.950		09/14/26	191,500
Energuate Trust (a)(b)
470,000	5.875		05/03/27	445,031
EnfraGen Energia Sur SA/EnfraGen Spain SA/Prime Energia SpA (a)
200,000	5.375		12/30/30	162,398
Eskom Holdings SOC Ltd.
430,000	7.125		02/11/25	427,313
220,000	6.350	(h)	08/10/28	207,900
458,000	8.450		08/10/28	450,558
Inkia Energy Ltd. (a)
400,000	5.875		11/09/27	388,368
Lamar Funding Ltd.
470,000	3.958		05/07/25	458,175
LLPL Capital Pte. Ltd.
356,132	6.875		02/04/39	343,445
Minejesa Capital BV
241,748	4.625		08/10/30	225,154
Mong Duong Finance Holdings BV (a)
488,814	5.125		05/07/29	466,206
National Central Cooling Co. PJSC
820,000	2.500		10/21/27	733,131
NextEra Energy Operating Partners LP (a)(b)
2,025,000	7.250		01/15/29	2,053,087

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Electrical – (continued)
NRG Energy, Inc. (a)
$2,800,000	3.750	%(b)	06/15/24	$2,788,604
115,000	5.750		01/15/28	113,083
448,000	3.375	(b)	02/15/29	393,375
Pacific Gas & Electric Co. (a)
1,470,000	3.500		08/01/50	944,255
Pike Corp. (a)(b)
2,420,000	5.500		09/01/28	2,295,467
820,000	8.625		01/31/31	862,074
Sempra (a)(c) (5 yr. CMT + 4.550%)
3,335,000	4.875		10/15/25	3,255,760

				22,380,317

Electrical Components & Equipment(a)(b) – 0.1%
WESCO Distribution, Inc.
1,000,000	6.375		03/15/29	994,340
760,000	6.625		03/15/32	756,238

				1,750,578

Electronics(a)(b) – 0.3%
Imola Merger Corp.
6,867,000	4.750		05/15/29	6,322,447
TTM Technologies, Inc.
799,000	4.000		03/01/29	715,217

				7,037,664

Energy-Alternate Sources(a) – 0.0%
Greenko Wind Projects Mauritius Ltd.
380,000	5.500		04/06/25	372,875

Engineering & Construction(a) – 0.7%
Aeropuerto Internacional de Tocumen SA
1,040,000	5.125		08/11/61	733,850
Aeropuertos Dominicanos Siglo XXI SA
1,630,000	6.750		03/30/29	1,636,520
Arcosa, Inc. (b)
1,221,000	4.375		04/15/29	1,115,335
ATP Tower Holdings LLC/Andean Tower Partners Colombia SAS/Andean Telecom Partners
950,000	4.050	(b)	04/27/26	884,687
200,000	4.050		04/27/26	186,250
Dycom Industries, Inc. (b)
2,764,000	4.500		04/15/29	2,542,742
Global Infrastructure Solutions, Inc. (b)
4,435,000	5.625		06/01/29	3,988,972
1,390,000	7.500		04/15/32	1,325,921
IHS Holding Ltd. (b)
750,000	5.625		11/29/26	691,172
200,000	6.250		11/29/28	172,250
International Airport Finance SA
647,611	12.000		03/15/33	686,468
Mexico City Airport Trust
490,000	3.875		04/30/28	456,159
320,000	5.500		10/31/46	262,500

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Engineering & Construction(a) – (continued)
	$930,000	5.500%	07/31/47	$761,728

				15,444,554

Entertainment(a) – 1.3%
Boyne USA, Inc. (b)
	2,706,000	4.750	05/15/29	2,463,326
Cinemark USA, Inc. (b)
	3,842,000	5.250	07/15/28	3,570,140
Cirsa Finance International SARL (b)
EUR	511,000	6.500	03/15/29	555,990
Light & Wonder International, Inc. (b)
	$500,000	7.000	05/15/28	501,955
Lions Gate Capital Holdings LLC (b)
	2,540,000	5.500	04/15/29	1,932,178
Melco Resorts Finance Ltd. (b)
	1,360,000	7.625	04/17/32	1,332,800
Merlin Entertainments Group U.S. Holdings, Inc. (b)
	1,405,000	7.375	02/15/31	1,411,140
Motion Bondco DAC (b)
	3,250,000	6.625	11/15/27	3,133,487
Penn Entertainment, Inc. (b)
	3,067,000	4.125	07/01/29	2,567,355
Resorts World Las Vegas LLC/RWLV Capital, Inc. (b)
	300,000	8.450	07/27/30	314,427
SeaWorld Parks & Entertainment, Inc. (b)
	4,880,000	5.250	08/15/29	4,497,750
Six Flags Entertainment Corp. (b)
	1,854,000	5.500	04/15/27	1,789,963
Warnermedia Holdings, Inc.
	2,300,000	4.054	03/15/29	2,097,439
	4,775,000	4.279	03/15/32	4,116,193

				30,284,143

Environmental(a) – 0.6%
Covanta Holding Corp.
	670,000	5.000	09/01/30	581,734
GFL Environmental, Inc. (b)
	6,980,000	4.000	08/01/28	6,335,816
Madison IAQ LLC (b)
	4,294,000	4.125	06/30/28	3,982,599
	485,000	5.875	06/30/29	450,347
Republic Services, Inc.
	2,065,000	2.375	03/15/33	1,623,544

				12,974,040

Food & Drug Retailing – 1.1%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC (a)(b)
	2,595,000	4.625	01/15/27	2,479,211
	1,995,000	5.875	02/15/28	1,953,903
	502,000	4.875	02/15/30	468,000
Bellis Acquisition Co. PLC (a)(b)
GBP	475,000	3.250	02/16/26	583,915
BRF GmbH
	$317,000	4.350	09/29/26	300,357

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Food & Drug Retailing – (continued)
H-Food Holdings LLC/Hearthside Finance Co., Inc. (a)(b)
	$2,820,000	8.500%	06/01/26	$201,743
Kraft Heinz Foods Co. (a)
	2,303,000	5.000	07/15/35	2,192,986
	2,592,000	4.375	06/01/46	2,078,240
Performance Food Group, Inc. (a)(b)
	1,150,000	5.500	10/15/27	1,113,407
Post Holdings, Inc. (a)(b)
	5,984,000	4.625	04/15/30	5,400,739
Sysco Corp. (a)
	5,975,000	5.950	04/01/30	6,102,387
U.S. Foods, Inc. (a)(b)
	2,690,000	4.750	02/15/29	2,510,927
	1,020,000	4.625	06/01/30	928,771

				26,314,586

Forest Products & Paper(a)(b) – 0.0%
Inversiones CMPC SA
	200,000	6.125	06/23/33	198,362
	310,000	6.125	02/26/34	305,350

				503,712

Gaming(a) – 0.1%
Melco Resorts Finance Ltd.
	630,000	5.625	07/17/27	594,562
MGM Resorts International
	1,832,000	4.750	10/15/28	1,705,794

				2,300,356

Hand/Machine Tools(a)(b) – 0.1%
Regal Rexnord Corp.
	2,020,000	6.300	02/15/30	2,030,787

Healthcare Providers & Services(a) – 1.2%
CAB SELAS (b)
EUR	1,175,000	3.375	02/01/28	1,097,780
Catalent Pharma Solutions, Inc. (b)
	$1,005,000	3.125	02/15/29	959,976
	603,000	3.500	04/01/30	573,881
Chrome Holdco SAS (b)
EUR	2,100,000	5.000	05/31/29	1,432,054
DaVita, Inc. (b)
	$7,070,000	3.750	02/15/31	5,821,933
Encompass Health Corp.
	1,200,000	4.500	02/01/28	1,125,300
LifePoint Health, Inc. (b)
	4,595,000	5.375	01/15/29	3,673,565
Medline Borrower LP (b)
	3,270,000	3.875	04/01/29	2,927,467
	2,285,000	5.250	10/01/29	2,127,723
Molina Healthcare, Inc. (b)
	1,893,000	3.875	05/15/32	1,583,930
Select Medical Corp. (b)
	1,700,000	6.250	08/15/26	1,700,272
Tenet Healthcare Corp.
	2,000,000	6.250	02/01/27	1,993,920

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Healthcare Providers & Services(a) – (continued)
$3,289,000	6.125%	06/15/30	$3,240,323

			28,258,124

Home Builders – 0.7%
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC (a)(b)
1,642,000	4.875	02/15/30	1,421,233
Century Communities, Inc. (a)(b)
4,550,000	3.875	08/15/29	3,982,660
Installed Building Products, Inc. (a)(b)
800,000	5.750	02/01/28	775,960
KB Home (a)
1,805,000	7.250	07/15/30	1,849,241
LGI Homes, Inc. (a)(b)
3,698,000	4.000	07/15/29	3,162,123
PulteGroup, Inc.
3,000,000	7.875	06/15/32	3,384,330
Taylor Morrison Communities, Inc. (a)(b)
1,301,000	5.125	08/01/30	1,211,439

			15,786,986

Home Furnishings(a)(b) – 0.1%
Tempur Sealy International, Inc.
1,515,000	3.875	10/15/31	1,252,254

Household Products(a) – 0.0%
Central Garden & Pet Co.
1,380,000	4.125	10/15/30	1,206,244

Housewares(a) – 0.2%
Newell Brands, Inc.
1,380,000	7.000	04/01/46	1,120,560
Scotts Miracle-Gro Co.
3,702,000	4.000	04/01/31	3,122,156

			4,242,716

Insurance – 1.3%
Acrisure LLC/Acrisure Finance, Inc. (a)(b)
1,550,000	10.125	08/01/26	1,601,693
935,000	8.250	02/01/29	928,455
2,230,000	4.250	02/15/29	2,000,488
2,490,000	6.000	08/01/29	2,256,961
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer (a)(b)
1,666,000	6.750	10/15/27	1,635,346
5,500,000	6.750	04/15/28	5,495,985
American International Group, Inc. (a)
2,250,000	3.400	06/30/30	2,005,222
BroadStreet Partners, Inc. (a)(b)
4,594,000	5.875	04/15/29	4,188,120
Fidelity & Guaranty Life Holdings, Inc. (a)(b)
2,850,000	5.500	05/01/25	2,824,492
HUB International Ltd. (a)(b)
1,530,000	7.375	01/31/32	1,520,988
Markel Group, Inc. (a)(c) (5 yr. CMT + 5.662%)
1,500,000	6.000	06/01/25	1,482,765

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Insurance – (continued)
Prudential Financial, Inc. (a)(c) (5 yr. CMT + 3.234%)
	$1,500,000	6.000%		09/01/52	$1,453,845
Sagicor Financial Co. Ltd. (a)(b)
	790,000	5.300		05/13/28	756,425
Transatlantic Holdings, Inc.
	75,000	8.000		11/30/39	92,477
USI, Inc. (a)(b)
	1,170,000	7.500		01/15/32	1,163,624

					29,406,886

Internet(a) – 1.3%
ANGI Group LLC (b)
	2,604,000	3.875		08/15/28	2,208,947
Booking Holdings, Inc.
	2,850,000	4.625		04/13/30	2,747,628
Expedia Group, Inc.
	1,382,000	4.625		08/01/27	1,341,231
	3,425,000	3.250		02/15/30	3,021,569
Getty Images, Inc. (b)
	3,720,000	9.750		03/01/27	3,723,460
Go Daddy Operating Co. LLC/GD Finance Co., Inc. (b)
	1,305,000	5.250		12/01/27	1,260,408
GrubHub Holdings, Inc. (b)
	3,400,000	5.500		07/01/27	3,037,900
ION Trading Technologies SARL (b)
	1,868,000	5.750		05/15/28	1,706,063
Match Group Holdings II LLC (b)
	1,205,000	5.625		02/15/29	1,150,028
	918,000	3.625		10/01/31	757,938
Meituan
	480,000	3.050		10/28/30	404,850
Newfold Digital Holdings Group, Inc. (b)
	2,402,000	6.000		02/15/29	1,801,284
Prosus NV
	600,000	3.257		01/19/27	552,375
Uber Technologies, Inc. (b)
	1,800,000	6.250		01/15/28	1,796,814
	4,090,000	4.500		08/15/29	3,821,941
United Group BV (b)
EUR	1,225,000	4.625		08/15/28	1,246,661

					30,579,097

Investment Companies(a) – 0.3%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
	$2,577,000	4.750		09/15/24	2,561,693
	5,743,000	4.375		02/01/29	4,826,704

					7,388,397

Iron/Steel(a) – 0.2%
CAP SA (b)
	200,000	3.900		04/27/31	158,375
Cleveland-Cliffs, Inc.
	2,250,000	5.875		06/01/27	2,224,575
	1,620,000	4.875	(b)	03/01/31	1,422,198

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Principal Amount		Interest Rate	Maturity Date	Value

Corporate Obligations – (continued)

Iron/Steel(a) – (continued)
Metinvest BV
	$200,000	8.500%	04/23/26	$155,000
Samarco Mineracao SA (e) (PIK 9.049%, Cash 9.000%)
	205,982	9.500	06/30/31	187,856

				4,148,004

Leisure Time(a)(b) – 0.3%
Acushnet Co.
	325,000	7.375	10/15/28	333,625
Carnival Corp.
	750,000	7.000	08/15/29	769,635
MajorDrive Holdings IV LLC
	3,925,000	6.375	06/01/29	3,679,256
Royal Caribbean Cruises Ltd.
	920,000	6.250	03/15/32	906,421
TUI Cruises GmbH
EUR	1,100,000	6.500	05/15/26	1,187,550

				6,876,487

Lodging(a) – 0.4%
Champion Path Holdings Ltd.
	$200,000	4.850	01/27/28	179,312
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc. (b)
	3,795,000	5.000	06/01/29	3,440,737
Marriott International, Inc.
	1,700,000	4.900	04/15/29	1,654,899
Marriott Ownership Resorts, Inc. (b)
	3,374,000	4.500	06/15/29	3,032,349
Sands China Ltd.
	470,000	5.400	08/08/28	455,021
Travel & Leisure Co. (b)
	598,000	6.625	07/31/26	598,658

				9,360,976

Machinery - Construction & Mining(a)(b) – 0.2%
BWX Technologies, Inc.
	1,023,000	4.125	06/30/28	934,408
Vertiv Group Corp.
	2,956,000	4.125	11/15/28	2,737,138

				3,671,546

Machinery-Diversified(a)(b) – 0.4%
Chart Industries, Inc.
	1,735,000	7.500	01/01/30	1,775,668
Husky Injection Molding Systems Ltd./Titan Co.-Borrower LLC
	3,060,000	9.000	02/15/29	3,151,341
TK Elevator Holdco GmbH
	4,509,000	7.625	07/15/28	4,418,279

				9,345,288

Media(a) – 2.8%
Altice Financing SA (b)
	1,848,000	5.000	01/15/28	1,470,842
EUR	2,975,000	4.250	08/15/29	2,492,917

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Media(a) – (continued)
AMC Networks, Inc. (b)
	$1,020,000	10.250%		01/15/29	$1,020,020
CCO Holdings LLC/CCO Holdings Capital Corp. (b)
	4,980,000	4.750		03/01/30	4,141,467
	6,135,000	4.250		02/01/31	4,815,852
	4,800,000	4.750		02/01/32	3,769,344
Charter Communications Operating LLC/Charter Communications Operating Capital
	12,000,000	6.384		10/23/35	11,330,040
Cumulus Media New Holdings, Inc. (b)
	2,421,000	6.750		07/01/26	1,414,881
Diamond Sports Group LLC/Diamond Sports Finance Co. (b)(i)
	3,345,000	6.625		08/15/27	85,231
Directv Financing LLC/Directv Financing Co.-Obligor, Inc. (b)
	5,980,000	5.875		08/15/27	5,570,370
DISH DBS Corp. (b)
	1,720,000	5.250		12/01/26	1,354,173
iHeartCommunications, Inc.
	4,605,000	8.375		05/01/27	2,443,965
	550,000	4.750	(b)	01/15/28	392,579
LCPR Senior Secured Financing DAC (b)
	3,156,000	5.125		07/15/29	2,633,335
News Corp. (b)
	2,470,000	3.875		05/15/29	2,218,332
Nexstar Media, Inc. (b)
	1,500,000	5.625		07/15/27	1,410,360
Sinclair Television Group, Inc. (b)
	1,210,000	5.125		02/15/27	1,088,129
Sirius XM Radio, Inc. (b)
	820,000	3.125		09/01/26	764,814
	5,020,000	4.000		07/15/28	4,472,318
	2,260,000	3.875		09/01/31	1,816,814
TEGNA, Inc.
	2,300,000	4.625		03/15/28	2,083,593
Telecomunicaciones Digitales SA
	650,000	4.500		01/30/30	572,650
Townsquare Media, Inc. (b)
	2,038,000	6.875		02/01/26	1,978,103
Urban One, Inc. (b)
	1,930,000	7.375		02/01/28	1,565,828
Ziggo Bond Co. BV (b)
EUR	675,000	3.375		02/28/30	606,277
	$500,000	5.125		02/28/30	415,325
Ziggo BV (b)
	1,628,000	4.875		01/15/30	1,426,519

					63,354,078

Mining – 0.6%
Constellium SE (a)(b)
	2,585,000	3.750		04/15/29	2,293,670
Endeavour Mining PLC (a)
	200,000	5.000	(b)	10/14/26	187,750
	400,000	5.000		10/14/26	375,500
First Quantum Minerals Ltd. (a)(b)
	550,000	6.875		10/15/27	528,000

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Mining – (continued)
Freeport-McMoRan, Inc. (a)
$2,000,000	5.400%		11/14/34	$1,925,880
Glencore Finance Canada Ltd. (b)
3,000,000	5.550		10/25/42	2,751,420
Glencore Funding LLC (a)(b)
2,975,000	2.850		04/27/31	2,467,376
Novelis Corp. (a)(b)
2,400,000	4.750		01/30/30	2,186,688

				12,716,284

Miscellaneous Manufacturing(a) – 0.1%
Hillenbrand, Inc.
1,135,000	6.250		02/15/29	1,126,363
1,349,000	3.750		03/01/31	1,147,985

				2,274,348

Multi-National – 0.1%
African Export-Import Bank (a)
670,000	3.994		09/21/29	594,310
Eastern & Southern African Trade & Development Bank
750,000	4.875		05/23/24	746,250
520,000	4.125		06/30/28	455,177

				1,795,737

Office & Business Equipment(a) – 0.1%
CDW LLC/CDW Finance Corp.
1,440,000	4.125		05/01/25	1,414,397
Xerox Holdings Corp. (b)
353,000	5.000		08/15/25	343,183

				1,757,580

Oil Field Services – 2.9%
California Resources Corp. (a)(b)
2,135,000	7.125		02/01/26	2,149,283
Chesapeake Energy Corp.
2,000,000	5.500		09/15/26	45,000
Civitas Resources, Inc. (a)(b)
1,345,000	5.000		10/15/26	1,302,014
1,320,000	8.375		07/01/28	1,377,367
CNX Resources Corp. (a)(b)
1,025,000	7.250		03/01/32	1,028,956
Continental Resources, Inc. (a)(b)
1,306,000	5.750		01/15/31	1,277,673
DNO ASA (a)
1,430,000	7.875		09/09/26	1,408,550
Ecopetrol SA (a)
220,000	8.625		01/19/29	228,938
120,000	6.875		04/29/30	114,636
470,000	4.625		11/02/31	378,289
560,000	8.875		01/13/33	572,054
650,000	5.875		11/02/51	440,440
EQT Corp. (a)
460,000	3.900		10/01/27	433,766
1,915,000	3.625	(b)	05/15/31	1,654,139

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Oil Field Services – (continued)
Genel Energy Finance 4 PLC (a)
$200,000	9.250%		10/14/25	$195,000
Geopark Ltd. (a)(b)
400,000	5.500		01/17/27	359,625
Guara Norte SARL
813,950	5.198		06/15/34	732,087
Hunt Oil Co. of Peru LLC Sucursal Del Peru (a)(b)
1,110,000	8.550		09/18/33	1,179,375
KazMunayGas National Co. JSC (a)
970,000	3.500		04/14/33	775,697
Kodiak Gas Services LLC (a)(b)
3,825,000	7.250		02/15/29	3,867,457
Kosmos Energy Ltd. (a)
1,709,000	7.125		04/04/26	1,660,400
Lukoil Securities BV
250,000	3.875		05/06/30	180,000
Matador Resources Co. (a)(b)
2,795,000	6.875		04/15/28	2,817,304
1,395,000	6.500		04/15/32	1,382,571
MEG Energy Corp. (a)(b)
1,250,000	5.875		02/01/29	1,208,937
Nabors Industries, Inc. (a)(b)
4,120,000	7.375		05/15/27	4,082,838
Noble Finance II LLC (a)(b)
1,560,000	8.000		04/15/30	1,610,076
Occidental Petroleum Corp. (a)
2,550,000	6.625		09/01/30	2,643,457
Permian Resources Operating LLC (a)(b)
1,083,000	5.875		07/01/29	1,054,712
1,020,000	7.000		01/15/32	1,041,185
Petroleos Mexicanos
96,000	6.490	(a)	01/23/27	90,132
428,000	6.500		03/13/27	401,485
SEPLAT Energy PLC (a)
630,000	7.750	(b)	04/01/26	609,525
820,000	7.750		04/01/26	793,350
ShaMaran Petroleum Corp. (a)
804,750	12.000		07/30/25	756,063
Sitio Royalties Operating Partnership LP/Sitio Finance Corp. (a)(b)
4,082,000	7.875		11/01/28	4,205,276
Southwestern Energy Co. (a)
1,445,000	4.750		02/01/32	1,301,222
Sunoco LP (a)(b)
1,335,000	7.000		05/01/29	1,355,639
1,020,000	7.250		05/01/32	1,035,943
Sunoco LP/Sunoco Finance Corp. (a)
6,970,000	4.500		05/15/29	6,366,816
TechnipFMC PLC (a)(b)
3,635,000	6.500		02/01/26	3,606,502
Tengizchevroil Finance Co. International Ltd. (a)
830,000	2.625		08/15/25	788,241
200,000	3.250		08/15/30	159,625
Transocean Poseidon Ltd. (a)(b)
702,675	6.875		02/01/27	700,497

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Oil Field Services – (continued)
Transocean Titan Financing Ltd. (a)(b)
	$815,000	8.375%		02/01/28	$836,655
Transocean, Inc. (a)(b)
	1,305,000	8.250		05/15/29	1,296,935
	324,000	8.750		02/15/30	337,981
	1,315,000	8.500		05/15/31	1,308,057
Tullow Oil PLC (a)
	240,000	7.000		03/01/25	232,050
	241,000	10.250		05/15/26	232,490
USA Compression Partners LP/USA Compression Finance Corp. (a)(b)
	2,305,000	7.125		03/15/29	2,288,819
YPF SA (a)(b)
	180,000	9.500		01/17/31	181,445

					66,086,574

Packaging – 0.8%
ARD Finance SA (a)(e)
(PIK 5.750%, Cash 5.000%)
EUR	2,648,270	5.000		06/30/27	631,042
(PIK 7.250%, Cash 6.500%)
	$2,030,000	6.500	(b)	06/30/27	556,646
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC (a)
	523,000	6.000	(b)	06/15/27	507,472
EUR	2,531,000	3.000		09/01/29	2,169,565
	$1,463,000	4.000	(b)	09/01/29	1,207,092
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (a)(b)
	3,295,000	5.250		08/15/27	1,679,824
Ball Corp. (a)
	3,895,000	6.000		06/15/29	3,874,668
Berry Global, Inc. (a)(b)
	458,000	4.500		02/15/26	446,042
	2,000,000	5.625		07/15/27	1,951,580
LABL, Inc. (a)(b)
	1,750,000	6.750		07/15/26	1,727,285
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC (a)(b)
	1,410,000	4.000		10/15/27	1,310,144
SAN Miguel Industrias Pet SA/NG PET R&P Latin America SA (a)(b)
	290,000	3.500		08/02/28	246,772
Sealed Air Corp. (b)
	1,843,000	6.875		07/15/33	1,855,882
Trivium Packaging Finance BV (a)(b)
	1,075,000	5.500		08/15/26	1,055,962

					19,219,976

Pharmaceuticals(a) –1.1%
AbbVie, Inc.
	405,000	3.200		11/21/29	365,383
AdaptHealth LLC (b)
	1,445,000	6.125		08/01/28	1,354,167
	670,000	4.625		08/01/29	564,710
	1,020,000	5.125		03/01/30	868,510

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Pharmaceuticals(a) – (continued)
Bausch Health Cos., Inc. (b)
	$2,680,000	6.125%		02/01/27	$1,965,432
Becton Dickinson & Co.
	3,200,000	2.823		05/20/30	2,754,752
Cigna Group
	7,375,000	2.400		03/15/30	6,218,157
CVS Health Corp.
	6,765,000	3.750		04/01/30	6,140,455
Organon & Co./Organon Foreign Debt Co.-Issuer BV (b)
	700,000	4.125		04/30/28	637,763
	1,950,000	5.125		04/30/31	1,686,574
Prestige Brands, Inc. (b)
	1,855,000	3.750		04/01/31	1,578,438
Teva Pharmaceutical Finance Netherlands II BV
EUR	210,000	3.750		05/09/27	218,200
	310,000	7.375		09/15/29	365,371

					24,717,912

Pipelines – 4.4%
Acu Petroleo Luxembourg SARL (a)
	$484,850	7.500		07/13/35	463,789
Antero Midstream Partners LP/Antero Midstream Finance Corp. (a)(b)
	2,035,000	6.625		02/01/32	2,026,799
Buckeye Partners LP (a)
	1,500,000	4.350		10/15/24	1,480,545
	4,636,000	3.950		12/01/26	4,364,655
	929,000	4.125		12/01/27	864,583
	1,217,000	4.500	(b)	03/01/28	1,135,364
Cheniere Energy Partners LP (a)
	1,800,000	4.500		10/01/29	1,682,208
CNX Midstream Partners LP (a)(b)
	1,210,000	4.750		04/15/30	1,069,253
CQP Holdco LP/BIP-V Chinook Holdco LLC (a)(b)
	4,130,000	5.500		06/15/31	3,799,063
DCP Midstream Operating LP (b)
	4,000,000	6.750		09/15/37	4,179,600
DT Midstream, Inc. (a)(b)
	4,130,000	4.375		06/15/31	3,671,529
Energy Transfer LP
	2,985,000	6.625		10/15/36	3,043,834
EnLink Midstream Partners LP (a)(c) (3 mo. USD Term SOFR + 4.372%)
	2,598,000	9.701		05/31/24	2,559,212
Enterprise Products Operating LLC (a)(c) (3 mo. USD Term SOFR +3.039%)
	1,000,000	8.380		06/01/67	982,570
EQM Midstream Partners LP (a)(b)
	2,305,000	7.500		06/01/27	2,346,836
Galaxy Pipeline Assets Bidco Ltd.
	920,000	3.250		09/30/40	667,575
Genesis Energy LP/Genesis Energy Finance Corp. (a)
	2,010,000	7.750		02/01/28	2,009,176
Global Partners LP/GLP Finance Corp. (a)
	3,922,000	6.875		01/15/29	3,837,559

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Pipelines – (continued)
GNL Quintero SA
$174,744	4.634%		07/31/29	$168,208
Howard Midstream Energy Partners LLC (a)(b)
3,105,000	6.750		01/15/27	3,067,181
1,615,000	8.875		07/15/28	1,690,291
ITT Holdings LLC (a)(b)
3,380,000	6.500		08/01/29	3,056,297
Kinder Morgan Energy Partners LP
7,000,000	7.300		08/15/33	7,648,060
Kinetik Holdings LP (a)(b)
3,490,000	5.875		06/15/30	3,375,493
MPLX LP (a)
5,925,000	2.650		08/15/30	4,997,204
NuStar Logistics LP (a)
2,569,000	6.375		10/01/30	2,544,004
Oleoducto Central SA (a)
490,000	4.000		07/14/27	453,403
Prairie Acquiror LP (a)(b)
3,475,000	9.000		08/01/29	3,551,624
Sabine Pass Liquefaction LLC (a)
2,275,000	4.200		03/15/28	2,167,734
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. (a)(b)
3,803,000	12.000		10/15/26	3,847,761
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (a)(b)
1,870,000	7.375		02/15/29	1,873,871
525,000	6.000		12/31/30	493,999
4,485,000	6.000		09/01/31	4,175,625
Targa Resources Partners LP/Targa Resources Partners Finance Corp. (a)
1,910,000	4.875		02/01/31	1,789,823
Venture Global Calcasieu Pass LLC (a)(b)
3,243,000	4.125		08/15/31	2,839,344
Venture Global LNG, Inc. (a)(b)
4,010,000	8.125		06/01/28	4,102,150
2,480,000	9.500		02/01/29	2,666,397
Williams Cos., Inc.
7,000,000	7.500		01/15/31	7,642,110

				102,334,729

Real Estate(a) – 0.1%
Howard Hughes Corp. (b)
734,000	4.125		02/01/29	651,425
Modernland Overseas Pte. Ltd. (e) (PIK 3.000%, Cash 2.000%)
620,000	5.000		04/30/27	201,500
Realogy Group LLC/Realogy Co.-Issuer Corp. (b)
2,080,000	5.750		01/15/29	1,451,382
Redsun Properties Group Ltd. (i)
230,000	7.300		01/13/25	1,150
Shimao Group Holdings Ltd. (i)
560,000	3.450		01/11/31	14,000
Sunac China Holdings Ltd. (b)
81,993	0.000	(f)	09/30/28	18,162

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Real Estate(a) – (continued)
(PIK 6.000%, Cash 5.000%)
$207,553	7.000	%(e)	09/30/29	$11,934
(PIK 6.250%, Cash 5.250%)
68,933	6.250	(e)	09/30/27	6,204
(PIK 6.500%, Cash 5.500%)
138,034	6.500	(e)	09/30/27	11,112
(PIK 6.750%, Cash 5.750%)
207,302	6.750	(e)	09/30/28	14,615
(PIK 7.250%, Cash 6.250%)
97,630	7.250	(e)	09/30/30	5,030
(PIK 7.800%, Cash 1.000%)
119,829	1.000	(e)	09/30/32	5,991
Yuzhou Group Holdings Co. Ltd. (i)
200,000	6.000		10/25/23	10,000
280,000	7.375		01/13/26	14,000
(-1X 5 yr. CMT + 8.527%)
380,000	5.375		09/29/24	3,800

				2,420,305

Real Estate Investment Trust(a) – 1.0%
American Tower Corp.
2,125,000	3.950		03/15/29	1,971,150
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC (b)
600,000	5.750		05/15/26	580,680
CIBANCO SA Institucion de Banca Multiple Trust CIB/3332 (b)
1,630,000	4.375		07/22/31	1,322,606
Crown Castle, Inc.
300,000	4.150		07/01/50	225,135
Iron Mountain Information Management Services, Inc. (b)
4,008,000	5.000		07/15/32	3,551,128
MPT Operating Partnership LP/MPT Finance Corp.
3,000,000	5.000		10/15/27	2,459,250
2,680,000	3.500		03/15/31	1,796,967
SBA Communications Corp.
2,637,000	3.875		02/15/27	2,477,224
Starwood Property Trust, Inc.
2,700,000	4.750		03/15/25	2,668,302
Trust Fibra Uno
510,000	4.869		01/15/30	443,526
VICI Properties LP
2,480,000	4.750		02/15/28	2,383,429
VICI Properties LP/VICI Note Co., Inc. (b)
1,526,000	3.500		02/15/25	1,499,142
1,306,000	4.625		06/15/25	1,286,162

				22,664,701

Retailing(a) – 1.6%
Arko Corp. (b)
1,770,000	5.125		11/15/29	1,425,452
Asbury Automotive Group, Inc. (b)
1,462,000	4.625		11/15/29	1,324,572
809,000	5.000		02/15/32	719,047
AutoNation, Inc.
961,000	4.750		06/01/30	901,168

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Retailing(a) – (continued)
Beacon Roofing Supply, Inc. (b)
$2,560,000	4.125%		05/15/29	$2,288,512
Foundation Building Materials, Inc. (b)
2,540,000	6.000		03/01/29	2,240,509
GYP Holdings III Corp. (b)
1,852,000	4.625		05/01/29	1,710,489
InRetail Consumer
400,000	3.250		03/22/28	356,500
LCM Investments Holdings II LLC (b)
3,020,000	4.875		05/01/29	2,758,377
1,205,000	8.250		08/01/31	1,252,935
Lowe’s Cos., Inc.
2,062,000	3.750		04/01/32	1,837,242
4,400,000	5.000		04/15/33	4,250,488
Penske Automotive Group, Inc.
2,179,000	3.750		06/15/29	1,913,750
Specialty Building Products Holdings LLC/SBP Finance Corp. (b)
3,446,000	6.375		09/30/26	3,415,469
SRS Distribution, Inc. (b)
1,912,000	4.625		07/01/28	1,905,270
3,525,000	6.125		07/01/29	3,582,986
Suburban Propane Partners LP/Suburban Energy Finance Corp. (b)
2,245,000	5.000		06/01/31	1,990,686
Vivo Energy Investments BV
290,000	5.125		09/24/27	275,319
Yum! Brands, Inc. (b)
3,064,000	4.750		01/15/30	2,870,723

				37,019,494

Semiconductors(a) – 0.6%
Amkor Technology, Inc. (b)
1,398,000	6.625		09/15/27	1,394,952
Broadcom, Inc.
3,723,000	4.150		11/15/30	3,437,669
2,069,000	3.469	(b)	04/15/34	1,714,001
1,856,000	3.137	(b)	11/15/35	1,441,834
3,319,000	3.187	(b)	11/15/36	2,545,773
NXP BV/NXP Funding LLC/NXP USA, Inc.
975,000	4.400		06/01/27	944,366
982,000	3.400		05/01/30	871,662
Qorvo, Inc.
750,000	4.375		10/15/29	692,580

				13,042,837

Software(a) – 1.5%
AthenaHealth Group, Inc. (b)
4,765,000	6.500		02/15/30	4,292,503
Castle U.S. Holding Corp. (b)
4,104,000	9.500		02/15/28	1,974,229
Clarivate Science Holdings Corp. (b)
3,509,000	3.875		07/01/28	3,195,962
2,401,000	4.875		07/01/29	2,187,215
Elastic NV (b)
1,835,000	4.125		07/15/29	1,632,911

Principal Amount		Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Software(a) – (continued)
Open Text Corp. (b)
	$6,945,000	3.875%		12/01/29	$6,086,181
Oracle Corp.
	2,000,000	4.650		05/06/30	1,917,500
	2,015,000	4.900		02/06/33	1,908,265
	1,405,000	3.600		04/01/50	950,581
Playtika Holding Corp. (b)
	3,198,000	4.250		03/15/29	2,750,824
ROBLOX Corp. (b)
	1,975,000	3.875		05/01/30	1,707,190
SS&C Technologies, Inc. (b)
	850,000	5.500		09/30/27	827,084
TeamSystem SpA (b)
EUR	3,100,000	3.500		02/15/28	3,149,324
ZoomInfo Technologies LLC/ZoomInfo Finance Corp. (b)
	$1,450,000	3.875		02/01/29	1,281,278

					33,861,047

Sovereign(a)(c) – 0.2%
CoBank ACB (3 mo. USD LIBOR + 4.660%)
	5,350,000	6.250		10/01/26	5,264,882

Telecommunication Services – 1.4%
Altice France SA (a)(b)
	4,695,000	5.500		10/15/29	3,074,192
AT&T, Inc. (a)
	2,900,000	2.750		06/01/31	2,426,720
	3,475,000	2.250		02/01/32	2,743,373
Axian Telecom (a)
	250,000	7.375	(b)	02/16/27	242,656
	200,000	7.375		02/16/27	194,125
CAS Capital No. 1 Ltd. (a)(c) (5 yr. CMT + 3.642%)
	204,000	4.000		07/12/26	185,003
CT Trust (a)
	1,480,000	5.125		02/03/32	1,283,678
Hughes Satellite Systems Corp.
	1,845,000	6.625		08/01/26	1,061,115
Level 3 Financing, Inc. (a)(b)
	1,506,000	10.500		05/15/30	1,504,690
Lorca Telecom Bondco SA (a)(b)
EUR	1,525,000	4.000		09/18/27	1,587,396
MTN Mauritius Investments Ltd.
	$420,000	6.500		10/13/26	416,850
Nokia of America Corp.
	3,000,000	6.450		03/15/29	2,968,290
SoftBank Group Corp. (a)
	260,000	5.125		09/19/27	246,316
Sprint Capital Corp.
	1,150,000	8.750		03/15/32	1,357,874
Telecom Italia Capital SA
	1,800,000	7.200		07/18/36	1,643,022
	1,000,000	7.721		06/04/38	931,580
Telefonica Celular del Paraguay SA (a)
	750,000	5.875		04/15/27	734,018

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate		Maturity Date	Value

Corporate Obligations – (continued)

Telecommunication Services – (continued)
T-Mobile USA, Inc. (a)
$7,351,000	3.875%		04/15/30	$6,727,047
1,896,000	4.500		04/15/50	1,540,367
Verizon Communications, Inc. (a)
2,800,000	3.150		03/22/30	2,470,300

				33,338,612

Toys/Games/Hobbies(a)(b) – 0.1%
Mattel, Inc.
2,185,000	3.375		04/01/26	2,080,907

Transportation – 0.5%
Cargo Aircraft Management, Inc. (a)(b)
785,000	4.750		02/01/28	709,491
CSX Corp. (a)
3,575,000	4.100		11/15/32	3,278,275
MV24 Capital BV
274,163	6.748	(b)	06/01/34	251,640
620,897	6.748		06/01/34	569,891
Rand Parent LLC (a)(b)
2,910,000	8.500		02/15/30	2,876,942
RXO, Inc. (a)(b)
1,745,000	7.500		11/15/27	1,772,187
Transnet SOC Ltd. (b)
860,000	8.250		02/06/28	846,025
XPO, Inc. (a)(b)
1,370,000	7.125		02/01/32	1,378,425

				11,682,876

Trucking & Leasing(a)(b) – 0.1%
Fortress Transportation & Infrastructure Investors LLC
2,220,000	5.500		05/01/28	2,132,288

TOTAL CORPORATE OBLIGATIONS (Cost $1,220,817,665)				$1,128,690,146

Shares	Description	Value

Common Stocks – 37.3%

Aerospace & Defense – 0.9%
70,224	General Electric Co.	$11,363,648
25,750	L3Harris Technologies, Inc.	5,511,787
7,970	Northrop Grumman Corp.	3,865,689

		20,741,124

Air Freight & Logistics – 0.3%
52,091	United Parcel Service, Inc. Class B	7,682,381

Banks – 3.5%
822,850	Banco Bilbao Vizcaya Argentaria SA	8,812,724
374,564	Bank of America Corp.	13,862,614
229,726	BNP Paribas SA	8,270,136
152,953	Citigroup, Inc.	9,380,607

Shares	Description	Value

Common Stocks – (continued)

Banks – (continued)
146,830	JPMorgan Chase & Co.	$28,153,184
300,638	Truist Financial Corp.	11,288,957

		79,768,222

Beverages – 0.8%
140,202	Coca-Cola Co.	8,660,277
128,642	Coca-Cola Europacific Partners PLC	9,264,797

		17,925,074

Biotechnology – 0.5%
37,729	Amgen, Inc.	10,335,482

Capital Markets – 1.5%
153,148	Blackstone, Inc.	17,858,588
119,539	KKR & Co., Inc.	11,125,495
47,855	Singapore Exchange Ltd.	4,885,517

		33,869,600

Chemicals – 0.6%
31,026	Linde PLC	13,681,225

Commerical Services & Supplies – 0.4%
52,663	Republic Services, Inc.	10,095,497

Communications Equipment – 0.5%
226,487	Cisco Systems, Inc.	10,640,359
35,685	Intelsat SA(i)	1,269,066

		11,909,425

Construction & Engineering – 0.3%
229,164	Vinci SA	6,712,214

Consumer Finance – 0.4%
43,527	American Express Co.	10,186,624

Consumer Staples Distribution & Retail – 0.8%
254,570	Koninklijke Ahold Delhaize NV	7,754,202
189,650	Walmart, Inc.	11,255,728

		19,009,930

Diversified Telecommunication Services – 0.5%
653,532	AT&T, Inc.	11,038,156

Electric Utilities – 1.1%
157,811	Iberdrola SA	7,745,364
137,470	NextEra Energy, Inc.	9,206,366
167,755	Xcel Energy, Inc.	9,013,476

		25,965,206

Electrical Equipment – 1.0%
41,486	Eaton Corp. PLC	13,203,334
186,437	Schneider Electric SE	8,520,171

		21,723,505

Energy Equipment & Services – 0.1%
63,962	Noble Corp. PLC	2,838,634

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Financial Services – 0.4%
33,379	Visa, Inc. Class A	$8,965,933

Food Products – 0.9%
73,934	General Mills, Inc.	5,209,390
165,836	Kraft Heinz Co.	6,402,928
85,666	Nestle SA	8,617,999

		20,230,317

Ground Transportation – 0.3%
25,559	Norfolk Southern Corp.	5,886,749

Health Care Equipment & Supplies – 0.9%
63,529	Abbott Laboratories	6,732,168
51,740	Hoya Corp.	6,007,014
56,651	Zimmer Biomet Holdings, Inc.	6,813,982

		19,553,164

Health Care Providers & Services – 0.4%
118,889	CVS Health Corp.	8,049,974

Health Care REITs – 0.2%
289,826	Healthpeak Properties, Inc.	5,393,662

Hotels, Restaurants & Leisure – 0.4%
32,385	McDonald’s Corp.	8,842,400

Household Products – 0.4%
62,582	Procter & Gamble Co.	10,213,382

Industrial Conglomerates – 0.5%
59,621	Honeywell International, Inc.	11,490,755

Insurance – 2.1%
88,219	Allstate Corp.	15,002,523
43,195	Marsh & McLennan Cos., Inc.	8,614,379
85,945	Progressive Corp.	17,898,046
160,485	Zurich Insurance Group AG	7,761,857

		49,276,805

Interactive Media & Services – 0.3%
17,639	Meta Platforms, Inc. Class A	7,587,769

IT Services – 0.3%
18,843	Accenture PLC Class A	5,670,047

Life Sciences Tools & Services – 0.3%
30,995	Danaher Corp.	7,643,987

Machinery – 0.6%
23,640	Caterpillar, Inc.	7,909,235
25,026	Illinois Tool Works, Inc.	6,109,097

		14,018,332

Media – 0.8%
194,738	Bright Pattern Holdco(d)(i)	195
129,385	Comcast Corp. Class A	4,930,862
635,140	iHeartMedia, Inc. Class A(i)	1,333,794
112,488	New York Times Co. Class A	4,840,359
82,604	Omnicom Group, Inc.	7,668,955

		18,774,165

Shares	Description	Value

Common Stocks – (continued)

Metals & Mining – 1.2%
241,660	Freeport-McMoRan, Inc.	$12,068,500
236,448	Rio Tinto PLC	16,038,268

		28,106,768

Multi-Utilities – 1.9%
123,825	Ameren Corp.	9,146,953
172,187	CMS Energy Corp.	10,436,254
167,585	Dominion Energy, Inc.	8,543,483
146,275	National Grid PLC(j)	9,749,229
92,681	Sempra	6,638,740

		44,514,659

Oil, Gas & Consumable Fuels – 3.0%
179,606	BP PLC ADR	6,963,325
2,490	Chesapeake Energy Corp.	223,801
114,910	ConocoPhillips	14,434,994
62,305	EOG Resources, Inc.	8,232,360
159,663	Exxon Mobil Corp.	18,883,343
245,569	Shell PLC	17,597,474
86,915	Summit Midstream Partners LP(i)	2,484,031

		68,819,328

Personal Products – 0.6%
305,854	Kenvue, Inc.	5,756,172
160,156	Unilever PLC	8,304,089

		14,060,261

Pharmaceuticals – 2.6%
182,747	AstraZeneca PLC	13,866,843
281,856	Bristol-Myers Squibb Co.	12,384,753
14,502	Eli Lilly & Co.	11,327,512
103,163	Johnson & Johnson	14,916,338
215,915	Roche Holding AG	6,438,585

		58,934,031

Real Estate Management & Development(b) – 0.0%
122,732	Sunac Services Holdings Ltd.	30,501

Residential REITs – 0.3%
36,417	AvalonBay Communities, Inc.	6,903,571

Retail REITs – 0.2%
83,276	Regency Centers Corp.	4,931,605

Semiconductors & Semiconductor Equipment – 2.0%
6,521	ASML Holding NV	5,689,377
7,762	KLA Corp.	5,350,269
125,825	Marvell Technology, Inc.	8,293,126
62,041	Taiwan Semiconductor Manufacturing Co. Ltd.	8,520,711
32,920	Texas Instruments, Inc.	5,807,746
119,228	Tokyo Electron Ltd.	13,159,194

		46,820,423

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Shares	Description	Value

Common Stocks – (continued)
Software – 0.8%
194,739	Aspect Software, Inc. Class B(d)(i)	$195
23,523	Microsoft Corp.	9,158,210
88,055	Oracle Corp.	10,016,256

		19,174,661

Specialized REITs – 0.7%
35,928	American Tower Corp.	6,163,808
66,199	Digital Realty Trust, Inc.	9,187,097

		15,350,905

Specialty Retail – 0.4%
38,676	Lowe’s Cos., Inc.	8,817,741

Technology Hardware, Storage & Peripherals – 0.7%
128,611	Dell Technologies, Inc. Class C	16,030,075

Textiles, Apparel & Luxury Goods – 0.3%
66,313	NIKE, Inc. Class B	6,118,037

Trading Companies & Distributors – 0.4%
132,429	Fastenal Co.	8,997,226

Water Utilities – 0.2%
42,782	American Water Works Co., Inc.	5,233,094

TOTAL COMMON STOCKS (Cost $660,368,123)		$857,922,626

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(k) – 5.3%

Aerospace & Defense(c) – 0.2%
ADS Tactical, Inc. (1 mo. USD Term SOFR + 5.750%)
$3,406,805	11.180%		03/19/26	$3,415,322

Auto Parts & Equipment – 0.4%
First Brands Group LLC (3 mo. USD Term SOFR + 8.500%)(d)
2,900,000	14.141	(c)	03/30/28	2,740,500
First Brands Group LLC (3 mo. USD Term SOFR + 5.000%)
3,950,117	10.591%		03/30/27	$3,768,911
Garrett LX I SARL (3 mo. USD Term SOFR + 3.250%)
2,730,000	8.841	(c)	04/30/28	2,730,000

				9,239,411

Building Materials(c) – 0.3%
Chamberlain Group, Inc. (1 mo. USD Term SOFR + 3.250%)
4,325,437	8.666		11/03/28	4,318,084
Icebox Holdco III, Inc.
(3 mo. USD Term SOFR + 3.500%)
2,182,393	9.321		12/22/28	2,176,544
(3 mo. USD Term SOFR + 6.750%)
625,000	12.321		12/21/29	603,125

				7,097,753

Principal Amount	Interest Rate		Maturity Date	Value

Bank Loans(k) – (continued)

Chemicals(c) – 0.2%
Nouryon Finance BV (1 mo. USD Term SOFR + 4.000%)–(3 mo. USD Term SOFR + 4.000%)
$4,586,722	9.306	–
	9.433		04/03/28	$4,595,345

Commercial Services(c) – 0.5%
Albion Financing 3 SARL (3 mo. USD Term SOFR + 5.500%)
2,970,000	10.824		08/17/26	2,983,603
Anticimex International AB
(3 mo. USD Term SOFR + 3.150%)
1,958,155	8.461		11/16/28	1,960,192
(3 mo. USD Term SOFR + 3.650%)
2,920,977	8.950		11/16/28	2,922,817
TruGreen LP (3 mo. USD Term SOFR + 8.500%)
1,750,000	14.091		11/02/28	1,356,250
Verscend Holding Corp. (1 mo. USD LIBOR + 4.000%)–(1 mo. USD Term SOFR + 4.000%)
1,327,343	0.000		08/27/25	1,327,674

				10,550,536

Computers(c) – 0.2%
Peraton Corp. (3 mo. USD Term SOFR + 7.750%)
1,739,326	13.176		02/01/29	1,746,944
Virtusa Corp. (1 mo. USD Term SOFR + 3.750%)
1,879,018	9.180		02/11/28	1,883,716

				3,630,660

Diversified Financial Services(c) – 0.0%
Fiserv Investment Solutions, Inc. (3 mo. USD Term SOFR + 4.000%)
625,625	9.319		02/18/27	595,908

Engineering & Construction – 0.2%
967,623	0.000		07/02/29	967,478
(1 mo. USD Term SOFR + 3.000%)–(3 mo. USD Term SOFR + 3.000%)
1,185,000	8.316–8.343		07/02/29	1,185,747
Energize HoldCo LLC (1 mo. USD Term SOFR + 3.750%)
3,402,106	9.180	(c)	12/08/28	3,387,238

				5,540,463

Entertainment(c) – 0.1%
Cinemark USA, Inc. (1 mo. USD Term SOFR + 3.750%)–(3 mo. USD Term SOFR + 3.750%)
2,920,500	9.052–9.066		05/24/30	2,929,875

Food & Drug Retailing(c) – 0.0%
B&G Foods, Inc. (1 mo. USD Term SOFR + 2.500%)
467,843	7.818		10/10/26	467,034

Health Care Products(c) – 0.2%
Insulet Corp. (1 mo. USD Term SOFR + 3.000%)
4,546,009	8.316		05/04/28	4,557,374

Health Care Services(c) – 0.1%
LifePoint Health, Inc. (3 mo.USD Term SOFR + 4.750%)
2,793,900	10.056		11/16/28	2,802,477

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(k) – (continued)

Insurance(c) – 0.1%
Asurion LLC (1 mo. USD Term SOFR + 3.250%)
	$3,217,070	8.680%		12/23/26	$3,141,115

Internet(c) – 0.2%
Getty Images, Inc. (3 mo. USD Term SOFR + 4.500%)
	2,542,729	9.909		02/19/26	2,543,797
Syndigo LLC (1 mo. USD Term SOFR + 4.500%)
	2,012,750	9.930		12/15/27	2,002,686

					4,546,483

Leisure Time(c) – 0.1%
Arcis Golf LLC (1 mo. USD Term SOFR + 3.750%)
	1,989,638	9.180		11/24/28	1,992,125

Machinery - Construction & Mining(c) – 0.0%
Clark Equipment Co. (3 mo. USD Term SOFR + 2.500%)
	301,824	7.902		04/20/29	302,515

Machinery-Diversified(c) – 0.3%
Engineered Machinery Holdings, Inc.
(3 mo. EUR EURIBOR + 3.750%)
EUR	853,125	7.652		05/21/28	909,600
(3 mo.USD Term SOFR + 3.750%)
	$1,829,024	9.321		05/19/28	1,828,255
TK Elevator U.S. Newco, Inc. (3 mo. USD Term SOFR + 3.500%)
	4,606,818	8.791		04/30/30	4,624,186

					7,362,041

Media(c) – 0.4%
Audacy Capital Corp. (3 mo. USD Term SOFR + 6.114%)
	152,767	11.430		08/19/24	152,130
CSC Holdings LLC
(1 mo. USD LIBOR + 2.500%)
	3,640,295	7.936		04/15/27	3,060,141
(1 mo. USD Term SOFR + 4.500%)
	1,638,181	9.855		01/18/28	1,578,208
Cumulus Media New Holdings, Inc. (1 mo. USD Term SOFR + 3.750%)
	602,528	9.183		03/31/26	365,536
Diamond Sports Group LLC (1 mo. USD Term SOFR + 5.000%)
	185,522	5.000		12/02/24	294,362
DirecTV Financing LLC (1 mo. USD Term SOFR + 5.000%)
	967,530	10.430		08/02/27	972,193
Entercom Media Corp.
	4,070,000	0.000		11/18/24	2,144,890

					8,567,460

Metal Fabricate & Hardware(c) – 0.1%
Grinding Media, Inc. (3 mo. USD Term SOFR + 4.000%)
	2,608,125	9.555		10/12/28	2,598,345

Packaging – 0.3%
LABL, Inc. (1 mo. USD Term SOFR + 5.000%)
	1,857,250	10.416	(c)	10/29/28	1,815,926
LC Ahab U.S. Bidco LLC
	950,000	0.000	(l)	04/11/31	947,625

Principal Amount		Interest Rate		Maturity Date	Value

Bank Loans(k) – (continued)

Packaging – (continued)
Pretium Packaging LLC (3 mo. USD Term SOFR + 5.000%)
	$3,000,244	10.327	%(c)	10/02/28	$3,034,537
Reynolds Group Holdings, Inc. (1 mo. USD Term SOFR + 3.250%)
	593,885	8.695	(c)	02/05/26	596,706

					6,394,794

Pharmaceuticals(c) – 0.3%
Gainwell Acquisition Corp. (3 mo. USD Term SOFR + 4.000%)
	6,192,000	9.409		10/01/27	5,895,961

Pipelines(c) – 0.3%
CQP Holdco LP (3 mo. USD Term SOFR + 3.000%)
	2,962,553	8.302		12/31/30	2,970,256
EPIC Y-Grade Services LP (3 mo. USD Term SOFR + 5.750%)
	4,150,000	11.052		06/29/29	4,097,378

					7,067,634

Software(c) – 0.7%
AppLovin Corp. (1 mo. USD Term SOFR + 2.500%)
	824,175	7.816		08/16/30	823,491
Athenahealth Group, Inc. (1 mo. USD Term SOFR + 3.250%)
	2,364,891	0.000		02/15/29	2,358,978
DCert Buyer, Inc.
(1 mo. USD Term SOFR + 4.000%)
	4,516,317	9.316		10/16/26	4,502,271
(1 mo. USD Term SOFR + 7.000%)
	2,700,000	12.316		02/19/29	2,421,576
Dun & Bradstreet Corp.
	3,326,851	8.068		01/18/29	3,331,942
iSolved, Inc. (3 mo. USD Term SOFR + 3.500%)
	1,223,125	8.819		10/14/30	1,225,057
Loyalty Ventures, Inc. (3 mo. U.S. (Fed) Prime Rate + 5.500%)
	2,311,532	14.000		11/03/27	20,226
UKG, Inc. (3 mo. USD Term SOFR + 3.500%)
	1,219,847	8.814		02/10/31	1,225,129

					15,908,670

Telecommunications(c) – 0.1%
Level 3 Financing, Inc. (1 mo. USD Term SOFR + 1.750%)
	1,568,485	7.191		03/01/27	1,539,076

TOTAL BANK LOANS (Cost $125,636,260)					$120,738,377

Sovereign Debt Obligations – 0.5%

United States Dollar – 0.5%
Angola Government International Bonds
	$570,000	9.125%		11/26/49	$476,306
Bahrain Government International Bonds
	540,000	5.625		05/18/34	474,019
Benin Government International Bonds
EUR	350,000	4.875		01/19/32	316,091
Ecuador Government International Bonds
	$57,283	0.000	(b)(f)	07/31/30	31,105

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

Principal Amount	Interest Rate		Maturity Date	Value

Sovereign Debt Obligations – (continued)

United States Dollar – (continued)
$550,000	3.500	%(m)	07/31/35	$299,750
Egypt Government International Bonds
880,000	8.875		05/29/50	691,592
El Salvador Government International Bonds (a)
720,000	7.125		01/20/50	460,800
Guatemala Government Bonds (a)
766,000	6.125		06/01/50	670,250
Hungary Government International Bonds
730,000	3.125		09/21/51	432,269
Ivory Coast Government International Bonds (b)
450,000	6.375		03/03/28	436,736
Mexico Government International Bonds (a)
200,000	5.400		02/09/28	197,688
National Bank of Uzbekistan
200,000	4.850		10/21/25	191,200
Nigeria Government International Bonds
400,000	7.625		11/28/47	297,750
320,000	8.250		09/28/51	250,900
Oman Government International Bonds
280,000	5.625		01/17/28	275,464
200,000	6.250	(b)	01/25/31	202,188
980,000	6.500		03/08/47	950,404
Pakistan Government International Bonds
540,000	8.875		04/08/51	412,425
Panama Government International Bonds
930,000	4.300		04/29/53	572,531
Paraguay Government International Bonds (a)
820,000	5.400		03/30/50	682,906
Republic of South Africa Government International Bonds
710,000	5.000		10/12/46	462,387
Romania Government International Bonds
1,030,000	4.000		02/14/51	690,100
Turkiye Government International Bonds
300,000	9.875		01/15/28	329,438
260,000	6.125		10/24/28	252,473
Ukraine Government International Bonds
220,000	7.750		09/01/25	68,750

TOTAL SOVEREIGN DEBT OBLIGATIONS (Cost $10,154,756)				$10,125,522

Shares	Dividend Rate			Value

Preferred Stocks – 0.4%

Capital Markets(a)(c) – 0.2%
Morgan Stanley
183,597	6.375%			$4,575,237

Diversified Telecommunication Services(a) – 0.0%
Qwest Corp.
43,276	6.500			420,643

Shares	Dividend Rate		Value

Preferred Stocks – (continued)
Insurance(c)(i) – 0.2%
Delphi Financial Group, Inc. (3 mo. USD Term SOFR + 3.452%)
143,849		8.759%	$3,416,414

TOTAL PREFERRED STOCKS (Cost $8,780,988)			$8,412,294

Units	Expiration Date		Value

Warrants(i) – 0.0%

Noble Corp. PLC
5,288		02/04/28	$112,264
(Cost $13,220)

Principal Amount	Interest Rate	Maturity Date	Value

Mortgage-Backed Obligations(a)(c) – 0.0%

Collateralized Mortgage Obligations – 0.0%
Sequential Floating Rate – 0.0%
Merrill Lynch Alternative Note Asset Trust Series 2007-OAR3, Class A1 (1 mo. USD Term SOFR + 0.304%)
$113,140	5.621%	07/25/47	$97,757

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS			97,757

TOTAL MORTGAGE-BACKED OBLIGATIONS (Cost $43,842)			$97,757

Shares	Description		Value

Exchange Traded Funds – 1.3%

71,378		Energy Select Sector SPDR Fund	$6,675,271
811,862		Invesco Optimum Yield Diversified Commodity Strategy No. K-1 ETF	11,447,254
29,382		Invesco QQQ Trust	12,475,303

TOTAL EXCHANGE TRADED FUNDS (Cost $29,251,276)			$30,597,828

Shares	Dividend Rate		Value

Investment Companies(n) – 3.1%

Goldman Sachs Financial Square Government Fund — Class R6
17,862,489		5.223%	$17,862,489
Goldman Sachs Financial Square Government Fund — Institutional Shares
21,322,954		5.223	21,322,954

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Shares	Dividend Rate	Value

Investment Companies(n) – (continued)

Goldman Sachs MLP Energy Infrastructure Fund — Class R6
917,877	3.263%	$32,841,622

TOTAL INVESTMENT COMPANIES (Cost $54,866,506)		$72,027,065

Securities Lending Reinvestment Vehicle(n) – 0.4%

Goldman Sachs Financial Square Government Fund — Institutional Shares
9,486,428	5.223%	$9,486,428
(Cost $9,486,428)

TOTAL INVESTMENTS – 97.4% (Cost $2,119,419,064)		$2,238,210,307

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.6%		60,873,696

NET ASSETS – 100.0%		$2,299,084,003

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(c)	Variable rate security. Except for floating rate notes (for which final maturity is disclosed), maturity date disclosed is the next interest reset date. Interest rate disclosed is that which is in effect on April 30, 2024.

(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(e)	Pay-in-kind securities.

(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(g)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect on April 30, 2024.

(h)	Guaranteed by a foreign government until maturity.

(i)	Security is currently in default and/or non-income producing.

(j)	All or a portion of security is on loan.

(k)	Bank Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. As bank loan positions may involve multiple underlying tranches for which the aggregate position is presented, the stated interest rate represents the weighted average interest rate of all contracts on April 30, 2024. Bank Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the Secured Overnight Financing Rate (“SOFR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(l)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.

(m)	Coupon changes periodically based upon a predetermined schedule. Interest rate disclosed is that which is in effect on April 30, 2024.

(n)	Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At April 30, 2024, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	USD	26,519,741	EUR	24,534,339	05/08/24	$328,447

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC	EUR	1,231,314	USD	1,323,285	05/08/24	$(8,813)

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INCOME BUILDER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS — At April 30, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.S. Treasury Notes	598	06/18/24	$1,074,375	$(1,643,503)
2 Year U.S. Treasury Notes	103	06/28/24	1,215,938	(192,158)
20 Year U.S. Treasury Bonds	474	06/18/24	3,300,563	(1,824,943)
E-Mini Nasdaq 100 Index	33	06/21/24	11,597,025	(20,849)
S&P 500 E-Mini Index	181	06/21/24	45,856,350	(1,433,277)
TOPIX Index	58	06/13/24	10,102,146	79,126
Ultra 10-Year U.S. Treasury Note	15	06/18/24	1,653,281	(53,666)
Ultra Long U.S. Treasury Bonds	511	06/18/24	3,347,750	(3,876,688)
Xai Emini Index	137	06/21/24	16,878,400	(410,712)

Total				$(9,376,670)

Short position contracts:
10 Year German Euro-Bund	(31)	06/06/24	(4,303,465)	77,368
10 Year U.S. Treasury Notes	(575)	06/18/24	(61,776,563)	1,674,235
5 Year German Euro-Bobl	(49)	06/06/24	(6,088,454)	76,486
5 Year U.S. Treasury Notes	(693)	06/28/24	(733,195)	1,404,594
Ultra 10-Year U.S. Treasury Note	(250)	06/18/24	(27,554,688)	910,880

Total				$ 4,143,563

TOTAL FUTURES CONTRACTS				$(5,233,107)

SWAP CONTRACTS — At April 30, 2024, the Fund had the following swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund	Payments Received by Fund	Termination Date	Notional Amount (000s)(a)		Market Value	Upfront Premium (Received) Paid	Unrealized Appreciation/ (Depreciation)

4.500%(b)	12M SOFR(c)	06/20/25	$	3,447	$ 23,344	$ 10,027	$ 13,317
4.000(c)	12M SOFR(c)	06/20/26		6,404	106,658	45,854	60,804
3.000(c)	6M EURO(d)	06/19/27	EUR	190	725	(829)	1,554
12M SOFR(c)	4.000%(c)	06/20/27	$	15,519	(287,424)	(63,785)	(223,639)
3.000(c)	6M EURO(d)	06/19/29	EUR	460	(1,546)	(6,743)	5,197
12M SOFR(c)	3.750(c)	06/20/29	$	134,903	(4,072,326)	(1,268,412)	(2,803,914)
3.000(c)	6M EURO(d)	06/19/31	EUR	230	(2,109)	(5,330)	3,221
3.750(c)	12M SOFR(c)	06/20/31	$	23,911	840,954	182,140	658,814
12M SOFR(c)	3.750(c)	06/20/34		149,486	(6,424,221)	(23,527)	(6,400,694)
12M SOFR(c)	3.750(c)	06/20/44		261	(16,384)	(3,637)	(12,747)
12M SOFR(c)	3.500(c)	06/20/54		9,789	(853,158)	(286,476)	(566,682)

TOTAL					$(10,685,487)	$(1,420,718)	$(9,264,769)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to April 30, 2024.
(b)	Payments made at maturity.
(c)	Payments made annually.
(d)	Payments made semi-annually.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INCOME BUILDER FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

WRITTEN OPTIONS CONTRACTS — At April 30, 2024, the Fund had the following written options:

OVER-THE-COUNTER OPTIONS ON EQUITIES

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Written option contracts
Calls
STOX Index	UBS AG (London)	$5,074.201	05/15/2024	(3,669)	$ (1,861,724,347)	$ (18,049)	$(110,762)	$ 92,713
SPX Index	UBS AG (London)	5,218.740	05/15/2024	(7,515)	(3,921,883,110)	(42,299)	(237,748)	195,449
STOX Index	UBS AG (London)	5,014.723	05/31/2024	(3,710)	(1,860,462,233)	(106,932)	(87,681)	(19,251)
SPX Index	Citibank NA	5,176.689	05/31/2024	(7,538)	(3,902,188,168)	(195,489)	(195,489)	—

Total written option contracts				(22,432)	$(11,546,257,858)	$(362,769)	$(631,680)	$268,911

TOTAL				(22,432)	$(11,546,257,858)	$(362,769)	$(631,680)	$268,911

Currency Abbreviations:
EUR	—Euro
GBP	—British Pound
USD	—U.S. Dollar

Investment Abbreviations:
ADR	—American Depositary Receipt
CMT	—Constant Maturity Treasury Indexes
ETF	—Exchange Traded Fund
EURIBOR	—Euro Interbank Offered Rate
ICE	—Inter-Continental Exchange
LIBOR	—London Interbank Offered Rate
LLC	—Limited Liability Company
LP	—Limited Partnership
MLP	—Master Limited Partnership
MTN	—Medium Term Note
PIK	—Payment in kind
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust
SOFR	—Secured Overnight Financing Rate
SPDR	—Standard and Poor’s Depository Receipt

Abbreviations:
EURO	—Euro Offered Rate
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
SOFR	—Secured Overnight Financing Rate

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – 97.2%

Banks – 1.3%
44,485	Comerica, Inc.	$2,231,813
2,495	First Citizens BancShares, Inc. Class A	4,208,466

		6,440,279

Biotechnology – 2.4%
35,240	AbbVie, Inc.	5,731,433
20,621	Amgen, Inc.	5,648,917

		11,380,350

Broadline Retail – 0.5%
5,420	Dillard’s, Inc. Class A	2,373,906

Building Products – 2.5%
36,630	A O Smith Corp.	3,034,429
7,590	Lennox International, Inc.	3,517,358
46,200	Masco Corp.	3,162,390
20,650	UFP Industries, Inc.	2,327,255

		12,041,432

Capital Markets – 4.6%
72,590	Charles Schwab Corp.	5,368,030
12,162	Evercore, Inc. Class A	2,207,403
7,925	FactSet Research Systems, Inc.	3,303,853
12,195	MarketAxess Holdings, Inc.	2,440,098
12,690	Moody’s Corp.	4,699,488
34,696	T Rowe Price Group, Inc.	3,801,641

		21,820,513

Chemicals – 0.8%
12,384	Sherwin-Williams Co.	3,710,370

Commerical Services & Supplies – 0.8%
88,557	Rollins, Inc.	3,946,100

Communications Equipment – 1.3%
17,898	Motorola Solutions, Inc.	6,070,107

Consumer Finance – 0.9%
34,100	Discover Financial Services	4,321,493

Consumer Staples Distribution & Retail – 2.0%
7,559	Costco Wholesale Corp.	5,464,401
77,452	Kroger Co.	4,289,292

		9,753,693

Distributors – 0.6%
8,495	Pool Corp.	3,079,692

Diversified Telecommunication Services – 0.6%
46,710	Cogent Communications Holdings, Inc.	2,997,848

Electric Utilities – 0.9%
67,357	NextEra Energy, Inc.	4,510,898

Electronic Equipment, Instruments & Components – 4.9%
55,966	Amphenol Corp. Class A	6,759,014
15,190	Badger Meter, Inc.	2,778,555
23,320	CDW Corp.	5,640,175
172,566	Corning, Inc.	5,760,253

Shares	Description	Value

Common Stocks – (continued)

Electronic Equipment, Instruments & Components – (continued)
11,805	Littelfuse, Inc.	$2,722,705

		23,660,702

Energy Equipment & Services – 0.5%
36,088	Archrock, Inc.	692,529
31,152	Atlas Energy Solutions, Inc.	691,886
26,255	Kodiak Gas Services, Inc.	713,611
14,341	USA Compression Partners LP	347,482

		2,445,508

Financial Services – 2.3%
12,228	Mastercard, Inc. Class A	5,517,273
20,885	Visa, Inc. Class A	5,609,920

		11,127,193

Food Products – 2.0%
23,020	Hershey Co.	4,464,038
73,110	Mondelez International, Inc. Class A	5,259,534

		9,723,572

Gas Utilities – 0.2%
35,999	Suburban Propane Partners LP	703,060

Ground Transportation – 0.5%
12,605	Landstar System, Inc.	2,198,438

Health Care Providers & Services – 3.4%
1	CVS Health Corp.	68
10,547	Elevance Health, Inc.	5,574,933
14,146	Humana, Inc.	4,273,365
12,984	UnitedHealth Group, Inc.	6,280,361

		16,128,727

Hotels, Restaurants & Leisure – 2.1%
7,115	Domino’s Pizza, Inc.	3,765,756
19,275	Papa John’s International, Inc.	1,189,075
57,534	Starbucks Corp.	5,091,183

		10,046,014

Independent Power and Renewable Electricity Producers – 0.6%
154,305	AES Corp.	2,762,060

Insurance – 2.2%
22,680	American Financial Group, Inc.	2,897,370
25,220	Marsh & McLennan Cos., Inc.	5,029,624
11,430	Primerica, Inc.	2,421,560

		10,348,554

IT Services – 2.2%
23,195	Accenture PLC Class A	6,979,607
42,895	Amdocs Ltd.	3,602,751

		10,582,358

Life Sciences Tools & Services – 2.4%
23,399	Danaher Corp.	5,770,662
10,135	Thermo Fisher Scientific, Inc.	5,763,977

		11,534,639

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Machinery – 1.7%
36,578	Graco, Inc.	$2,933,556
40,820	Mueller Industries, Inc.	2,278,572
31,550	Toro Co.	2,763,464

		7,975,592

Media – 5.5%
286,034	Comcast Corp. Class A	10,900,756
208,458	Interpublic Group of Cos., Inc.	6,345,461
114,820	New York Times Co. Class A	4,940,705
25,780	Nexstar Media Group, Inc.	4,126,347

		26,313,269

Metals & Mining – 1.1%
8,990	Reliance, Inc.	2,559,633
21,844	Steel Dynamics, Inc.	2,842,341

		5,401,974

Multi-Utilities – 0.5%
92,205	NiSource, Inc.	2,568,831

Oil, Gas & Consumable Fuels – 14.1%
28,678	Cheniere Energy Partners LP	1,389,449
16,758	Cheniere Energy, Inc.	2,644,748
13,749	Delek Logistics Partners LP	542,948
31,490	DT Midstream, Inc.	1,958,678
10,101	Enbridge, Inc.	358,990
566,885	Energy Transfer LP	8,917,101
256,576	EnLink Midstream LLC*	3,520,223
278,739	Enterprise Products Partners LP	7,826,991
6,072	Exxon Mobil Corp.	718,135
74,615	Genesis Energy LP	882,695
15,281	Global Partners LP Class E	716,526
108,895	Hess Midstream LP Class A	3,713,320
4,416	Kinetik Holdings, Inc.	169,309
207,236	MPLX LP	8,662,465
284,180	NuStar Energy LP	6,413,943
17,974	ONEOK, Inc.	1,422,103
388,386	Plains All American Pipeline LP	6,691,891
31,618	Sunoco LP	1,780,093
18,534	Targa Resources Corp.	2,113,988
159,871	Western Midstream Partners LP	5,451,601
41,501	Williams Cos., Inc.	1,591,978

		67,487,175

Personal Products – 1.3%
31,754	Estee Lauder Cos., Inc. Class A	4,658,629
12,850	Inter Parfums, Inc.	1,495,483

		6,154,112

Pharmaceuticals – 2.8%
7,825	Eli Lilly & Co.	6,112,107
56,875	Perrigo Co. PLC	1,857,538
32,840	Zoetis, Inc.	5,229,442

		13,199,087

Professional Services – 0.5%
35,185	Robert Half, Inc.	2,432,691

Shares	Description	Value

Common Stocks – (continued)

Residential REITs – 0.5%
36,845	Equity LifeStyle Properties, Inc.	$2,221,385

Semiconductors & Semiconductor Equipment – 9.4%
34,910	Applied Materials, Inc.	6,934,871
9,692	KLA Corp.	6,680,599
7,225	Lam Research Corp.	6,462,112
8,615	Monolithic Power Systems, Inc.	5,766,278
30,782	Power Integrations, Inc.	2,053,775
43,540	Skyworks Solutions, Inc.	4,640,929
42,050	Teradyne, Inc.	4,891,256
42,819	Texas Instruments, Inc.	7,554,128

		44,983,948

Software – 6.1%
17,575	InterDigital, Inc.	1,735,180
11,778	Intuit, Inc.	7,368,553
18,401	Microsoft Corp.	7,164,061
61,811	Oracle Corp.	7,031,001
11,524	Roper Technologies, Inc.	5,894,065

		29,192,860

Specialized REITs – 1.4%
20,859	American Tower Corp.	3,578,570
22,700	Extra Space Storage, Inc.	3,048,156

		6,626,726

Specialty Retail – 4.6%
44,684	Best Buy Co., Inc.	3,290,530
16,331	Home Depot, Inc.	5,458,147
22,417	Lowe’s Cos., Inc.	5,110,852
16,465	Tractor Supply Co.	4,496,262
12,407	Williams-Sonoma, Inc.	3,558,079

		21,913,870

Technology Hardware, Storage & Peripherals – 2.2%
194,146	HP, Inc.	5,453,561
49,660	NetApp, Inc.	5,075,749

		10,529,310

Textiles, Apparel & Luxury Goods – 1.3%
55,835	NIKE, Inc. Class B	5,151,337
11,220	Oxford Industries, Inc.	1,209,292

		6,360,629

Trading Companies & Distributors – 1.7%
63,398	Fastenal Co.	4,307,260
8,342	Watsco, Inc.	3,734,880

		8,042,140

TOTAL COMMON STOCKS
(Cost $330,420,660)		$465,111,105

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS RISING DIVIDEND GROWTH FUND

Shares	Dividend Rate	Value

Investment Companies(a) – 2.0%

Goldman Sachs Financial Square Government Fund — Class R6
9,318,523	5.223%	$9,318,523
Goldman Sachs Financial Square Government Fund — Institutional Shares
260,559	5.223	260,559

TOTAL INVESTMENT COMPANIES (Cost $9,579,082)		$9,579,082

TOTAL INVESTMENTS – 99.2% (Cost $ 339,999,742)		$474,690,187

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		3,600,756

NET ASSETS – 100.0%		$478,290,943

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Represents an Affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
S&P 500 E-Mini Index	56	06/21/24	$9,880,650	$(470,077)

Investment Abbreviations:
LLC	—Limited Liability Company
LP	—Limited Partnership
PLC	—Public Limited Company

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Assets and Liabilities April 30, 2024 (Unaudited)

	Income Builder Fund	Rising Dividend Growth Fund

Assets:
Investments in unaffiliated issuers, at value (cost $2,055,066,130 and $330,420,660, respectively)(a)	$2,156,696,814	$465,111,105
Investments in affiliated issuers, at value (cost $54,866,506 and $9,579,082, respectively)	72,027,065	9,579,082
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	9,486,428	—
Cash	36,008,873	534,459
Foreign currencies, at value (cost $347,589 and $0, respectively)	334,135	—
Unrealized gain on forward foreign currency exchange contracts	328,447	—
Receivables:
Interest and dividends	20,267,457	895,764
Collateral on certain derivative contracts(b)	19,797,487	726,880
Fund shares sold	2,981,696	137,141
Investments sold	1,714,823	2,680,812
Foreign tax reclaims	1,355,937	62,144
Reimbursement from investment adviser	80,964	40,755
Securities lending income	25,892	—
Investments sold on an extended-settlement basis	—	35,321
Other assets	109,080	77,468

Total assets	2,321,215,098	479,880,931

Liabilities:
Variation margin on swaps contracts	1,159,380	—
Variation margin on futures contracts	941,945	224,056
Written option contracts, at value (premium received $631,680 and $0, respectively)	362,769	—
Unrealized loss on forward foreign currency exchange contracts	8,813	—
Payables:
Payable upon return of securities loaned	9,486,428	—
Investments purchased on an extended-settlement basis	3,276,339	—
Fund shares redeemed	2,967,961	669,969
Investments purchased	2,234,709	42,522
Management fees	805,317	256,841
Distribution and Service fees and Transfer Agency fees	424,979	119,497
Accrued expenses	462,455	277,103

Total liabilities	22,131,095	1,589,988

Net Assets:
Paid-in capital	2,226,099,415	331,456,016
Total distributable earnings	72,984,588	146,834,927

NET ASSETS	$2,299,084,003	$478,290,943
Net Assets:
Class A	$ 613,019,926	$254,215,408
Class C	171,490,158	22,494,323
Institutional	1,012,837,385	113,155,983
Investor	433,737,962	67,555,749
Class R6	42,185,571	6,053,567
Class R	—	1,338,960
Class P	25,813,001	13,476,953
Total Net Assets	$2,299,084,003	$478,290,943
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	25,326,262	21,853,473
Class C	7,236,670	1,877,896
Institutional	40,675,262	8,954,332
Investor	17,484,861	5,359,628
Class R6	1,694,727	479,401
Class R	—	115,966
Class P	1,036,744	1,066,281
Net asset value, offering and redemption price per share:(c)
Class A	$24.20	$11.63
Class C	23.70	11.98
Institutional	24.90	12.64
Investor	24.81	12.60
Class R6	24.89	12.63
Class R	—	11.55
Class P	24.90	12.64

(a)	Includes loaned securities having a market value of $9,295,315 and $0, respectively.
(b)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps	Forwards
Income Builder Fund	$8,755,308	$10,902,179	$140,000
Rising Dividend Growth Fund	726,880	—	—

(c)

Maximum public offering price per share for Class A Shares of the Income Builder and the Rising Dividend Growth Funds is $25.61 and $12.31, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Operations For the Six Months Ended April 30, 2024 (Unaudited)

	Income Builder Fund	Rising Dividend Growth Fund

Investment Income:

Interest (net of foreign withholding taxes of $300 and $0, respectively)	$ 40,761,436	$ 18,290
Dividends — unaffiliated issuers (net of tax withholding of $332,057 and $2,962, respectively)	11,877,011	4,150,451
Dividends — affiliated issuers	2,116,730	272,420
Securities lending income, net of rebates received or paid to borrowers	78,179	—

Total investment income	54,833,356	4,441,161

Expenses:

Management fees	5,739,184	1,788,066
Distribution and Service (12b-1) fees(a)	1,423,544	406,879
Transfer Agency fees(a)	926,873	284,746
Service fees — Class C	226,695	29,750
Printing and mailing costs	167,593	50,645
Custody, accounting and administrative services	153,786	62,747
Registration fees	75,252	60,683
Professional fees	67,773	75,757
Trustee fees	12,117	10,917
Other	17,966	12,001

Total expenses	8,810,783	2,782,191

Less — expense reductions	(1,419,222)	(582,170)

Net expenses	7,391,561	2,200,021

NET INVESTMENT INCOME	47,441,795	2,241,140

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers	11,493,292	25,836,811
Futures contracts	7,967,956	1,590,600
Written options	(8,820,491)	—
Swap contracts	(38,339)	—
Forward foreign currency exchange contracts	104,014	—
Foreign currency transactions	(141,987)	64
Net change in unrealized gain (loss) on:
Investments — affiliated issuers	3,756,780	—
Investments — unaffiliated issuers	190,033,563	47,995,329
Futures contracts	3,982,313	494,742
Written options	119,361	—
Swap contracts	(2,676,105)	—
Forward foreign currency exchange contracts	50,921	—
Foreign currency translation	24,412	—

Net realized and unrealized gain	205,855,690	75,917,546

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$253,297,485	$78,158,686

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P

Income Builder Fund	$743,459	$680,085	$ —	$356,860	$108,814	$196,146	$254,296	$6,396	$ —	$4,361
Rising Dividend Growth Fund	314,164	89,250	3,465	188,498	17,850	22,407	52,139	921	1,040	1,891

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Statements of Changes in Net Assets

	Income Builder Fund		Rising Dividend Growth Fund

	For the Six Months Ended April 30, 2024 (Unaudited)	For the Fiscal Year Ended October 31, 2023	For the Six Months Ended April 30, 2024 (Unaudited)	For the Fiscal Year Ended October 31, 2023

From operations:

Net investment income	$ 47,441,795	$ 99,456,743	$ 2,241,140	$ 4,570,385

Net realized gain (loss)	10,564,445	(7,652,021)	27,427,475	46,855,231

Net change in unrealized gain (loss)	195,291,245	(31,990,092)	48,490,071	(32,548,494)

Net increase in net assets resulting from operations	253,297,485	59,814,630	78,158,686	18,877,122

Distributions to shareholders:

From distributable earnings:

Class A Shares	(12,262,826)	(25,025,157)	(16,131,925)	(37,009,107)

Class C Shares	(3,070,740)	(8,386,590)	(1,494,847)	(5,482,663)

Institutional Shares	(21,283,066)	(48,071,340)	(6,753,571)	(15,912,617)

Investor Shares	(9,013,756)	(19,418,894)	(4,271,246)	(9,773,523)

Class R6 Shares	(918,645)	(1,887,663)	(385,069)	(525,668)

Class R Shares	—	—	(86,557)	(204,263)

Class P Shares	(620,590)	(1,674,317)	(782,802)	(2,194,943)

Return of capital:

Class A Shares	—	(68,487)	—	—

Class C Shares	—	(22,952)	—	—

Institutional Shares	—	(131,557)	—	—

Investor Shares	—	(53,144)	—	—

Class R6 Shares	—	(5,166)	—	—

Class P Shares	—	(4,582)	—	—

Total distributions to shareholders	(47,169,623)	(104,749,849)	(29,906,017)	(71,102,784)

From share transactions:

Proceeds from sales of shares	265,890,766	587,855,935	26,516,265	75,086,284

Reinvestment of distributions	42,731,113	93,973,415	28,407,268	67,611,063

Cost of shares redeemed	(325,063,232)	(792,159,058)	(67,565,051)	(121,791,713)

Net increase (decrease) in net assets resulting from share transactions	(16,441,353)	(110,329,708)	(12,641,518)	20,905,634

TOTAL INCREASE (DECREASE)	189,686,509	(155,264,927)	35,611,151	(31,320,028)

Net assets:

Beginning of period	2,109,397,494	2,264,662,421	442,679,792	473,999,820

End of period	$2,299,084,003	$2,109,397,494	$478,290,943	$ 442,679,792

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Income Builder Fund

	Class A Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$22.04		$22.54	$26.97	$23.40	$23.67	$21.67

Net investment income(a)	0.49		0.97	0.83	0.81	0.73	0.82

Net realized and unrealized gain (loss)	2.16		(0.43)	(3.47)	3.58	(0.21)	2.02

Total from investment operations	2.65		0.54	(2.64)	4.39	0.52	2.84

Distributions to shareholders from net investment income	(0.49)		(1.04)	(0.86)	(0.82)	(0.76)	(0.84)

Distributions to shareholders from net realized gains	—		—	(0.93)	—	—	—

Distributions to shareholders from return of capital	—		— (b)	—	—	(0.03)	—

Total distributions	(0.49)		(1.04)	(1.79)	(0.82)	(0.79)	(0.84)

Net asset value, end of period	$24.20		$22.04	$22.54	$26.97	$23.40	$23.67

Total return(c)	12.15%		2.30%	(10.34)%	18.90%	2.29%	13.34%

Net assets, end of period (in 000s)	$613,020		$541,496	$524,002	$505,134	$328,039	$314,951

Ratio of net expenses to average net assets	0.80	%(d)	0.80%	0.79%	0.79%	0.92%	0.95%

Ratio of total expenses to average net assets	0.92	%(d)	0.93%	0.92%	0.92%	0.98%	1.00%

Ratio of net investment income to average net assets	4.06	%(d)	4.18%	3.42%	3.07%	3.15%	3.63%

Portfolio turnover rate(e)	12%		29%	25%	47%	46%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than ($0.005) per share.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Income Builder Fund

	Class C Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$21.58		$22.09	$26.47	$22.98	$23.26	$21.31

Net investment income(a)	0.39		0.78	0.64	0.60	0.55	0.64

Net realized and unrealized gain (loss)	2.13		(0.42)	(3.41)	3.51	(0.21)	1.98

Total from investment operations	2.52		0.36	(2.77)	4.11	0.34	2.62

Distributions to shareholders from net investment income	(0.40)		(0.87)	(0.68)	(0.62)	(0.60)	(0.67)

Distributions to shareholders from net realized gains	—		—	(0.93)	—	—	—

Distributions to shareholders from return of capital	—		— (b)	—	—	(0.02)	—

Total distributions	(0.40)		(0.87)	(1.61)	(0.62)	(0.62)	(0.67)

Net asset value, end of period	$23.70		$21.58	$22.09	$26.47	$22.98	$23.26

Total return(c)	11.70%		1.52%	(10.99)%	18.01%	1.57%	12.44%

Net assets, end of period (in 000s)	$171,490		$182,505	$243,523	$368,881	$380,590	$463,483

Ratio of net expenses to average net assets	1.55	%(d)	1.55%	1.54%	1.54%	1.67%	1.70%

Ratio of total expenses to average net assets	1.67	%(d)	1.68%	1.67%	1.67%	1.73%	1.75%

Ratio of net investment income to average net assets	3.32	%(d)	3.43%	2.64%	2.32%	2.41%	2.88%

Portfolio turnover rate(e)	12%		29%	25%	47%	46%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than ($0.005) per share.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Income Builder Fund

	Institutional Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$22.65		$23.14	$27.64	$23.96	$24.21	$22.15

Net investment income(a)	0.54		1.07	0.94	0.91	0.84	0.93

Net realized and unrealized gain (loss)	2.24		(0.44)	(3.57)	3.67	(0.21)	2.06

Total from investment operations	2.78		0.63	(2.63)	4.58	0.63	2.99

Distributions to shareholders from net investment income	(0.53)		(1.12)	(0.94)	(0.90)	(0.85)	(0.93)

Distributions to shareholders from net realized gains	—		—	(0.93)	—	—	—

Distributions to shareholders from return of capital	—		— (b)	—	—	(0.03)	—

Total distributions	(0.53)		(1.12)	(1.87)	(0.90)	(0.88)	(0.93)

Net asset value, end of period	$24.90		$22.65	$23.14	$27.64	$23.96	$24.21

Total return(c)	12.30%		2.61%	(10.02)%	19.29%	2.68%	13.76%

Net assets, end of period (in 000s)	$1,012,837		$921,860	$993,214	$1,061,582	$669,848	$609,414

Ratio of net expenses to average net assets	0.47	%(d)	0.47%	0.46%	0.46%	0.56%	0.57%

Ratio of total expenses to average net assets	0.59	%(d)	0.60%	0.59%	0.59%	0.62%	0.61%

Ratio of net investment income to average net assets	4.39	%(d)	4.51%	3.75%	3.40%	3.52%	4.03%

Portfolio turnover rate(e)	12%		29%	25%	47%	46%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than ($0.005) per share.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Income Builder Fund

	Investor Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$22.57		$23.06	$27.55	$23.89	$24.14	$22.09

Net investment income(a)	0.53		1.05	0.91	0.89	0.81	0.89

Net realized and unrealized gain (loss)	2.23		(0.44)	(3.55)	3.65	(0.21)	2.05

Total from investment operations	2.76		0.61	(2.64)	4.54	0.60	2.94

Distributions to shareholders from net investment income	(0.52)		(1.10)	(0.92)	(0.88)	(0.82)	(0.89)

Distributions to shareholders from net realized gains	—		—	(0.93)	—	—	—

Distributions to shareholders from return of capital	—		— (b)	—	—	(0.03)	—

Total distributions	(0.52)		(1.10)	(1.85)	(0.88)	(0.85)	(0.89)

Net asset value, end of period	$24.81		$22.57	$23.06	$27.55	$23.89	$24.14

Total return(c)	12.30%		2.49%	(10.09)%	19.22%	2.53%	13.59%

Net assets, end of period (in 000s)	$433,738		$392,480	$421,142	$355,534	$256,919	$263,228

Ratio of net expenses to average net assets	0.55	%(d)	0.55%	0.54%	0.54%	0.67%	0.70%

Ratio of total expenses to average net assets	0.67	%(d)	0.68%	0.67%	0.67%	0.73%	0.75%

Ratio of net investment income to average net assets	4.31	%(d)	4.43%	3.68%	3.32%	3.40%	3.87%

Portfolio turnover rate(e)	12%		29%	25%	47%	46%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than ($0.005) per share.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Income Builder Fund

	Class R6 Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$22.65		$23.13	$27.64	$23.95	$24.21	$22.15

Net investment income(a)	0.54		1.07	0.94	0.92	0.83	0.93

Net realized and unrealized gain (loss)	2.23		(0.43)	(3.58)	3.67	(0.21)	2.06

Total from investment operations	2.77		0.64	(2.64)	4.59	0.62	2.99

Distributions to shareholders from net investment income	(0.53)		(1.12)	(0.94)	(0.90)	(0.85)	(0.93)

Distributions to shareholders from net realized gains	—		—	(0.93)	—	—	—

Distributions to shareholders from return of capital	—		— (b)	—	—	(0.03)	—

Total distributions	(0.53)		(1.12)	(1.87)	(0.90)	(0.88)	(0.93)

Net asset value, end of period	$24.89		$22.65	$23.13	$27.64	$23.95	$24.21

Total return(c)	12.31%		2.62%	(10.05)%	19.35%	2.70%	13.72%

Net assets, end of period (in 000s)	$42,186		$40,051	$39,187	$25,215	$65,293	$10,486

Ratio of net expenses to average net assets	0.46	%(d)	0.46%	0.45%	0.46%	0.54%	0.56%

Ratio of total expenses to average net assets	0.58	%(d)	0.59%	0.58%	0.58%	0.61%	0.61%

Ratio of net investment income to average net assets	4.40	%(d)	4.52%	3.76%	3.44%	3.51%	3.96%

Portfolio turnover rate(e)	12%		29%	25%	47%	46%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than ($0.005) per share.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Income Builder Fund

	Class P Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$22.65		$23.14	$27.64	$23.96	$24.21	$22.15

Net investment income(a)	0.54		1.08	0.94	0.91	0.84	0.94

Net realized and unrealized gain (loss)	2.24		(0.45)	(3.57)	3.68	(0.21)	2.05

Total from investment operations	2.78		0.63	(2.63)	4.59	0.63	2.99

Distributions to shareholders from net investment income	(0.53)		(1.12)	(0.94)	(0.91)	(0.85)	(0.93)

Distributions to shareholders from net realized gains	—		—	(0.93)	—	—	—

Distributions to shareholders from return of capital	—		— (b)	—	—	(0.03)	—

Total distributions	(0.53)		(1.12)	(1.87)	(0.91)	(0.88)	(0.93)

Net asset value, end of period	$24.90		$22.65	$23.14	$27.64	$23.96	$24.21

Total return(c)	12.35%		2.62%	(10.05)%	19.31%	2.70%	13.77%

Net assets, end of period (in 000s)	$25,813		$31,006	$43,595	$52,764	$16,404	$13,919

Ratio of net expenses to average net assets	0.46	%(d)	0.46%	0.45%	0.45%	0.55%	0.56%

Ratio of total expenses to average net assets	0.58	%(d)	0.59%	0.58%	0.58%	0.61%	0.61%

Ratio of net investment income to average net assets	4.40	%(d)	4.52%	3.75%	3.38%	3.51%	4.04%

Portfolio turnover rate(e)	12%		29%	25%	47%	46%	47%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than ($0.005) per share.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Financial Highlights Selected Share Data for a Share Outstanding Throughout Each Period

	Rising Dividend Growth Fund

	Class A Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$10.52		$11.87	$13.87	$9.81	$11.18	$19.56

Net investment income(a)	0.05		0.10	0.07	0.05	0.08	0.10

Net realized and unrealized gain (loss)	1.82		0.37	(0.71)	4.44	(0.23)	0.78

Total from investment operations	1.87		0.47	(0.64)	4.49	(0.15)	0.88

Distributions to shareholders from net investment income	(0.08)		(0.48)	(0.19)	(0.39)	(0.24)	(0.22)

Distributions to shareholders from net realized gains	(0.68)		(1.34)	(1.17)	(0.04)	(0.98)	(9.04)

Total distributions	(0.76)		(1.82)	(1.36)	(0.43)	(1.22)	(9.26)

Net asset value, end of period	$11.63		$10.52	$11.87	$13.87	$9.81	$11.18

Total return(b)	18.09%		3.71%	(4.99)%	46.88%	(1.80)%	10.41%

Net assets, end of period (in 000s)	$254,215		$228,422	$240,085	$255,730	$167,765	$208,416

Ratio of net expenses to average net assets	1.01	%(c)	1.02%	1.03%	1.03%	1.09%	1.15%

Ratio of total expenses to average net assets	1.26	%(c)	1.28%	1.28%	1.27%	1.29%	1.27%

Ratio of net investment income to average net assets	0.85	%(c)	0.89%	0.55%	0.42%	0.81%	0.86%

Portfolio turnover rate(d)	30%		45%	50%	38%	43%	45%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Rising Dividend Growth Fund

	Class C Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$10.81		$12.14	$14.13	$9.99	$11.36	$19.71

Net investment income (loss)(a)	0.01		0.02	(0.02)	(0.03)	— (b)	0.01

Net realized and unrealized gain (loss)	1.87		0.37	(0.72)	4.52	(0.23)	0.80

Total from investment operations	1.88		0.39	(0.74)	4.49	(0.23)	0.81

Distributions to shareholders from net investment income	(0.03)		(0.38)	(0.08)	(0.31)	(0.16)	(0.12)

Distributions to shareholders from net realized gains	(0.68)		(1.34)	(1.17)	(0.04)	(0.98)	(9.04)

Total distributions	(0.71)		(1.72)	(1.25)	(0.35)	(1.14)	(9.16)

Net asset value, end of period	$11.98		$10.81	$12.14	$14.13	$9.99	$11.36

Total return(c)	17.69%		2.90%	(5.65)%	45.74%	(2.50)%	9.55%

Net assets, end of period (in 000s)	$22,494		$23,425	$41,110	$75,965	$108,840	$194,302

Ratio of net expenses to average net assets	1.76	%(d)	1.77%	1.78%	1.78%	1.84%	1.90%

Ratio of total expenses to average net assets	2.01	%(d)	2.03%	2.02%	2.03%	2.03%	2.02%

Ratio of net investment income (loss) to average net assets	0.11	%(d)	0.16%	(0.15)%	(0.23)%	0.03%	0.12%

Portfolio turnover rate(e)	30%		45%	50%	38%	43%	45%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Rising Dividend Growth Fund

	Institutional Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$11.37		$12.69	$14.72	$10.38	$11.76	$20.08

Net investment income(a)	0.07		0.15	0.11	0.10	0.12	0.15

Net realized and unrealized gain (loss)	1.98		0.38	(0.74)	4.70	(0.24)	0.83

Total from investment operations	2.05		0.53	(0.63)	4.80	(0.12)	0.98

Distributions to shareholders from net investment income	(0.10)		(0.51)	(0.23)	(0.42)	(0.28)	(0.26)

Distributions to shareholders from net realized gains	(0.68)		(1.34)	(1.17)	(0.04)	(0.98)	(9.04)

Total distributions	(0.78)		(1.85)	(1.40)	(0.46)	(1.26)	(9.30)

Net asset value, end of period	$12.64		$11.37	$12.69	$14.72	$10.38	$11.76

Total return(b)	18.31%		4.02%	(4.62)%	47.16%	(1.47)%	10.85%

Net assets, end of period (in 000s)	$113,156		$105,744	$108,367	$130,706	$97,358	$191,509

Ratio of net expenses to average net assets	0.69	%(c)	0.70%	0.72%	0.72%	0.78%	0.80%

Ratio of total expenses to average net assets	0.90	%(c)	0.92%	0.90%	0.90%	0.90%	0.88%

Ratio of net investment income to average net assets	1.17	%(c)	1.21%	0.87%	0.75%	1.10%	1.25%

Portfolio turnover rate(d)	30%		45%	50%	38%	43%	45%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Rising Dividend Growth Fund

	Investor Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$11.34		$12.66	$14.69	$10.36	$11.75	$20.07

Net investment income(a)	0.07		0.14	0.11	0.09	0.11	0.14

Net realized and unrealized gain (loss)	1.96		0.38	(0.75)	4.69	(0.25)	0.83

Total from investment operations	2.03		0.52	(0.64)	4.78	(0.14)	0.97

Distributions to shareholders from net investment income	(0.09)		(0.50)	(0.22)	(0.41)	(0.27)	(0.25)

Distributions to shareholders from net realized gains	(0.68)		(1.34)	(1.17)	(0.04)	(0.98)	(9.04)

Total distributions	(0.77)		(1.84)	(1.39)	(0.45)	(1.25)	(9.29)

Net asset value, end of period	$12.60		$11.34	$12.66	$14.69	$10.36	$11.75

Total return(b)	18.22%		3.95%	(4.70)%	47.09%	(1.55)%	10.73%

Net assets, end of period (in 000s)	$67,556		$65,745	$64,950	$71,231	$64,328	$105,498

Ratio of net expenses to average net assets	0.76	%(c)	0.77%	0.78%	0.78%	0.84%	0.90%

Ratio of total expenses to average net assets	1.01	%(c)	1.03%	1.02%	1.02%	1.03%	1.02%

Ratio of net investment income to average net assets	1.10	%(c)	1.15%	0.81%	0.71%	1.04%	1.13%

Portfolio turnover rate(d)	30%		45%	50%	38%	43%	45%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Rising Dividend Growth Fund

	Class R6 Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$11.36		$12.68	$14.71	$10.37	$11.76	$20.08

Net investment income(a)	0.07		0.14	0.11	0.10	0.12	0.14

Net realized and unrealized gain (loss)	1.98		0.39	(0.74)	4.70	(0.25)	0.85

Total from investment operations	2.05		0.53	(0.63)	4.80	(0.13)	0.99

Distributions to shareholders from net investment income	(0.10)		(0.51)	(0.23)	(0.42)	(0.28)	(0.27)

Distributions to shareholders from net realized gains	(0.68)		(1.34)	(1.17)	(0.04)	(0.98)	(9.04)

Total distributions	(0.78)		(1.85)	(1.40)	(0.46)	(1.26)	(9.31)

Net asset value, end of period	$12.63		$11.36	$12.68	$14.71	$10.37	$11.76

Total return(b)	18.33%		4.03%	(4.62)%	47.22%	(1.47)%	10.78%

Net assets, end of period (in 000s)	$6,054		$5,831	$2,738	$3,063	$1,868	$2,240

Ratio of net expenses to average net assets	0.68	%(c)	0.69%	0.71%	0.71%	0.76%	0.80%

Ratio of total expenses to average net assets	0.89	%(c)	0.91%	0.89%	0.89%	0.90%	0.89%

Ratio of net investment income to average net assets	1.18	%(c)	1.19%	0.87%	0.75%	1.11%	1.19%

Portfolio turnover rate(d)	30%		45%	50%	38%	43%	45%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Rising Dividend Growth Fund

	Class R Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$10.45		$11.81	$13.79	$9.76	$11.13	$19.51

Net investment income(a)	0.03		0.07	0.04	0.02	0.06	0.07

Net realized and unrealized gain (loss)	1.82		0.36	(0.69)	4.42	(0.24)	0.78

Total from investment operations	1.85		0.43	(0.65)	4.44	(0.18)	0.85

Distributions to shareholders from net investment income	(0.07)		(0.45)	(0.16)	(0.37)	(0.21)	(0.19)

Distributions to shareholders from net realized gains	(0.68)		(1.34)	(1.17)	(0.04)	(0.98)	(9.04)

Total distributions	(0.75)		(1.79)	(1.33)	(0.41)	(1.19)	(9.23)

Net asset value, end of period	$11.55		$10.45	$11.81	$13.79	$9.76	$11.13

Total return(b)	17.98%		3.41%	(5.10)%	46.38%	(2.01)%	10.08%

Net assets, end of period (in 000s)	$1,339		$1,198	$1,346	$1,357	$1,131	$2,575

Ratio of net expenses to average net assets	1.26	%(c)	1.27%	1.28%	1.28%	1.35%	1.40%

Ratio of total expenses to average net assets	1.51	%(c)	1.53%	1.52%	1.52%	1.53%	1.52%

Ratio of net investment income to average net assets	0.59	%(c)	0.63%	0.31%	0.19%	0.57%	0.61%

Portfolio turnover rate(d)	30%		45%	50%	38%	43%	45%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Rising Dividend Growth Fund

	Class P Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$11.37		$12.69	$14.72	$10.38	$11.76	$20.08

Net investment income(a)	0.07		0.15	0.11	0.09	0.12	0.15

Net realized and unrealized gain (loss)	1.98		0.38	(0.74)	4.71	(0.24)	0.84

Total from investment operations	2.05		0.53	(0.63)	4.80	(0.12)	0.99

Distributions to shareholders from net investment income	(0.10)		(0.51)	(0.23)	(0.42)	(0.28)	(0.27)

Distributions to shareholders from net realized gains	(0.68)		(1.34)	(1.17)	(0.04)	(0.98)	(9.04)

Total distributions	(0.78)		(1.85)	(1.40)	(0.46)	(1.26)	(9.31)

Net asset value, end of period	$12.64		$11.37	$12.69	$14.72	$10.38	$11.76

Total return(b)	18.31%		4.02%	(4.62)%	47.17%	(1.46)%	10.86%

Net assets, end of period (in 000s)	$13,477		$12,316	$15,404	$14,747	$7,791	$21,171

Ratio of net expenses to average net assets	0.68	%(c)	0.69%	0.71%	0.71%	0.77%	0.79%

Ratio of total expenses to average net assets	0.89	%(c)	0.91%	0.90%	0.89%	0.89%	0.87%

Ratio of net investment income to average net assets	1.19	%(c)	1.22%	0.87%	0.70%	1.10%	1.24%

Portfolio turnover rate(d)	30%		45%	50%	38%	43%	45%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements April 30, 2024 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified

Goldman Sachs Income Builder Fund	A, C, Institutional, Investor, R6 and P	Diversified

Goldman Sachs Rising Dividend Growth Fund	A, C, Institutional, Investor, R6, R and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00% which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT. Distributions from master limited partnerships (“MLPs”) are generally recorded based on the characterization reported on the MLP’s tax return. A Fund records its pro-rata share of the income/loss and capital gains/losses, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

50

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid

Income Builder Fund	Monthly	Annually

Rising Dividend Growth Fund	Quarterly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

51

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e., where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include exchange-traded funds (“ETFs”) and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

52

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

i. Bank Loans — Bank loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, assignments result in a Fund having a direct contractual relationship with the borrower, and the Fund may be permitted to enforce compliance by the borrower with the terms of the loan agreement.

The Income Builder Fund may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded loan commitments represent the remaining obligation of the Fund to the borrower. The Fund is obligated to fund these commitments at the borrower’s discretion. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a loan. All loans and unfunded loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Loans, including unfunded loan commitments, are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

ii. Mortgage-Backed and Asset-Backed Securities — Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by residential and/or commercial real estate property. Asset-backed securities include securities whose principal and interest payments are collateralized by pools of other assets or receivables. The value of certain mortgage-backed and asset-backed securities (including adjustable rate mortgage loans) may be particularly sensitive to changes in prevailing interest rates. The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.

Asset-backed securities may present credit risks that are not presented by mortgage-backed securities because they generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Some asset-backed securities may only have a subordinated claim on collateral.

Stripped mortgage-backed securities are usually structured with two different classes: one that receives substantially all interest payments (interest-only, or “IO” and/or high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all principal payments (principal-only, or “PO”) from a pool of mortgage loans. Little to no principal will be received at the maturity of an IO; as a result, periodic adjustments are recorded to reduce the cost of the security until maturity. These adjustments are included in interest income.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and

53

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii. Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv. Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either

54

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2024:

INCOME BUILDER FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Fixed Income

Corporate Obligations	$—	$1,128,690,146	$—

Bank Loans	—	117,997,877	2,740,500

Sovereign Debt Obligations	—	10,125,522	—

Mortgage-Backed Obligations	—	97,757	—

Common Stock and/or Other Equity Investments(a)

Asia	32,572,436	30,501	—

Europe	173,063,786	1,269,066	—

North America	633,388,973	—	390

South America	17,597,474	—	—

Securities Lending Reinvestment Vehicle	9,486,428	—	—

Preferred Stocks	—	8,412,294	—

Warrants	—	112,264	—

Exchange Traded Funds	30,597,828	—	—

Investment Companies	72,027,065	—	—

Total	$968,733,990	$1,266,735,427	$2,740,890

Derivative Type

Assets(b)

Forward Foreign Currency Exchange Contracts	$—	$328,447	$—

Futures Contracts	4,222,689	—	—

Interest Rate Swap Contracts	—	742,907	—

Total	$4,222,689	$1,071,354	$—

Liabilities

Forward Foreign Currency Exchange Contracts(b)	$—	$(8,813)	$—

Futures Contracts(b)	(9,455,796)	—	—

Interest Rate Swap Contracts(b)	—	(10,007,676)	—

Written Option Contracts	—	(362,769)	—

Total	$(9,455,796)	$(10,379,258)	$—

55

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

RISING DIVIDEND GROWTH FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$8,837,145	$—	$—

North America	456,273,960	—	—

Investment Companies	9,579,082	—	—

Total	$474,690,187	$—	$—

Derivative Type

Liabilities(b)

Futures Contracts	$(470,077)	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of April 30, 2024. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the table below excludes the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Income Builder Fund

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$328,447		Payable for unrealized loss on forward foreign currency exchange contracts	$(8,813)

Equity	Variation margin on futures contracts	79,126	(a)	Variation margin on futures contracts; Written option contracts, at value	(2,227,607	)(a)

Interest rate	Variation margin on swap contracts; Variation margin on futures contracts	4,886,470	(a)	Variation margin on swap contracts; Variation margin on futures contracts	(17,598,634	)(a)

Total		$5,294,043			$(19,835,054)

Rising Dividend Growth Fund

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Equity	—	$—		Variation margin on futures contracts	$(470,077)

(a)

Includes unrealized gain (loss) on futures contracts and centrally cleared swaps described in the Additional Investment Information sections of the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

56

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Funds gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2024. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Income Builder Fund

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Currency	Net realized gain from forward foreign currency exchange contracts/Net unrealized gain on forward foreign currency exchange contracts	$ 104,014	$ 50,921

Equity	Net realized gain from futures, swap contracts, purchased and written options/Net unrealized gain on futures, swap contracts and written options	(268,451)	1,338,065

Interest rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain on futures contracts and swap contracts	(622,423)	87,504

Total		$ (786,860)	$1,476,490

Rising Dividend Growth Fund

Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net unrealized gain(loss) on futures contracts	$1,590,600	$494,742

For the six months ended April 30, 2024, the relevant values for each derivative type were as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units(a)

Fund	Futures Contracts	Forward Contracts	Swap Agreements	Written Options

Income Builder Fund	3,518	$26,627,254	$325,221,712	23,615

Rising Dividend Growth Fund	57	—	—	—

(a)

Amounts disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, purchased options and written options, based on absolute values, which is indicative of volume for this derivative type, for the months that the Fund held such derivatives during the six months ended April 30, 2024.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended April 30, 2024, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate

Income Builder Fund	0.54%	0.49%	0.46%	0.45%	0.44%	0.51%	0.42*%

Rising Dividend Growth Fund	0.75	0.68	0.64	0.63	0.62	0.75	0.65**

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*

The Investment Adviser agreed to waive a portion of the Management Fee so that the net management fee will not exceed 0.44% as an annual percentage rate of the Fund’s average net assets. This management fee waiver arrangement will remain in effect through at least February 28, 2025, and prior to such date, GSAM may not terminate the arrangement without the approval of the Board of Trustees.

**

The Investment Adviser agreed to waive a portion of the Management Fee so that the net management fee will not exceed 0.65% as an annual percentage rate of the Fund’s average net assets. This management fee waiver arrangement will remain in effect through at least February 28, 2025, and prior to such date, GSAM may not terminate the arrangement without the approval of the Board of Trustees.

Both the Funds invest in Institutional Shares and Class R6 Shares of the Goldman Sachs Financial Square Government Fund and Income Builder Fund invests in Class R6 Shares of the Goldman Sachs MLP Energy Infrastructure Fund, which are affiliated Underlying Funds. GSAM has agreed to waive a portion of its management fee payable by each applicable Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Funds in which each Fund invests. For the six months ended April 30, 2024, the management fee waived by GSAM for each Fund was as follows:

Fund	Management Fee Waived

Income Builder Fund	$176,729

Rising Dividend Growth Fund	8,389

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of each applicable Fund, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates

Fund	Class A*	Class C	Class R*

Income Builder Fund	0.25%	0.75%	—%

Rising Dividend Growth Fund	0.25	0.75	0.50

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended April 30, 2024, Goldman Sachs retained the following amounts:

Front End Sales Charge

Fund	Class A

Income Builder Fund	$38,364

Rising Dividend Growth Fund	3,874

D.  Service Plan — The Trust, on behalf of each applicable Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.12% of the average daily net assets of Class A, Class C and Investor Shares of the Income Builder Fund; 0.15% of the average daily net assets of Class A, Class C, Investor and Class R Shares of the Rising Dividend Growth Fund; 0.03% of the average daily net assets of Class R6 and P Shares of each Fund; and 0.04% of the average daily net assets of Institutional Shares of each Fund.

Goldman Sachs has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.04% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares, as applicable, of the Rising Dividend Growth Fund through at least February 28, 2025, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Income Builder and Rising Dividend Growth Funds are 0.004% and 0.004%, respectively. These Other Expense limitations will remain in place through at least February 28, 2025, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended April 30, 2024, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions

Income Builder Fund	$949,471	$ 3,548	$466,203	$1,419,222

Rising Dividend Growth Fund	246,798	69,207	266,165	582,170

59

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G.  Line of Credit Facility — As of April 30, 2024, the Funds participated in a $1,150,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2024, the Funds did not have any borrowings under the facility. Prior to April 16, 2024, the facility was $1,110,000,000.

H.  Other Transactions with Affiliates — For the six months ended April 30, 2024, Goldman Sachs earned $21,896 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Income Builder Fund.

The table below shows the transactions in and earnings from investments in the Underlying Funds for the six months ended April 30, 2024:

Fund	Underlying Fund	Beginning Value as of October 31, 2023	Purchases at Cost	Proceeds from Sales	Change In Unrealized Gain (Loss)	Ending Value as of April 30, 2024	Shares as of April 30, 2024	Dividend Income

Income Builder Fund	Goldman Sachs Financial Square Government Fund — Class R6 Shares	$17,500,773	$171,790,067	$(167,967,887)	$—	$17,862,489	17,862,489	$392,531

	Goldman Sachs Financial Square Government Fund — Institutional Shares	8,740,276	129,927,166	(120,804,953)	—	21,322,954	21,322,954	679,941

	Goldman Sachs MLP Energy Infrastructure Fund — Class R6 Shares	28,040,584	1,044,258	—	3,756,780	32,841,622	917,877	1,044,258

Rising Dividend Growth Fund	Goldman Sachs Financial Square Government Fund — Class R6	13,320,035	58,777,626	(62,779,138)	—	9,318,523	9,318,523	262,323

	Goldman Sachs Financial Square Government Fund — Institutional Shares	278,047	4,496,926	(4,514,414)	—	260,559	260,559	10,097

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2024, were as follows:

Fund	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of (Excluding U.S. Government and Agency Obligations)

Income Builder Fund	$256,819,818	$299,922,196

Rising Dividend Growth Fund	139,563,648	172,618,205

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GOLDMAN SACHS DIVIDEND FOCUS FUNDS

7. SECURITIES LENDING

The Income Builder Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Rising Dividend Growth Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will and BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL or BNYM are unable to purchase replacement securities, GSAL and/or BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk.

The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of April 30, 2024, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

The Income Builder Fund and BNYM received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Funds for the six months ended April 30, 2024, are reported under Investment Income on the Statements of Operations.

The following table provides information about the Fund’s investment in the Government Money Market Fund for the six months ended April 30, 2024:

Fund	Beginning Value as of October 31, 2023	Purchases at cost	Proceeds from Sales	Ending Value as of April 30, 2024	Shares as of April 30, 2024

Income Builder Fund	$104,950	$66,663,954	$(57,282,476)	$9,486,428	9,486,428

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Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, October 31, 2023, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Income Builder Fund	Rising Dividend Growth Fund

Capital loss carryforwards:

Perpetual Short-Term	$(44,915,341)	$—

Timing differences (Open MBS Amortization - Pre-Election/Dividends Payable/Defaulted Bonds/Straddle Loss Deferral)	(133,361)	—

As of April 30, 2024, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Income Builder Fund	Rising Dividend Growth Fund

Tax Cost	$2,117,200,151	$353,648,718

Gross unrealized gain	249,321,979	145,995,024

Gross unrealized loss	(128,311,823)	(24,953,555)

Net unrealized gain	$ 121,010,156	$121,041,469

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts, net mark to market gains (losses) on foreign currency contracts, swap transactions, material modification of debt securities, and market discount accretion and premium amortization and differences in the tax treatment of partnership investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Funds. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — A Fund’s investments in dividend-paying securities could cause a Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions,

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9. OTHER RISKS (continued)

dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

Energy Sector Risk — The Underlying MLP Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, business, social, political, environmental, regulatory or other developments affecting that sector. The energy sector has historically experienced substantial price volatility. MLPs , energy infrastructure funds, and other companies operating in the energy sector are subject to specific risks, including, among others: fluctuations in commodity prices and/or interest rates; increased governmental or environmental regulation; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; declines in domestic or foreign production; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. Energy companies can be significantly affected by the supply of, and demand for, particular energy products (such as oil and natural gas), which may result in overproduction or underproduction. Additionally, changes in the regulatory environment for energy companies may adversely impact their profitability. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of a Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Investment Style Risk — Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Funds may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

63

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Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

9. OTHER RISKS (Continued)

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Loan-Related Investments Risk — In addition to risks generally associated with debt investments (e.g., interest rate risk and default risk), loan-related investments such as loan participations and assignments are subject to other risks. Although a loan obligation may be fully collateralized at the time of acquisition, the collateral may decline in value, be or become illiquid or less liquid, or lose all or substantially all of its value subsequent to investment. Many loan investments are subject to legal or contractual restrictions on resale and certain loan investments may be or become illiquid or less liquid and more difficult to value, particularly in the event of a downgrade of the loan or the borrower. There is less readily available, reliable information about most loan investments than is the case for many other types of securities. Substantial increases in interest rates may cause an increase in loan obligation defaults. With respect to loan participations, a Fund may not always have direct recourse against a borrower if the borrower fails to pay scheduled principal and/or interest; may be subject to greater delays, expenses and risks than if a Fund had purchased a direct obligation of the borrower; and may be regarded as the creditor of the agent lender (rather than the borrower), subjecting a Fund to the creditworthiness of that lender as well. Investors in loans, such as a Fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, although they may be entitled to certain contractual remedies. The market for loan obligations may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Because transactions in many loans are subject to extended trade settlement periods, a Fund may not receive the proceeds from the sale of a loan for a period after the sale. As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations for a period after the sale of the loans, and, as a result, a Fund may have to sell other investments or engage in borrowing transactions, such as borrowing from its credit facility, if necessary to raise cash to meet its obligations.

Senior Loans hold the most senior position in the capital structure of a business entity, and are typically secured with specific collateral, but are nevertheless usually rated below investment grade. Because Second Lien Loans are subordinated or unsecured and thus lower in priority of payment to Senior Loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. Second Lien Loans generally have greater price volatility than Senior Loans and may be less liquid.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Fund has unsettled or open transactions defaults.

Master Limited Partnership Risk — Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, limited liquidity and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price.

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9. OTHER RISKS (continued)

Other Investments Risk — By investing in pooled investment vehicles (including investment companies and ETFs), partnerships and REITs indirectly through the Fund, investors will incur a proportionate share of the expenses of the other pooled investment vehicles, partnerships and REITs held by the Fund (including operating costs and investment management fees) in addition to the fees and expenses regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investments in direct proportion to the amount of assets the Fund invests therein.

REIT Risk — Risks associated with investments in the real estate industry (such as REITs) include, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage financing, variations in rental income, neighborhood values or the appeal of property to tenants; interest rates; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; and changes in zoning laws. REITs whose underlying properties are concentrated in a particular industry or geographic region are subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Income Builder Fund

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Fiscal Year Ended October 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	3,009,894	$72,502,091	6,284,421	$145,538,546

Reinvestment of distributions	456,822	11,057,412	976,063	22,453,866

Shares redeemed	(2,713,260)	(65,030,005)	(5,937,056)	(137,177,274)

	753,456	18,529,498	1,323,428	30,815,138

Class C Shares

Shares sold	361,534	8,512,358	1,268,520	28,776,292

Reinvestment of distributions	124,986	2,960,048	359,858	8,117,740

Shares redeemed	(1,705,669)	(40,238,688)	(4,195,252)	(95,041,927)

	(1,219,149)	(28,766,282)	(2,566,874)	(58,147,895)

Institutional Shares

Shares sold	4,856,530	119,996,051	10,150,095	241,981,773

Reinvestment of distributions	730,789	18,190,207	1,709,722	40,427,482

Shares redeemed	(5,603,442)	(136,985,346)	(14,089,963)	(333,770,466)

	(16,123)	1,200,912	(2,230,146)	(51,361,211)

Investor Shares

Shares sold	2,352,327	57,886,911	6,601,610	156,843,691

Reinvestment of distributions	363,460	9,012,735	826,651	19,470,873

Shares redeemed	(2,619,180)	(64,282,206)	(8,303,137)	(197,593,917)

	96,607	2,617,440	(874,876)	(21,279,353)

Class R6 Shares

Shares sold	215,632	5,335,733	516,748	12,291,469

Reinvestment of distributions	35,782	890,121	77,227	1,824,555

Shares redeemed	(325,152)	(8,025,754)	(519,488)	(12,372,105)

	(73,738)	(1,799,900)	74,487	1,743,919

Class P Shares

Shares sold	65,888	1,657,622	103,382	2,424,164

Reinvestment of distributions	24,974	620,590	71,002	1,678,899

Shares redeemed	(422,882)	(10,501,233)	(689,731)	(16,203,369)

	(332,020)	(8,223,021)	(515,347)	(12,100,306)

NET DECREASE	(790,967)	$(16,441,353)	(4,789,328)	$(110,329,708)

66

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Rising Dividend Growth Fund

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Fiscal Year Ended October 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	912,885	$10,407,473	2,574,820	$28,406,557

Reinvestment of distributions	1,326,183	14,865,249	3,079,478	34,077,928

Shares redeemed	(2,091,199)	(23,927,401)	(4,167,386)	(46,472,959)

	147,869	1,345,321	1,486,912	16,011,526

Class C Shares

Shares sold	87,384	1,029,990	321,089	3,653,376

Reinvestment of distributions	129,795	1,491,854	481,266	5,465,976

Shares redeemed	(505,380)	(5,957,412)	(2,022,802)	(22,756,374)

	(288,201)	(3,435,568)	(1,220,447)	(13,637,022)

Institutional Shares

Shares sold	603,464	7,471,673	1,918,677	22,797,525

Reinvestment of distributions	535,681	6,527,918	1,289,881	15,376,979

Shares redeemed	(1,483,690)	(18,413,529)	(2,450,303)	(29,543,264)

	(344,545)	(4,413,938)	758,255	8,631,240

Investor Shares

Shares sold	441,755	5,452,095	1,163,836	13,855,691

Reinvestment of distributions	351,438	4,270,069	821,538	9,770,714

Shares redeemed	(1,229,026)	(15,269,935)	(1,319,182)	(15,734,805)

	(435,833)	(5,547,771)	666,192	7,891,600

Class R6 Shares

Shares sold	40,788	509,527	471,388	5,609,148

Reinvestment of distributions	31,632	385,069	44,152	525,668

Shares redeemed	(106,133)	(1,311,020)	(218,326)	(2,547,304)

	(33,713)	(416,424)	297,214	3,587,512

Class R Shares

Shares sold	8,296	94,272	24,490	274,210

Reinvestment of distributions	7,579	84,307	18,087	198,856

Shares redeemed	(14,504)	(165,378)	(41,950)	(444,360)

	1,371	13,201	627	28,706

Class P Shares

Shares sold	123,395	1,551,235	39,760	489,777

Reinvestment of distributions	64,252	782,802	184,084	2,194,942

Shares redeemed	(204,187)	(2,520,376)	(354,885)	(4,292,647)

	(16,540)	(186,339)	(131,041)	(1,607,928)

NET INCREASE (DECREASE)	(969,592)	$(12,641,518)	1,857,712	$20,905,634

67

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Fund Expenses — Six Month Period Ended April 30, 2024 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class R6, Class R or Class P Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R6, Class R or Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2023 through April 30, 2024, which represents a period of 182 days of a 366-day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Income Builder Fund				Rising Dividend Growth Fund
Share Class	Beginning Account Value 11/1/23	Ending Account Value 4/30/24		Expenses Paid for the 6 months ended 4/30/24*	Beginning Account Value 11/1/23	Ending Account Value 4/30/24		Expenses Paid for the 6 months ended 4/30/24*

Class A

Actual	$1,000.00	$1,121.50		$4.20	$1,000.00	$1,180.90		$5.47

Hypothetical 5% return	1,000.00	1,020.90	+	4.00	1,000.00	1,019.80	+	5.07

Class C

Actual	1,000.00	1,117.00		8.14	1,000.00	1,176.90		9.52

Hypothetical 5% return	1,000.00	1,017.20	+	7.76	1,000.00	1,016.10	+	8.82

Institutional

Actual	1,000.00	1,123.00		2.46	1,000.00	1,183.10		3.74

Hypothetical 5% return	1,000.00	1,022.50	+	2.34	1,000.00	1,021.40	+	3.46

Investor

Actual	1,000.00	1,123.00		2.88	1,000.00	1,182.20		4.12

Hypothetical 5% return	1,000.00	1,022.10	+	2.75	1,000.00	1,021.10	+	3.82

Class R6

Actual	1,000.00	1,123.10		2.41	1,000.00	1,183.30		3.69

Hypothetical 5% return	1,000.00	1,022.60	+	2.30	1,000.00	1,021.50	+	3.41

Class R

Actual	—	—		—	1,000.00	1,179.80		6.82

Hypothetical 5% return	—	—		—	1,000.00	1,018.60	+	6.32

Class P

Actual	1,000.00	1,123.50		2.41	1,000.00	1,183.10		3.69

Hypothetical 5% return	1,000.00	1,022.60	+	2.30	1,000.00	1,021.50	+	3.41

*

Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2024. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P

Income Builder Fund	0.80%	1.55%	0.47%	0.55%	0.46%	—%	0.46%

Rising Dividend Growth Fund	1.01	1.76	0.69	0.76	0.68	1.26	0.68

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios (excluding proxy fee which is not annualized) and an assumed rate of return of 5% per year before expenses.

68

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 13-14, 2024, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2023 through December 31, 2023 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; and (3) the impact of local holidays in non-U.S. jurisdictions. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

69

GOLDMAN SACHS DIVIDEND FOCUS FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) of the Goldman Sachs Trust (the “Trust”) was held on November 16, 2023 to consider and elect nominees to the Trust’s Board of Trustees. At the Meeting, Cheryl K. Beebe, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham and Lawrence W. Stranghoener were elected to the Trust’s Board of Trustees. In addition, at the Meeting, John G. Chou, Eileen H. Dowling and Paul C. Wirth, each of whom was previously appointed to the Trust’s Board of Trustees rather than elected by shareholders, were elected. In electing the nominees, the Trust’s shareholders voted as follows:

Proposal
Election of Trustees	For	Withheld

Cheryl K. Beebe	169,452,067,796	5,900,273,020

John G. Chou	173,279,757,273	2,072,583,543

Eileen H. Dowling	173,287,456,218	2,064,884,598

Lawrence Hughes	173,486,691,901	1,865,648,915

John F. Killian	173,511,167,174	1,841,173,642

Steven D. Krichmar	173,484,256,228	1,868,084,588

Michael Latham	173,498,020,286	1,854,320,530

Lawrence W. Stranghoener	173,455,949,165	1,896,391,651

Paul C. Wirth	173,324,070,424	2,028,270,391

70

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.56 trillion in assets under supervision as of March 31, 2024, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund
∎	U.S. Mortgages Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Dynamic Bond Fund[6]
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Emerging Markets Credit Fund

Fixed Income Alternatives

∎	Short Duration High Yield Fund[4]

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Enhanced Core Equity Fund[5]
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Strategy Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Goldman Sachs GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares. Effective October 2, 2024, the Fund generally must impose a fee when net sales of Fund shares exceed certain levels. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares. An investment in the Fund is not a bank account or a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

[4]	Effective after the close of business on April 17, 2024, the Goldman Sachs Long Short Credit Strategies Fund was renamed the Goldman Sachs Short Duration High Yield Fund.
[5]	Effective after the close of business on February 13, 2024, the Goldman Sachs Flexible Cap Fund was renamed the Goldman Sachs Enhanced Core Equity Fund.
[6]	Effective after the close of business on June 17, 2024, the Goldman Sachs Strategic Income Fund was renamed the Goldman Sachs Dynamic Bond Fund.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.

*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn more about our closed-end funds and exchange-traded funds.

TRUSTEES OFFICERS Gregory G. Weaver, Chair James A. McNamara, President Cheryl K. Beebe Joseph F. DiMaria, Principal Financial Officer, Principal Dwight L. Bush Accounting Officer and Treasurer Kathryn A. Cassidy Robert Griffith, Secretary John G. Chou Joaquin Delgado Eileen H. Dowling Lawrence Hughes John F. Killian Steven D. Krichmar MichaelLatham James A. McNamara Lawrence W. Stranghoener Paul C. Wirth GOLDMAN SACHS & CO. LLC GOLDMAN SACHS ASSET MANAGEMENT, L.P. Distributor and Transfer Agent Investment Adviser Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns. Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282 Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent. The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. Diversification does not protect an investor from market risk and does not ensure a profit. Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change. They should not be construed as investment advice. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov. The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). Goldman Sachs & Co. LLC (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances. Economic and market forecasts presented herein reflect a series of assumptions and judgments as of the date of this report and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. Fund holdings and allocations shown are as of April 30, 2024 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail –1-800-526-7384) (institutional – 1-800-621-2550). © 2024 Goldman Sachs. All rights reserved. 374629-OTU-2051996 DIVFOSAR-24

Goldman Sachs Funds Semi-Annual Report April 30, 2024 Goldman Sachs Domestic Equity Insights Funds Goldman Sachs Large Cap Growth Insights Fund Goldman Sachs Large Cap Value Insights Fund Goldman Sachs Small Cap Equity Insights Fund Goldman Sachs Small Cap Growth Insights Fund Goldman Sachs Small Cap Value Insights Fund Goldman Sachs U.S. Equity Insights Fund

Goldman Sachs Domestic Equity Insights Funds

∎	GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

∎	GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

∎	GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

∎	GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

∎	GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

∎	GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Effective January 24, 2023, open-end mutual funds and exchange-traded funds are required to provide shareholders with streamlined annual and semi-annual shareholder reports (“Tailored Shareholder Reports”). Funds will be required to prepare a separate Tailored Shareholder Report for each share class of a fund that highlights key information to investors. Other information, including financial statements, will no longer appear in a fund’s shareholder report, but will be available online, delivered free of charge upon request, and filed with the Securities and Exchange Commission on a semi-annual basis on Form N-CSR. The new requirements have a compliance date of July 24, 2024.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Domestic Equity Insights Funds

April 30, 2024

The following are highlights both of key factors affecting the U.S. equity market and of any key changes made to the Goldman Sachs Domestic Equity Insights Funds (the “Funds”) during the six months ended April 30, 2024 (the “Reporting Period”). A streamlined annual shareholder report covering the 12 months ending October 31, 2024 will be provided to Fund shareholders, per new SEC requirements with a compliance date of July 24, 2024.

Market and Economic Review

•

Overall, U.S. equities rallied during the Reporting Period. The Standard & Poor’s 500® Index (the “S&P 500 Index”) ended the Reporting Period with a return of 20.98%. The Russell 3000® Index generated a return of 21.09%.

•

Despite ongoing geopolitical tensions and persistent volatility, the market posted solid returns during the Reporting Period amid a backdrop of shifting expectations around the Federal Reserve’s (“Fed”) policy path forward and generally broadening market leadership.

•	As the Reporting Period began in November 2023, the S&P 500 Index rose 9.13%, marking its best month of performance since July 2022 and breaking a streak of three consecutive monthly declines.

•

The month saw a broadening of market leadership following mega-cap dominance for most of 2023, as all sectors except energy were positive amid a pullback in crude oil prices, which fell to their lowest levels since July 2023.

•

November’s gains were chiefly driven by reinforcements to the peak federal funds rate, soft landing and disinflation traction themes and a rally in U.S. Treasuries, which had one of their best monthly performances on record. (A soft landing, in economics, is a cyclical downturn that avoids recession. It typically describes attempts by central banks to raise interest rates just enough to stop an economy from overheating and experiencing high inflation, without causing a significant increase in unemployment, or a hard landing.)

•	Further, November saw the most significant easing in financial conditions of any month in more than four decades.

•	In December 2023, the S&P 500 Index increased 4.54%, marking its second consecutive monthly gain and ending the calendar year recording its ninth consecutive weekly gain.

•

The breadth of market gains continued to expand beyond the Magnificent Seven. (The Magnificent Seven is the group of high-performing and influential companies that drove U.S. equity performance for much of 2023.)

•

December’s market rally was driven by a dovish pivot in the Fed’s monetary policy campaign, a decline in U.S. Treasury yields across the yield curve (or spectrum of maturities), and economic data supporting the soft landing narrative. (Dovish tends to suggest lower interest rates; opposite of hawkish.)

•	The Fed held interest rates unchanged, as growth of the U.S. economy slowed, the unemployment rate remained low despite abating job gains, and inflationary pressures continued to trend downwards.

•

Near the end of the month, there was a major shift in the Fed’s policy path expectations, with the Summary of Economic Projections median dot plot signaling 75 basis points of rate cuts in 2024. (A basis point is 1/100th of a percentage point. The Fed’s dot plot shows the interest rate projections of the members of the Federal Open Market Committee.)

•	U.S. economic data provided further evidence of disinflation momentum, with November’s annualized Consumer Price Index (“CPI”) dropping to its lowest level since March 2021.

•	Market seasonality proved to be another tailwind to equities, as November and December historically represent the strongest two-month period for U.S. stocks.

•	The S&P 500 Index gained 10.56% in the first quarter of 2024, closing the quarter at a new all-time high and demonstrating an improvement in market breadth as the quarter progressed.

•	As strength broadened beyond technology, excitement around artificial intelligence (“AI”) capabilities served as a key tailwind to market performance.

1

MARKET REVIEW

•

U.S. equities began the quarter with a more cautionary tone, driven by concerns regarding overvalued conditions and the Fed’s ability to match aggressive interest rate cut expectations. U.S. Treasury yields across the curve steepened, a headwind to equity valuations as traders repriced expectations throughout the quarter regarding the path of monetary policy.

•

Despite this defensive start, stocks reversed course as economic releases and robust labor market data continued to underpin the prevailing soft landing narrative. Market participants initially had aggressive expectations of interest rate cuts as early as March 2024, though expectations were moderated as inflation data spiked with the January and February CPI reports rising more than widely anticipated—shifting consensus timing expectations back to June 2024 for the first interest rate cut.

•

On the earnings front, corporate earnings were better than consensus expected with stable 2024 outlooks and optimism from the reopening of corporate buybacks as well as both sales and earnings exceeding market forecasts based on improved profit margins across most sectors.

•

In April 2024, the S&P 500 Index fell 4.08%, notching its first monthly decline of 2024 as markets significantly repriced interest rate cut expectations for 2024, partially driven by decelerating U.S. economic growth in the first calendar quarter, a still strong labor market and persistent above-target inflation data.

•

The broader equity market had initially forecasted three interest rate cuts in 2024, though consensus expectations were moderated throughout the month as Fed Chair Powell cited that multiple inflation readings raised uncertainty regarding the Fed’s ability to cut rates in 2024.

•

Further, a slate of Fed officials stressed the risks of easing monetary policy prematurely and indicated the Fed would need to be patient given strength in then-recent economic data. They expressed the possibility of a no rate cut scenario—leaving the market pricing in just 25 basis points of rate cuts by the end of 2024.

•

S&P 500 Index constituents reported first quarter 2024 corporate earnings that were broadly better than consensus expected, with the number of reported companies exceeding analyst estimates trending above its historical 10-year average.

•

For the Reporting Period overall, all capitalization segments within the U.S. equity market posted double-digit absolute gains, led by mid-cap stocks, as measured by the Russell Midcap® Index, followed by large-cap stocks, as measured by the Russell 1000® Index, and then small-cap stocks, as measured by the Russell 2000® Index. From a style perspective, growth stocks moderately outperformed value stocks across the capitalization spectrum. (All as measured by the FTSE Russell indices.)

•

All 11 sectors of the S&P 500 Index generated double-digit positive total returns during the Reporting Period. The best performing sectors within the S&P 500 Index during the Reporting Period were communication services, financials, information technology and industrials. The weakest performing sectors were real estate, energy, health care and consumer staples.

Fund Changes and Highlights

No material changes were made to the Funds during the Reporting Period.

2

FUND BASICS

Goldman Sachs Large Cap Growth Insights Fund

as of April 30, 2024

PERFORMANCE REVIEW

November 1, 2023-April 30, 2024	Fund Total Return (based on NAV)[1]	Russell 1000® Growth Index[2]
Class A	23.38%	23.56%
Class C	22.91	23.56
Institutional	23.62	23.56
Service	23.34	23.56
Investor	23.56	23.56
Class R6	23.63	23.56
Class R	23.24	23.56
Class P	23.60	23.56

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Russell 1000® Growth Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with higher price-to-book ratios and higher forecasted growth values. The figures for the Russell 1000® Growth Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 4/30/24[3]

Holding	% of Net Assets	Line of Business
Apple, Inc.	11.0%	Technology Hardware, Storage & Peripherals
Microsoft Corp.	11.0	Software
NVIDIA Corp.	7.7	Semiconductors & Semiconductor Equipment
Amazon.com, Inc.	7.0	Broadline Retail
Alphabet, Inc. Class C	5.3	Interactive Media & Services
Meta Platforms, Inc. Class A	3.6	Interactive Media & Services
Visa, Inc. Class A	2.2	Financial Services
Netflix, Inc.	1.9	Entertainment
Adobe, Inc.	1.8	Software
Intuit, Inc.	1.7	Software

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

3

FUND BASICS

FUND VS BENCHMARK SECTOR ALLOCATIONS[4]

As of April 30, 2024

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

4

FUND BASICS

Goldman Sachs Large Cap Value Insights Fund

as of April 30, 2024

PERFORMANCE REVIEW

November 1, 2023-April 30, 2024	Fund Total Return (based on NAV)[1]	Russell 1000® Value Index[2]
Class A	17.64%	18.42%
Class C	17.18	18.42
Institutional	17.86	18.42
Service	17.55	18.42
Investor	17.76	18.42
Class R6	17.88	18.42
Class R	17.48	18.42
Class P	17.84	18.42

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Russell 1000® Value Index (with dividends reinvested) is an unmanaged market capitalization weighted index of the 1000 largest U.S. companies with lower price-to-book ratios and lower forecasted growth values. The figures for the Russell 1000® Value Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 4/30/24[3]

Holding	% of Net Assets	Line of Business
Berkshire Hathaway, Inc. Class B	4.6%	Financial Services
Johnson & Johnson	1.9	Pharmaceuticals
Bank of America Corp.	1.8	Banks
Linde PLC	1.7	Chemicals
Citigroup, Inc.	1.7	Banks
ConocoPhillips	1.6	Oil, Gas & Consumable Fuels
JPMorgan Chase & Co.	1.6	Banks
Eaton Corp. PLC	1.6	Electrical Equipment
Elevance Health, Inc.	1.5	Health Care Providers & Services
Parker-Hannifin Corp.	1.4	Machinery

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

5

FUND BASICS

FUND VS BENCHMARK SECTOR ALLOCATIONS[4]

As of April 30, 2024

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

6

FUND BASICS

Goldman Sachs Small Cap Equity Insights Fund

as of April 30, 2024

PERFORMANCE REVIEW

November 1, 2023-April 30, 2024	Fund Total Return (based on NAV)[1]	Russell 2000® Index[2]
Class A	22.86%	19.66%
Class C	22.33	19.66
Institutional	23.03	19.66
Service	22.70	19.66
Investor	22.96	19.66
Class R6	23.06	19.66
Class R	22.63	19.66
Class P	23.01	19.66

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Russell 2000® Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of the 2000 smallest companies in the Russell 3000® Index. The figures for the Russell 2000® Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 4/30/24[3]

Holding	% of Net Assets	Line of Business
Super Micro Computer, Inc.	1.9%	Technology Hardware, Storage & Peripherals
Comfort Systems USA, Inc.	1.1	Construction & Engineering
ATI, Inc.	1.0	Metals & Mining
Carpenter Technology Corp.	0.8	Metals & Mining
SPS Commerce, Inc.	0.8	Software
Viking Therapeutics, Inc.	0.8	Biotechnology
Scorpio Tankers, Inc.	0.8	Oil, Gas & Consumable Fuels
Atkore, Inc.	0.8	Electrical Equipment
Installed Building Products, Inc.	0.7	Household Durables
Parsons Corp.	0.7	Aerospace & Defense

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

7

FUND BASICS

FUND VS BENCHMARK SECTOR ALLOCATIONS[4]

As of April 30, 2024

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.1% of the Fund’s net assets as of April 30, 2024. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

8

FUND BASICS

Goldman Sachs Small Cap Growth Insights Fund

as of April 30, 2024

PERFORMANCE REVIEW

November 1, 2023-April 30, 2024	Fund Total Return (based on NAV)[1]	Russell 2000® Growth Index[2]
Class A	23.20%	21.31%
Class C	22.75	21.31
Institutional	23.42	21.31
Investor	23.33	21.31
Class R6	23.43	21.31
Class R	23.07	21.31
Class P	23.44	21.31

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Russell 2000® Growth Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of those 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Growth Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 4/30/24[3]

Holding	% of Net Assets	Line of Business
Super Micro Computer, Inc.	3.7%	Technology Hardware, Storage & Peripherals
Comfort Systems USA, Inc.	1.6	Construction & Engineering
ATI, Inc.	1.4	Metals & Mining
MicroStrategy, Inc. Class A	1.3	Software
Atkore, Inc.	1.2	Electrical Equipment
Viking Therapeutics, Inc.	1.1	Biotechnology
Badger Meter, Inc.	1.1	Electronic Equipment, Instruments & Components
Ryman Hospitality Properties, Inc. REIT	1.1	Hotel & Resort REITs
SPS Commerce, Inc.	1.0	Software
Fabrinet	1.0	Electronic Equipment, Instruments & Components

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

9

FUND BASICS

FUND VS BENCHMARK SECTOR ALLOCATIONS[4]

As of April 30, 2024

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.8% of the Fund’s net assets as of April 30, 2024. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

10

FUND BASICS

Goldman Sachs Small Cap Value Insights Fund

as of April 30, 2024

PERFORMANCE REVIEW

November 1, 2023-April 30, 2024	Fund Total Return (based on NAV)[1]	Russell 2000® Value Index[2]
Class A	20.30%	18.09%
Class C	19.84	18.09
Institutional	20.50	18.09
Investor	20.45	18.09
Class R6	20.52	18.09
Class R	20.15	18.09
Class P	20.53	18.09

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Russell 2000® Value Index (with dividends reinvested) is an unmanaged index of common stock prices that measures the performance of those 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Value Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 4/30/24[3]

Holding	% of Net Assets	Line of Business
Carpenter Technology Corp.	1.0%	Metals & Mining
Civitas Resources, Inc.	1.0	Oil, Gas & Consumable Fuels
Mr Cooper Group, Inc.	1.0	Thrifts & Mortgage Finance
Summit Materials, Inc. Class A	1.0	Construction Materials
KB Home	1.0	Household Durables
Knife River Corp.	0.9	Construction Materials
Scorpio Tankers, Inc.	0.9	Oil, Gas & Consumable Fuels
Black Hills Corp.	0.9	Multi-Utilities
Strategic Education, Inc.	0.9	Diversified Consumer Services
M/I Homes, Inc.	0.8	Household Durables

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

11

FUND BASICS

FUND VS BENCHMARK SECTOR ALLOCATIONS[4]

As of April 30, 2024

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.5% of the Fund’s net assets as of April 30, 2024. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Underlying sector allocations of exchange traded funds and other investment companies held by the Fund are not reflected in the graph above. Percentages may not sum to 100% due to rounding.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

12

FUND BASICS

Goldman Sachs U.S. Equity Insights Fund

as of April 30, 2024

PERFORMANCE REVIEW

November 1, 2023-April 30, 2024	Fund Total Return (based on NAV)[1]	S&P 500® Index[2]
Class A	20.79%	20.98%
Class C	20.33	20.98
Institutional	21.01	20.98
Service	20.71	20.98
Investor	20.94	20.98
Class R6	21.03	20.98
Class R	20.63	20.98
Class P	21.02	20.98

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The S&P 500® Index (with dividends reinvested) is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The figures for the S&P 500® Index do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 4/30/24[3]

Holding	% of Net Assets	Line of Business
Apple, Inc.	7.0%	Technology Hardware, Storage & Peripherals
Microsoft Corp.	6.6	Software
Amazon.com, Inc.	4.6	Broadline Retail
NVIDIA Corp.	4.6	Semiconductors & Semiconductor Equipment
Alphabet, Inc. Class C	3.6	Interactive Media & Services
Berkshire Hathaway, Inc. Class B	2.8	Financial Services
Visa, Inc. Class A	2.1	Financial Services
Meta Platforms, Inc. Class A	1.8	Interactive Media & Services
Costco Wholesale Corp.	1.8	Consumer Staples Distribution & Retail
Netflix, Inc.	1.5	Entertainment

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

13

FUND BASICS

FUND VS BENCHMARK SECTOR ALLOCATIONS[4]

As of April 30, 2024

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

14

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Schedule of Investments April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – 99.2%

Aerospace & Defense – 0.1%
5,804	Woodward, Inc.	$942,337

Automobiles – 1.7%
105,883	Tesla, Inc.*	19,406,236

Banks – 0.2%
1,169	First Citizens BancShares, Inc., Class A	1,971,822

Beverages – 1.2%
251,530	Monster Beverage Corp.*	13,444,279

Biotechnology – 1.3%
7,745	AbbVie, Inc.	1,259,647
18,268	Natera, Inc.*	1,696,732
44,286	Neurocrine Biosciences, Inc.*	6,091,096
22,570	Sarepta Therapeutics, Inc.*	2,858,716
8,496	Vertex Pharmaceuticals, Inc.*	3,337,314

		15,243,505

Broadline Retail – 7.0%
454,958	Amazon.com, Inc.*	79,617,650

Capital Markets – 2.6%
32,399	Ameriprise Financial, Inc.	13,341,584
55,863	CME Group, Inc.	11,711,120
16,842	Morningstar, Inc.	4,760,391

		29,813,095

Chemicals – 0.6%
57,985	RPM International, Inc.	6,199,177
1,166	Sherwin-Williams Co. (The)	349,345

		6,548,522

Commercial Services & Supplies – 1.2%
20,605	Cintas Corp.	13,565,096

Communications Equipment – 1.3%
43,663	Motorola Solutions, Inc.	14,808,307

Consumer Finance – 0.1%
6,563	American Express Co.	1,535,939

Consumer Staples Distribution & Retail – 2.4%
26,385	Costco Wholesale Corp.	19,073,717
52,748	Maplebear, Inc.*	1,800,289
45,338	Target Corp.	7,298,511

		28,172,517

Distributors – 0.4%
11,083	Pool Corp.	4,017,920

Diversified Consumer Services – 0.4%
95,430	H&R Block, Inc.	4,507,159

Electrical Equipment – 0.5%
35,033	AMETEK, Inc.	6,118,864

Electronic Equipment, Instruments & Components – 0.1%
9,709	Jabil, Inc.	1,139,448

Entertainment – 1.9%
38,640	Netflix, Inc.*	21,276,730

Financial Services – 2.8%
17,690	Equitable Holdings, Inc.	652,938
12,902	Mastercard, Inc., Class A	5,821,383

Shares	Description	Value

Common Stocks – (continued)

Financial Services – (continued)
93,482	Visa, Inc., Class A	$25,110,200

		31,584,521

Health Care Equipment & Supplies – 0.2%
11,759	Penumbra, Inc.*	2,310,291

Health Care Providers & Services – 1.1%
1,960	HCA Healthcare, Inc.	607,247
21,307	Tenet Healthcare Corp.*	2,392,563
18,869	UnitedHealth Group, Inc.	9,126,936
3,584	Universal Health Services, Inc., Class B	610,821

		12,737,567

Hotel & Resort REITs – 1.4%
588,032	Host Hotels & Resorts, Inc.
	REIT	11,096,164
302,668	Park Hotels & Resorts, Inc. REIT	4,882,035

		15,978,199

Hotels, Restaurants & Leisure – 2.5%
30,167	Carnival Corp.*	447,075
4,858	Chipotle Mexican Grill, Inc.*	15,349,337
14,905	DoorDash, Inc., Class A*	1,926,620
27,737	Wingstop, Inc.	10,672,920

		28,395,952

Household Products – 0.7%
61,897	Kimberly-Clark Corp.	8,450,797

Insurance – 1.8%
14,089	Kinsale Capital Group, Inc.	5,117,829
76,426	Progressive Corp. (The)	15,915,715

		21,033,544

Interactive Media & Services – 11.1%
101,540	Alphabet, Inc., Class A*	16,528,681
369,228	Alphabet, Inc., Class C*	60,789,698
95,903	Meta Platforms, Inc., Class A	41,254,593
241,766	Pinterest, Inc., Class A*	8,087,073

		126,660,045

IT Services – 1.0%
28,490	Gartner, Inc.*	11,754,689

Life Sciences Tools & Services – 3.2%
41,183	IQVIA Holdings, Inc.*	9,544,984
30,758	Medpace Holdings, Inc.*	11,944,869
10,604	Mettler-Toledo International, Inc.*	13,039,739
6,467	Waters Corp.*	1,998,562

		36,528,154

Machinery – 1.3%
55,249	Illinois Tool Works, Inc.	13,486,833
2,493	Parker-Hannifin Corp.	1,358,461

		14,845,294

Media – 0.5%
66,038	Trade Desk, Inc. (The), Class A*	5,471,248

Oil, Gas & Consumable Fuels – 0.3%
79,042	Antero Midstream Corp.	1,093,941

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Oil, Gas & Consumable Fuels – (continued)
15,938	Cheniere Energy, Inc.	$2,515,335

		3,609,276

Pharmaceuticals – 1.7%
22,287	Eli Lilly & Co.	17,408,375
10,828	Zoetis, Inc.	1,724,251

		19,132,626

Professional Services – 0.2%
12,746	FTI Consulting, Inc.*	2,725,477

Semiconductors & Semiconductor Equipment – 11.9%
62,706	Applied Materials, Inc.	12,456,547
10,379	Broadcom, Inc.	13,495,502
23,998	KLA Corp.	16,541,581
8,466	Monolithic Power Systems, Inc.	5,666,548
101,775	NVIDIA Corp.	87,935,636

		136,095,814

Software – 20.2%
45,411	Adobe, Inc.*	21,017,573
43,867	Crowdstrike Holdings, Inc., Class A*	12,832,852
85,603	DocuSign, Inc.*	4,845,130
13,968	HubSpot, Inc.*	8,448,824
31,470	Intuit, Inc.	19,688,261
45,112	Manhattan Associates, Inc.*	9,295,779
321,388	Microsoft Corp.	125,125,990
102,625	Palantir Technologies, Inc., Class A*	2,254,671
58,096	Salesforce, Inc.	15,624,338
15,630	ServiceNow, Inc.*	10,836,748
16,829	Teradata Corp.*	624,356

Shares	Description	Value

Common Stocks – (continued)

Software – (continued)
3,859	Zscaler, Inc.*	$667,376

		231,261,898

Specialized REITs – 0.2%
16,545	Lamar Advertising Co., Class A REIT	1,916,738

Specialty Retail – 1.7%
31,355	Home Depot, Inc. (The)	10,479,468
6,253	Murphy USA, Inc.	2,587,616
38,563	Ross Stores, Inc.	4,995,837
2,308	Ulta Beauty, Inc.*	934,371

		18,997,292

Technology Hardware, Storage & Peripherals – 11.0%
738,434	Apple, Inc.	125,777,463

Textiles, Apparel & Luxury Goods – 1.4%
22,275	Crocs, Inc.*	2,770,342
15,635	Deckers Outdoor Corp.*	12,796,778

		15,567,120

TOTAL INVESTMENTS – 99.2% (Cost $686,374,106)		$1,132,963,431

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.8%		9,532,867

NET ASSETS – 100.0%		$1,142,496,298

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
S&P 500 E-Mini Index	6	06/21/24	$1,520,100	$(37,330)

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – 98.9%

Aerospace & Defense – 3.6%
2,196	Boeing Co. (The)*	$368,577
15,897	General Dynamics Corp.	4,563,870
10,280	Northrop Grumman Corp.	4,986,108
6,658	Textron, Inc.	563,200
17,419	Woodward, Inc.	2,828,149

		13,309,904

Air Freight & Logistics – 1.1%
26,352	United Parcel Service, Inc., Class B	3,886,393

Automobile Components – 1.4%
8,473	Aptiv PLC*	601,583
21,390	Gentex Corp.	733,677
29,184	Lear Corp.	3,673,390

		5,008,650

Automobiles – 1.1%
346,675	Ford Motor Co.	4,212,101

Banks – 6.2%
174,736	Bank of America Corp.	6,466,979
99,006	Citigroup, Inc.	6,072,038
10,925	Cullen/Frost Bankers, Inc.	1,139,915
2,061	First Citizens BancShares, Inc., Class A	3,476,412
30,357	JPMorgan Chase & Co.	5,820,651

		22,975,995

Beverages – 1.0%
14,285	Molson Coors Beverage Co., Class B	817,959
53,098	Monster Beverage Corp.*	2,838,088

		3,656,047

Biotechnology – 1.3%
59,570	Gilead Sciences, Inc.	3,883,964
8,594	Moderna, Inc.*	948,004

		4,831,968

Building Products – 1.4%
39,633	Carrier Global Corp.	2,437,033
6,072	Lennox International, Inc.	2,813,886

		5,250,919

Capital Markets – 4.4%
41,934	Bank of New York Mellon Corp. (The)	2,368,852
24,405	CME Group, Inc.	5,116,264
2,154	Coinbase Global, Inc., Class A*	439,265
46,971	Morgan Stanley	4,266,846
15,297	Northern Trust Corp.	1,260,320
132,195	Robinhood Markets, Inc., Class A*	2,179,896
26,135	XP, Inc., Class A (Brazil)	534,983

		16,166,426

Chemicals – 3.2%
22,850	Axalta Coating Systems Ltd.*	718,404
2,386	International Flavors & Fragrances, Inc.	201,975
14,050	Linde PLC	6,195,488

Shares	Description	Value

Common Stocks – (continued)

Chemicals – (continued)
1,313	NewMarket Corp.	$691,846
34,228	RPM International, Inc.	3,659,315
1,228	Sherwin-Williams Co. (The)	367,921

		11,834,949

Commercial Services & Supplies – 1.6%
5,859	Cintas Corp.	3,857,214
22,147	Veralto Corp.	2,074,731

		5,931,945

Communications Equipment – 0.2%
18,829	Cisco Systems, Inc.	884,586

Construction & Engineering – 0.2%
8,830	MasTec, Inc.*	783,133

Construction Materials – 2.2%
7,653	Martin Marietta Materials, Inc.	4,492,847
13,200	Vulcan Materials Co.	3,400,716

		7,893,563

Consumer Finance – 2.6%
8,732	Ally Financial, Inc.	334,872
14,696	American Express Co.	3,439,305
21,620	Discover Financial Services	2,739,903
66,138	Synchrony Financial	2,908,749

		9,422,829

Consumer Staples Distribution & Retail – 1.2%
3,797	Costco Wholesale Corp.	2,744,851
12,512	Kroger Co. (The)	692,915
3,009	Performance Food Group Co.*	204,251
13,700	Walmart, Inc.	813,095

		4,455,112

Diversified Telecommunication Services – 0.1%
22,207	Frontier Communications Parent, Inc.*	513,870

Electric Utilities – 2.9%
40,790	Entergy Corp.	4,351,069
32,621	NextEra Energy, Inc.	2,184,629
78,634	Xcel Energy, Inc.	4,225,005

		10,760,703

Electrical Equipment – 4.0%
27,048	AMETEK, Inc.	4,724,204
18,114	Eaton Corp. PLC	5,764,961
57,553	nVent Electric PLC	4,147,845

		14,637,010

Energy Equipment & Services – 0.7%
36,184	Schlumberger NV	1,718,016
36,559	TechnipFMC PLC (United Kingdom)	936,642

		2,654,658

Entertainment – 0.5%
3,186	Netflix, Inc.*	1,754,339

Financial Services – 7.0%
42,291	Berkshire Hathaway, Inc., Class B*	16,778,108

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Financial Services – (continued)
32,554	Fiserv, Inc.*	$4,970,019
919	Visa, Inc., Class A	246,853
55,501	Voya Financial, Inc.	3,782,948

		25,777,928

Food Products – 1.9%
68,637	Archer-Daniels-Midland Co.	4,026,246
42,310	General Mills, Inc.	2,981,163

		7,007,409

Gas Utilities – 1.1%
35,608	Atmos Energy Corp.	4,198,183

Ground Transportation – 0.2%
1,752	Saia, Inc.*	695,246

Health Care Equipment & Supplies – 0.2%
7,226	Boston Scientific Corp.*	519,333
1,447	Teleflex, Inc.	302,061

		821,394

Health Care Providers & Services – 6.5%
2,845	Acadia Healthcare Co., Inc.*	210,359
37,214	Centene Corp.*	2,718,855
10,737	Elevance Health, Inc.	5,675,364
16,713	Encompass Health Corp.	1,393,530
8,379	HCA Healthcare, Inc.	2,595,982
901	Humana, Inc.	272,183
32,123	Quest Diagnostics, Inc.	4,438,756
23,074	Tenet Healthcare Corp.*	2,590,979
24,317	Universal Health Services, Inc., Class B	4,144,346

		24,040,354

Health Care REITs – 0.5%
60,067	Omega Healthcare Investors, Inc. REIT	1,826,638

Hotel & Resort REITs – 2.1%
210,078	Host Hotels & Resorts, Inc.
	REIT	3,964,172
221,066	Park Hotels & Resorts, Inc. REIT	3,565,794

		7,529,966

Hotels, Restaurants & Leisure – 1.5%
120,281	Carnival Corp.*	1,782,564
5,046	Darden Restaurants, Inc.	774,107
10,526	MGM Resorts International*	415,145
20,509	Wyndham Hotels & Resorts, Inc.	1,507,617
12,855	Wynn Resorts Ltd.	1,178,161

		5,657,594

Household Durables – 1.4%
30,950	D.R. Horton, Inc.	4,410,066
12,337	Tempur Sealy International, Inc.	617,590

		5,027,656

Shares	Description	Value

Common Stocks – (continued)

Household Products – 0.4%
9,509	Procter & Gamble Co. (The)	$1,551,869

Industrial REITs – 0.9%
75,982	First Industrial Realty Trust, Inc. REIT	3,451,102

Insurance – 5.4%
8,462	American Financial Group, Inc.	1,081,020
18,107	Arch Capital Group Ltd.*	1,693,729
10,986	Axis Capital Holdings Ltd.	673,771
10,391	CNA Financial Corp.	456,581
3,552	Globe Life, Inc.	270,556
63,824	MetLife, Inc.	4,536,610
7,896	Principal Financial Group, Inc.	624,889
21,869	Progressive Corp. (The)	4,554,219
22,563	Travelers Cos., Inc. (The)	4,786,966
13,580	W R Berkley Corp.	1,045,253

		19,723,594

IT Services – 2.3%
24,793	International Business Machines Corp.	4,120,597
9,804	Okta, Inc.*	911,576
20,251	VeriSign, Inc.*	3,432,139

		8,464,312

Leisure Products – 0.3%
59,868	Mattel, Inc.*	1,096,782

Life Sciences Tools & Services – 1.3%
3,547	ICON PLC*	1,056,580
8,996	IQVIA Holdings, Inc.*	2,085,003
3,929	Medpace Holdings, Inc.*	1,525,827

		4,667,410

Machinery – 2.9%
17,916	Otis Worldwide Corp.	1,633,939
9,641	Parker-Hannifin Corp.	5,253,478
776	Snap-on, Inc.	207,937
22,941	Westinghouse Air Brake Technologies Corp.	3,695,336

		10,790,690

Media – 0.9%
224	Cable One, Inc.	88,223
25,555	Comcast Corp., Class A	973,901
64,893	Paramount Global, Class B	739,131
16,551	Trade Desk, Inc. (The), Class A*	1,371,250

		3,172,505

Metals & Mining – 0.1%
1,516	Steel Dynamics, Inc.	197,262

Multi-Utilities – 0.8%
18,097	Sempra	1,296,288
18,220	WEC Energy Group, Inc.	1,505,701

		2,801,989

Oil, Gas & Consumable Fuels – 5.4%
75,722	Antero Midstream Corp.	1,047,992
27,514	Antero Resources Corp.*	935,751
6,378	Chevron Corp.	1,028,580
47,763	ConocoPhillips	5,999,988

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)

Oil, Gas & Consumable Fuels – (continued)
88,349	Devon Energy Corp.	$4,521,702
37,215	Exxon Mobil Corp.	4,401,418
6,237	Marathon Petroleum Corp.	1,133,388
5,725	Valero Energy Corp.	915,256

		19,984,075

Pharmaceuticals – 3.2%
37,533	Bristol-Myers Squibb Co.	1,649,200
48,063	Johnson & Johnson	6,949,429
5,569	Merck & Co., Inc.	719,626
76,845	Pfizer, Inc.	1,968,769
11,231	Royalty Pharma PLC, Class A	311,099

		11,598,123

Professional Services – 1.0%
17,562	FTI Consulting, Inc.*	3,755,283

Residential REITs – 1.1%
39,991	Camden Property Trust REIT	3,986,303

Retail REITs – 0.1%
6,001	NNN REIT, Inc. REIT	243,221

Semiconductors & Semiconductor Equipment – 2.5%
86,094	Intel Corp.	2,623,284
30,951	Micron Technology, Inc.	3,496,225
17,850	Texas Instruments, Inc.	3,149,097

		9,268,606

Software – 4.4%
10,173	Crowdstrike Holdings, Inc., Class A*	2,976,009
6,030	Intuit, Inc.	3,772,489
27,289	Oracle Corp.	3,104,124
6,123	Palantir Technologies, Inc., Class A*	134,522
8,832	Roper Technologies, Inc.	4,517,215
5,093	Salesforce, Inc.	1,369,712

Shares	Description	Value

Common Stocks – (continued)

Software – (continued)
1,844	Zoom Video Communications, Inc., Class A*	$112,668

		15,986,739

Specialized REITs – 0.4%
7,855	SBA Communications Corp. REIT	1,461,973

Specialty Retail – 0.2%
5,315	Penske Automotive Group, Inc.	812,717

Technology Hardware, Storage & Peripherals – 1.0%
22,460	Apple, Inc.	3,825,612

Textiles, Apparel & Luxury Goods – 0.5%
992	Deckers Outdoor Corp.*	811,922
14,684	Skechers USA, Inc., Class A*	969,878

		1,781,800

Tobacco – 0.4%
15,079	Philip Morris International, Inc.	1,431,600

Trading Companies & Distributors – 0.1%
1,197	Ferguson PLC	251,250

TOTAL INVESTMENTS – 98.9% (Cost $327,469,826)		$363,712,285

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		4,211,988

NET ASSETS – 100.0%		$367,924,273

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
S&P 500 E-Mini Index	1	06/21/24	$253,350	$(6,222)

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – 97.3%

Aerospace & Defense – 0.3%
11,434	Kratos Defense & Security
	Solutions, Inc.*	$203,754
11,770	National Presto Industries, Inc.	965,022

		1,168,776

Automobile Components – 1.5%
4,133	Cooper-Standard Holdings, Inc.*	63,772
6,746	Dorman Products, Inc.*	589,938
5,975	Fox Factory Holding Corp.*	232,547
206,961	Goodyear Tire & Rubber Co. (The)*	2,475,254
25,753	Holley, Inc.*	103,527
29,820	Modine Manufacturing Co.*	2,762,226

		6,227,264

Banks – 7.7%
27,475	Amalgamated Financial Corp.	674,237
33,912	Ameris Bancorp	1,610,142
17,028	BancFirst Corp.	1,518,387
43,214	Bancorp, Inc. (The)*	1,293,827
16,467	BankUnited, Inc.	440,163
8,894	Banner Corp.	388,045
2,103	Business First Bancshares, Inc.	42,460
20,551	Byline Bancorp, Inc.	445,340
6,775	Capital City Bank Group, Inc.	179,673
3,202	Civista Bancshares, Inc.	45,725
6,122	Community Trust Bancorp, Inc.	257,185
91,226	CVB Financial Corp.	1,490,633
6,945	First Bancorp, Inc. (The)	153,346
73,356	First BanCorp. (Puerto Rico)	1,265,391
3,367	First Bancshares, Inc. (The)	80,606
44,488	First Commonwealth Financial Corp.	586,797
39,381	First Financial Bancorp	870,714
37,860	Hancock Whitney Corp.	1,718,465
69,320	Hanmi Financial Corp.	1,060,596
11,562	Heartland Financial USA, Inc.	486,876
2,935	Heritage Commerce Corp.	23,304
64,299	Heritage Financial Corp.	1,140,664
3,912	Home Bancorp, Inc.	136,920
10,786	Home BancShares, Inc.	255,412
2,460	HomeTrust Bancshares, Inc.	63,222
6,512	Hope Bancorp, Inc.	65,250
6,333	Independent Bank Corp.	157,122
29,876	International Bancshares Corp.	1,662,599
6,385	Metrocity Bankshares, Inc.	146,727
40,280	National Bank Holdings Corp., Class A	1,318,364
18,159	Northeast Community Bancorp, Inc.	286,549
40,834	OFG Bancorp (Puerto Rico)	1,474,516
31,861	Old Second Bancorp, Inc.	436,496
613	Park National Corp.	80,738
22,687	PCB Bancorp	330,323
1,812	Peoples Bancorp, Inc.	52,621
16,351	Preferred Bank	1,237,607
15,581	Provident Financial Services, Inc.	228,729
15,585	Renasant Corp.	452,900
43,165	Southside Bancshares, Inc.	1,150,779

Shares	Description	Value

Common Stocks – (continued)

Banks – (continued)
2,649	Stock Yards Bancorp, Inc.	$118,013
27,433	Texas Capital Bancshares, Inc.*	1,574,654
4,325	Timberland Bancorp, Inc.	105,530
39,394	TrustCo Bank Corp.	1,048,668
21,543	UMB Financial Corp.	1,716,115
11,190	Veritex Holdings, Inc.	217,981
3,336	WesBanco, Inc.	90,072

		30,180,483

Beverages – 0.8%
1,149	Coca-Cola Consolidated, Inc.	949,074
123,244	Primo Water Corp.	2,325,614

		3,274,688

Biotechnology – 5.8%
1,683	4D Molecular Therapeutics, Inc.*	40,274
55,666	89bio, Inc.*	473,718
6,724	ACADIA Pharmaceuticals, Inc.*	112,358
23,827	Adicet Bio, Inc.*	35,502
4,290	Akero Therapeutics, Inc.*	85,328
14,675	Allogene Therapeutics, Inc.*	40,503
64,086	Altimmune, Inc.*	419,763
7,039	Apogee Therapeutics, Inc.*	354,062
10,489	Arcturus Therapeutics Holdings, Inc.*	268,204
182,626	Aurinia Pharmaceuticals, Inc. (Canada)*	929,566
28,411	Beam Therapeutics, Inc.*	602,881
18,339	Biohaven Ltd.*	711,553
8,730	Bridgebio Pharma, Inc.*	223,663
10,399	Celldex Therapeutics, Inc.*	389,131
6,497	Cogent Biosciences, Inc.*	42,230
15,386	Cytokinetics, Inc.*	943,470
12,243	Day One Biopharmaceuticals, Inc.*	209,355
59,549	Deciphera Pharmaceuticals, Inc.*	1,504,803
18,544	Denali Therapeutics, Inc.*	286,319
62,052	Design Therapeutics, Inc.*	218,423
103,118	Editas Medicine, Inc.*	537,245
20,886	Erasca, Inc.*	41,981
31,678	Fate Therapeutics, Inc.*	125,128
45,602	Generation Bio Co.*	129,054
21,815	Ideaya Biosciences, Inc.*	886,780
4,054	Intellia Therapeutics, Inc.*	86,756
14,135	Iovance Biotherapeutics, Inc.*	166,510
37,160	iTeos Therapeutics, Inc.*	399,098
4,995	Keros Therapeutics, Inc.*	281,668
20,144	Kodiak Sciences, Inc.*	64,662
7,174	Krystal Biotech, Inc.*	1,098,483
15,347	Kura Oncology, Inc.*	301,108
92,890	MannKind Corp.*	381,778
17,877	Morphic Holding, Inc.*	487,506
15,203	Nurix Therapeutics, Inc.*	182,740
15,333	Nuvalent, Inc., Class A*	1,056,137
16,170	Olema Pharmaceuticals, Inc.*	164,449
90,020	PMV Pharmaceuticals, Inc.*	162,036
83,968	Poseida Therapeutics, Inc.*	203,203
5,269	Protagonist Therapeutics, Inc.*	132,305
101,519	Relay Therapeutics, Inc.*	661,904

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)

Biotechnology – (continued)
7,050	REVOLUTION Medicines, Inc.*	$262,824
10,912	Rhythm Pharmaceuticals, Inc.*	433,861
14,953	Sana Biotechnology, Inc.*	134,577
6,821	SpringWorks Therapeutics, Inc.*	318,472
140,212	Sutro Biopharma, Inc.*	476,020
22,614	Syndax Pharmaceuticals, Inc.*	477,834
45,144	TG Therapeutics, Inc.*	616,667
54,501	Verve Therapeutics, Inc.*	327,551
38,259	Viking Therapeutics, Inc.*	3,044,651
8,895	Viridian Therapeutics, Inc.*	117,948
11,309	Xencor, Inc.*	236,810
69,571	Y-mAbs Therapeutics, Inc.*	1,058,175

		22,947,027

Broadline Retail – 0.1%
11,547	Big Lots, Inc.*	40,646
1,063	Dillard’s, Inc., Class A	465,583

		506,229

Building Products – 0.4%
1,601	American Woodmark Corp.*	147,420
30,215	Masterbrand, Inc.*	503,684
1,302	Simpson Manufacturing Co., Inc.	226,405
5,334	UFP Industries, Inc.	601,142

		1,478,651

Capital Markets – 1.3%
15,063	Moelis & Co., Class A	739,292
15,319	Open Lending Corp.*	78,127
4,114	Patria Investments Ltd., Class A (Cayman Islands)	55,128
11,624	Piper Sandler Cos.	2,275,863
561	StepStone Group, Inc., Class A	20,235
20,179	StoneX Group, Inc.*	1,464,995
1,660	Virtus Investment Partners, Inc.	364,071

		4,997,711

Chemicals – 2.1%
35,626	HB Fuller Co.	2,661,619
16,171	Ingevity Corp.*	826,985
22,892	Innospec, Inc.	2,747,040
2,712	Koppers Holdings, Inc.	139,071
13,901	Minerals Technologies, Inc.	1,013,244
37,108	Orion SA (Germany)	877,975

		8,265,934

Commercial Services & Supplies – 1.9%
3,189	ABM Industries, Inc.	139,360
27,727	CECO Environmental Corp.*	599,458
2,077	Cimpress PLC (Ireland)*	177,106
34,032	Deluxe Corp.	672,132
60,529	Ennis, Inc.	1,204,527
75,526	Enviri Corp.*	587,592
63,903	Healthcare Services Group, Inc.*	678,650
1,992	Matthews International Corp., Class A	53,744
12,662	Montrose Environmental Group, Inc.*	549,784
14,894	UniFirst Corp.	2,384,976

Shares	Description	Value

Common Stocks – (continued)

Commercial Services & Supplies – (continued)
10,271	Viad Corp.*	$354,144

		7,401,473

Communications Equipment – 0.4%
67,446	NetScout Systems, Inc.*	1,299,010
19,955	Viavi Solutions, Inc.*	157,644

		1,456,654

Construction & Engineering – 3.0%
13,947	Comfort Systems USA, Inc.	4,315,341
5,139	Dycom Industries, Inc.*	719,563
17,736	Fluor Corp.*	715,293
10,720	IES Holdings, Inc.*	1,448,486
5,602	Limbach Holdings, Inc.*	253,939
40,451	Primoris Services Corp.	1,885,017
24,696	Sterling Infrastructure, Inc.*	2,509,113

		11,846,752

Construction Materials – 1.3%
34,455	Knife River Corp.*	2,694,036
64,895	Summit Materials, Inc., Class A*	2,524,416

		5,218,452

Consumer Finance – 0.4%
13,537	Encore Capital Group, Inc.*	556,235
8,132	Enova International, Inc.*	492,230
12,963	Regional Management Corp.	326,797
13,691	Upstart Holdings, Inc.*(a)	302,982

		1,678,244

Consumer Staples Distribution & Retail – 0.1%
5,108	Weis Markets, Inc.	322,468

Distributors – 0.0%
815	Weyco Group, Inc.	23,920

Diversified Consumer Services – 1.2%
163,234	Coursera, Inc.*	1,668,251
47,395	European Wax Center, Inc., Class A*	557,365
19,765	Frontdoor, Inc.*	606,588
17,977	Strategic Education, Inc.	2,064,479

		4,896,683

Diversified REITs – 0.4%
72,898	American Assets Trust, Inc. REIT	1,556,372

Diversified Telecommunication Services – 0.1%
12,968	Liberty Latin America Ltd., Class A (Puerto Rico)*	97,908
312,013	Lumen Technologies, Inc.*	371,296

		469,204

Electrical Equipment – 2.4%
2,978	Allient, Inc.	87,523
16,714	Atkore, Inc.	2,929,964
168,247	FTC Solar, Inc.*	77,394
46,182	NEXTracker, Inc., Class A*	1,976,128
25,380	NuScale Power Corp.*(a)	147,204
16,868	Powell Industries, Inc.	2,412,124
58,381	Thermon Group Holdings, Inc.*	1,864,105

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Electrical Equipment – (continued)
13,849	TPI Composites, Inc.*(a)	$44,040

		9,538,482

Electronic Equipment, Instruments & Components – 2.3%
15,936	Badger Meter, Inc.	2,915,013
4,541	Bel Fuse, Inc., Class B	266,648
5,538	Belden, Inc.	450,073
1,870	CTS Corp.	85,552
5,733	ePlus, Inc.*	440,753
15,244	Evolv Technologies Holdings, Inc.*	59,604
15,312	Fabrinet (Thailand)*	2,650,048
12,228	Itron, Inc.*	1,126,443
20,277	TTM Technologies, Inc.*	302,736
26,982	Vishay Precision Group, Inc.*	890,406

		9,187,276

Energy Equipment & Services – 1.8%
93,458	Archrock, Inc.	1,793,459
23,059	Cactus, Inc., Class A	1,144,649
42,415	ChampionX Corp.	1,423,872
29,846	Dril-Quip, Inc.*	542,600
5,237	Helix Energy Solutions Group, Inc.*	56,245
15,868	Nabors Industries Ltd.*	1,142,972
38,240	Newpark Resources, Inc.*	265,386
52,816	Oil States International, Inc.*	210,736
5,864	Patterson-UTI Energy, Inc.	63,448
9,087	SEACOR Marine Holdings, Inc.*	111,043
3,301	Tidewater, Inc.*	303,197

		7,057,607

Entertainment – 0.6%
61,078	Madison Square Garden
	Entertainment Corp.*	2,391,204

Financial Services – 4.8%
48,850	A-Mark Precious Metals, Inc.	1,957,419
153,946	AvidXchange Holdings, Inc.*	1,795,010
89,611	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	2,545,849
61,575	Flywire Corp.*	1,262,288
46,035	I3 Verticals, Inc., Class A*	1,045,455
7,529	Jackson Financial, Inc., Class A	514,381
392,876	Marqeta, Inc., Class A*	2,180,462
23,954	Merchants Bancorp	966,065
25,664	Mr Cooper Group, Inc.*	1,981,261
23,221	NMI Holdings, Inc., Class A*	716,600
83,715	Pagseguro Digital Ltd., Class A (Brazil)*	1,042,252
221,460	Payoneer Global, Inc.*	1,094,012
31,065	Remitly Global, Inc.*	553,889
10,460	Repay Holdings Corp.*	106,378
86,275	StoneCo Ltd., Class A (Brazil)*	1,345,890

		19,107,211

Food Products – 0.2%
3,537	Dole PLC	43,045

Shares	Description	Value

Common Stocks – (continued)

Food Products – (continued)
4,015	Lancaster Colony Corp.	$766,102

		809,147

Ground Transportation – 0.2%
5,668	ArcBest Corp.	628,638
19,053	Marten Transport Ltd.	322,377

		951,015

Health Care Equipment & Supplies – 1.4%
21,555	Artivion, Inc.*	422,909
35,529	AtriCure, Inc.*	856,960
2,685	Axonics, Inc.*	178,741
18,639	CONMED Corp.	1,267,079
9,145	CVRx, Inc.*	141,839
53,287	Embecta Corp.	539,797
7,397	Inmode Ltd.*	127,155
3,797	iRadimed Corp.	154,196
10,828	Lantheus Holdings, Inc.*	720,495
450	LeMaitre Vascular, Inc.	29,160
21,022	Pulmonx Corp.*	159,977
10,465	Surmodics, Inc.*	268,846
1,548	UFP Technologies, Inc.*	318,795
339	Utah Medical Products, Inc.	22,442

		5,208,391

Health Care Providers & Services – 4.0%
1,388	Addus HomeCare Corp.*	133,456
68,055	Alignment Healthcare, Inc.*	350,483
135,809	Brookdale Senior Living, Inc.*	922,143
12,714	Community Health Systems, Inc.*	41,956
36,978	Enhabit, Inc.*	373,108
4,035	Ensign Group, Inc. (The)	477,583
23,704	Guardant Health, Inc.*	426,672
25,503	HealthEquity, Inc.*	2,012,442
181,602	Hims & Hers Health, Inc.*	2,275,473
64,778	Joint Corp. (The)*	773,449
3,835	ModivCare, Inc.*	90,008
91,692	Nano-X Imaging Ltd. (Israel)*(a)	821,560
31,484	Option Care Health, Inc.*	941,057
8,816	Owens & Minor, Inc.*	218,108
64,674	Pennant Group, Inc. (The)*	1,352,333
22,934	Progyny, Inc.*	735,264
75,245	Select Medical Holdings Corp.	2,134,701
8,973	US Physical Therapy, Inc.	910,849
92,694	Viemed Healthcare, Inc.*	759,164

		15,749,809

Health Care REITs – 0.1%
15,253	LTC Properties, Inc. REIT	504,874

Health Care Technology – 0.1%
36,168	Health Catalyst, Inc.*	224,965

Hotel & Resort REITs – 3.6%
182,012	Chatham Lodging Trust REIT	1,669,050
276,341	DiamondRock Hospitality Co. REIT	2,459,435
225,878	RLJ Lodging Trust REIT	2,484,658
26,933	Ryman Hospitality Properties, Inc. REIT	2,840,893

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)

Hotel & Resort REITs – (continued)
285,114	Service Properties Trust REIT	$1,747,749
130,294	Summit Hotel Properties, Inc. REIT	783,067
109,012	Sunstone Hotel Investors, Inc. REIT	1,111,922
98,787	Xenia Hotels & Resorts, Inc. REIT	1,370,176

		14,466,950

Hotels, Restaurants & Leisure – 3.4%
14,244	Bloomin’ Brands, Inc.	367,353
8,461	Brinker International, Inc.*	453,510
15,359	Cheesecake Factory, Inc. (The)	530,193
38,836	Chuy’s Holdings, Inc.*	1,144,108
9,332	Cracker Barrel Old Country Store, Inc.(a)	543,029
127,121	Denny’s Corp.*	1,019,510
31,296	Dine Brands Global, Inc.	1,380,154
65,618	Everi Holdings, Inc.*	536,099
79,535	International Game Technology PLC	1,570,021
19,337	Jack in the Box, Inc.	1,103,562
88,845	Life Time Group Holdings, Inc.*	1,213,623
99,574	Portillo’s, Inc., Class A*	1,220,777
20,975	RCI Hospitality Holdings, Inc.	1,064,691
7,912	Shake Shack, Inc., Class A*	837,485
9,320	Sweetgreen, Inc., Class A*	209,420
21,417	Xponential Fitness, Inc., Class A*	273,067

		13,466,602

Household Durables – 3.0%
18,780	Dream Finders Homes, Inc., Class A*	666,690
19,319	Ethan Allen Interiors, Inc.	545,569
21,206	Green Brick Partners, Inc.*	1,147,881
12,399	Installed Building Products, Inc.	2,922,816
35,840	KB Home	2,320,998
15,952	LGI Homes, Inc.*	1,434,563
23,641	M/I Homes, Inc.*	2,747,557

		11,786,074

Household Products – 0.5%
23,289	Energizer Holdings, Inc.	668,860
6,197	WD-40 Co.	1,401,328

		2,070,188

Industrial REITs – 0.5%
242,814	LXP Industrial Trust REIT	2,027,497

Insurance – 3.0%
15,126	Ambac Financial Group, Inc.*	218,571
4,619	American Coastal Insurance Corp.*	48,361
24,146	BRP Group, Inc., Class A*	643,249
53,997	CNO Financial Group, Inc.	1,421,741
139,833	Genworth Financial, Inc., Class A*	829,210
30,939	Goosehead Insurance, Inc., Class A*	1,760,738

Shares	Description	Value

Common Stocks – (continued)

Insurance – (continued)
124,702	James River Group Holdings Ltd.	$1,108,601
28,412	Mercury General Corp.	1,484,811
21,540	Palomar Holdings, Inc.*	1,694,552
5,673	Selective Insurance Group, Inc.	576,660
21,456	Skyward Specialty Insurance Group, Inc.*	749,244
65,191	Universal Insurance Holdings, Inc.	1,272,528

		11,808,266

Interactive Media & Services – 0.6%
33,753	Cars.com, Inc.*	564,013
40,191	DHI Group, Inc.*	94,047
185,537	fuboTV, Inc.*(a)	263,462
16,229	QuinStreet, Inc.*	293,583
223,504	Vimeo, Inc.*	802,379
17,863	ZipRecruiter, Inc., Class A*	183,632

		2,201,116

IT Services – 0.5%
57,347	BigCommerce Holdings, Inc., Series 1*	324,584
32,241	DigitalOcean Holdings, Inc.*	1,059,439
33,850	Fastly, Inc., Class A*	428,203
43,726	Rackspace Technology, Inc.*	75,209
66,232	Thoughtworks Holding, Inc.*	153,658

		2,041,093

Leisure Products – 1.0%
25,876	Acushnet Holdings Corp.	1,577,918
47,056	Funko, Inc., Class A*	286,571
41,076	Malibu Boats, Inc., Class A*	1,397,406
25,758	MasterCraft Boat Holdings, Inc.*	521,084

		3,782,979

Life Sciences Tools & Services – 0.2%
61,975	Adaptive Biotechnologies Corp.*	162,374
7,427	BioLife Solutions, Inc.*	130,270
58,638	Cytek Biosciences, Inc.*	352,414
2,538	Quanterix Corp.*	40,913

		685,971

Machinery – 3.1%
6,937	Chart Industries, Inc.*	999,344
18,552	Douglas Dynamics, Inc.	420,017
35,679	Federal Signal Corp.	2,900,703
12,719	Franklin Electric Co., Inc.	1,224,458
9,961	Gorman-Rupp Co. (The)	330,406
50,388	Hillman Solutions Corp.*	481,709
3,432	John Bean Technologies Corp.	305,757
419	Kadant, Inc.	114,718
15,673	Mueller Industries, Inc.	874,867
154,554	Mueller Water Products, Inc., Class A	2,448,135
922	Omega Flex, Inc.	61,092
5,613	Proto Labs, Inc.*	171,084
7,169	SPX Technologies, Inc.*	873,256
621	Standex International Corp.	107,359
3,500	Terex Corp.	196,175

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Machinery – (continued)
33,127	Wabash National Corp.	$765,565

		12,274,645

Marine Transportation – 0.4%
86,137	Costamare, Inc. (Monaco)	1,031,921
8,168	Pangaea Logistics Solutions Ltd.	58,810
119,422	Safe Bulkers, Inc. (Monaco)	595,916

		1,686,647

Media – 1.0%
23,498	AMC Networks, Inc., Class A*	249,549
101,579	EW Scripps Co. (The), Class A*	381,937
134,086	Gray Television, Inc.	770,995
88,906	Magnite, Inc.*	785,040
23,101	TechTarget, Inc.*	635,277
35,445	Thryv Holdings, Inc.*	815,589

		3,638,387

Metals & Mining – 2.2%
67,667	ATI, Inc.*	4,039,720
38,845	Carpenter Technology Corp.	3,329,017
130,235	Hecla Mining Co.	616,012
5,911	Materion Corp.	679,410
13,046	Novagold Resources, Inc. (Canada)*	37,833

		8,701,992

Mortgage Real Estate Investment Trusts (REITs) – 1.0%
179,276	Arbor Realty Trust, Inc. REIT	2,300,111
59,567	BrightSpire Capital, Inc. REIT	374,677
74,786	PennyMac Mortgage Investment Trust REIT	1,035,786
21,234	TPG RE Finance Trust, Inc. REIT	155,645

		3,866,219

Multi-Utilities – 1.2%
58,461	Avista Corp.	2,103,427
50,372	Black Hills Corp.	2,765,423

		4,868,850

Oil, Gas & Consumable Fuels – 4.5%
29,539	Civitas Resources, Inc.	2,125,626
216,931	DHT Holdings, Inc.	2,477,352
61,956	Dorian LPG Ltd.	2,560,022
19,952	Golar LNG Ltd. (Cameroon)	489,223
80,618	Kosmos Energy Ltd. (Ghana)*	457,104
9,100	Matador Resources Co.	566,930
554,404	Nordic American Tankers Ltd.	2,162,176
14,600	PBF Energy, Inc., Class A	777,742
20,918	Peabody Energy Corp.	458,941
36,886	Permian Resources Corp.	617,841
43,262	Scorpio Tankers, Inc. (Monaco)	3,043,914
2,511	Sitio Royalties Corp., Class A	58,356
151,935	Teekay Corp. (Bermuda)*	1,112,164
13,592	Teekay Tankers Ltd., Class A (Canada)	792,006
24,996	VAALCO Energy, Inc.	159,974

		17,859,371

Shares	Description	Value

Common Stocks – (continued)

Passenger Airlines – 0.2%
8,683	SkyWest, Inc.*	$634,119

Personal Care Products – 0.5%
8,472	elf Beauty, Inc.*	1,376,954
57,384	Herbalife Ltd.*	496,372

		1,873,326

Pharmaceuticals – 0.8%
51,621	Amneal Pharmaceuticals, Inc.*	312,307
27,914	Amylyx Pharmaceuticals, Inc.*	50,524
16,917	Intra-Cellular Therapies, Inc.*	1,214,810
12,574	Longboard Pharmaceuticals, Inc.*	267,826
50,955	Phibro Animal Health Corp., Class A	850,949
6,261	Prestige Consumer Healthcare, Inc.*	449,289

		3,145,705

Professional Services – 1.8%
35,901	Asure Software, Inc.*	265,308
215,640	Conduent, Inc.*	679,266
67,063	ExlService Holdings, Inc.*	1,944,827
13,170	Franklin Covey Co.*	512,840
37,198	Parsons Corp.*	2,920,415
56,215	Upwork, Inc.*	657,716

		6,980,372

Real Estate Management & Development – 0.7%
114,585	Compass, Inc., Class A*	360,943
19,764	DigitalBridge Group, Inc.	324,920
29,632	Douglas Elliman, Inc.*	40,299
56,499	Forestar Group, Inc.*	1,750,904
2,135	St Joe Co. (The)	122,122

		2,599,188

Residential REITs – 0.8%
4,320	Centerspace REIT	290,520
61,867	NexPoint Residential Trust, Inc. REIT	2,118,326
40,867	UMH Properties, Inc. REIT	650,603

		3,059,449

Retail REITs – 0.5%
5,400	Alexander’s, Inc. REIT	1,142,424
6,524	Kite Realty Group Trust REIT	142,223
17,484	Macerich Co. (The) REIT	240,580
10,005	Tanger, Inc. REIT	283,642

		1,808,869

Semiconductors & Semiconductor Equipment – 2.1%
14,601	ACM Research, Inc., Class A*	372,617
41,501	Amkor Technology, Inc.	1,342,557
19,856	Axcelis Technologies, Inc.*	2,055,493
8,992	FormFactor, Inc.*	400,953
3,114	Ichor Holdings Ltd.*	120,761
1,828	Impinj, Inc.*	291,347
6,778	Onto Innovation, Inc.*	1,257,251
39,462	PDF Solutions, Inc.*	1,187,017
27,451	Photronics, Inc.*	752,432

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)

Semiconductors & Semiconductor Equipment – (continued)
4,446	SiTime Corp.*	$396,228

		8,176,656

Software – 6.9%
76,743	ACI Worldwide, Inc.*	2,616,936
11,588	Agilysys, Inc.*	962,383
17,512	Alarm.com Holdings, Inc.*	1,164,548
17,967	Altair Engineering, Inc., Class A*	1,445,445
5,273	Appfolio, Inc., Class A*	1,195,811
24,745	C3.ai, Inc., Class A*(a)	557,505
87,020	Cleanspark, Inc.*	1,425,388
115,145	Clear Secure, Inc., Class A	2,011,583
21,560	Consensus Cloud Solutions, Inc.*	250,958
648	Daily Journal Corp.*	217,210
46,887	Freshworks, Inc., Class A*	836,933
26,190	LiveRamp Holdings, Inc.*	840,961
45,269	Marathon Digital Holdings, Inc.*	727,020
2,506	MicroStrategy, Inc., Class A*(a)	2,668,965
9,133	Olo, Inc., Class A*	43,838
41,382	Q2 Holdings, Inc.*	2,126,621
5,594	Red Violet, Inc.*	93,867
50,505	Riot Platforms, Inc.*	510,606
8,591	Sapiens International Corp. NV (Israel)	264,603
8,352	SEMrush Holdings, Inc., Class A*	102,228
74,482	SolarWinds Corp.	820,792
17,549	SPS Commerce, Inc.*	3,051,245
35,579	Tenable Holdings, Inc.*	1,599,988
216,890	Terawulf, Inc.*	470,651
33,837	Varonis Systems, Inc.*	1,480,369
9,976	Viant Technology, Inc., Class A*	87,689

		27,574,143

Specialized REITs – 0.3%
61,470	Outfront Media, Inc. REIT	974,914

Specialty Retail – 2.2%
10,519	Abercrombie & Fitch Co., Class A*	1,278,269
19,282	American Eagle Outfitters, Inc.	467,781
2,196	America’s Car-Mart, Inc.*	125,699
12,716	Arko Corp.	54,679
15,135	Beyond, Inc.*	304,667
8,767	Buckle, Inc. (The)	327,798
5,310	Caleres, Inc.	195,567
95,618	CarParts.com, Inc.*	117,610
18,912	Carvana Co.*	1,568,183
9,031	Cato Corp. (The), Class A	43,529
3,097	Haverty Furniture Cos., Inc.	95,388
2,903	Revolve Group, Inc.*	57,799
7,686	Shoe Carnival, Inc.	257,020
49,000	Sleep Number Corp.*	652,190
7,624	Upbound Group, Inc.	236,420
99,806	Warby Parker, Inc., Class A*	1,171,723
4,050	Winmark Corp.	1,455,246
27,598	Zumiez, Inc.*	474,686

		8,884,254

Shares	Description	Value

Common Stocks – (continued)

Technology Hardware, Storage & Peripherals – 1.9%
8,920	Super Micro Computer, Inc.*	$7,660,496

Textiles, Apparel & Luxury Goods – 0.6%
18,856	Figs, Inc., Class A*	96,354
21,951	Oxford Industries, Inc.	2,365,879

		2,462,233

Tobacco – 0.1%
25,422	Vector Group Ltd.	263,118

Trading Companies & Distributors – 1.4%
112,255	DNOW, Inc.*	1,583,918
1,987	DXP Enterprises, Inc.*	96,886
38,371	FTAI Aviation Ltd.	2,694,028
86,933	MRC Global, Inc.*	976,258

		5,351,090

Water Utilities – 0.0%
3,609	Consolidated Water Co. Ltd.	91,849

Wireless Telecommunication Services – 0.1%
20,291	Gogo, Inc.*	183,837
21,539	Telephone and Data Systems, Inc.	337,085

		520,922

TOTAL COMMON STOCKS (Cost $346,733,493)		383,940,516

Shares	Dividend Rate	Value

Investment Company – 1.0%(b)

Goldman Sachs Financial Square Government Fund - Institutional Shares
3,787,000	5.223%	3,787,000

(Cost $3,787,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $350,520,493)		387,727,516

Securities Lending Reinvestment Vehicle – 1.1%(b)

Goldman Sachs Financial Square Government Fund – Institutional Shares
4,161,020	5.223%	4,161,020

(Cost $4,161,020)

TOTAL INVESTMENTS – 99.4%

(Cost $354,681,513)		$391,888,536

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%		2,438,209

NET ASSETS – 100.0%		$394,326,745

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
E-Mini Russell 2000 Index	60	06/21/24	$5,956,800	$(281,172)

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – 97.7%

Aerospace & Defense – 0.2%
1,074	AeroVironment, Inc.*	$171,614

Automobile Components – 1.7%
6,106	Dorman Products, Inc.*	533,970
4,511	Fox Factory Holding Corp.*	175,568
33,710	Goodyear Tire & Rubber Co. (The)*	403,172
9,659	Modine Manufacturing Co.*	894,713

		2,007,423

Banks – 1.6%
1,187	BancFirst Corp.	105,845
14,570	Bancorp, Inc. (The)*	436,226
1,020	First Financial Bankshares, Inc.	30,151
6,131	International Bancshares Corp.	341,190
9,228	OFG Bancorp (Puerto Rico)	333,223
4,011	Stock Yards Bancorp, Inc.	178,690
5,975	Texas Capital Bancshares, Inc.*	342,965

		1,768,290

Beverages – 0.7%
956	Coca-Cola Consolidated, Inc.	789,656
1,048	National Beverage Corp.*	46,636
375	Primo Water Corp.	7,076

		843,368

Biotechnology – 8.4%
31,140	89bio, Inc.*	265,001
14,567	ACADIA Pharmaceuticals, Inc.*	243,415
27,949	Adicet Bio, Inc.*	41,644
10,203	Akero Therapeutics, Inc.*	202,938
1,216	Alector, Inc.*	6,177
2,078	Altimmune, Inc.*	13,611
1,182	Apogee Therapeutics, Inc.*	59,455
2,759	Arcellx, Inc.*	138,005
601	Arrowhead Pharmaceuticals, Inc.*	13,595
67,400	Aurinia Pharmaceuticals, Inc. (Canada)*	343,066
13,095	Beam Therapeutics, Inc.*	277,876
2,093	BioCryst Pharmaceuticals, Inc.*	8,644
2,700	Biomea Fusion, Inc.*(a)	28,998
4,040	Blueprint Medicines Corp.*	369,014
2,403	Bridgebio Pharma, Inc.*	61,565
1,342	Cabaletta Bio, Inc.*	14,286
1,389	Catalyst Pharmaceuticals, Inc.*	20,904
9,276	Cytokinetics, Inc.*	568,804
10,043	Day One Biopharmaceuticals, Inc.*	171,735
11,672	Deciphera Pharmaceuticals, Inc.*	294,951
16,479	Denali Therapeutics, Inc.*	254,436
7,770	Design Therapeutics, Inc.*	27,350
6,293	Editas Medicine, Inc.*	32,786
7,334	Ideaya Biosciences, Inc.*	298,127
2,171	ImmunityBio, Inc.*	17,346
5,659	Immunovant, Inc.*	155,283
2,895	Insmed, Inc.*	71,564
5,081	Keros Therapeutics, Inc.*	286,518
2,799	Krystal Biotech, Inc.*	428,583
5,582	Kymera Therapeutics, Inc.*	187,667

Shares	Description	Value

Common Stocks – (continued)

Biotechnology – (continued)
1,110	Madrigal Pharmaceuticals, Inc.*	$226,462
63,471	MannKind Corp.*	260,866
8,396	Morphic Holding, Inc.*	228,959
3,475	Mural Oncology PLC*	12,857
6,695	Nuvalent, Inc., Class A*	461,152
11,610	Precigen, Inc.*	15,325
1,906	Protagonist Therapeutics, Inc.*	47,860
2,721	Prothena Corp. PLC (Ireland)*	55,345
12,327	Relay Therapeutics, Inc.*	80,372
5,228	REVOLUTION Medicines, Inc.*	194,900
7,922	Rhythm Pharmaceuticals, Inc.*	314,979
35,414	Rigel Pharmaceuticals, Inc.*	37,185
7,188	SpringWorks Therapeutics, Inc.*	335,608
12,844	Sutro Biopharma, Inc.*	43,605
11,717	Syndax Pharmaceuticals, Inc.*	247,580
25,348	TG Therapeutics, Inc.*	346,254
420	Vaxcyte, Inc.*	25,431
3,964	Verve Therapeutics, Inc.*	23,824
15,602	Viking Therapeutics, Inc.*	1,241,607
4,122	Viridian Therapeutics, Inc.*	54,658
4,133	Xencor, Inc.*	86,545
13,945	Y-mAbs Therapeutics, Inc.*	212,103
4,513	Zentalis Pharmaceuticals, Inc.*	49,914

		9,506,735

Broadline Retail – 0.2%
458	Dillard’s, Inc., Class A	200,599

Building Products – 1.0%
3,677	AAON, Inc.	345,969
1,739	CSW Industrials, Inc.	413,221
2,453	Simpson Manufacturing Co., Inc.	426,552

		1,185,742

Capital Markets – 1.0%
316	B Riley Financial, Inc.	10,870
2,188	Moelis & Co., Class A	107,387
1,947	Open Lending Corp.*	9,930
4,273	Piper Sandler Cos.	836,611
1,794	Silvercrest Asset Management Group, Inc., Class A	26,282
3,382	StepStone Group, Inc., Class A	121,989

		1,113,069

Chemicals – 2.3%
12,429	HB Fuller Co.	928,571
8,122	Ingevity Corp.*	415,359
7,144	Innospec, Inc.	857,280
8,469	Orion SA (Germany)	200,376
1,015	Quaker Chemical Corp.	189,328

		2,590,914

Commercial Services & Supplies – 0.9%
3,103	CECO Environmental Corp.*	67,087
3,580	Enviri Corp.*	27,853
31,366	Healthcare Services Group, Inc.*	333,107
9,500	Montrose Environmental Group, Inc.*	412,490
2,774	Pitney Bowes, Inc.	11,817

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Commercial Services & Supplies – (continued)
4,040	Viad Corp.*	$139,299

		991,653

Communications Equipment – 0.2%
2,063	Calix, Inc.*	57,207
24,323	Viavi Solutions, Inc.*	192,152

		249,359

Construction & Engineering – 4.3%
5,730	Comfort Systems USA, Inc.	1,772,919
2,701	Construction Partners, Inc., Class A*	139,480
4,347	Dycom Industries, Inc.*	608,667
14,483	Fluor Corp.*	584,099
6,462	IES Holdings, Inc.*	873,146
9,215	Sterling Infrastructure, Inc.*	936,244

		4,914,555

Construction Materials – 0.5%
1,933	United States Lime & Minerals, Inc.	599,230

Consumer Finance – 0.1%
5,941	Upstart Holdings, Inc.*(a)	131,474

Consumer Staples Distribution & Retail – 0.1%
1,011	PriceSmart, Inc.	81,476

Diversified Consumer Services – 1.8%
54,213	Coursera, Inc.*	554,057
1,790	Duolingo, Inc.*	404,093
9,743	European Wax Center, Inc., Class A*	114,578
18,167	Frontdoor, Inc.*	557,545
9,124	Laureate Education, Inc.	132,298
3,630	Stride, Inc.*	242,302

		2,004,873

Electrical Equipment – 2.7%
9,835	Allient, Inc.	289,051
7,519	Atkore, Inc.	1,318,081
3,849	Enovix Corp.*(a)	24,095
51,867	FTC Solar, Inc.*	23,859
1,599	LSI Industries, Inc.	23,345
18,775	NEXTracker, Inc., Class A*	803,382
3,115	NuScale Power Corp.*(a)	18,067
2,815	Powell Industries, Inc.	402,545
2,703	Thermon Group Holdings, Inc.*	86,307
10,385	TPI Composites, Inc.*(a)	33,024

		3,021,756

Electronic Equipment, Instruments & Components – 2.2%
6,581	Badger Meter, Inc.	1,203,796
1,333	Belden, Inc.	108,333
6,841	Fabrinet (Thailand)*	1,183,972
309	OSI Systems, Inc.*	40,615

		2,536,716

Energy Equipment & Services – 2.0%
14,793	Cactus, Inc., Class A	734,325
22,390	ChampionX Corp.	751,632
4,545	Nabors Industries Ltd.*	327,376

Shares	Description	Value

Common Stocks – (continued)

Energy Equipment & Services – (continued)
3,578	Tidewater, Inc.*	$328,639
848	Weatherford International PLC*	104,830

		2,246,802

Entertainment – 0.7%
19,426	Madison Square Garden Entertainment Corp.*	760,528

Financial Services – 3.6%
61,892	AvidXchange Holdings, Inc.*	721,661
16,753	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	475,953
32,824	Flywire Corp.*	672,892
21,371	I3 Verticals, Inc., Class A*	485,335
4,453	International Money Express, Inc.*	90,084
54,418	Marqeta, Inc., Class A*	302,020
18,473	Pagseguro Digital Ltd., Class A (Brazil)*	229,989
97,283	Payoneer Global, Inc.*	480,578
21,593	Remitly Global, Inc.*	385,003
20,306	StoneCo Ltd., Class A (Brazil)*	316,774

		4,160,289

Food Products – 0.7%
3,783	Lancaster Colony Corp.	721,834
9,618	SunOpta, Inc. (Canada)*	62,998

		784,832

Ground Transportation – 0.1%
6,539	Marten Transport Ltd.	110,640
3,268	PAM Transportation Services, Inc.*	55,981

		166,621

Health Care Equipment & Supplies – 3.0%
9,294	AtriCure, Inc.*	224,171
3,408	Axonics, Inc.*	226,871
43,239	Cerus Corp.*	72,209
6,933	CONMED Corp.	471,305
5,799	CVRx, Inc.*	89,942
2,219	Embecta Corp.	22,478
227	Glaukos Corp.*	21,792
4,990	Inari Medical, Inc.*	186,327
11,358	Inmode Ltd.*	195,244
4,024	iRadimed Corp.	163,415
8,631	Lantheus Holdings, Inc.*	574,307
2,916	LeMaitre Vascular, Inc.	188,957
5,220	Outset Medical, Inc.*	13,207
11,730	Pulmonx Corp.*	89,265
1,701	RxSight, Inc.*	88,673
6,295	Surmodics, Inc.*	161,718
3,527	Tactile Systems Technology, Inc.*	48,567
2,688	UFP Technologies, Inc.*	553,567
321	Utah Medical Products, Inc.	21,250

		3,413,265

Health Care Providers & Services – 6.1%
12,540	Alignment Healthcare, Inc.*	64,581

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)

Health Care Providers & Services – (continued)
912	CorVel Corp.*	$217,831
4,424	Enhabit, Inc.*	44,638
7,449	Ensign Group, Inc. (The)	881,664
16,262	Guardant Health, Inc.*	292,716
14,805	HealthEquity, Inc.*	1,168,263
58,084	Hims & Hers Health, Inc.*	727,792
17,584	Joint Corp. (The)*	209,953
7,850	Nano-X Imaging Ltd. (Israel)*(a)	70,336
19,738	Option Care Health, Inc.*	589,969
20,888	Pennant Group, Inc. (The)*	436,768
11,732	Progyny, Inc.*	376,128
30,815	Select Medical Holdings Corp.	874,222
1,941	Surgery Partners, Inc.*	48,428
5,461	US Physical Therapy, Inc.	554,346
38,281	Viemed Healthcare, Inc.*	313,521

		6,871,156

Health Care Technology – 0.1%
12,199	Health Catalyst, Inc.*	75,878

Hotel & Resort REITs – 2.2%
40,807	Chatham Lodging Trust REIT	374,200
20,673	DiamondRock Hospitality Co. REIT	183,990
53,113	RLJ Lodging Trust REIT	584,243
11,409	Ryman Hospitality Properties, Inc. REIT	1,203,421
21,946	Service Properties Trust REIT	134,529

		2,480,383

Hotels, Restaurants & Leisure – 4.6%
11,967	Bloomin’ Brands, Inc.	308,629
6,289	Brinker International, Inc.*	337,090
7,651	Cheesecake Factory, Inc. (The)	264,112
13,776	Chuy’s Holdings, Inc.*	405,841
3,439	Cracker Barrel Old Country Store, Inc.(a)	200,115
39,330	Denny’s Corp.*	315,427
6,271	Dine Brands Global, Inc.	276,551
11,094	Everi Holdings, Inc.*	90,638
32,781	International Game Technology PLC	647,097
8,182	Jack in the Box, Inc.	466,947
18,497	Life Time Group Holdings, Inc.*	252,669
14,875	ONE Group Hospitality, Inc. (The)*	79,730
44,619	Portillo’s, Inc., Class A*	547,029
6,460	RCI Hospitality Holdings, Inc.	327,910
4,026	Shake Shack, Inc., Class A*	426,152
4,748	Sweetgreen, Inc., Class A*	106,688
10,961	Xponential Fitness, Inc., Class A*	139,753

		5,192,378

Household Durables – 1.6%
358	Dream Finders Homes, Inc., Class A*	12,709
671	Ethan Allen Interiors, Inc.	18,949
4,716	Installed Building Products, Inc.	1,111,703
889	LGI Homes, Inc.*	79,948

Shares	Description	Value

Common Stocks – (continued)

Household Durables – (continued)
5,496	M/I Homes, Inc.*	$638,745

		1,862,054

Household Products – 0.9%
12,530	Energizer Holdings, Inc.	359,861
2,928	WD-40 Co.	662,109

		1,021,970

Insurance – 2.5%
21,090	BRP Group, Inc., Class A*	561,837
9,739	Goosehead Insurance, Inc., Class A*	554,246
1,171	HCI Group, Inc.	133,705
11,384	James River Group Holdings Ltd.	101,204
464	Mercury General Corp.	24,249
7,106	Palomar Holdings, Inc.*	559,029
5,504	Selective Insurance Group, Inc.	559,482
6,805	Skyward Specialty Insurance Group, Inc.*	237,630
7,423	Universal Insurance Holdings, Inc.	144,897

		2,876,279

Interactive Media & Services – 0.8%
11,349	Cars.com, Inc.*	189,642
42,130	fuboTV, Inc.*	59,825
5,980	Grindr, Inc. (Singapore)*(a)	58,544
12,422	QuinStreet, Inc.*	224,714
10,450	Vimeo, Inc.*	37,515
3,554	Yelp, Inc.*	143,013
22,105	ZipRecruiter, Inc., Class A*	227,239

		940,492

IT Services – 1.0%
38,694	BigCommerce Holdings, Inc., Series 1*	219,008
15,278	DigitalOcean Holdings, Inc.*	502,035
15,846	Fastly, Inc., Class A*	200,452
30,346	Rackspace Technology, Inc.*	52,195
33,273	Thoughtworks Holding, Inc.*	77,193

		1,050,883

Leisure Products – 1.3%
12,188	Acushnet Holdings Corp.	743,224
11,536	Malibu Boats, Inc., Class A*	392,455
10,250	MasterCraft Boat Holdings, Inc.*	207,358
3,944	Sturm Ruger & Co., Inc.	182,331

		1,525,368

Life Sciences Tools & Services – 0.2%
15,605	Adaptive Biotechnologies Corp.*	40,885
1,974	BioLife Solutions, Inc.*	34,624
30,430	Cytek Biosciences, Inc.*	182,884
4,697	Harvard Bioscience, Inc.*	17,943

		276,336

Machinery – 4.4%
4,786	Chart Industries, Inc.*	689,471
10,025	Douglas Dynamics, Inc.	226,966
13,231	Federal Signal Corp.	1,075,680
6,550	Franklin Electric Co., Inc.	630,568

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Machinery – (continued)
4,468	John Bean Technologies Corp.	$398,054
482	Kadant, Inc.	131,967
1,145	Mueller Industries, Inc.	63,914
53,209	Mueller Water Products, Inc., Class A	842,831
1,749	Omega Flex, Inc.	115,889
3,955	SPX Technologies, Inc.*	481,759
504	Standex International Corp.	87,132
9,959	Wabash National Corp.	230,152

		4,974,383

Media – 0.6%
9,923	EW Scripps Co. (The), Class A*	37,311
17,741	Gray Television, Inc.	102,011
14,479	iHeartMedia, Inc., Class A*	30,406
10,864	Magnite, Inc.*	95,929
17,412	TechTarget, Inc.*	478,830

		744,487

Metals & Mining – 2.2%
26,340	ATI, Inc.*	1,572,498
7,547	Carpenter Technology Corp.	646,778
229	Kaiser Aluminum Corp.	20,722
2,050	Materion Corp.	235,627

		2,475,625

Mortgage Real Estate Investment Trusts (REITs) – 0.0%
991	Arbor Realty Trust, Inc. REIT	12,714

Oil, Gas & Consumable Fuels – 1.4%
4,439	DHT Holdings, Inc.	50,693
14,717	Dorian LPG Ltd.	608,106
2,579	Energy Fuels, Inc.*(a)	13,359
15,364	Kosmos Energy Ltd. (Ghana)*	87,114
94,122	Nordic American Tankers Ltd.	367,076
405	Peabody Energy Corp.	8,886
6,905	Scorpio Tankers, Inc. (Monaco)	485,836

		1,621,070

Personal Care Products – 0.8%
5,308	elf Beauty, Inc.*	862,709
8,557	Herbalife Ltd.*	74,018

		936,727

Pharmaceuticals – 0.8%
11,948	Amylyx Pharmaceuticals, Inc.*	21,626
168	Axsome Therapeutics, Inc.*	12,392
1,057	Cassava Sciences, Inc.*(a)	23,412
9,811	Intra-Cellular Therapies, Inc.*	704,528
3,003	Longboard Pharmaceuticals, Inc.*	63,964
4,446	Phibro Animal Health Corp., Class A	74,248

		900,170

Professional Services – 2.8%
749	CBIZ, Inc.*	53,314
30,319	Conduent, Inc.*	95,505
817	CSG Systems International, Inc.	38,595
26,968	ExlService Holdings, Inc.*	782,072
3,044	Exponent, Inc.	279,774

Shares	Description	Value

Common Stocks – (continued)

Professional Services – (continued)
8,548	Franklin Covey Co.*	$332,859
1,095	Huron Consulting Group, Inc.*	102,098
2,079	Insperity, Inc.	213,991
9,406	Parsons Corp.*	738,465
2,016	TriNet Group, Inc.	202,346
28,270	Upwork, Inc.*	330,759

		3,169,778

Real Estate Management & Development – 0.2%
4,262	St Joe Co. (The)	243,786

Residential REITs – 0.4%
12,656	NexPoint Residential Trust, Inc. REIT	433,341

Retail REITs – 0.6%
2,972	Alexander’s, Inc. REIT	628,756
2,230	Tanger, Inc. REIT	63,221

		691,977

Semiconductors & Semiconductor Equipment – 3.3%
934	ACM Research, Inc., Class A*	23,836
2,004	Aehr Test Systems*	24,008
7,500	Axcelis Technologies, Inc.*	776,400
7,308	FormFactor, Inc.*	325,864
1,631	Impinj, Inc.*	259,949
3,505	inTEST Corp.*	39,501
177	NVE Corp.	14,408
5,256	Onto Innovation, Inc.*	974,935
20,247	PDF Solutions, Inc.*	609,030
8,952	Rambus, Inc.*	490,748
2,548	SiTime Corp.*	227,078

		3,765,757

Software – 11.1%
2,803	A10 Networks, Inc.	36,607
26,537	ACI Worldwide, Inc.*	904,912
6,714	Agilysys, Inc.*	557,598
8,025	Alarm.com Holdings, Inc.*	533,662
2,654	Alkami Technology, Inc.*	63,882
11,938	Altair Engineering, Inc., Class A*	960,412
2,964	Appfolio, Inc., Class A*	672,176
7,479	C3.ai, Inc., Class A*(a)	168,502
11,116	Cleanspark, Inc.*	182,080
39,395	Clear Secure, Inc., Class A	688,231
13,428	Consensus Cloud Solutions, Inc.*	156,302
137	Daily Journal Corp.*	45,922
4,680	Domo, Inc., Class B*	35,240
3,258	Enfusion, Inc., Class A*	30,332
33,412	Expensify, Inc., Class A*	53,459
34,455	Freshworks, Inc., Class A*	615,022
6,693	Instructure Holdings, Inc.*	128,037
23,788	Marathon Digital Holdings, Inc.*	382,035
1,359	MicroStrategy, Inc., Class A*(a)	1,447,376
1,330	OneSpan, Inc.*	14,391
15,063	Q2 Holdings, Inc.*	774,088
9,165	Red Violet, Inc.*	153,789
17,776	Riot Platforms, Inc.*	179,715

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)

Software – (continued)
13,212	Sapiens International Corp. NV (Israel)	$406,930
10,527	SEMrush Holdings, Inc., Class A*	128,850
6,821	SPS Commerce, Inc.*	1,185,967
15,731	Tenable Holdings, Inc.*	707,423
41,129	Terawulf, Inc.*	89,250
23,961	Varonis Systems, Inc.*	1,048,294
2,974	Verint Systems, Inc.*	90,053
13,234	Viant Technology, Inc., Class A*	116,327
5,452	Yext, Inc.*	29,931

		12,586,795

Specialized REITs – 0.1%
5,565	Outfront Media, Inc. REIT	88,261

Specialty Retail – 1.7%
2,446	Abercrombie & Fitch Co., Class A*	297,238
10,405	Arko Corp.	44,741
2,001	Beyond, Inc.*	40,280
929	Boot Barn Holdings, Inc.*	98,911
3,672	Buckle, Inc. (The)	137,296
29,342	CarParts.com, Inc.*	36,091
4,878	Carvana Co.*	404,484
5,784	Revolve Group, Inc.*	115,159
11,172	Sleep Number Corp.*	148,699
2,003	Upbound Group, Inc.	62,113
39,401	Warby Parker, Inc., Class A*	462,568

		1,847,580

Technology Hardware, Storage & Peripherals – 3.7%
4,887	Super Micro Computer, Inc.*	4,196,956

Textiles, Apparel & Luxury Goods – 0.6%
7,329	Figs, Inc., Class A*	37,451
6,574	Oxford Industries, Inc.	708,546

		745,997

Trading Companies & Distributors – 1.7%
2,424	Applied Industrial Technologies, Inc.	444,198
15,326	FTAI Aviation Ltd.	1,076,038

Shares	Description	Value

Common Stocks – (continued)

Trading Companies & Distributors – (continued)
2,208	H&E Equipment Services, Inc.	$106,624
1,223	Herc Holdings, Inc.	174,926
160	McGrath RentCorp	17,066
11,991	MRC Global, Inc.*	134,659

		1,953,511

TOTAL COMMON STOCKS
(Cost $97,364,550)		111,013,275

Shares	Dividend Rate	Value

Investment Company – 0.4%(b)

Goldman Sachs Financial Square Government Fund - Institutional Shares
503,922	5.223%	503,922
(Cost $503,922)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $97,868,472)		111,517,197

Securities Lending Reinvestment Vehicle – 1.8%(b)

Goldman Sachs Financial Square Government Fund – Institutional Shares
2,071,685	5.223%	2,071,685
(Cost $2,071,685)

TOTAL INVESTMENTS – 99.9%
(Cost $99,940,157)		$113,588,882

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%		106,922

NET ASSETS – 100.0%		$113,695,804

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
E-Mini Russell 2000 Index	13	06/21/24	$1,290,640	$(37,585)

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – 98.3%

Aerospace & Defense – 0.9%
18,329	AAR Corp.*	$1,267,267
167,243	Kratos Defense & Security Solutions, Inc.*	2,980,270
28,546	National Presto Industries, Inc.	2,340,487
41,906	Triumph Group, Inc.*	559,864

		7,147,888

Automobile Components – 1.5%
41,215	Adient PLC*	1,231,092
15,438	Cooper-Standard Holdings, Inc.*	238,208
547,361	Goodyear Tire & Rubber Co. (The)*	6,546,438
73,551	Holley, Inc.*	295,675
51,910	Modine Manufacturing Co.*	4,808,423

		13,119,836

Banks – 15.6%
43,006	1st Source Corp.	2,133,098
120,047	Amalgamated Financial Corp.	2,945,953
99,677	Ameris Bancorp	4,732,664
42,043	Axos Financial, Inc.*	2,127,796
40,875	BancFirst Corp.	3,644,824
73,803	Bancorp, Inc. (The)*	2,209,662
143,633	BankUnited, Inc.	3,839,310
2,063	Bankwell Financial Group, Inc.	47,305
64,027	Banner Corp.	2,793,498
65,001	BayCom Corp.	1,285,720
60,315	Business First Bancshares, Inc.	1,217,760
41,043	Byline Bancorp, Inc.	889,402
66,629	Cadence Bank	1,843,624
26,315	Capital Bancorp, Inc.	510,511
23,322	Capitol Federal Financial, Inc.	111,246
1,485	City Holding Co.	150,015
38,238	Community Trust Bancorp, Inc.	1,606,378
247,325	CVB Financial Corp.	4,041,291
61,396	Enterprise Financial Services Corp.	2,333,662
20,629	Financial Institutions, Inc.	355,231
198,752	First BanCorp. (Puerto Rico)	3,428,472
20,342	First Bancshares, Inc. (The)	486,988
196,358	First Commonwealth Financial Corp.	2,589,962
177,604	First Financial Bancorp	3,926,824
3,817	First Financial Corp.	138,977
28,968	Fulton Financial Corp.	479,420
32,042	Glacier Bancorp, Inc.	1,159,280
42,507	Great Southern Bancorp, Inc.	2,184,860
115,171	Hancock Whitney Corp.	5,227,612
168,375	Hanmi Financial Corp.	2,576,138
101,494	Heartland Financial USA, Inc.	4,273,912
119,485	Heritage Commerce Corp.	948,711
161,726	Heritage Financial Corp.	2,869,019
29,116	Hilltop Holdings, Inc.	851,934
85,243	Home BancShares, Inc.	2,018,554
34,702	HomeTrust Bancshares, Inc.	891,841
207,645	Hope Bancorp, Inc.	2,080,603
4,671	Independent Bank Corp.	234,671
106,183	Independent Bank Corp.	2,634,400
29,949	Independent Bank Group, Inc.	1,115,301

Shares	Description	Value

Common Stocks – (continued)

Banks – (continued)
82,801	International Bancshares Corp.	$4,607,876
100,128	National Bank Holdings Corp., Class A	3,277,189
24,598	Northeast Community Bancorp, Inc.	388,156
102,863	OFG Bancorp (Puerto Rico)	3,714,383
56,988	Old National Bancorp	942,582
81,591	Old Second Bancorp, Inc.	1,117,797
86,493	Origin Bancorp, Inc.	2,568,842
9,382	Park National Corp.	1,235,703
38,022	PCB Bancorp	553,600
37,666	Preferred Bank	2,850,940
141,258	Provident Financial Services, Inc.	2,073,667
91,938	Renasant Corp.	2,671,718
56,544	Sierra Bancorp	1,120,702
9,849	Southern First Bancshares, Inc.*	254,301
106,026	Southside Bancshares, Inc.	2,826,653
30,528	SouthState Corp.	2,310,970
75,312	Texas Capital Bancshares, Inc.*	4,322,909
8,608	Timberland Bancorp, Inc.	210,035
101,983	TrustCo Bank Corp.	2,714,787
60,740	UMB Financial Corp.	4,838,548
63,169	United Bankshares, Inc.	2,050,466
21,074	United Community Banks, Inc.	531,697
16,548	Unity Bancorp, Inc.	445,472
148,652	Veritex Holdings, Inc.	2,895,741
14,526	WaFd, Inc.	393,509
65,895	WesBanco, Inc.	1,779,165
17,556	WSFS Financial Corp.	750,168

		132,384,005

Beverages – 0.6%
282,739	Primo Water Corp.	5,335,285

Biotechnology – 4.0%
30,735	89bio, Inc.*	261,555
171,195	Adicet Bio, Inc.*	255,080
170,966	Allogene Therapeutics, Inc.*	471,866
148,888	Altimmune, Inc.*	975,216
43,368	Annexon, Inc.*	197,324
13,785	Apogee Therapeutics, Inc.*	693,385
32,805	Arcturus Therapeutics Holdings, Inc.*	838,824
280,536	Aurinia Pharmaceuticals, Inc. (Canada)*	1,427,928
11,421	Avidity Biosciences, Inc.*	275,589
4,535	Beam Therapeutics, Inc.*	96,233
72,621	Biohaven Ltd.*	2,817,695
31,618	Celldex Therapeutics, Inc.*	1,183,146
103,830	Deciphera Pharmaceuticals, Inc.*	2,623,784
69,894	Design Therapeutics, Inc.*	246,027
341,080	Editas Medicine, Inc.*	1,777,027
128,574	Erasca, Inc.*	258,434
122,289	Fate Therapeutics, Inc.*	483,041
167,719	Generation Bio Co.*	474,645
14,859	Ideaya Biosciences, Inc.*	604,018
39,383	Intellia Therapeutics, Inc.*	842,796
154,334	Iovance Biotherapeutics, Inc.*	1,818,054
143,640	iTeos Therapeutics, Inc.*	1,542,694

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)

Biotechnology – (continued)
23,994	Kiniksa Pharmaceuticals Ltd., Class A*	$449,168
147,010	Kodiak Sciences, Inc.*	471,902
71,214	Kura Oncology, Inc.*	1,397,219
7,727	Morphic Holding, Inc.*	210,715
95,117	Nurix Therapeutics, Inc.*	1,143,306
2,418	Nuvalent, Inc., Class A*	166,552
43,956	Olema Pharmaceuticals, Inc.*	447,032
249,012	PMV Pharmaceuticals, Inc.*	448,222
103,321	Poseida Therapeutics, Inc.*	250,037
306,181	Relay Therapeutics, Inc.*	1,996,300
99,329	Sana Biotechnology, Inc.*	893,961
13,116	Scholar Rock Holding Corp.*	192,412
357,179	Sutro Biopharma, Inc.*	1,212,623
32,961	Tango Therapeutics, Inc.*	253,800
4,825	Twist Bioscience Corp.*	150,685
105,214	Vanda Pharmaceuticals, Inc.*	500,819
177,208	Verve Therapeutics, Inc.*	1,065,020
19,573	Viking Therapeutics, Inc.*	1,557,619
6,255	Xencor, Inc.*	130,980
59,651	Y-mAbs Therapeutics, Inc.*	907,292

		34,010,025

Broadline Retail – 0.1%
197,679	Big Lots, Inc.*(a)	695,830
1,058	Dillard’s, Inc., Class A	463,394

		1,159,224

Building Products – 1.3%
25,523	American Woodmark Corp.*	2,350,158
170,450	Masterbrand, Inc.*	2,841,402
11,958	Quanex Building Products Corp.	397,245
54,165	Resideo Technologies, Inc.*	1,057,842
35,663	UFP Industries, Inc.	4,019,220

		10,665,867

Capital Markets – 1.0%
5,401	Piper Sandler Cos.	1,057,462
79,268	StoneX Group, Inc.*	5,754,857
8,339	Virtus Investment Partners, Inc.	1,828,909

		8,641,228

Chemicals – 1.8%
57,192	Aspen Aerogels, Inc.*	895,627
24,066	Core Molding Technologies, Inc.*	433,669
31,217	HB Fuller Co.	2,332,222
39,069	Innospec, Inc.	4,688,280
10,475	Koppers Holdings, Inc.	537,158
24,469	Mativ Holdings, Inc.	446,804
82,780	Minerals Technologies, Inc.	6,033,834

		15,367,594

Commercial Services & Supplies – 2.3%
41,658	ABM Industries, Inc.	1,820,454
21,951	ACCO Brands Corp.	105,804
65,522	CECO Environmental Corp.*	1,416,586
135,109	Deluxe Corp.	2,668,403
172,982	Ennis, Inc.	3,442,342
222,360	Enviri Corp.*	1,729,961

Shares	Description	Value

Common Stocks – (continued)

Commercial Services & Supplies – (continued)
23,968	Matthews International Corp., Class A	$646,656
10,492	Montrose Environmental Group, Inc.*	455,563
130,406	Steelcase, Inc., Class A	1,568,784
37,441	UniFirst Corp.	5,995,427

		19,849,980

Communications Equipment – 0.5%
18,697	NETGEAR, Inc.*	276,342
217,879	NetScout Systems, Inc.*	4,196,349

		4,472,691

Construction & Engineering – 1.7%
7,207	Comfort Systems USA, Inc.	2,229,918
93,498	Great Lakes Dredge & Dock Corp.*	617,087
29,998	Limbach Holdings, Inc.*	1,359,809
150,750	Primoris Services Corp.	7,024,950
30,695	Sterling Infrastructure, Inc.*	3,118,612

		14,350,376

Construction Materials – 1.9%
101,336	Knife River Corp.*	7,923,462
211,003	Summit Materials, Inc., Class A*	8,208,017

		16,131,479

Consumer Finance – 0.7%
42,254	Encore Capital Group, Inc.*	1,736,217
45,107	Enova International, Inc.*	2,730,327
1,034	Nelnet, Inc., Class A	97,382
24,124	PRA Group, Inc.*	573,910
5,258	PROG Holdings, Inc.	174,776
2,769	World Acceptance Corp.*	380,931

		5,693,543

Consumer Staples Distribution & Retail – 0.3%
47,638	Natural Grocers by Vitamin Cottage, Inc.	779,358
26,428	Weis Markets, Inc.	1,668,400

		2,447,758

Containers & Packaging – 0.1%
26,130	TriMas Corp.	679,119

Diversified Consumer Services – 1.5%
30,988	Adtalem Global Education, Inc.*	1,537,625
243,206	Coursera, Inc.*	2,485,565
1,398	Graham Holdings Co., Class B	980,515
64,875	Strategic Education, Inc.	7,450,245

		12,453,950

Diversified REITs – 0.6%
247,203	American Assets Trust, Inc. REIT	5,277,784

Diversified Telecommunication Services – 0.5%
9,478	Bandwidth, Inc., Class A*	172,500
96,552	Liberty Latin America Ltd., Class A (Puerto Rico)*	728,967
212,416	Liberty Latin America Ltd., Class C (Puerto Rico)*	1,601,617

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Diversified Telecommunication Services – (continued)
1,126,804	Lumen Technologies, Inc.*	$1,340,897

		3,843,981

Electrical Equipment – 1.5%
2,189	Atkore, Inc.	383,732
165,917	FTC Solar, Inc.*	76,322
26,648	NEXTracker, Inc., Class A*	1,140,268
39,636	Powell Industries, Inc.	5,667,948
159,249	Thermon Group Holdings, Inc.*	5,084,820

		12,353,090

Electronic Equipment, Instruments & Components – 1.4%
16,534	Bel Fuse, Inc., Class B	970,876
2,559	Belden, Inc.	207,970
23,917	ePlus, Inc.*	1,838,739
72,938	Evolv Technologies Holdings, Inc.*	285,188
3,038	Fabrinet (Thailand)*	525,787
37,702	Itron, Inc.*	3,473,108
6,272	nLight, Inc.*	71,438
146,644	TTM Technologies, Inc.*	2,189,395
73,973	Vishay Precision Group, Inc.*	2,441,109

		12,003,610

Energy Equipment & Services – 1.6%
177,688	Archrock, Inc.	3,409,833
124,809	Dril-Quip, Inc.*	2,269,028
123,058	Helix Energy Solutions Group, Inc.*	1,321,643
15,756	Nabors Industries Ltd.*	1,134,905
117,293	Newpark Resources, Inc.*	814,013
331,553	Oil States International, Inc.*	1,322,896
204,159	Patterson-UTI Energy, Inc.	2,209,000
31,298	ProPetro Holding Corp.*	272,919
39,670	SEACOR Marine Holdings, Inc.*	484,767

		13,239,004

Entertainment – 0.5%
98,230	Madison Square Garden Entertainment Corp.*	3,845,705

Financial Services – 6.1%
136,165	A-Mark Precious Metals, Inc.(a)	5,456,131
82,521	AvidXchange Holdings, Inc.*	962,195
205,591	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	5,840,840
11,449	Enact Holdings, Inc.	340,379
85,442	Essent Group Ltd.	4,525,863
48,007	Flywire Corp.*	984,143
7,254	I3 Verticals, Inc., Class A*	164,738
52,433	Jackson Financial, Inc., Class A	3,582,223
1,017,330	Marqeta, Inc., Class A*	5,646,182
121,076	Merchants Bancorp	4,882,995
106,859	Mr Cooper Group, Inc.*	8,249,515
30,774	NewtekOne, Inc.	332,051
93,018	NMI Holdings, Inc., Class A*	2,870,536
144,687	Pagseguro Digital Ltd., Class A (Brazil)*	1,801,353
162,799	Payoneer Global, Inc.*	804,227

Shares	Description	Value

Common Stocks – (continued)

Financial Services – (continued)
14,532	PennyMac Financial Services, Inc.	$1,244,521
147,352	Repay Holdings Corp.*	1,498,570
100,257	StoneCo Ltd., Class A (Brazil)*	1,564,009

		50,750,471

Food Products – 0.1%
74,150	B&G Foods, Inc.	823,065

Gas Utilities – 0.3%
12,384	Northwest Natural Holding Co.	472,450
2,754	ONE Gas, Inc.	177,688
26,325	Southwest Gas Holdings, Inc.	1,964,371

		2,614,509

Ground Transportation – 0.2%
11,496	ArcBest Corp.	1,275,021
3,118	Covenant Logistics Group, Inc.	140,903
60,366	Heartland Express, Inc.	600,038

		2,015,962

Health Care Equipment & Supplies – 0.2%
13,282	AtriCure, Inc.*	320,362
159,054	Embecta Corp.	1,611,217
2,023	OmniAb, Inc. 12.5 Earnout*(b)	—
2,023	OmniAb, Inc. 15.00 Earnout*(b)	—

		1,931,579

Health Care Providers & Services – 1.4%
499,457	Brookdale Senior Living, Inc.*	3,391,313
217,836	Community Health Systems, Inc.*	718,859
118,524	Enhabit, Inc.*	1,195,907
154,234	Hims & Hers Health, Inc.*	1,932,552
29,801	Joint Corp. (The)*	355,824
199,613	Nano-X Imaging Ltd. (Israel)*(a)	1,788,532
62,031	Owens & Minor, Inc.*	1,534,647
48,013	Pennant Group, Inc. (The)*	1,003,952
29,661	Viemed Healthcare, Inc.*	242,923

		12,164,509

Health Care REITs – 0.4%
24,975	CareTrust REIT, Inc. REIT	617,382
47,670	Diversified Healthcare Trust REIT	112,501
78,799	LTC Properties, Inc. REIT	2,608,247

		3,338,130

Health Care Technology – 0.0%
124,224	American Well Corp., Class A*	63,417
32,692	Health Catalyst, Inc.*	203,344

		266,761

Hotel & Resort REITs – 4.8%
486,873	Chatham Lodging Trust REIT	4,464,626
738,549	DiamondRock Hospitality Co. REIT	6,573,086
109,828	Pebblebrook Hotel Trust REIT	1,595,801
585,066	RLJ Lodging Trust REIT	6,435,726
4,898	Ryman Hospitality Properties, Inc. REIT	516,641

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)

Hotel & Resort REITs – (continued)
799,478	Service Properties Trust REIT	$4,900,800
722,677	Summit Hotel Properties, Inc. REIT	4,343,289
549,640	Sunstone Hotel Investors, Inc. REIT	5,606,328
371,218	Xenia Hotels & Resorts, Inc. REIT	5,148,794

		39,585,091

Hotels, Restaurants & Leisure – 1.1%
40,796	Chuy’s Holdings, Inc.*	1,201,850
114,816	Denny’s Corp.*	920,824
13,516	Dine Brands Global, Inc.	596,056
29,029	El Pollo Loco Holdings, Inc.*	247,327
30,226	Everi Holdings, Inc.*	246,946
36,890	International Game Technology PLC	728,209
249,849	Life Time Group Holdings, Inc.*	3,412,937
61,060	Lindblad Expeditions Holdings, Inc.*	448,180
54,727	Portillo’s, Inc., Class A*	670,953
11,685	RCI Hospitality Holdings, Inc.	593,131
133,571	Sabre Corp.*	383,349
4,261	Shake Shack, Inc., Class A*	451,027

		9,900,789

Household Durables – 4.1%
14,961	Beazer Homes USA, Inc.*	419,357
12,793	Dream Finders Homes, Inc., Class A*	454,151
97,472	Ethan Allen Interiors, Inc.	2,752,609
57,681	Green Brick Partners, Inc.*	3,122,273
4,346	Installed Building Products, Inc.	1,024,483
124,648	KB Home	8,072,204
49,588	LGI Homes, Inc.*	4,459,449
61,617	M/I Homes, Inc.*	7,161,128
29,502	Meritage Homes Corp.	4,889,661
45,208	Taylor Morrison Home Corp.*	2,532,100

		34,887,415

Industrial REITs – 0.7%
751,832	LXP Industrial Trust REIT	6,277,797

Insurance – 3.6%
108,475	Ambac Financial Group, Inc.*	1,567,464
16,459	American Coastal Insurance Corp.*	172,326
242,546	CNO Financial Group, Inc.	6,386,236
54,936	Employers Holdings, Inc.	2,339,724
710,422	Genworth Financial, Inc., Class A*	4,212,802
28,054	Goosehead Insurance, Inc., Class A*	1,596,553
1,728	Investors Title Co.	277,223
269,340	James River Group Holdings Ltd.	2,394,433
105,156	Mercury General Corp.	5,495,453
40,588	Oscar Health, Inc., Class A*	705,014
5,951	Palomar Holdings, Inc.*	468,165
58,587	Skyward Specialty Insurance Group, Inc.*	2,045,858

Shares	Description	Value

Common Stocks – (continued)

Insurance – (continued)
142,850	Universal Insurance Holdings, Inc.	$2,788,432

		30,449,683

Interactive Media & Services – 0.3%
482,286	fuboTV, Inc.*(a)	684,846
427,241	Vimeo, Inc.*	1,533,795

		2,218,641

IT Services – 0.2%
14,336	DigitalOcean Holdings, Inc.*	471,081
38,418	Fastly, Inc., Class A*	485,988
348,627	Rackspace Technology, Inc.*(a)	599,638

		1,556,707

Leisure Products – 0.6%
4,211	Acushnet Holdings Corp.	256,786
77,711	Latham Group, Inc.*	217,591
73,041	Malibu Boats, Inc., Class A*	2,484,855
134,343	Topgolf Callaway Brands Corp.*	2,152,175

		5,111,407

Life Sciences Tools & Services – 0.1%
22,604	Adaptive Biotechnologies Corp.*	59,223
21,140	Cytek Biosciences, Inc.*	127,051
21,103	Quanterix Corp.*	340,180

		526,454

Machinery – 1.1%
9,168	Astec Industries, Inc.	383,222
5,351	Columbus McKinnon Corp.	220,836
9,681	Federal Signal Corp.	787,065
25,473	Gorman-Rupp Co. (The)	844,940
240,300	Hillman Solutions Corp.*	2,297,268
24,590	Kennametal, Inc.	578,603
259,212	Microvast Holdings, Inc.*(a)	101,585
34,111	Mueller Industries, Inc.	1,904,076
95,892	Mueller Water Products, Inc., Class A	1,518,929
24,723	Proto Labs, Inc.*	753,557

		9,390,081

Marine Transportation – 1.0%
394,201	Costamare, Inc. (Monaco)	4,722,528
37,687	Golden Ocean Group Ltd. (Norway)	531,010
2,095	Matson, Inc.	225,799
31,682	Pangaea Logistics Solutions Ltd.	228,110
599,332	Safe Bulkers, Inc. (Monaco)	2,990,667

		8,698,114

Media – 1.3%
59,539	AMC Networks, Inc., Class A*	632,304
4,643	Cardlytics, Inc.*	56,877
243,355	EW Scripps Co. (The), Class A*	915,015
430,085	Gray Television, Inc.	2,472,989
252,471	iHeartMedia, Inc., Class A*	530,189
9,246	John Wiley & Sons, Inc., Class A	347,372
179,335	Magnite, Inc.*	1,583,528
8,372	Sinclair, Inc.	102,976
18,533	TechTarget, Inc.*	509,657

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Media – (continued)
136,201	Thryv Holdings, Inc.*	$3,133,985
52,910	WideOpenWest, Inc.*	188,889

		10,473,781

Metals & Mining – 1.9%
2,655	Alpha Metallurgical Resources, Inc.	868,504
18,181	ATI, Inc.*	1,085,406
103,352	Carpenter Technology Corp.	8,857,266
211,875	Coeur Mining, Inc.*	957,675
3,071	Commercial Metals Co.	165,036
242,449	Hecla Mining Co.	1,146,784
32,936	Olympic Steel, Inc.	2,093,741
3,891	Ryerson Holding Corp.	111,088
9,764	Warrior Met Coal, Inc.	667,369
4,543	Worthington Steel, Inc.	139,879

		16,092,748

Mortgage Real Estate Investment Trusts (REITs) – 2.0%
460,920	Arbor Realty Trust, Inc. REIT	5,913,604
356,296	BrightSpire Capital, Inc. REIT	2,241,102
116,642	Chimera Investment Corp. REIT	480,565
95,969	Invesco Mortgage Capital, Inc. REIT	820,535
172,844	Ladder Capital Corp. REIT	1,854,616
10,991	MFA Financial, Inc. REIT	116,395
3,452	Nexpoint Real Estate Finance, Inc. REIT	44,738
300,736	PennyMac Mortgage Investment Trust REIT	4,165,193
182,203	TPG RE Finance Trust, Inc. REIT	1,335,548

		16,972,296

Multi-Utilities – 1.7%
188,411	Avista Corp.	6,779,028
138,672	Black Hills Corp.	7,613,093

		14,392,121

Office REITs – 0.2%
149,089	City Office REIT, Inc. REIT	694,755
54,091	COPT Defense Properties REIT	1,296,561

		1,991,316

Oil, Gas & Consumable Fuels – 7.8%
84,790	Ardmore Shipping Corp. (Ireland)	1,420,232
18,970	Chord Energy Corp.	3,357,311
118,554	Civitas Resources, Inc.	8,531,146
16,820	CONSOL Energy, Inc.	1,392,023
16,803	Delek US Holdings, Inc.	459,226
586,025	DHT Holdings, Inc.	6,692,405
98,574	Dorian LPG Ltd.	4,073,078
64,836	Golar LNG Ltd. (Cameroon)	1,589,779
59,791	Matador Resources Co.	3,724,979
68,895	Murphy Oil Corp.	3,075,473
1,274,545	Nordic American Tankers Ltd.	4,970,725
68,348	PBF Energy, Inc., Class A	3,640,898
77,405	Peabody Energy Corp.	1,698,266
222,132	Permian Resources Corp.	3,720,711

Shares	Description	Value

Common Stocks – (continued)

Oil, Gas & Consumable Fuels – (continued)
2,536	REX American Resources Corp.*	$140,317
110,267	Scorpio Tankers, Inc. (Monaco)	7,758,386
48,137	SM Energy Co.	2,334,163
448,697	Teekay Corp. (Bermuda)*	3,284,462
74,143	Teekay Tankers Ltd., Class A (Canada)	4,320,313
55,618	VAALCO Energy, Inc.	355,955

		66,539,848

Passenger Airlines – 0.6%
36,497	Joby Aviation, Inc.*(a)	184,310
69,757	SkyWest, Inc.*	5,094,353
26,545	Spirit Airlines, Inc.(a)	93,704

		5,372,367

Personal Care Products – 0.0%
39,385	Herbalife Ltd.*	340,680

Pharmaceuticals – 0.8%
110,788	Amneal Pharmaceuticals, Inc.*	670,268
16,263	Edgewise Therapeutics, Inc.*	291,758
4,164	Ligand Pharmaceuticals, Inc.*	291,022
32,024	Longboard Pharmaceuticals, Inc.*	682,111
13,223	Phibro Animal Health Corp., Class A	220,824
69,387	Prestige Consumer Healthcare, Inc.*	4,979,211
3,446	Taro Pharmaceutical Industries Ltd.*	146,386

		7,281,580

Professional Services – 1.0%
67,697	Asure Software, Inc.*	500,281
692,413	Conduent, Inc.*	2,181,101
9,420	ExlService Holdings, Inc.*	273,180
69,177	Parsons Corp.*	5,431,086

		8,385,648

Real Estate Management & Development – 1.1%
157,079	Anywhere Real Estate, Inc.*	763,404
77,555	DigitalBridge Group, Inc.	1,275,004
262,656	Douglas Elliman, Inc.*	357,212
149,844	Forestar Group, Inc.*	4,643,666
71,255	Kennedy-Wilson Holdings, Inc.	612,080
164,074	Newmark Group, Inc., Class A	1,570,188
246,229	Opendoor Technologies, Inc.*	489,996

		9,711,550

Residential REITs – 1.0%
39,747	Centerspace REIT	2,672,986
27,578	Independence Realty Trust, Inc. REIT	434,905
135,664	NexPoint Residential Trust, Inc. REIT	4,645,135
88,601	UMH Properties, Inc. REIT	1,410,528

		9,163,554

Retail REITs – 0.7%
146,375	Kite Realty Group Trust REIT	3,190,975
122,142	Macerich Co. (The) REIT	1,680,674

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)

Retail REITs – (continued)
24,923	Tanger, Inc. REIT	$706,567

		5,578,216

Semiconductors & Semiconductor Equipment – 1.3%
46,088	ACM Research, Inc., Class A*	1,176,166
161,772	Amkor Technology, Inc.	5,233,324
912	Axcelis Technologies, Inc.*	94,410
18,096	Ichor Holdings Ltd.*	701,763
117,020	Photronics, Inc.*	3,207,518
4,406	Ultra Clean Holdings, Inc.*	184,303
2,441	Veeco Instruments, Inc.*	86,265

		10,683,749

Software – 2.4%
95,241	ACI Worldwide, Inc.*	3,247,718
2,244	Altair Engineering, Inc., Class A*	180,530
266,820	Cleanspark, Inc.*	4,370,512
125,330	Clear Secure, Inc., Class A	2,189,515
39,598	Consensus Cloud Solutions, Inc.*	460,921
1,317	Daily Journal Corp.*	441,458
97,588	LiveRamp Holdings, Inc.*	3,133,551
20,510	Marathon Digital Holdings, Inc.*	329,390
59,231	Riot Platforms, Inc.*	598,825
247,170	SolarWinds Corp.	2,723,813
10,802	SPS Commerce, Inc.*	1,878,144
630,870	Terawulf, Inc.*	1,368,988
11,234	Viant Technology, Inc., Class A*	98,747
8,645	Xperi, Inc.*	90,859

		21,112,971

Specialized REITs – 0.7%
72,185	Four Corners Property Trust, Inc. REIT	1,692,738
144,398	Outfront Media, Inc. REIT	2,290,152
234,164	Uniti Group, Inc. REIT	1,346,443

		5,329,333

Specialty Retail – 3.3%
36,060	Aaron’s Co., Inc. (The)	249,175
8,854	Abercrombie & Fitch Co., Class A*	1,075,938
124,114	American Eagle Outfitters, Inc.	3,011,006
21,579	America’s Car-Mart, Inc.*	1,235,182
46,959	Beyond, Inc.*	945,285
33,779	Caleres, Inc.	1,244,080
45,014	Carvana Co.*	3,732,561
11,745	Cato Corp. (The), Class A	56,611
6,187	Group 1 Automotive, Inc.	1,819,102
18,481	Guess?, Inc.(a)	494,921
19,661	Haverty Furniture Cos., Inc.	605,559
97,875	Leslie’s, Inc.*	384,649
29,283	National Vision Holdings, Inc.*	510,110
2,821	Revolve Group, Inc.*	56,166
78,594	Shoe Carnival, Inc.	2,628,183
108,692	Sleep Number Corp.*	1,446,690
7,673	Sonic Automotive, Inc., Class A	443,806
18,276	Tile Shop Holdings, Inc.*	122,815
1,816	Urban Outfitters, Inc.*	70,751
59,666	Warby Parker, Inc., Class A*	700,479

Shares	Description	Value

Common Stocks – (continued)

Specialty Retail – (continued)
14,679	Winmark Corp.	$5,274,458
127,290	Zumiez, Inc.*	2,189,388

		28,296,915

Technology Hardware, Storage & Peripherals – 0.1%
35,279	Eastman Kodak Co.*	158,755
41,389	IonQ, Inc.*(a)	353,876

		512,631

Textiles, Apparel & Luxury Goods – 0.3%
138,513	Allbirds, Inc., Class A*	83,565
25,695	Oxford Industries, Inc.	2,769,407

		2,852,972

Tobacco – 0.1%
82,107	Vector Group Ltd.	849,807

Trading Companies & Distributors – 1.3%
282,521	DNOW, Inc.*	3,986,371
28,414	DXP Enterprises, Inc.*	1,385,467
216,044	MRC Global, Inc.*	2,426,174
82,205	Rush Enterprises, Inc., Class A	3,610,444

		11,408,456

Water Utilities – 0.1%
23,857	Consolidated Water Co. Ltd.	607,161

Wireless Telecommunication Services – 0.4%
107,674	Gogo, Inc.*	975,526
12,826	Spok Holdings, Inc.	198,162
142,921	Telephone and Data Systems, Inc.	2,236,714

		3,410,402

TOTAL COMMON STOCKS
(Cost $780,523,589)		834,340,289

Shares	Dividend Rate	Value

Investment Company – 0.3%(c)

Goldman Sachs Financial Square Government Fund - Institutional Shares
2,147,819	5.223%	2,147,819
(Cost $2,147,819)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING
REINVESTMENT VEHICLE
(Cost $782,671,408)		836,488,108

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.5%(c)

Goldman Sachs Financial Square Government Fund – Institutional Shares
4,576,025	5.223%	$4,576,025
(Cost $4,576,025)

TOTAL INVESTMENTS – 99.1%
(Cost $787,247,433)		$841,064,133

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.9%		7,994,384

NET ASSETS – 100.0%		$849,058,517

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(c)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
E-Mini Russell 2000 Index	79	06/21/24	$7,843,120	$89,869

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – 99.0%

Aerospace & Defense – 1.6%
17,138	Lockheed Martin Corp.	$7,967,970
7,994	Northrop Grumman Corp.	3,877,330
4,818	Textron, Inc.	407,555
21,701	Woodward, Inc.	3,523,374

		15,776,229

Automobile Components – 0.4%
35,806	Lear Corp.	4,506,901

Automobiles – 1.4%
621,672	Ford Motor Co.	7,553,315
37,070	Tesla, Inc.*	6,794,190

		14,347,505

Banks – 2.8%
134,013	Bank of America Corp.	4,959,821
223,338	Citigroup, Inc.	13,697,319
3,847	First Citizens BancShares, Inc., Class A	6,488,966
12,258	JPMorgan Chase & Co.	2,350,349

		27,496,455

Beverages – 1.1%
202,721	Monster Beverage Corp.*	10,835,438

Biotechnology – 1.2%
112,138	Gilead Sciences, Inc.	7,311,398
12,327	Vertex Pharmaceuticals, Inc.*	4,842,169

		12,153,567

Broadline Retail – 4.6%
262,792	Amazon.com, Inc.*	45,988,600

Capital Markets – 2.7%
17,633	Ameriprise Financial, Inc.	7,261,093
16,227	Bank of New York Mellon Corp. (The)	916,663
57,340	CME Group, Inc.	12,020,758
57,069	Morgan Stanley	5,184,148
65,655	Robinhood Markets, Inc., Class A*	1,082,651

		26,465,313

Chemicals – 1.6%
4,673	Axalta Coating Systems Ltd.*	146,919
6,253	Linde PLC	2,757,323
87,260	RPM International, Inc.	9,328,967
14,150	Sherwin-Williams Co. (The)	4,239,481

		16,472,690

Commercial Services & Supplies – 1.3%
17,586	Cintas Corp.	11,577,567
11,705	Veralto Corp.	1,096,525

		12,674,092

Communications Equipment – 1.0%
30,190	Motorola Solutions, Inc.	10,238,939

Construction & Engineering – 0.0%
5,044	MasTec, Inc.*	447,352

Construction Materials – 1.0%
4,555	Martin Marietta Materials, Inc.	2,674,104

Shares	Description	Value

Common Stocks – (continued)

Construction Materials – (continued)
27,059	Vulcan Materials Co.	$6,971,210

		9,645,314

Consumer Finance – 1.6%
54,643	American Express Co.	12,788,101
25,838	Discover Financial Services	3,274,450

		16,062,551

Consumer Staples Distribution & Retail – 2.1%
25,001	Costco Wholesale Corp.	18,073,223
21,880	Maplebear, Inc.*	746,764
10,361	Target Corp.	1,667,914

		20,487,901

Distributors – 0.2%
4,639	Pool Corp.	1,681,777

Diversified Consumer Services – 0.1%
19,643	H&R Block, Inc.	927,739

Electric Utilities – 0.4%
11,329	Entergy Corp.	1,208,465
53,954	Xcel Energy, Inc.	2,898,948

		4,107,413

Electrical Equipment – 2.4%
67,129	AMETEK, Inc.	11,724,751
30,432	Eaton Corp. PLC	9,685,288
38,897	nVent Electric PLC	2,803,307

		24,213,346

Entertainment – 1.5%
27,242	Netflix, Inc.*	15,000,535

Financial Services – 6.3%
69,942	Berkshire Hathaway, Inc., Class B*	27,748,090
82,832	Fiserv, Inc.*	12,645,961
76,515	Visa, Inc., Class A	20,552,694
27,914	Voya Financial, Inc.	1,902,618

		62,849,363

Food Products – 0.5%
79,972	Archer-Daniels-Midland Co.	4,691,158

Gas Utilities – 0.4%
34,149	Atmos Energy Corp.	4,026,167

Ground Transportation – 0.0%
945	Saia, Inc.*	375,004

Health Care Providers & Services – 4.6%
25,584	Centene Corp.*	1,869,167
14,649	Elevance Health, Inc.	7,743,168
19,702	HCA Healthcare, Inc.	6,104,074
7,760	Humana, Inc.	2,344,218
82,952	Quest Diagnostics, Inc.	11,462,307
31,424	Tenet Healthcare Corp.*	3,528,601
23,214	UnitedHealth Group, Inc.	11,228,612
10,941	Universal Health Services, Inc., Class B	1,864,675

		46,144,822

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Health Care REITs – 0.0%
16,991	Omega Healthcare Investors, Inc. REIT	$516,696

Hotel & Resort REITs – 2.0%
550,200	Host Hotels & Resorts, Inc. REIT	10,382,274
613,309	Park Hotels & Resorts, Inc. REIT	9,892,674

		20,274,948

Hotels, Restaurants & Leisure – 1.8%
367,879	Carnival Corp.*	5,451,967
2,251	Chipotle Mexican Grill, Inc.*	7,112,260
17,979	Darden Restaurants, Inc.	2,758,158
7,398	Wingstop, Inc.	2,846,676

		18,169,061

Household Durables – 0.9%
66,172	D.R. Horton, Inc.	9,428,848

Household Products – 0.3%
23,303	Kimberly-Clark Corp.	3,181,559

Industrial REITs – 0.1%
28,305	First Industrial Realty Trust, Inc. REIT	1,285,613

Insurance – 2.9%
53,159	MetLife, Inc.	3,778,542
66,479	Progressive Corp. (The)	13,844,252
51,735	Travelers Cos., Inc. (The)	10,976,097

		28,598,891

Interactive Media & Services – 5.8%
220,038	Alphabet, Inc., Class C*	36,227,056
42,743	Meta Platforms, Inc., Class A	18,386,756
83,410	Pinterest, Inc., Class A*	2,790,065

		57,403,877

IT Services – 1.0%
12,679	Gartner, Inc.*	5,231,229
24,386	International Business Machines Corp.	4,052,953
5,466	VeriSign, Inc.*	926,378

		10,210,560

Leisure Products – 0.1%
41,031	Mattel, Inc.*	751,688

Life Sciences Tools & Services – 2.5%
35,073	IQVIA Holdings, Inc.*	8,128,869
18,719	Medpace Holdings, Inc.*	7,269,524
7,416	Mettler-Toledo International, Inc.*	9,119,455

		24,517,848

Machinery – 2.8%
47,332	Illinois Tool Works, Inc.	11,554,215
16,266	Otis Worldwide Corp.	1,483,459
22,206	Parker-Hannifin Corp.	12,100,271
16,982	Westinghouse Air Brake
	Technologies Corp.	2,735,461

		27,873,406

Shares	Description	Value

Common Stocks – (continued)

Media – 0.4%
45,124	Trade Desk, Inc. (The), Class A*	$3,738,523

Oil, Gas & Consumable Fuels – 3.0%
175,387	Antero Midstream Corp.	2,427,356
15,163	Cheniere Energy, Inc.	2,393,025
103,793	ConocoPhillips	13,038,477
224,496	Devon Energy Corp.	11,489,705
3,260	Exxon Mobil Corp.	385,560

		29,734,123

Pharmaceuticals – 1.1%
4,494	Eli Lilly & Co.	3,510,263
10,186	Johnson & Johnson	1,472,794
77,756	Pfizer, Inc.	1,992,109
22,889	Zoetis, Inc.	3,644,844

		10,620,010

Professional Services – 0.6%
28,257	FTI Consulting, Inc.*	6,042,194

Residential REITs – 0.2%
18,585	Camden Property Trust REIT	1,852,553

Semiconductors & Semiconductor Equipment – 9.0%
23,848	Advanced Micro Devices, Inc.*	3,777,046
66,681	Applied Materials, Inc.	13,246,181
2,537	Broadcom, Inc.	3,298,785
12,037	KLA Corp.	8,296,984
11,622	Micron Technology, Inc.	1,312,821
52,836	NVIDIA Corp.	45,651,361
81,341	Texas Instruments, Inc.	14,350,179

		89,933,357

Software – 13.7%
24,562	Adobe, Inc.*	11,368,030
27,776	Crowdstrike Holdings, Inc., Class A*	8,125,591
4,561	HubSpot, Inc.*	2,758,812
23,052	Intuit, Inc.	14,421,792
169,759	Microsoft Corp.	66,092,272
89,034	Oracle Corp.	10,127,618
11,881	Roper Technologies, Inc.	6,076,656
36,796	Salesforce, Inc.	9,895,916
11,106	ServiceNow, Inc.*	7,700,123

		136,566,810

Specialty Retail – 1.9%
39,001	Home Depot, Inc. (The)	13,034,914
47,056	Ross Stores, Inc.	6,096,105

		19,131,019

Technology Hardware, Storage & Peripherals – 7.1%
409,052	Apple, Inc.	69,673,827
26,124	HP, Inc.	733,823

		70,407,650

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)

Textiles, Apparel & Luxury Goods – 1.0%
12,813	Deckers Outdoor Corp.*	$10,487,056

TOTAL INVESTMENTS – 99.0%

(Cost $736,198,780)		$988,342,461

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.0%		9,594,203

NET ASSETS – 100.0%		$997,936,664

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities April 30, 2024 (Unaudited)

	Large Cap Growth Insights Fund	Large Cap Value Insights Fund	Small Cap Equity Insights Fund

Assets:

Investments in unaffiliated issuers, at value (cost $686,374,106, $327,469,826 and $346,733,493, respectively)(a)	$1,132,963,431	$363,712,285	$383,940,516
Investments in affiliated issuers, at value (cost $–, $– and $3,787,000, respectively)	—	—	3,787,000
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	—	—	4,161,020
Cash	10,506,878	3,654,036	6,223,922
Receivables:
Investments sold	32,708,129	10,891,432	7,730,352
Fund shares sold	339,757	62,891	256,850
Dividends	131,335	231,904	171,406
Collateral on certain derivative contracts	39,655	14,195	189,894
Reimbursement from investment adviser	28,463	24,372	26,181
Securities lending income	—	—	10,888
Variation margin on futures contracts	24,000	4,000	124,500
Other assets	82,242	64,447	59,712

Total assets	1,176,823,890	378,659,562	406,682,241

Liabilities:

Payables:
Investments purchased	31,612,649	10,190,559	7,384,509
Fund shares redeemed	1,815,134	257,867	414,987
Management fees	491,728	160,627	263,722
Distribution and Service fees and Transfer Agency fees	158,869	43,175	29,435
Payable upon return of securities loaned	—	—	4,161,020
Accrued expenses	249,212	83,061	101,823

Total liabilities	34,327,592	10,735,289	12,355,496

Net Assets:

Paid-in capital	617,328,031	314,638,107	362,849,384
Total distributable earnings (loss)	525,168,267	53,286,166	31,477,361

NET ASSETS	$1,142,496,298	$367,924,273	$394,326,745

Net Assets:
Class A	$203,535,173	$52,151,085	$28,050,720
Class C	22,927,596	8,210,339	4,621,548
Institutional	236,863,991	42,556,101	110,680,485
Service	25,619,399	2,530,663	796,511
Investor	171,935,840	62,616,398	33,592,040
Class R6	393,582,886	154,778,652	91,890,634
Class R	29,723,338	4,453,143	3,701,336
Class P	58,308,075	40,627,892	120,993,471

Total Net Assets	$1,142,496,298	$367,924,273	$394,326,745
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	7,417,988	2,202,369	1,113,625
Class C	1,177,056	350,815	236,211
Institutional	7,929,578	1,800,212	4,137,141
Service	973,933	106,194	32,492
Investor	6,419,272	2,657,683	1,341,438
Class R6	13,195,047	6,548,689	3,434,659
Class R	1,162,874	189,788	152,422
Class P	1,956,554	1,719,978	4,524,142

Net asset value, offering and redemption price per share:(b)
Class A	$27.44	$23.68	$25.19
Class C	19.48	23.40	19.57
Institutional	29.87	23.64	26.75
Service	26.31	23.83	24.51
Investor	26.78	23.56	25.04
Class R6	29.83	23.64	26.75
Class R	25.56	23.46	24.28
Class P	29.80	23.62	26.74

(a)	Includes loaned securities having a market value of $–, $– and $3,641,963 for Large Cap Growth Insights Fund, Large Cap Value Insights Fund and Small Cap Equity Insights Fund, respectively.
(b)

Maximum public offering price per share for Class A Shares of the Large Cap Growth Insights Fund, Large Cap Value Insights Fund and Small Cap Equity Insights Fund is $29.04, $25.06 and $26.66, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities (continued) April 30, 2024 (Unaudited)

	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund

Assets:

Investments in unaffiliated issuers, at value (cost $97,364,550, $780,523,589 and $736,198,780, respectively)(a)	$111,013,275	$834,340,289	$988,342,461
Investments in affiliated issuers, at value (cost $503,922, $2,147,819 and $–, respectively)	503,922	2,147,819	—
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	2,071,685	4,576,025	—
Cash	1,793,855	13,305,383	8,220,418
Receivables:
Investments sold	3,188,916	—	30,299,426
Collateral on certain derivative contracts	49,000	247,000	—
Fund shares sold	28,011	413,412	423,899
Dividends	22,428	565,800	168,876
Reimbursement from investment adviser	20,060	36,357	28,715
Securities lending income	953	24,207	—
Foreign tax reclaims	—	18,903	—
Variation margin on futures contracts	26,975	163,925	—
Other assets	60,275	80,448	78,965

Total assets	118,779,355	855,919,568	1,027,562,760

Liabilities:

Payables:
Investments purchased	2,340,579	—	27,963,119
Payable upon return of securities loaned	2,071,685	4,576,025	—
Fund shares redeemed	100,926	1,445,772	907,735
Management fees	76,612	569,326	434,244
Distribution and Service fees and Transfer Agency fees	18,866	77,250	150,450
Accrued expenses	474,883	192,678	170,548

Total liabilities	5,083,551	6,861,051	29,626,096

Net Assets:

Paid-in capital	119,431,673	752,245,401	686,722,617
Total distributable earnings (loss)	(5,735,869)	96,813,116	311,214,047

NET ASSETS	$113,695,804	$849,058,517	$997,936,664

Net Assets:
Class A	$31,419,203	$108,232,936	$315,736,296
Class C	2,844,261	2,804,138	13,919,904
Institutional	31,265,641	299,878,651	286,580,995
Service	—	—	6,212,619
Investor	14,960,030	73,980,305	53,441,424
Class R6	7,412,086	291,621,730	25,884,465
Class R	3,367,923	18,829,355	8,221,744
Class P	22,426,660	53,711,402	287,939,217

Total Net Assets	$113,695,804	$849,058,517	$997,936,664
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	2,233,166	2,973,617	5,245,909
Class C	125,536	148,125	274,766
Institutional	1,354,527	5,340,317	4,546,195
Service	—	—	104,039
Investor	952,741	2,044,087	905,049
Class R6	320,433	5,194,742	411,134
Class R	281,764	536,866	139,649
Class P	970,032	956,932	4,572,810

Net asset value, offering and redemption price per share:(b)
Class A	$14.07	$36.40	$60.19
Class C	22.66	18.93	50.66
Institutional	23.08	56.15	63.04
Service	—	—	59.71
Investor	15.70	36.19	59.05
Class R6	23.13	56.14	62.96
Class R	11.95	35.07	58.87
Class P	23.12	56.13	62.97

(a)	Includes loaned securities having a market value of $1,778,905, $4,189,803 and $– for Small Cap Growth Insights Fund, Small Cap Value Insights Fund and U.S. Equity Insights Fund, respectively.
(b)

Maximum public offering price per share for Class A Shares of the Small Cap Growth Insights Fund, Small Cap Value Insights Fund and U.S. Equity Insights Fund is $14.89, $38.52 and $63.69, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Operations For the Six Months Ended April 30, 2024 (Unaudited)

	Large Cap Growth Insights Fund	Large Cap Value Insights Fund	Small Cap Equity Insights Fund

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $–, $– and $11,311, respectively)	$3,864,267	$3,752,675	$2,859,649

Dividends — affiliated issuers	52,985	12,078	38,123

Securities lending income, net of rebates received or paid to borrowers – affiliated issuer	15	147	112,922

Total Investment Income	3,917,267	3,764,900	3,010,694

Expenses:

Management fees	2,911,092	948,669	1,577,117

Distribution and/or Service (12b-1) fees(a)	442,610	108,498	61,903

Transfer Agency fees(a)	430,185	132,507	105,665

Registration fees	74,767	60,641	72,383

Custody, accounting and administrative services	59,048	23,885	30,057

Professional fees	51,618	57,683	47,375

Shareholder Administration fees — Service Shares	30,712	2,900	1,449

Service fees — Class C	29,281	10,213	5,657

Trustee fees	10,858	10,347	10,355

Printing and mailing costs	785	13,013	13,676

Other	8,510	3,532	188

Total expenses	4,049,466	1,371,888	1,925,825

Less — expense reductions	(184,759)	(162,474)	(172,397)

Net expenses	3,864,707	1,209,414	1,753,428

NET INVESTMENT INCOME	52,560	2,555,486	1,257,266

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	81,653,812	18,868,578	25,332,999

Futures contracts	1,808,197	576,865	861,760

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	147,996,005	37,714,742	50,558,558

Futures contracts	(244,526)	(72,450)	(281,172)

Net realized and unrealized gain	231,213,488	57,087,735	76,472,145

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$231,266,048	$59,643,221	$77,729,411

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P

Large Cap Growth Insights Fund	$252,770	$87,839	$30,712	$71,289	$151,663	$17,568	$50,509	$4,914	$117,357	$58,316	$21,387	$8,471

Large Cap Value Insights Fund	$64,588	$30,640	$2,900	$10,370	$38,753	$6,128	$8,971	$464	$46,277	$22,746	$3,111	$6,057

Small Cap Equity Insights Fund	$34,431	$16,971	$1,449	$9,052	$20,658	$3,394	$21,518	$232	$24,586	$14,050	$2,716	$18,511

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Operations (continued) For the Six Months Ended April 30, 2024 (Unaudited)

	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $2,307, $28,147 and $–, respectively)	$433,355	$9,337,823	$5,881,209

Securities lending income, net of rebates received or paid to borrowers – affiliated issuer	23,373	125,977	51

Dividends — affiliated issuers	7,059	45,050	11,852

Total Investment Income	463,787	9,508,850	5,893,112

Expenses:

Management fees	455,298	3,532,298	2,526,833

Distribution and/or Service (12b-1) fees(a)	58,818	199,886	464,218

Professional fees	51,356	45,296	47,569

Transfer Agency fees(a)	51,099	289,854	389,299

Registration fees	30,580	68,985	68,599

Printing and mailing costs	22,500	46,351	21,377

Custody, accounting and administrative services	11,417	52,002	50,950

Trustee fees	9,733	10,748	10,712

Service fees — Class C	3,672	3,620	17,076

Shareholder Administration fees — Service Shares	—	—	7,376

Other	5	9,571	1,343

Total expenses	694,478	4,258,611	3,605,352

Less — expense reductions	(123,975)	(219,111)	(187,849)

Net expenses	570,503	4,039,500	3,417,503

NET INVESTMENT INCOME (LOSS)	(106,716)	5,469,350	2,475,609

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	6,314,080	49,960,302	64,055,693

Futures contracts	281,118	2,530,887	1,009,298

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	15,865,616	108,746,237	110,890,602

Futures contracts	(17,196)	1,265,989	—

Net realized and unrealized gain	22,443,618	162,503,415	175,955,593

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,336,902	$167,972,765	$178,431,202

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P

Small Cap Growth Insights Fund	$39,201	$11,015	$–	$8,602	$23,521	$2,203	$6,342	$–	$12,244	$1,211	$2,581	$2,997

Small Cap Value Insights Fund	$141,594	$10,860	$–	$47,432	$84,957	$2,172	$61,034	$–	$76,306	$43,178	$14,230	$7,977

U.S. Equity Insights Fund	$386,140	$51,228	$7,376	$19,474	$231,687	$10,246	$55,535	$1,180	$38,717	$3,790	$5,842	$42,302

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets

	Large Cap Growth Insights Fund		Large Cap Value Insights Fund

	For the Six Months Ended April 30, 2024 (Unaudited)	For the Fiscal Year Ended October 31, 2023	For the Six Months Ended April 30, 2024 (Unaudited)	For the Fiscal Year Ended October 31, 2023

From operations:

Net investment income	$52,560	$409,859	$2,555,486	$5,021,592

Net realized gain	83,462,009	88,609,528	19,445,443	11,015,180

Net change in unrealized gain (loss)	147,751,479	26,720,592	37,642,292	(13,742,167)

Net increase in net assets resulting from operations	231,266,048	115,739,979	59,643,221	2,294,605

Distributions to shareholders:

From distributable earnings:

Class A Shares	(14,187,844)	(30,529,280)	(1,530,564)	(1,816,486)

Class C Shares	(2,314,652)	(5,201,782)	(218,681)	(228,181)

Institutional Shares	(16,404,919)	(43,021,573)	(1,326,602)	(3,247,658)

Service Shares	(1,787,395)	(3,311,373)	(65,516)	(104,733)

Investor Shares	(10,083,585)	(20,289,833)	(1,903,054)	(2,483,113)

Class R6 Shares	(25,995,687)	(35,438,862)	(4,832,973)	(2,922,586)

Class R Shares	(2,110,858)	(3,837,407)	(120,150)	(141,799)

Class P Shares	(3,665,774)	(6,910,344)	(1,214,135)	(1,710,618)

Total distributions to shareholders	(76,550,714)	(148,540,454)	(11,211,675)	(12,655,174)

From share transactions:

Proceeds from sales of shares	124,906,231	317,730,246	13,902,626	106,309,376

Reinvestment of distributions	69,201,464	125,618,879	10,848,080	12,218,594

Cost of shares redeemed	(201,481,332)	(406,338,014)	(76,340,835)	(107,953,385)

Net increase (decrease) in net assets resulting from share transactions	(7,373,637)	37,011,111	(51,590,129)	10,574,585

TOTAL INCREASE (DECREASE)	147,341,697	4,210,636	(3,158,583)	214,016

Net Assets:

Beginning of period	$995,154,601	$990,943,965	$371,082,856	$370,868,840

End of period	$1,142,496,298	$995,154,601	$367,924,273	$371,082,856

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets (continued)

	Small Cap Equity Insights Fund		Small Cap Growth Insights Fund

	For the Six Months Ended April 30, 2024 (Unaudited)	For the Fiscal Year Ended October 31, 2023	For the Six Months Ended April 30, 2024 (Unaudited)	For the Fiscal Year Ended October 31, 2023

From operations:

Net investment income (loss)	$1,257,266	$2,886,984	$(106,716)	$(176,155)

Net realized gain	26,194,759	8,675,604	6,595,198	4,972,329

Net change in unrealized gain (loss)	50,277,386	(23,857,682)	15,848,420	(7,699,897)

Net increase (decrease) in net assets resulting from operations	77,729,411	(12,295,094)	22,336,902	(2,903,723)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(117,628)	(155,026)	–	(58,136)

Institutional Shares	(824,051)	(1,091,362)	–	(142,234)

Service Shares	(8,429)	(8,258)	–	–

Investor Shares	(239,906)	(265,848)	–	(63,141)

Class R6 Shares	(812,645)	(706,759)	–	(55,058)

Class R Shares	–	(29,161)	–	–

Class P Shares	(1,069,929)	(1,051,530)	–	(19,555)

From return of capital:

Class A Shares	–	–	–	(5,963)

Institutional Shares	–	–	–	(14,589)

Investor Shares	–	–	–	(6,477)

Class R6 Shares	–	–	–	(5,648)

Class P Shares	–	–	–	(2,006)

Total distributions to shareholders	(3,072,588)	(3,307,944)	–	(372,807)

From share transactions:

Proceeds from sales of shares	64,994,537	67,624,714	22,037,245	18,168,095

Reinvestment of distributions	3,025,536	3,257,973	–	346,761

Cost of shares redeemed	(72,475,466)	(182,907,367)	(19,081,455)	(55,225,047)

Net increase (decrease) in net assets resulting from share transactions	(4,455,393)	(112,024,680)	2,955,790	(36,710,191)

TOTAL INCREASE (DECREASE)	70,201,430	(127,627,718)	25,292,692	(39,986,721)

Net Assets:

Beginning of period	$324,125,315	$451,753,033	$88,403,112	$128,389,833

End of period	$394,326,745	$324,125,315	$113,695,804	$88,403,112

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets (continued)

	Small Cap Value Insights Fund		U.S. Equity Insights Fund

	For the Six Months Ended April 30, 2024 (Unaudited)	For the Fiscal Year Ended October 31, 2023	For the Six Months Ended April 30, 2024 (Unaudited)	For the Fiscal Year Ended October 31, 2023

From operations:

Net investment income	$5,469,350	$14,885,608	$2,475,609	$5,808,182

Net realized gain	52,491,189	1,070,178	65,064,991	48,964,086

Net change in unrealized gain (loss)	110,012,226	(79,458,373)	110,890,602	5,509,860

Net increase (decrease) in net assets resulting from operations	167,972,765	(63,502,587)	178,431,202	60,282,128

Distributions to shareholders:

From distributable earnings:

Class A Shares	(2,135,387)	(4,007,688)	(7,596,194)	(2,023,196)

Class C Shares	(86,314)	(240,343)	(342,909)	(11,372)

Institutional Shares	(4,379,286)	(8,353,206)	(7,331,833)	(2,676,309)

Service Shares	–	–	(136,245)	(26,865)

Investor Shares	(1,665,993)	(8,237,683)	(1,360,524)	(1,093,421)

Class R6 Shares	(4,104,364)	(6,994,510)	(654,438)	(187,390)

Class R Shares	(324,677)	(596,597)	(169,826)	–

Class P Shares	(804,361)	(1,225,556)	(7,532,922)	(2,535,758)

Total distributions to shareholders	(13,500,382)	(29,655,583)	(25,124,891)	(8,554,311)

From share transactions:

Proceeds from sales of shares	101,037,305	219,763,598	43,821,615	123,346,931

Reinvestment of distributions	13,072,090	29,068,208	24,656,944	8,433,552

Cost of shares redeemed	(245,134,786)	(473,836,087)	(81,455,092)	(299,805,688)

Net decrease in net assets resulting from share transactions	(131,025,391)	(225,004,281)	(12,976,533)	(168,025,205)

TOTAL INCREASE (DECREASE)	23,446,992	(318,162,451)	140,329,778	(116,297,388)

Net Assets:

Beginning of period	$825,611,525	$1,143,773,976	$857,606,886	$973,904,274

End of period	$849,058,517	$825,611,525	$997,936,664	$857,606,886

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights Selected Data for a Share Outstanding Throughout Each Period

	Large Cap Growth Insights Fund

	Class A Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of period	$23.95		$25.20	$48.76		$37.63	$31.54	$31.05

Net investment income (loss)(a)	(0.03)		(0.04)	0.03	(b)	(0.09)	– (c)	0.10

Net realized and unrealized gain (loss)	5.46		2.88	(8.25)		15.02	7.31	3.00

Total from investment operations	5.43		2.84	(8.22)		14.93	7.31	3.10

Distributions to shareholders from net investment income	–		(0.02)	–		–	(0.10)	(0.09)

Distributions to shareholders from net realized gains	(1.94)		(4.07)	(15.34)		(3.80)	(1.12)	(2.52)

Total distributions	(1.94)		(4.09)	(15.34)		(3.80)	(1.22)	(2.61)

Net asset value, end of period	$27.44		$23.95	$25.20		$48.76	$37.63	$31.54

Total Return(d)	23.38%		13.11%	(24.27)%		42.69%	23.84%	11.28%

Net assets, end of period (in 000’s)	$203,535		$177,858	$211,454		$336,453	$286,777	$301,506

Ratio of net expenses to average net assets	0.90	%(e)	0.96%	0.92%		0.91%	0.92%	0.93%

Ratio of total expenses to average net assets	0.94	%(e)	1.00%	0.96%		0.94%	0.95%	0.97%

Ratio of net investment income (loss) to average net assets	(0.23	)%(e)	(0.17)%	0.10	%(b)	(0.21)%	(0.01)%	0.33%

Portfolio turnover rate(f)	102%		206%	200%		214%	218%	192%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.10 per share and 0.32% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Large Cap Growth Insights Fund

	Class C Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of period	$17.56		$19.65	$41.64		$32.87	$27.79	$27.78

Net investment loss(a)	(0.09)		(0.16)	(0.15	)(b)	(0.35)	(0.23)	(0.10)

Net realized and unrealized gain (loss)	3.95		2.14	(6.50)		12.92	6.43	2.63

Total from investment operations	3.86		1.98	(6.65)		12.57	6.20	2.53

Distributions to shareholders from net realized gains	(1.94)		(4.07)	(15.34)		(3.80)	(1.12)	(2.52)

Net asset value, end of period	$19.48		$17.56	$19.65		$41.64	$32.87	$27.79

Total Return(c)	22.91%		12.28%	(24.84)%		41.59%	22.97%	10.42%

Net assets, end of period (in 000’s)	$22,928		$21,113	$26,260		$47,078	$41,838	$42,004

Ratio of net expenses to average net assets	1.65	%(d)	1.71%	1.67%		1.66%	1.67%	1.68%

Ratio of total expenses to average net assets	1.69	%(d)	1.75%	1.71%		1.69%	1.70%	1.72%

Ratio of net investment loss to average net assets	(0.97	)%(d)	(0.91)%	(0.64	)%(b)	(0.96)%	(0.76)%	(0.40)%

Portfolio turnover rate(e)	102%		206%	200%		214%	218%	192%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.10 per share and 0.32% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Large Cap Growth Insights Fund

	Institutional Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of period	$25.90		$26.92	$50.98		$39.16	$32.77	$32.17

Net investment income(a)	0.02		0.05	0.21	(b)	0.07	0.13	0.23

Net realized and unrealized gain (loss)	5.91		3.10	(8.85)		15.66	7.61	3.09

Total from investment operations	5.93		3.15	(8.64)		15.73	7.74	3.32

Distributions to shareholders from net investment income	(0.02)		(0.10)	(0.08)		(0.11)	(0.23)	(0.20)

Distributions to shareholders from net realized gains	(1.94)		(4.07)	(15.34)		(3.80)	(1.12)	(2.52)

Total distributions	(1.96)		(4.17)	(15.42)		(3.91)	(1.35)	(2.72)

Net asset value, end of period	$29.87		$25.90	$26.92		$50.98	$39.16	$32.77

Total Return(c)	23.62%		13.51%	(24.00)%		43.18%	24.33%	11.70%

Net assets, end of period (in 000’s)	$236,864		$221,330	$295,292		$893,602	$741,893	$760,316

Ratio of net expenses to average net assets	0.54	%(d)	0.59%	0.55%		0.54%	0.54%	0.54%

Ratio of total expenses to average net assets	0.58	%(d)	0.63%	0.59%		0.57%	0.58%	0.58%

Ratio of net investment income to average net assets	0.14	%(d)	0.20%	0.64	%(b)	0.16%	0.36%	0.72%

Portfolio turnover rate(e)	102%		206%	200%		214%	218%	192%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.10 per share and 0.32% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Large Cap Growth Insights Fund

	Service Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of period	$23.04		$24.42	$47.77		$36.98	$31.02	$30.53

Net investment income (loss)(a)	(0.05)		(0.07)	–	(b)(c)	(0.14)	(0.05)	0.07

Net realized and unrealized gain (loss)	5.26		2.77	(8.01)		14.73	7.20	2.95

Total from investment operations	5.21		2.70	(8.01)		14.59	7.15	3.02

Distributions to shareholders from net investment income	–		(0.01)	–		–	(0.07)	(0.01)

Distributions to shareholders from net realized gains	(1.94)		(4.07)	(15.34)		(3.80)	(1.12)	(2.52)

Total distributions	(1.94)		(4.08)	(15.34)		(3.80)	(1.19)	(2.53)

Net asset value, end of period	$26.31		$23.04	$24.42		$47.77	$36.98	$31.02

Total Return(d)	23.34%		12.91%	(24.36)%		42.50%	23.68%	11.15%

Net assets, end of period (in 000’s)	$25,619		$21,347	$19,093		$34,280	$47,346	$50,445

Ratio of net expenses to average net assets	1.04	%(e)	1.09%	1.05%		1.04%	1.04%	1.04%

Ratio of total expenses to average net assets	1.07	%(e)	1.13%	1.09%		1.07%	1.08%	1.08%

Ratio of net investment income (loss) to average net assets	(0.37	)%(e)	(0.33)%	0.01	%(b)	(0.34)%	(0.13)%	0.22%

Portfolio turnover rate(f)	102%		206%	200%		214%	218%	192%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.10 per share and 0.32% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Large Cap Growth Insights Fund

	Investor Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of period	$23.39		$24.70	$48.07		$37.12	$31.13	$30.69

Net investment income(a)	–	(b)	0.01	0.11	(c)	0.02	0.09	0.17

Net realized and unrealized gain (loss)	5.33		2.82	(8.09)		14.80	7.21	2.95

Total from investment operations	5.33		2.83	(7.98)		14.82	7.30	3.12

Distributions to shareholders from net investment income	–		(0.07)	(0.05)		(0.07)	(0.19)	(0.16)

Distributions to shareholders from net realized gains	(1.94)		(4.07)	(15.34)		(3.80)	(1.12)	(2.52)

Total distributions	(1.94)		(4.14)	(15.39)		(3.87)	(1.31)	(2.68)

Net asset value, end of period	$26.78		$23.39	$24.70		$48.07	$37.12	$31.13

Total Return(d)	23.56%		13.41%	(24.10)%		43.03%	24.17%	11.56%

Net assets, end of period (in 000’s)	$171,936		$131,787	$137,645		$271,096	$308,107	$401,677

Ratio of net expenses to average net assets	0.65	%(e)	0.71%	0.67%		0.66%	0.67%	0.68%

Ratio of total expenses to average net assets	0.68	%(e)	0.75%	0.71%		0.69%	0.70%	0.72%

Ratio of net investment income to average net assets	0.01	%(e)	0.06%	0.36	%(c)	0.04%	0.26%	0.58%

Portfolio turnover rate(f)	102%		206%	200%		214%	218%	192%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Reflects income recognized from special dividends which amounts to $0.10 per share and 0.32% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Large Cap Growth Insights Fund

	Class R6 Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of period	$25.86		$26.90	$50.95		$39.14	$32.75	$32.15

Net investment income(a)	0.02		0.04	0.15	(b)	0.08	0.13	0.23

Net realized and unrealized gain (loss)	5.92		3.10	(8.76)		15.65	7.61	3.10

Total from investment operations	5.94		3.14	(8.61)		15.73	7.74	3.33

Distributions to shareholders from net investment income	(0.03)		(0.11)	(0.10)		(0.12)	(0.23)	(0.21)

Distributions to shareholders from net realized gains	(1.94)		(4.07)	(15.34)		(3.80)	(1.12)	(2.52)

Total distributions	(1.97)		(4.18)	(15.44)		(3.92)	(1.35)	(2.73)

Net asset value, end of period	$29.83		$25.86	$26.90		$50.95	$39.14	$32.75

Total Return(c)	23.63%		13.50%	(23.97)%		43.19%	24.36%	11.72%

Net assets, end of period (in 000’s)	$393,583		$347,130	$225,067		$295,157	$373,079	$313,461

Ratio of net expenses to average net assets	0.53	%(d)	0.58%	0.54%		0.53%	0.53%	0.53%

Ratio of total expenses to average net assets	0.57	%(d)	0.62%	0.58%		0.56%	0.57%	0.57%

Ratio of net investment income to average net assets	0.14	%(d)	0.18%	0.48	%(b)	0.17%	0.36%	0.75%

Portfolio turnover rate(e)	102%		206%	200%		214%	218%	192%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.10 per share and 0.32% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Large Cap Growth Insights Fund

	Class R Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of period	$22.45		$23.91	$47.14		$36.58	$30.73	$30.30

Net investment income (loss)(a)	(0.06)		(0.10)	(0.05	)(b)	(0.19)	(0.08)	0.02

Net realized and unrealized gain (loss)	5.11		2.71	(7.84)		14.55	7.12	2.93

Total from investment operations	5.05		2.61	(7.89)		14.36	7.04	2.95

Distributions to shareholders from net investment income	–		–	–		–	(0.07)	–

Distributions to shareholders from net realized gains	(1.94)		(4.07)	(15.34)		(3.80)	(1.12)	(2.52)

Total distributions	(1.94)		(4.07)	(15.34)		(3.80)	(1.19)	(2.52)

Net asset value, end of period	$25.56		$22.45	$23.91		$47.14	$36.58	$30.73

Total Return(c)	23.24%		12.80%	(24.46)%		42.33%	23.55%	10.98%

Net assets, end of period (in 000’s)	$29,723		$25,326	$22,666		$30,111	$27,314	$34,397

Ratio of net expenses to average net assets	1.15	%(d)	1.21%	1.17%		1.16%	1.17%	1.18%

Ratio of total expenses to average net assets	1.19	%(d)	1.25%	1.21%		1.19%	1.20%	1.22%

Ratio of net investment income (loss) to average net assets	(0.48	)%(d)	(0.44)%	(0.17	)%(b)	(0.46)%	(0.25)%	0.05%

Portfolio turnover rate(e)	102%		206%	200%		214%	218%	192%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.10 per share and 0.32% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS LARGE CAP GROWTH INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Large Cap Growth Insights Fund

	Class P Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of period	$25.84		$26.87	$50.93		$39.12	$32.74	$32.15

Net investment income(a)	0.02		0.05	0.15	(b)	0.07	0.13	0.22

Net realized and unrealized gain (loss)	5.91		3.10	(8.78)		15.66	7.61	3.10

Total from investment operations	5.93		3.15	(8.63)		15.73	7.74	3.32

Distributions to shareholders from net investment income	(0.03)		(0.11)	(0.09)		(0.12)	(0.24)	(0.21)

Distributions to shareholders from net realized gains	(1.94)		(4.07)	(15.34)		(3.80)	(1.12)	(2.52)

Total distributions	(1.97)		(4.18)	(15.43)		(3.92)	(1.36)	(2.73)

Net asset value, end of period	$29.80		$25.84	$26.87		$50.93	$39.12	$32.74

Total Return(c)	23.60%		13.55%	(24.00)%		43.21%	24.34%	11.71%

Net assets, end of period (in 000’s)	$58,308		$49,264	$53,467		$78,307	$59,286	$49,099

Ratio of net expenses to average net assets	0.53	%(d)	0.58%	0.54%		0.53%	0.53%	0.53%

Ratio of total expenses to average net assets	0.57	%(d)	0.62%	0.58%		0.56%	0.57%	0.57%

Ratio of net investment income to average net assets	0.14	%(d)	0.19%	0.47	%(b)	0.17%	0.36%	0.71%

Portfolio turnover rate(e)	102%		206%	200%		214%	218%	192%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.10 per share and 0.32% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Large Cap Value Insights Fund

	Class A Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022		2021		2020	2019

Per Share Data

Net asset value, beginning of period	$20.74		$21.53	$27.15		$19.23		$21.27	$21.59

Net investment income(a)	0.13		0.26	0.24	(b)	0.22	(c)	0.25	0.28

Net realized and unrealized gain (loss)	3.49		(0.33)	(1.47)		7.98		(2.03)	0.75

Total from investment operations	3.62		(0.07)	(1.23)		8.20		(1.78)	1.03

Distributions to shareholders from net investment income	(0.15)		(0.26)	(0.24)		(0.28)		(0.26)	(0.29)

Distributions to shareholders from net realized gains	(0.53)		(0.46)	(4.15)		–		–	(1.06)

Total distributions	(0.68)		(0.72)	(4.39)		(0.28)		(0.26)	(1.35)

Net asset value, end of period	$23.68		$20.74	$21.53		$27.15		$19.23	$21.27

Total Return(d)	17.64%		(0.47)%	(5.42)%		42.87%		(8.34)%	5.30%

Net assets, end of period (in 000’s)	$52,151		$47,338	$55,887		$62,575		$47,125	$65,556

Ratio of net expenses to average net assets	0.92	%(e)	0.93%	0.93%		0.93%		0.94%	0.95%

Ratio of total expenses to average net assets	1.01	%(e)	1.02%	1.01%		1.03%		1.05%	1.07%

Ratio of net investment income to average net assets	1.14	%(e)	1.21%	1.04	%(b)	0.87	%(c)	1.26%	1.36%

Portfolio turnover rate(f)	102%		208%	209%		215%		212%	225%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.05 per share and 0.24% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.02 per share and 0.09% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Large Cap Value Insights Fund

	Class C Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022		2021		2020	2019

Per Share Data

Net asset value, beginning of period	$20.51		$21.29	$26.90		$19.05		$21.06	$21.39

Net investment income(a)	0.04		0.10	0.07	(b)	0.04	(c)	0.10	0.12

Net realized and unrealized gain (loss)	3.45		(0.33)	(1.46)		7.91		(2.01)	0.75

Total from investment operations	3.49		(0.23)	(1.39)		7.95		(1.91)	0.87

Distributions to shareholders from net investment income	(0.07)		(0.09)	(0.07)		(0.10)		(0.10)	(0.14)

Distributions to shareholders from net realized gains	(0.53)		(0.46)	(4.15)		–		–	(1.06)

Total distributions	(0.60)		(0.55)	(4.22)		(0.10)		(0.10)	(1.20)

Net asset value, end of period	$23.40		$20.51	$21.29		$26.90		$19.05	$21.06

Total Return(d)	17.18%		(1.20)%	(6.14)%		41.85%		(9.02)%	4.53%

Net assets, end of period (in 000’s)	$8,210		$7,544	$8,955		$10,713		$8,773	$12,694

Ratio of net expenses to average net assets	1.67	%(e)	1.68%	1.68%		1.68%		1.69%	1.70%

Ratio of total expenses to average net assets	1.76	%(e)	1.77%	1.76%		1.78%		1.80%	1.82%

Ratio of net investment income to average net assets	0.40	%(e)	0.46%	0.32	%(b)	0.16	%(c)	0.52%	0.61%

Portfolio turnover rate(f)	102%		208%	209%		215%		212%	225%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.05 per share and 0.24% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.02 per share and 0.09% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Large Cap Value Insights Fund

	Institutional Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022		2021		2020	2019

Per Share Data

Net asset value, beginning of period	$20.70		$21.49	$27.11		$19.20		$21.24	$21.57

Net investment income(a)	0.17		0.34	0.32	(b)	0.31	(c)	0.33	0.36

Net realized and unrealized gain (loss)	3.49		(0.33)	(1.47)		7.97		(2.04)	0.74

Total from investment operations	3.66		0.01	(1.15)		8.28		(1.71)	1.10

Distributions to shareholders from net investment income	(0.19)		(0.34)	(0.32)		(0.37)		(0.33)	(0.37)

Distributions to shareholders from net realized gains	(0.53)		(0.46)	(4.15)		–		–	(1.06)

Total distributions	(0.72)		(0.80)	(4.47)		(0.37)		(0.33)	(1.43)

Net asset value, end of period	$23.64		$20.70	$21.49		$27.11		$19.20	$21.24

Total Return(d)	17.86%		(0.10)%	(5.08)%		43.40%		(7.98)%	5.68%

Net assets, end of period (in 000’s)	$42,556		$74,799	$93,154		$114,706		$88,472	$120,417

Ratio of net expenses to average net assets	0.56	%(e)	0.57%	0.56%		0.56%		0.56%	0.57%

Ratio of total expenses to average net assets	0.65	%(e)	0.66%	0.64%		0.66%		0.67%	0.68%

Ratio of net investment income to average net assets	1.52	%(e)	1.58%	1.43	%(b)	1.26	%(c)	1.64%	1.74%

Portfolio turnover rate(f)	102%		208%	209%		215%		212%	225%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.05 per share and 0.24% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.02 per share and 0.09% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Large Cap Value Insights Fund

	Service Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022		2021		2020	2019

Per Share Data

Net asset value, beginning of period	$20.87		$21.66	$27.28		$19.32		$21.36	$21.67

Net investment income(a)	0.11		0.24	0.21	(b)	0.19	(c)	0.23	0.27

Net realized and unrealized gain (loss)	3.51		(0.35)	(1.48)		8.02		(2.04)	0.75

Total from investment operations	3.62		(0.11)	(1.27)		8.21		(1.81)	1.02

Distributions to shareholders from net investment income	(0.13)		(0.22)	(0.20)		(0.25)		(0.23)	(0.27)

Distributions to shareholders from net realized gains	(0.53)		(0.46)	(4.15)		–		–	(1.06)

Total distributions	(0.66)		(0.68)	(4.35)		(0.25)		(0.23)	(1.33)

Net asset value, end of period	$23.83		$20.87	$21.66		$27.28		$19.32	$21.36

Total Return(d)	17.55%		(0.62)%	(5.55)%		42.68%		(8.44)%	5.19%

Net assets, end of period (in 000’s)	$2,531		$2,092	$3,756		$6,769		$5,230	$7,554

Ratio of net expenses to average net assets	1.06	%(e)	1.07%	1.06%		1.06%		1.06%	1.07%

Ratio of total expenses to average net assets	1.15	%(e)	1.16%	1.14%		1.16%		1.17%	1.18%

Ratio of net investment income to average net assets	0.99	%(e)	1.11%	0.93	%(b)	0.76	%(c)	1.13%	1.28%

Portfolio turnover rate(f)	102%		208%	209%		215%		212%	225%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.05 per share and 0.24% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.02 per share and 0.09% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Large Cap Value Insights Fund

	Investor Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022		2021		2020	2019

Per Share Data

Net asset value, beginning of period	$20.64		$21.43	$27.04		$19.15		$21.18	$21.51

Net investment income(a)	0.16		0.32	0.30	(b)	0.28	(c)	0.31	0.32

Net realized and unrealized gain (loss)	3.47		(0.34)	(1.47)		7.95		(2.03)	0.76

Total from investment operations	3.63		(0.02)	(1.17)		8.23		(1.72)	1.08

Distributions to shareholders from net investment income	(0.18)		(0.31)	(0.29)		(0.34)		(0.31)	(0.35)

Distributions to shareholders from net realized gains	(0.53)		(0.46)	(4.15)		–		–	(1.06)

Total distributions	(0.71)		(0.77)	(4.44)		(0.34)		(0.31)	(1.41)

Net asset value, end of period	$23.56		$20.64	$21.43		$27.04		$19.15	$21.18

Total Return(d)	17.76%		(0.22)%	(5.17)%		43.24%		(8.09)%	5.55%

Net assets, end of period (in 000’s)	$62,616		$55,448	$74,490		$91,133		$70,302	$134,069

Ratio of net expenses to average net assets	0.67	%(e)	0.68%	0.68%		0.68%		0.69%	0.70%

Ratio of total expenses to average net assets	0.76	%(e)	0.78%	0.76%		0.78%		0.80%	0.82%

Ratio of net investment income to average net assets	1.39	%(e)	1.47%	1.31	%(b)	1.13	%(c)	1.54%	1.58%

Portfolio turnover rate(f)	102%		208%	209%		215%		212%	225%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.05 per share and 0.24% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.02 per share and 0.09% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Large Cap Value Insights Fund

	Class R6 Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022		2021		2020	2019

Per Share Data

Net asset value, beginning of period	$20.70		$21.49	$27.11		$19.20		$21.24	$21.56

Net investment income(a)	0.17		0.34	0.32	(b)	0.31	(c)	0.32	0.40

Net realized and unrealized gain (loss)	3.49		(0.33)	(1.47)		7.98		(2.02)	0.72

Total from investment operations	3.66		0.01	(1.15)		8.29		(1.70)	1.12

Distributions to shareholders from net investment income	(0.19)		(0.34)	(0.32)		(0.38)		(0.34)	(0.38)

Distributions to shareholders from net realized gains	(0.53)		(0.46)	(4.15)		–		–	(1.06)

Total distributions	(0.72)		(0.80)	(4.47)		(0.38)		(0.34)	(1.44)

Net asset value, end of period	$23.64		$20.70	$21.49		$27.11		$19.20	$21.24

Total Return(d)	17.88%		(0.09)%	(5.07)%		43.42%		(7.97)%	5.73%

Net assets, end of period (in 000’s)	$154,779		$138,745	$82,457		$79,348		$65,692	$73,981

Ratio of net expenses to average net assets	0.55	%(e)	0.56%	0.55%		0.55%		0.55%	0.55%

Ratio of total expenses to average net assets	0.64	%(e)	0.65%	0.63%		0.65%		0.66%	0.66%

Ratio of net investment income to average net assets	1.51	%(e)	1.58%	1.43	%(b)	1.26	%(c)	1.63%	1.84%

Portfolio turnover rate(f)	102%		208%	209%		215%		212%	225%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.05 per share and 0.24% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.02 per share and 0.09% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Large Cap Value Insights Fund

	Class R Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022		2021		2020	2019

Per Share Data

Net asset value, beginning of period	$20.56		$21.35	$26.96		$19.09		$21.12	$21.45

Net investment income(a)	0.10		0.21	0.18	(b)	0.16	(c)	0.19	0.23

Net realized and unrealized gain (loss)	3.46		(0.34)	(1.46)		7.93		(2.01)	0.74

Total from investment operations	3.56		(0.13)	(1.28)		8.09		(1.82)	0.97

Distributions to shareholders from net investment income	(0.13)		(0.20)	(0.18)		(0.22)		(0.21)	(0.24)

Distributions to shareholders from net realized gains	(0.53)		(0.46)	(4.15)		–		–	(1.06)

Total distributions	(0.66)		(0.66)	(4.33)		(0.22)		(0.21)	(1.30)

Net asset value, end of period	$23.46		$20.56	$21.35		$26.96		$19.09	$21.12

Total Return(d)	17.48%		(0.73)%	(5.66)%		42.57%		(8.58)%	5.01%

Net assets, end of period (in 000’s)	$4,453		$3,313	$4,764		$5,450		$4,885	$5,189

Ratio of net expenses to average net assets	1.17	%(e)	1.18%	1.18%		1.18%		1.19%	1.20%

Ratio of total expenses to average net assets	1.26	%(e)	1.28%	1.26%		1.28%		1.30%	1.32%

Ratio of net investment income to average net assets	0.88	%(e)	0.98%	0.81	%(b)	0.64	%(c)	0.99%	1.12%

Portfolio turnover rate(f)	102%		208%	209%		215%		212%	225%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.05 per share and 0.24% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.02 per share and 0.09% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS LARGE CAP VALUE INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Large Cap Value Insights Fund

	Class P Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022		2021		2020	2019

Per Share Data

Net asset value, beginning of period	$20.69		$21.48	$27.10		$19.19		$21.23	$21.55

Net investment income(a)	0.17		0.34	0.32	(b)	0.30	(c)	0.32	0.36

Net realized and unrealized gain (loss)	3.48		(0.33)	(1.47)		7.99		(2.02)	0.76

Total from investment operations	3.65		0.01	(1.15)		8.29		(1.70)	1.12

Distributions to shareholders from net investment income	(0.19)		(0.34)	(0.32)		(0.38)		(0.34)	(0.38)

Distributions to shareholders from net realized gains	(0.53)		(0.46)	(4.15)		–		–	(1.06)

Total distributions	(0.72)		(0.80)	(4.47)		(0.38)		(0.34)	(1.44)

Net asset value, end of period	$23.62		$20.69	$21.48		$27.10		$19.19	$21.23

Total Return(d)	17.84%		(0.09)%	(5.07)%		43.44%		(7.97)%	5.74%

Net assets, end of period (in 000’s)	$40,628		$41,804	$47,406		$46,078		$30,086	$33,601

Ratio of net expenses to average net assets	0.55	%(e)	0.56%	0.55%		0.55%		0.55%	0.56%

Ratio of total expenses to average net assets	0.64	%(e)	0.65%	0.63%		0.65%		0.66%	0.67%

Ratio of net investment income to average net assets	1.51	%(e)	1.58%	1.42	%(b)	1.23	%(c)	1.63%	1.75%

Portfolio turnover rate(f)	102%		208%	209%		215%		212%	225%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.05 per share and 0.24% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.02 per share and 0.09% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Small Cap Equity Insights Fund

	Class A Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023		2022		2021	2020	2019

Per Share Data

Net asset value, beginning of period	$20.59		$21.70		$35.35		$22.96	$25.62	$25.74

Net investment income (loss)(a)	0.04		0.10	(b)	0.05	(c)	(0.04)	(0.01)	0.05

Net realized and unrealized gain (loss)	4.66		(1.11)		(5.10)		12.48	(2.60)	1.23

Total from investment operations	4.70		(1.01)		(5.05)		12.44	(2.61)	1.28

Distributions to shareholders from net investment income	(0.10)		(0.10)		–		(0.05)	(0.05)	–

Distributions to shareholders from net realized gains	–		–		(8.60)		–	–	(1.40)

Total distributions	(0.10)		(0.10)		(8.60)		(0.05)	(0.05)	(1.40)

Net asset value, end of period	$25.19		$20.59		$21.70		$35.35	$22.96	$25.62

Total Return(d)	22.86%		(4.64)%		(17.64)%		54.23%	(10.18)%	5.64%

Net assets, end of period (in 000’s)	$28,051		$23,791		$33,325		$44,195	$34,071	$53,503

Ratio of net expenses to average net assets	1.20	%(e)	1.21%		1.21%		1.21%	1.22%	1.23%

Ratio of total expenses to average net assets	1.29	%(e)	1.30%		1.29%		1.29%	1.30%	1.34%

Ratio of net investment income (loss) to average net assets	0.33	%(e)	0.43	%(b)	0.22	%(c)	(0.13)%	(0.02)%	0.19%

Portfolio turnover rate(f)	80%		145%		155%		165%	141%	140%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.06 per share and 0.25% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.08 per share and 0.31% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Small Cap Equity Insights Fund

	Class C Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023		2022		2021	2020	2019

Per Share Data

Net asset value, beginning of period	$15.99		$16.89		$29.67		$19.39	$21.75	$22.23

Net investment loss(a)	(0.04)		(0.05	)(b)	(0.10	)(c)	(0.24)	(0.15)	(0.12)

Net realized and unrealized gain (loss)	3.62		(0.85)		(4.08)		10.52	(2.21)	1.04

Total from investment operations	3.58		(0.90)		(4.18)		10.28	(2.36)	0.92

Distributions to shareholders from net realized gains	–		–		(8.60)		–	–	(1.40)

Net asset value, end of period	$19.57		$15.99		$16.89		$29.67	$19.39	$21.75

Total Return(d)	22.33%		(5.33)%		(18.24)%		53.02%	(10.82)%	4.86%

Net assets, end of period (in 000’s)	$4,622		$3,749		$5,093		$7,503	$5,951	$7,785

Ratio of net expenses to average net assets	1.95	%(e)	1.96%		1.96%		1.96%	1.97%	1.98%

Ratio of total expenses to average net assets	2.04	%(e)	2.05%		2.04%		2.04%	2.05%	2.09%

Ratio of net investment loss to average net assets	(0.42	)%(e)	(0.32	)%(b)	(0.53	)%(c)	(0.88)%	(0.78)%	(0.57)%

Portfolio turnover rate(f)	80%		145%		155%		165%	141%	140%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.06 per share and 0.25% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.08 per share and 0.31% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Small Cap Equity Insights Fund

	Institutional Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023		2022		2021	2020	2019

Per Share Data

Net asset value, beginning of period	$21.91		$23.09		$36.92		$23.98	$26.74	$26.77

Net investment income(a)	0.09		0.19	(b)	0.15	(c)	0.09	0.08	0.14

Net realized and unrealized gain (loss)	4.95		(1.18)		(5.38)		13.00	(2.69)	1.29

Total from investment operations	5.04		(0.99)		(5.23)		13.09	(2.61)	1.43

Distributions to shareholders from net investment income	(0.20)		(0.19)		–		(0.15)	(0.15)	(0.06)

Distributions to shareholders from net realized gains	–		–		(8.60)		–	–	(1.40)

Total distributions	(0.20)		(0.19)		(8.60)		(0.15)	(0.15)	(1.46)

Net asset value, end of period	$26.75		$21.91		$23.09		$36.92	$23.98	$26.74

Total Return(d)	23.03%		(4.28)%		(17.31)%		54.73%	(9.82)%	6.03%

Net assets, end of period (in 000’s)	$110,680		$90,070		$144,712		$226,678	$216,274	$290,652

Ratio of net expenses to average net assets	0.84	%(e)	0.85%		0.84%		0.84%	0.84%	0.85%

Ratio of total expenses to average net assets	0.93	%(e)	0.94%		0.92%		0.93%	0.92%	0.96%

Ratio of net investment income to average net assets	0.69	%(e)	0.81	%(b)	0.60	%(c)	0.28%	0.34%	0.54%

Portfolio turnover rate(f)	80%		145%		155%		165%	141%	140%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.06 per share and 0.25% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.08 per share and 0.31% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Small Cap Equity Insights Fund

	Service Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023		2022		2021	2020	2019

Per Share Data

Net asset value, beginning of period	$20.05		$21.13		$34.68		$22.55	$25.17	$25.34

Net investment income (loss)(a)	0.03		0.06	(b)	0.02	(c)	(0.08)	(0.03)	0.01

Net realized and unrealized gain (loss)	4.52		(1.06)		(4.97)		12.25	(2.56)	1.22

Total from investment operations	4.55		(1.00)		(4.95)		12.17	(2.59)	1.23

Distributions to shareholders from net investment income	(0.09)		(0.08)		–		(0.04)	(0.03)	–

Distributions to shareholders from net realized gains	–		–		(8.60)		–	–	(1.40)

Total distributions	(0.09)		(0.08)		(8.60)		(0.04)	(0.03)	(1.40)

Net asset value, end of period	$24.51		$20.05		$21.13		$34.68	$22.55	$25.17

Total Return(d)	22.70%		(4.76)%		(17.73)%		54.06%	(10.29)%	5.52%

Net assets, end of period (in 000’s)	$797		$1,914		$2,357		$3,701	$2,867	$3,141

Ratio of net expenses to average net assets	1.34	%(e)	1.35%		1.34%		1.34%	1.34%	1.35%

Ratio of total expenses to average net assets	1.43	%(e)	1.44%		1.42%		1.43%	1.42%	1.45%

Ratio of net investment income (loss) to average net assets	0.29	%(e)	0.28	%(b)	0.10	%(c)	(0.26)%	(0.15)%	0.04%

Portfolio turnover rate(f)	80%		145%		155%		165%	141%	140%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.06 per share and 0.25% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.08 per share and 0.31% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Small Cap Equity Insights Fund

	Investor Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023		2022		2021	2020	2019

Per Share Data

Net asset value, beginning of period	$20.51		$21.62		$35.18		$22.85	$25.50	$25.62

Net investment income(a)	0.07		0.15	(b)	0.12	(c)	0.05	0.05	0.09

Net realized and unrealized gain (loss)	4.63		(1.10)		(5.08)		12.40	(2.58)	1.24

Total from investment operations	4.70		(0.95)		(4.96)		12.45	(2.53)	1.33

Distributions to shareholders from net investment income	(0.17)		(0.16)		–		(0.12)	(0.12)	(0.05)

Distributions to shareholders from net realized gains	–		–		(8.60)		–	–	(1.40)

Total distributions	(0.17)		(0.16)		(8.60)		(0.12)	(0.12)	(1.45)

Net asset value, end of period	$25.04		$20.51		$21.62		$35.18	$22.85	$25.50

Total Return(d)	22.96%		(4.38)%		(17.42)%		54.61%	(9.95)%	5.90%

Net assets, end of period (in 000’s)	$33,592		$27,490		$30,746		$66,963	$64,724	$74,881

Ratio of net expenses to average net assets	0.95	%(e)	0.96%		0.96%		0.96%	0.97%	0.99%

Ratio of total expenses to average net assets	1.04	%(e)	1.05%		1.04%		1.05%	1.05%	1.09%

Ratio of net investment income to average net assets	0.58	%(e)	0.67	%(b)	0.50	%(c)	0.15%	0.22%	0.40%

Portfolio turnover rate(f)	80%		145%		155%		165%	141%	140%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.06 per share and 0.25% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.08 per share and 0.31% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Small Cap Equity Insights Fund

	Class R6 Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023		2022		2021	2020	2019

Per Share Data

Net asset value, beginning of period	$21.91		$23.10		$36.93		$23.98	$26.74	$26.77

Net investment income(a)	0.09		0.19	(b)	0.15	(c)	0.11	0.09	0.16

Net realized and unrealized gain (loss)	4.95		(1.18)		(5.38)		13.00	(2.70)	1.27

Total from investment operations	5.04		(0.99)		(5.23)		13.11	(2.61)	1.43

Distributions to shareholders from net investment income	(0.20)		(0.20)		–		(0.16)	(0.15)	(0.06)

Distributions to shareholders from net realized gains	–		–		(8.60)		–	–	(1.40)

Total distributions	(0.20)		(0.20)		(8.60)		(0.16)	(0.15)	(1.46)

Net asset value, end of period	$26.75		$21.91		$23.10		$36.93	$23.98	$26.74

Total Return(d)	23.06%		(4.30)%		(17.30)%		54.82%	(9.81)%	6.05%

Net assets, end of period (in 000’s)	$91,891		$67,575		$83,140		$100,558	$119,496	$153,129

Ratio of net expenses to average net assets	0.83	%(e)	0.84%		0.83%		0.83%	0.83%	0.84%

Ratio of total expenses to average net assets	0.92	%(e)	0.93%		0.91%		0.91%	0.91%	0.94%

Ratio of net investment income to average net assets	0.69	%(e)	0.79	%(b)	0.59	%(c)	0.34%	0.36%	0.63%

Portfolio turnover rate(f)	80%		145%		155%		165%	141%	140%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.06 per share and 0.25% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.08 per share and 0.31% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Small Cap Equity Insights Fund

	Class R Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023		2022		2021	2020	2019

Per Share Data

Net asset value, beginning of period	$19.80		$20.86		$34.39		$22.36	$24.96	$25.18

Net investment income (loss)(a)	0.01		0.05	(b)	(0.01	)(c)	(0.11)	(0.06)	(0.02)

Net realized and unrealized gain (loss)	4.47		(1.06)		(4.92)		12.15	(2.54)	1.20

Total from investment operations	4.48		(1.01)		(4.93)		12.04	(2.60)	1.18

Distributions to shareholders from net investment income	–		(0.05)		–		(0.01)	–	–

Distributions to shareholders from net realized gains	–		–		(8.60)		–	–	(1.40)

Total distributions	–		(0.05)		(8.60)		(0.01)	–	(1.40)

Net asset value, end of period	$24.28		$19.80		$20.86		$34.39	$22.36	$24.96

Total Return(d)	22.63%		(4.84)%		(17.83)%		53.83%	(10.39)%	5.35%

Net assets, end of period (in 000’s)	$3,701		$3,035		$12,023		$15,767	$13,817	$16,562

Ratio of net expenses to average net assets	1.45	%(e)	1.46%		1.46%		1.46%	1.47%	1.48%

Ratio of total expenses to average net assets	1.54	%(e)	1.56%		1.54%		1.54%	1.55%	1.59%

Ratio of net investment income (loss) to average net assets	0.08	%(e)	0.26	%(b)	(0.04	)%(c)	(0.36)%	(0.28)%	(0.08)%

Portfolio turnover rate(f)	80%		145%		155%		165%	141%	140%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.06 per share and 0.25% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.08 per share and 0.31% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS SMALL CAP EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Small Cap Equity Insights Fund

	Class P Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023		2022		2021	2020	2019

Per Share Data

Net asset value, beginning of period	$21.91		$23.09		$36.92		$23.98	$26.74	$26.77

Net investment income(a)	0.09		0.19	(b)	0.15	(c)	0.08	0.09	0.13

Net realized and unrealized gain (loss)	4.94		(1.17)		(5.38)		13.02	(2.70)	1.30

Total from investment operations	5.03		(0.98)		(5.23)		13.10	(2.61)	1.43

Distributions to shareholders from net investment income	(0.20)		(0.20)		–		(0.16)	(0.15)	(0.06)

Distributions to shareholders from net realized gains	–		–		(8.60)		–	–	(1.40)

Total distributions	(0.20)		(0.20)		(8.60)		(0.16)	(0.15)	(1.46)

Net asset value, end of period	$26.74		$21.91		$23.09		$36.92	$23.98	$26.74

Total Return(d)	23.01%		(4.26)%		(17.31)%		54.78%	(9.81)%	6.06%

Net assets, end of period (in 000’s)	$120,993		$106,501		$140,356		$144,239	$87,170	$106,039

Ratio of net expenses to average net assets	0.83	%(e)	0.84%		0.83%		0.83%	0.83%	0.84%

Ratio of total expenses to average net assets	0.92	%(e)	0.93%		0.91%		0.92%	0.91%	0.94%

Ratio of net investment income to average net assets	0.70	%(e)	0.80	%(b)	0.58	%(c)	0.23%	0.36%	0.53%

Portfolio turnover rate(f)	80%		145%		155%		165%	141%	140%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.06 per share and 0.25% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.08 per share and 0.31% of average net assets.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Small Cap Growth Insights Fund

	Class A Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023		2022		2021	2020	2019

Per Share Data

Net asset value, beginning of period	$11.42		$11.94		$47.18		$34.29	$35.08	$37.25

Net investment loss(a)	(0.03)		(0.04	)(b)	(0.05	)(c)	(0.28)	(0.17)	(0.12)

Net realized and unrealized gain (loss)	2.68		(0.46)		(6.01)		14.62	(0.13)	1.76

Total from investment operations	2.65		(0.50)		(6.06)		14.34	(0.30)	1.64

Distributions to shareholders from net investment income	–		(0.02)		–		(0.04)	– (d)	–

Distributions to shareholders from net realized gains	–		–		(29.18)		(1.41)	(0.49)	(3.81)

Total distributions	–		(0.02)		(29.18)		(1.45)	(0.49)	(3.81)

Net asset value, end of period	$14.07		$11.42		$11.94		$47.18	$34.29	$35.08

Total Return(e)	23.20%		(4.15)%		(25.73)%		42.51%	(0.95)%	5.65%

Net assets, end of period (in 000’s)	$31,419		$27,037		$32,695		$59,166	$50,865	$84,557

Ratio of net expenses to average net assets	1.20	%(f)	1.21%		1.21%		1.21%	1.22%	1.24%

Ratio of total expenses to average net assets	1.42	%(f)	1.45%		1.40%		1.33%	1.30%	1.32%

Ratio of net investment loss to average net assets	(0.37	)%(f)	(0.36	)%(b)	(0.37	)%(c)	(0.64)%	(0.51)%	(0.36)%

Portfolio turnover rate(g)	78%		153%		155%		170%	144%	140%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.02 per share and 0.13% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.07 per share and 0.34% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Small Cap Growth Insights Fund

	Class C Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023		2022		2021	2020	2019

Per Share Data*

Net asset value, beginning of period	$18.46		$19.39		$306.54		$227.34	$235.44	$260.82

Net investment loss(a)	(0.12)		(0.22	)(b)	(0.24	)(c)	(4.05)	(2.79)	(2.52)

Net realized and unrealized gain (loss)	4.32		(0.71)		(24.29)		96.30	(0.90)	11.43

Total from investment operations	4.20		(0.93)		(24.53)		92.25	(3.69)	8.91

Distributions to shareholders from net investment income	–		–		–		(0.36)	– (d)	–

Distributions to shareholders from net realized gains	–		–		(262.62)		(12.69)	(4.41)	(34.29)

Total distributions	–		–		(262.62)		(13.05)	(4.41)	(34.29)

Net asset value, end of period	$22.66		$18.46		$19.39		$306.54	$227.34	$235.44

Total Return(e)	22.75%		(4.80)%		(26.49)%		41.47%	(1.70)%	4.92%

Net assets, end of period (in 000’s)	$2,844		$2,829		$4,687		$7,866	$6,439	$8,303

Ratio of net expenses to average net assets	1.95	%(f)	1.96%		1.96%		1.96%	1.97%	1.99%

Ratio of total expenses to average net assets	2.17	%(f)	2.21%		2.14%		2.08%	2.05%	2.07%

Ratio of net investment loss to average net assets	(1.11	)%(f)	(1.08	)%(b)	(1.10	)%(c)	(1.39)%	(1.26)%	(1.11)%

Portfolio turnover rate(g)	78%		153%		155%		170%	144%	140%

*	On June 10, 2022, the Fund’s Class C Shares affected a 9-for-1 reverse share split. All per share data prior to June 10, 2022 has been adjusted to reflect the reverse share split.
(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.02 per share and 0.13% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.07 per share and 0.34% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Small Cap Growth Insights Fund

	Institutional Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023		2022		2021	2020	2019

Per Share Data

Net asset value, beginning of period	$18.70		$19.51		$57.27		$41.22	$41.92	$43.56

Net investment income (loss)(a)	–	(b)	–	(b)(c)	0.01	(d)	(0.13)	(0.05)	0.01

Net realized and unrealized gain (loss)	4.38		(0.74)		(8.59)		17.63	(0.16)	2.16

Total from investment operations	4.38		(0.74)		(8.58)		17.50	(0.21)	2.17

Distributions to shareholders from net investment income	–		(0.06)		–		(0.04)	– (b)	–

Distributions to shareholders from net realized gains	–		–		(29.18)		(1.41)	(0.49)	(3.81)

Distributions to shareholders from return of capital	–		(0.01)		–		–	–	–

Total distributions	–		(0.07)		(29.18)		(1.45)	(0.49)	(3.81)

Net asset value, end of period	$23.08		$18.70		$19.51		$57.27	$41.22	$41.92

Total Return(e)	23.42%		(3.78)%		(25.48)%		43.04%	(0.57)%	6.08%

Net assets, end of period (in 000’s)	$31,266		$27,490		$43,621		$163,028	$200,116	$349,348

Ratio of net expenses to average net assets	0.84	%(f)	0.85%		0.84%		0.84%	0.84%	0.85%

Ratio of total expenses to average net assets	1.06	%(f)	1.09%		1.01%		0.96%	0.92%	0.93%

Ratio of net investment income (loss) to average net assets	(0.01	)%(f)	0.02	%(c)	0.04	%(d)	(0.25)%	(0.13)%	0.02%

Portfolio turnover rate(g)	78%		153%		155%		170%	144%	140%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Reflects income recognized from special dividends which amounts to $0.02 per share and 0.13% of average net assets.
(d)	Reflects income recognized from special dividends which amounts to $0.07 per share and 0.34% of average net assets.
(e)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Small Cap Growth Insights Fund

	Investor Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023		2022		2021	2020	2019

Per Share Data

Net asset value, beginning of period	$12.73		$13.29		$48.95		$35.44	$36.16	$38.18

Net investment loss(a)	(0.01)		(0.01	)(b)	(0.02	)(c)	(0.15)	(0.09)	(0.04)

Net realized and unrealized gain (loss)	2.98		(0.50)		(6.46)		15.11	(0.14)	1.83

Total from investment operations	2.97		(0.51)		(6.48)		14.96	(0.23)	1.79

Distributions to shareholders from net investment income	–		(0.05)		–		(0.04)	– (d)	–

Distributions to shareholders from net realized gains	–		–		(29.18)		(1.41)	(0.49)	(3.81)

Total distributions	–		(0.05)		(29.18)		(1.45)	(0.49)	(3.81)

Net asset value, end of period	$15.70		$12.73		$13.29		$48.95	$35.44	$36.16

Total Return(e)	23.33%		(3.85)%		(25.59)%		42.89%	(0.72)%	5.93%

Net assets, end of period (in 000’s)	$14,960		$15,956		$20,880		$66,827	$442,743	$378,807

Ratio of net expenses to average net assets	0.95	%(f)	0.96%		0.96%		0.96%	0.97%	0.99%

Ratio of total expenses to average net assets	1.17	%(f)	1.21%		1.14%		1.06%	1.05%	1.07%

Ratio of net investment loss to average net assets	(0.12	)%(f)	(0.11	)%(b)	(0.10	)%(c)	(0.32)%	(0.26)%	(0.12)%

Portfolio turnover rate(g)	78%		153%		155%		170%	144%	140%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.02 per share and 0.13% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.07 per share and 0.34% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Small Cap Growth Insights Fund

	Class R6 Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023		2022		2021	2020	2019

Per Share Data

Net asset value, beginning of period	$18.74		$19.54		$57.31		$41.24	$41.95	$43.58

Net investment income (loss)(a)	–	(b)	0.01	(c)	0.02	(d)	(0.10)	(0.05)	–

Net realized and unrealized gain (loss)	4.39		(0.74)		(8.61)		17.62	(0.17)	2.18

Total from investment operations	4.39		(0.73)		(8.59)		17.52	(0.22)	2.18

Distributions to shareholders from net investment income	–		(0.06)		–		(0.04)	– (b)	–

Distributions to shareholders from net realized gains	–		–		(29.18)		(1.41)	(0.49)	(3.81)

Distributions to shareholders from return of capital	–		(0.01)		–		–	–	–

Total distributions	–		(0.07)		(29.18)		(1.45)	(0.49)	(3.81)

Net asset value, end of period	$23.13		$18.74		$19.54		$57.31	$41.24	$41.95

Total Return(e)	23.43%		(3.78)%		(25.45)%		43.07%	(0.57)%	6.08%

Net assets, end of period (in 000’s)	$7,412		$7,222		$17,370		$96,907	$263,023	$307,820

Ratio of net expenses to average net assets	0.83	%(f)	0.84%		0.83%		0.83%	0.83%	0.84%

Ratio of total expenses to average net assets	1.05	%(f)	1.10%		0.99%		0.93%	0.91%	0.93%

Ratio of net investment income (loss) to average net assets	(0.00	)%(f)(g)	0.07	%(c)	0.07	%(d)	(0.19)%	(0.12)%	(0.01)%

Portfolio turnover rate(h)	78%		153%		155%		170%	144%	140%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Reflects income recognized from special dividends which amounts to $0.02 per share and 0.13% of average net assets.
(d)	Reflects income recognized from special dividends which amounts to $0.07 per share and 0.34% of average net assets.
(e)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(f)	Annualized.
(g)	Amount is less than 0.005%.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Small Cap Growth Insights Fund

	Class R Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023		2022		2021	2020	2019

Per Share Data

Net asset value, beginning of period	$9.71		$10.16		$44.83		$32.71	$33.58	$35.90

Net investment loss(a)	(0.04)		(0.06	)(b)	(0.08	)(c)	(0.36)	(0.25)	(0.20)

Net realized and unrealized gain (loss)	2.28		(0.39)		(5.41)		13.93	(0.13)	1.69

Total from investment operations	2.24		(0.45)		(5.49)		13.57	(0.38)	1.49

Distributions to shareholders from net investment income	–		–		–		(0.04)	– (d)	–

Distributions to shareholders from net realized gains	–		–		(29.18)		(1.41)	(0.49)	(3.81)

Total distributions	–		–		(29.18)		(1.45)	(0.49)	(3.81)

Net asset value, end of period	$11.95		$9.71		$10.16		$44.83	$32.71	$33.58

Total Return(e)	23.07%		(4.43)%		(25.92)%		42.20%	(1.23)%	5.42%

Net assets, end of period (in 000’s)	$3,368		$3,130		$3,863		$6,605	$8,168	$19,707

Ratio of net expenses to average net assets	1.45	%(f)	1.46%		1.46%		1.46%	1.47%	1.49%

Ratio of total expenses to average net assets	1.67	%(f)	1.70%		1.65%		1.57%	1.55%	1.57%

Ratio of net investment loss to average net assets	(0.61	)%(f)	(0.61	)%(b)	(0.64	)%(c)	(0.86)%	(0.77)%	(0.61)%

Portfolio turnover rate(g)	78%		153%		155%		170%	144%	140%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.02 per share and 0.13% of average net assets.
(c)	Reflects income recognized from special dividends which amounts to $0.07 per share and 0.34% of average net assets.
(d)	Amount is less than $0.005 per share.
(e)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP GROWTH INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Small Cap Growth Insights Fund

	Class P Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023		2022		2021	2020	2019

Per Share Data

Net asset value, beginning of period	$18.73		$19.54		$57.31		$41.24	$41.94	$43.58

Net investment income (loss)(a)	(0.01)		–	(b)(c)	–	(c)(d)	(0.13)	(0.05)	0.01

Net realized and unrealized gain (loss)	4.40		(0.73)		(8.59)		17.65	(0.16)	2.16

Total from investment operations	4.39		(0.73)		(8.59)		17.52	(0.21)	2.17

Distributions to shareholders from net investment income	–		(0.07)		–		(0.04)	– (c)	–

Distributions to shareholders from net realized gains	–		–		(29.18)		(1.41)	(0.49)	(3.81)

Distributions to shareholders from return of capital	–		(0.01)		–		–	–	–

Total distributions	–		(0.08)		(29.18)		(1.45)	(0.49)	(3.81)

Net asset value, end of period	$23.12		$18.73		$19.54		$57.31	$41.24	$41.94

Total Return(e)	23.44%		(3.74)%		(25.49)%		43.07%	(0.57)%	6.08%

Net assets, end of period (in 000’s)	$22,427		$4,739		$5,274		$10,801	$10,241	$12,534

Ratio of net expenses to average net assets	0.83	%(f)	0.84%		0.83%		0.83%	0.83%	0.84%

Ratio of total expenses to average net assets	1.05	%(f)	1.08%		1.01%		0.95%	0.91%	0.93%

Ratio of net investment income (loss) to average net assets	(0.09	)%(f)	0.02	%(b)	–	%(d)	(0.25)%	(0.12)%	0.02%

Portfolio turnover rate(g)	78%		153%		155%		170%	144%	140%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.02 per share and 0.13% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)	Reflects income recognized from special dividends which amounts to $0.07 per share and 0.34% of average net assets.
(e)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Small Cap Value Insights Fund

	Class A Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of period	$30.81		$34.42	$53.90		$32.93	$39.69	$42.30

Net investment income(a)	0.17		0.41	0.27	(b)	0.24	0.19	0.25

Net realized and unrealized gain (loss)	6.08		(2.86)	(4.48)		21.00	(6.70)	1.17

Total from investment operations	6.25		(2.45)	(4.21)		21.24	(6.51)	1.42

Distributions to shareholders from net investment income	(0.66)		(0.50)	(0.31)		(0.27)	(0.25)	(0.19)

Distributions to shareholders from net realized gains	–		(0.66)	(14.96)		–	–	(3.84)

Total distributions	(0.66)		(1.16)	(15.27)		(0.27)	(0.25)	(4.03)

Net asset value, end of period	$36.40		$30.81	$34.42		$53.90	$32.93	$39.69

Total Return(c)	20.30%		(7.32)%	(9.67)%		64.75%	(16.49)%	4.40%

Net assets, end of period (in 000’s)	$108,233		$101,472	$119,953		$154,971	$98,493	$132,886

Ratio of net expenses to average net assets	1.20	%(d)	1.21%	1.21%		1.21%	1.22%	1.25%

Ratio of total expenses to average net assets	1.25	%(d)	1.27%	1.26%		1.26%	1.31%	1.39%

Ratio of net investment income to average net assets	0.94	%(d)	1.25%	0.73	%(b)	0.49%	0.56%	0.67%

Portfolio turnover rate(e)	66%		136%	173%		187%	153%	142%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.15 per share and 0.33% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Small Cap Value Insights Fund

	Class C Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of period	$16.26		$18.74	$36.61		$22.48	$27.24	$30.35

Net investment income (loss)(a)	0.02		0.09	–	(b)(c)	(0.08)	(0.04)	(0.02)

Net realized and unrealized gain (loss)	3.20		(1.53)	(2.69)		14.32	(4.61)	0.75

Total from investment operations	3.22		(1.44)	(2.69)		14.24	(4.65)	0.73

Distributions to shareholders from net investment income	(0.55)		(0.38)	(0.22)		(0.11)	(0.11)	–

Distributions to shareholders from net realized gains	–		(0.66)	(14.96)		–	–	(3.84)

Total distributions	(0.55)		(1.04)	(15.18)		(0.11)	(0.11)	(3.84)

Net asset value, end of period	$18.93		$16.26	$18.74		$36.61	$22.48	$27.24

Total Return(d)	19.84%		(8.01)%	(10.33)%		63.49%	(17.11)%	3.67%

Net assets, end of period (in 000’s)	$2,804		$2,648	$4,536		$7,118	$5,313	$7,961

Ratio of net expenses to average net assets	1.95	%(e)	1.96%	1.96%		1.96%	1.97%	2.00%

Ratio of total expenses to average net assets	2.00	%(e)	2.02%	2.01%		2.01%	2.06%	2.14%

Ratio of net investment income (loss) to average net assets	0.19	%(e)	0.52%	(0.02	)%(b)	(0.25)%	(0.19)%	(0.07)%

Portfolio turnover rate(f)	66%		136%	173%		187%	153%	142%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.15 per share and 0.33% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Small Cap Value Insights Fund

	Institutional Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of period	$47.25		$52.11	$73.39		$44.70	$53.74	$55.71

Net investment income(a)	0.36		0.82	0.60	(b)	0.56	0.43	0.47

Net realized and unrealized gain (loss)	9.32		(4.39)	(6.48)		28.53	(9.07)	1.73

Total from investment operations	9.68		(3.57)	(5.88)		29.09	(8.64)	2.20

Distributions to shareholders from net investment income	(0.78)		(0.63)	(0.44)		(0.40)	(0.40)	(0.33)

Distributions to shareholders from net realized gains	–		(0.66)	(14.96)		–	–	(3.84)

Total distributions	(0.78)		(1.29)	(15.40)		(0.40)	(0.40)	(4.17)

Net asset value, end of period	$56.15		$47.25	$52.11		$73.39	$44.70	$53.74

Total Return(c)	20.50%		(6.98)%	(9.32)%		65.37%	(16.19)%	4.81%

Net assets, end of period (in 000’s)	$299,879		$269,189	$347,239		$379,380	$190,491	$192,820

Ratio of net expenses to average net assets	0.84	%(d)	0.85%	0.84%		0.84%	0.84%	0.87%

Ratio of total expenses to average net assets	0.89	%(d)	0.90%	0.89%		0.89%	0.93%	1.02%

Ratio of net investment income to average net assets	1.30	%(d)	1.62%	1.09	%(b)	0.86%	0.93%	0.96%

Portfolio turnover rate(e)	66%		136%	173%		187%	153%	142%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.15 per share and 0.33% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Small Cap Value Insights Fund

	Investor Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of period	$30.62		$34.20	$53.64		$32.77	$39.53	$42.18

Net investment income(a)	0.23		0.51	0.37	(b)	0.36	0.25	0.30

Net realized and unrealized gain (loss)	6.03		(2.87)	(4.46)		20.88	(6.64)	1.20

Total from investment operations	6.26		(2.36)	(4.09)		21.24	(6.39)	1.50

Distributions to shareholders from net investment income	(0.69)		(0.56)	(0.39)		(0.37)	(0.37)	(0.31)

Distributions to shareholders from net realized gains	–		(0.66)	(14.96)		–	–	(3.84)

Total distributions	(0.69)		(1.22)	(15.35)		(0.37)	(0.37)	(4.15)

Net asset value, end of period	$36.19		$30.62	$34.20		$53.64	$32.77	$39.53

Total Return(c)	20.45%		(7.07)%	(9.44)%		65.17%	(16.32)%	4.69%

Net assets, end of period (in 000’s)	$73,980		$157,291	$336,969		$363,808	$273,560	$59,800

Ratio of net expenses to average net assets	0.95	%(d)	0.96%	0.96%		0.96%	0.97%	1.01%

Ratio of total expenses to average net assets	1.00	%(d)	1.02%	1.01%		1.01%	1.06%	1.15%

Ratio of net investment income to average net assets	1.30	%(d)	1.54%	0.99	%(b)	0.75%	0.77%	0.83%

Portfolio turnover rate(e)	66%		136%	173%		187%	153%	142%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.15 per share and 0.33% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Small Cap Value Insights Fund

	Class R6 Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of period	$47.24		$52.10	$73.38		$44.70	$53.73	$55.71

Net investment income(a)	0.36		0.82	0.62	(b)	0.57	0.43	0.45

Net realized and unrealized gain (loss)	9.32		(4.39)	(6.49)		28.51	(9.06)	1.75

Total from investment operations	9.68		(3.57)	(5.87)		29.08	(8.63)	2.20

Distributions to shareholders from net investment income	(0.78)		(0.63)	(0.45)		(0.40)	(0.40)	(0.34)

Distributions to shareholders from net realized gains	–		(0.66)	(14.96)		–	–	(3.84)

Total distributions	(0.78)		(1.29)	(15.41)		(0.40)	(0.40)	(4.18)

Net asset value, end of period	$56.14		$47.24	$52.10		$73.38	$44.70	$53.73

Total Return(c)	20.52%		(6.97)%	(9.31)%		65.36%	(16.17)%	4.83%

Net assets, end of period (in 000’s)	$291,622		$243,638	$273,667		$306,101	$158,330	$118,331

Ratio of net expenses to average net assets	0.83	%(d)	0.84%	0.83%		0.83%	0.83%	0.86%

Ratio of total expenses to average net assets	0.88	%(d)	0.89%	0.88%		0.88%	0.93%	1.00%

Ratio of net investment income to average net assets	1.31	%(d)	1.62%	1.11	%(b)	0.86%	0.94%	0.91%

Portfolio turnover rate(e)	66%		136%	173%		187%	153%	142%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.15 per share and 0.33% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

84	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Small Cap Value Insights Fund

	Class R Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of period	$29.68		$33.20	$52.56		$32.21	$38.96	$41.63

Net investment income(a)	0.12		0.32	0.17	(b)	0.11	0.10	0.08

Net realized and unrealized gain (loss)	5.86		(2.77)	(4.33)		20.52	(6.56)	1.22

Total from investment operations	5.98		(2.45)	(4.16)		20.63	(6.46)	1.30

Distributions to shareholders from net investment income	(0.59)		(0.41)	(0.24)		(0.28)	(0.29)	(0.13)

Distributions to shareholders from net realized gains	–		(0.66)	(14.96)		–	–	(3.84)

Total distributions	(0.59)		(1.07)	(15.20)		(0.28)	(0.29)	(3.97)

Net asset value, end of period	$35.07		$29.68	$33.20		$52.56	$32.21	$38.96

Total Return(c)	20.15%		(7.56)%	(9.88)%		64.31%	(16.70)%	4.14%

Net assets, end of period (in 000’s)	$18,829		$16,443	$18,476		$22,584	$14,038	$8,514

Ratio of net expenses to average net assets	1.45	%(d)	1.46%	1.46%		1.46%	1.47%	1.53%

Ratio of total expenses to average net assets	1.50	%(d)	1.52%	1.51%		1.51%	1.56%	1.69%

Ratio of net investment income to average net assets	0.69	%(d)	0.99%	0.47	%(b)	0.24%	0.30%	0.23%

Portfolio turnover rate(e)	66%		136%	173%		187%	153%	142%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.15 per share and 0.33% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	85

GOLDMAN SACHS SMALL CAP VALUE INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Small Cap Value Insights Fund

	Class P Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of period	$47.23		$52.09	$73.38		$44.69	$53.72	$55.70

Net investment income(a)	0.35		0.82	0.61	(b)	0.57	0.44	0.54

Net realized and unrealized gain (loss)	9.34		(4.38)	(6.49)		28.52	(9.07)	1.66

Total from investment operations	9.69		(3.56)	(5.88)		29.09	(8.63)	2.20

Distributions to shareholders from net investment income	(0.79)		(0.64)	(0.45)		(0.40)	(0.40)	(0.34)

Distributions to shareholders from net realized gains	–		(0.66)	(14.96)		–	–	(3.84)

Total distributions	(0.79)		(1.30)	(15.41)		(0.40)	(0.40)	(4.18)

Net asset value, end of period	$56.13		$47.23	$52.09		$73.38	$44.69	$53.72

Total Return(c)	20.53%		(6.97)%	(9.32)%		65.36%	(16.18)%	4.82%

Net assets, end of period (in 000’s)	$53,711		$34,930	$42,933		$45,484	$28,504	$47,977

Ratio of net expenses to average net assets	0.83	%(d)	0.84%	0.83%		0.83%	0.83%	0.85%

Ratio of total expenses to average net assets	0.88	%(d)	0.89%	0.88%		0.88%	0.92%	0.99%

Ratio of net investment income to average net assets	1.28	%(d)	1.62%	1.10	%(b)	0.88%	0.94%	1.07%

Portfolio turnover rate(e)	66%		136%	173%		187%	153%	142%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.15 per share and 0.33% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

86	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	U.S. Equity Insights Fund

	Class A Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of period	$51.10		$48.39	$72.68		$53.72	$49.48	$47.72

Net investment income(a)	0.08		0.20	0.33	(b)	0.20	0.28	0.44

Net realized and unrealized gain (loss)	10.44		2.85	(8.80)		21.27	4.67	3.14

Total from investment operations	10.52		3.05	(8.47)		21.47	4.95	3.58

Distributions to shareholders from net investment income	(0.22)		(0.34)	(0.25)		(0.28)	(0.71)	(0.17)

Distributions to shareholders from net realized gains	(1.21)		–	(15.57)		(2.23)	–	(1.65)

Total distributions	(1.43)		(0.34)	(15.82)		(2.51)	(0.71)	(1.82)

Net asset value, end of period	$60.19		$51.10	$48.39		$72.68	$53.72	$49.48

Total Return(c)	20.79%		6.37%	(14.87)%		41.26%	10.04%	7.98%

Net assets, end of period (in 000’s)	$315,736		$276,758	$288,769		$380,721	$294,540	$299,440

Ratio of net expenses to average net assets	0.92	%(d)	0.93%	0.93%		0.93%	0.94%	0.94%

Ratio of total expenses to average net assets	0.96	%(d)	0.97%	0.97%		0.97%	1.00%	1.01%

Ratio of net investment income to average net assets	0.29	%(d)	0.40%	0.62	%(b)	0.31%	0.55%	0.93%

Portfolio turnover rate(e)	99%		203%	205%		214%	213%	199%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.13 per share and 0.23% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	87

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	U.S. Equity Insights Fund

	Class C Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of period	$43.18		$40.94	$64.06		$47.71	$44.04	$42.80

Net investment income (loss)(a)	(0.11)		(0.14)	(0.06	)(b)	(0.25)	(0.09)	0.08

Net realized and unrealized gain (loss)	8.80		2.41	(7.49)		18.83	4.16	2.81

Total from investment operations	8.69		2.27	(7.55)		18.58	4.07	2.89

Distributions to shareholders from net investment income	–		(0.03)	–		–	(0.40)	–

Distributions to shareholders from net realized gains	(1.21)		–	(15.57)		(2.23)	–	(1.65)

Total distributions	(1.21)		(0.03)	(15.57)		(2.23)	(0.40)	(1.65)

Net asset value, end of period	$50.66		$43.18	$40.94		$64.06	$47.71	$44.04

Total Return(c)	20.33%		5.56%	(15.50)%		40.22%	9.25%	7.20%

Net assets, end of period (in 000’s)	$13,920		$12,429	$14,311		$19,252	$16,275	$15,854

Ratio of net expenses to average net assets	1.67	%(d)	1.68%	1.68%		1.68%	1.69%	1.69%

Ratio of total expenses to average net assets	1.71	%(d)	1.72%	1.72%		1.72%	1.75%	1.76%

Ratio of net investment income (loss) to average net assets	(0.46	)%(d)	(0.34)%	(0.13	)%(b)	(0.44)%	(0.20)%	0.18%

Portfolio turnover rate(e)	99%		203%	205%		214%	213%	199%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.13 per share and 0.23% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

88	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	U.S. Equity Insights Fund

	Institutional Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of period	$53.54		$50.70	$75.37		$55.60	$51.16	$49.30

Net investment income(a)	0.20		0.41	0.55	(b)	0.45	0.50	0.72

Net realized and unrealized gain (loss)	10.92		2.97	(9.20)		22.02	4.82	3.14

Total from investment operations	11.12		3.38	(8.65)		22.47	5.32	3.86

Distributions to shareholders from net investment income	(0.41)		(0.54)	(0.45)		(0.47)	(0.88)	(0.35)

Distributions to shareholders from net realized gains	(1.21)		–	(15.57)		(2.23)	–	(1.65)

Total distributions	(1.62)		(0.54)	(16.02)		(2.70)	(0.88)	(2.00)

Net asset value, end of period	$63.04		$53.54	$50.70		$75.37	$55.60	$51.16

Total Return(c)	21.01%		6.75%	(14.55)%		41.79%	10.47%	8.39%

Net assets, end of period (in 000’s)	$286,581		$243,864	$253,657		$325,457	$255,177	$295,408

Ratio of net expenses to average net assets	0.56	%(d)	0.57%	0.56%		0.56%	0.56%	0.55%

Ratio of total expenses to average net assets	0.60	%(d)	0.61%	0.60%		0.60%	0.62%	0.60%

Ratio of net investment income to average net assets	0.65	%(d)	0.77%	0.99	%(b)	0.68%	0.94%	1.40%

Portfolio turnover rate(e)	99%		203%	205%		214%	213%	199%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.13 per share and 0.23% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	89

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	U.S. Equity Insights Fund

	Service Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of period	$50.69		$48.01	$72.21		$53.38	$49.19	$47.41

Net investment income(a)	0.04		0.13	0.26	(b)	0.11	0.22	0.38

Net realized and unrealized gain (loss)	10.35		2.82	(8.74)		21.14	4.64	3.13

Total from investment operations	10.39		2.95	(8.48)		21.25	4.86	3.51

Distributions to shareholders from net investment income	(0.16)		(0.27)	(0.15)		(0.19)	(0.67)	(0.08)

Distributions to shareholders from net realized gains	(1.21)		–	(15.57)		(2.23)	–	(1.65)

Total distributions	(1.37)		(0.27)	(15.72)		(2.42)	(0.67)	(1.73)

Net asset value, end of period	$59.71		$50.69	$48.01		$72.21	$53.38	$49.19

Total Return(c)	20.71%		6.20%	(14.98)%		41.08%	9.93%	7.86%

Net assets, end of period (in 000’s)	$6,213		$5,082	$4,781		$6,302	$5,761	$6,700

Ratio of net expenses to average net assets	1.06	%(d)	1.07%	1.06%		1.06%	1.06%	1.05%

Ratio of total expenses to average net assets	1.10	%(d)	1.11%	1.10%		1.10%	1.12%	1.13%

Ratio of net investment income to average net assets	0.15	%(d)	0.26%	0.49	%(b)	0.17%	0.44%	0.81%

Portfolio turnover rate(e)	99%		203%	205%		214%	213%	199%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.13 per share and 0.23% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

90	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	U.S. Equity Insights Fund

	Investor Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of period	$50.18		$47.56	$71.70		$53.02	$48.84	$47.17

Net investment income(a)	0.15		0.35	0.46	(b)	0.36	0.42	0.54

Net realized and unrealized gain (loss)	10.24		2.76	(8.63)		20.96	4.59	3.09

Total from investment operations	10.39		3.11	(8.17)		21.32	5.01	3.63

Distributions to shareholders from net investment income	(0.31)		(0.49)	(0.40)		(0.41)	(0.83)	(0.31)

Distributions to shareholders from net realized gains	(1.21)		–	(15.57)		(2.23)	–	(1.65)

Total distributions	(1.52)		(0.49)	(15.97)		(2.64)	(0.83)	(1.96)

Net asset value, end of period	$59.05		$50.18	$47.56		$71.70	$53.02	$48.84

Total Return(c)	20.94%		6.62%	(14.65)%		41.61%	10.33%	8.25%

Net assets, end of period (in 000’s)	$53,441		$45,491	$87,159		$127,076	$88,924	$116,633

Ratio of net expenses to average net assets	0.67	%(d)	0.68%	0.68%		0.68%	0.69%	0.69%

Ratio of total expenses to average net assets	0.71	%(d)	0.72%	0.72%		0.72%	0.75%	0.76%

Ratio of net investment income to average net assets	0.54	%(d)	0.71%	0.87	%(b)	0.56%	0.84%	1.17%

Portfolio turnover rate(e)	99%		203%	205%		214%	213%	199%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.13 per share and 0.23% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	91

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	U.S. Equity Insights Fund

	Class R6 Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of period	$53.47		$50.64	$75.30		$55.56	$51.13	$49.27

Net investment income(a)	0.20		0.40	0.52	(b)	0.46	0.50	0.76

Net realized and unrealized gain (loss)	10.92		2.97	(9.15)		21.99	4.83	3.10

Total from investment operations	11.12		3.37	(8.63)		22.45	5.33	3.86

Distributions to shareholders from net investment income	(0.42)		(0.54)	(0.46)		(0.48)	(0.90)	(0.35)

Distributions to shareholders from net realized gains	(1.21)		–	(15.57)		(2.23)	–	(1.65)

Total distributions	(1.63)		(0.54)	(16.03)		(2.71)	(0.90)	(2.00)

Net asset value, end of period	$62.96		$53.47	$50.64		$75.30	$55.56	$51.13

Total Return(c)	21.03%		6.75%	(14.54)%		41.78%	10.49%	8.38%

Net assets, end of period (in 000’s)	$25,884		$20,915	$17,987		$14,142	$8,871	$12,068

Ratio of net expenses to average net assets	0.55	%(d)	0.56%	0.55%		0.55%	0.55%	0.54%

Ratio of total expenses to average net assets	0.59	%(d)	0.60%	0.59%		0.60%	0.61%	0.59%

Ratio of net investment income to average net assets	0.66	%(d)	0.75%	0.95	%(b)	0.69%	0.95%	1.49%

Portfolio turnover rate(e)	99%		203%	205%		214%	213%	199%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.13 per share and 0.23% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

92	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	U.S. Equity Insights Fund

	Class R Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of period	$49.94		$47.07	$71.12		$52.63	$48.47	$46.74

Net investment income(a)	0.01		0.09	0.19	(b)	0.07	0.16	0.32

Net realized and unrealized gain (loss)	10.20		2.78	(8.58)		20.80	4.57	3.08

Total from investment operations	10.21		2.87	(8.39)		20.87	4.73	3.40

Distributions to shareholders from net investment income	(0.07)		–	(0.09)		(0.15)	(0.57)	(0.02)

Distributions to shareholders from net realized gains	(1.21)		–	(15.57)		(2.23)	–	(1.65)

Total distributions	(1.28)		–	(15.66)		(2.38)	(0.57)	(1.67)

Net asset value, end of period	$58.87		$49.94	$47.07		$71.12	$52.63	$48.47

Total Return(c)	20.63%		6.10%	(15.08)%		40.91%	9.79%	7.72%

Net assets, end of period (in 000’s)	$8,222		$6,890	$17,488		$22,030	$41,005	$44,555

Ratio of net expenses to average net assets	1.17	%(d)	1.18%	1.18%		1.18%	1.19%	1.19%

Ratio of total expenses to average net assets	1.21	%(d)	1.22%	1.22%		1.22%	1.25%	1.26%

Ratio of net investment income to average net assets	0.03	%(d)	0.18%	0.37	%(b)	0.11%	0.31%	0.69%

Portfolio turnover rate(e)	99%		203%	205%		214%	213%	199%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.13 per share and 0.23% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	93

GOLDMAN SACHS U.S. EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	U.S. Equity Insights Fund

	Class P Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022		2021	2020	2019

Per Share Data

Net asset value, beginning of period	$53.48		$50.65	$75.31		$55.56	$51.14	$49.28

Net investment income(a)	0.20		0.41	0.55	(b)	0.46	0.50	0.65

Net realized and unrealized gain (loss)	10.92		2.96	(9.18)		22.00	4.83	3.21

Total from investment operations	11.12		3.37	(8.63)		22.46	5.33	3.86

Distributions to shareholders from net investment income	(0.42)		(0.54)	(0.46)		(0.48)	(0.91)	(0.35)

Distributions to shareholders from net realized gains	(1.21)		–	(15.57)		(2.23)	–	(1.65)

Total distributions	(1.63)		(0.54)	(16.03)		(2.71)	(0.91)	(2.00)

Net asset value, end of period	$62.97		$53.48	$50.65		$75.31	$55.56	$51.14

Total Return(c)	21.02%		6.75%	(14.54)%		41.80%	10.49%	8.40%

Net assets, end of period (in 000’s)	$287,939		$246,177	$289,752		$327,501	$245,632	$225,899

Ratio of net expenses to average net assets	0.55	%(d)	0.56%	0.55%		0.55%	0.55%	0.54%

Ratio of total expenses to average net assets	0.59	%(d)	0.60%	0.59%		0.59%	0.61%	0.62%

Ratio of net investment income to average net assets	0.66	%(d)	0.78%	1.00	%(b)	0.68%	0.94%	1.33%

Portfolio turnover rate(e)	99%		203%	205%		214%	213%	199%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounts to $0.13 per share and 0.23% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

94	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements April 30, 2024 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-Diversified

Goldman Sachs Large Cap Growth Insights Fund	A, C, Institutional, Service, Investor, R6, R and P	Non-Diversified

Goldman Sachs Large Cap Value Insights Fund	A, C, Institutional, Service, Investor, R6, R and P	Diversified

Goldman Sachs Small Cap Equity Insights Fund	A, C, Institutional, Service, Investor, R6, R and P	Diversified

Goldman Sachs Small Cap Growth Insights Fund	A, C, Institutional, Investor, R6, R and P	Diversified

Goldman Sachs Small Cap Value Insights Fund	A, C, Institutional, Investor, R6, R and P	Diversified

Goldman Sachs U.S. Equity Insights Fund	A, C, Institutional, Service, Investor, R6, R and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

95

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid

Large Cap Growth Insights Fund	Annually	Annually

Large Cap Value Insights Fund	Quarterly	Annually

Small Cap Equity Insights Fund	Annually	Annually

Small Cap Growth Insights Fund	Annually	Annually

Small Cap Value Insights Fund	Annually	Annually

U.S. Equity Insights Fund	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

96

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing

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Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2024:

Large Cap Growth Insights Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$1,132,963,431	$—	$—

Derivative Type

Liabilities

Futures Contracts(b)	$(37,330)	$—	$—

Large Cap Value Insights Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$936,642	$—	$—

North America	362,240,660	—	—

South America	534,983	—	—

Total	$363,712,285	$—	$—

Derivative Type

Liabilities

Futures Contracts(b)	$(6,222)	$—	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Small Cap Equity Insights Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$946,327	$—	$—

Asia	3,736,211	—	—

Europe	5,726,832	—	—

North America	371,143,004	—	—

South America	2,388,142	—	—

Investment Company	3,787,000	—	—

Securities Lending Reinvestment Vehicle	4,161,020	—	—

Total	$391,888,536	$—	$—

Derivative Type

Liabilities

Futures Contracts(b)	$(281,172)	$—	$—

Small Cap Growth Insights Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$87,114	$—	$—

Asia	1,719,782	—	—

Europe	741,557	—	—

North America	107,918,059	—	—

South America	546,763	—	—

Investment Company	503,922	—	—

Securities Lending Reinvestment Vehicle	2,071,685	—	—

Total	$113,588,882	$—	$—

Derivative Type

Liabilities

Futures Contracts(b)	$(37,585)	$—	$—

Small Cap Value Insights Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$1,589,779	$—	$—

Asia	2,314,319	—	—

Europe	17,422,823	—	—

North America	809,648,006	—	—

South America	3,365,362	—	—

Investment Company	2,147,819	—	—

Securities Lending Reinvestment Vehicle	4,576,025	—	—

Total	$841,064,133	$—	$—

Derivative Type

Assets

Futures Contracts(b)	$89,869	$—	$—

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Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. Equity Insights Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a) North America	$988,342,461	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table.

(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of April 30, 2024. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Large Cap Growth Insights Fund
Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]
Equity	Variation margin on futures contracts	$—	Variation margin on futures contracts	$(37,330)

Large Cap Value Insights Fund
Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]
Equity	Variation margin on futures contracts	$—	Variation margin on futures contracts	$(6,222)

Small Cap Equity Insights Fund
Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]
Equity	Variation margin on futures contracts	$—	Variation margin on futures contracts	$(281,172)

Small Cap Growth Insights Fund
Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]
Equity	Variation margin on futures contracts	$—	Variation margin on futures contracts	$(37,585)

Small Cap Value Insights Fund
Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]
Equity	Variation margin on futures contracts	$89,869	Variation margin on futures contracts	$—

[1]

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only the variation margin as of April 30, 2024 is reported within the Statements of Assets and Liabilities.

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4. INVESTMENTS IN DERIVATIVES (continued)

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2024. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Large Cap Growth Insights Fund

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$1,808,197	$(244,526)

Large Cap Value Insights Fund

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	576,865	(72,450)

Small Cap Equity Insights Fund

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	861,760	(281,172)

Small Cap Growth Insights Fund

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	281,118	(17,196)

Small Cap Value Insights Fund

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	2,530,887	1,265,989

U.S. Equity Insights Fund

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on Update condition	1,009,298	—

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Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

For the six months ended April 30, 2024, the relevant values for each derivative type were as follows:

Fund	Average Number of Contracts(a)

Large Cap Growth Insights Fund	28

Large Cap Value Insights Fund	1

Small Cap Equity Insights Fund	44

Small Cap Growth Insights Fund	13

Small Cap Value Insights Fund	109

U.S. Equity Insights Fund	43

(a)

Amounts disclosed represent average number of contracts, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the six months ended April 30, 2024.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended April 30, 2024, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^

Large Cap Growth Insights Fund	0.52%	0.47%	0.44%	0.44%	0.43%	0.51%	0.51%

Large Cap Value Insights Fund	0.52	0.47	0.44	0.44	0.43	0.52	0.52

Small Cap Equity Insights Fund	0.80	0.80	0.72	0.68	0.67	0.80	0.80

Small Cap Growth Insights Fund	0.80	0.80	0.72	0.68	0.67	0.80	0.80

Small Cap Value Insights Fund	0.80	0.80	0.72	0.68	0.67	0.80	0.80

U.S. Equity Insights Fund	0.52	0.47	0.44	0.44	0.43	0.52	0.52

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.

The Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights and U.S. Equity Insights Funds invest in Institutional Shares of the Underlying Money Market Fund, which is an affiliated underlying fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated underlying funds in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Underlying Money Market Fund. For the six months ended April 30, 2024, the management fee waived by GSAM for each Fund was as follows:

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Fund	Management Fee Waived

Large Cap Growth Insights Fund	$1,853

Large Cap Value Insights Fund	555

Small Cap Equity Insights Fund	983

Small Cap Growth Insights Fund	205

Small Cap Value Insights Fund	1,312

U.S. Equity Insights Fund	338

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds as set forth below.

	Distribution and/or Service Plan Rates

	Class A*	Class C	Service	Class R*

Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended April 30, 2024, Goldman Sachs retained the following amounts:

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Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

	Front End Sales Charge	Contingent Deferred Sales Charge

Fund	Class A	Class C

Large Cap Growth Insights Fund	$ 9,187	$ —

Large Cap Value Insights Fund	953	233

Small Cap Equity Insights Fund	6,317	230

Small Cap Growth Insights Fund	719	36

Small Cap Value Insights Fund	2,086	—

U.S. Equity Insights Fund	4,722	211

D. Service and/or Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.15% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.004%. These Other Expense limitations will remain in place through at least February 28, 2025, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended April 30, 2024, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursements	Total Expense Reductions

Large Cap Growth Insights Fund	$1,853	$182,906	$184,759

Large Cap Value Insights Fund	555	161,919	162,474

Small Cap Equity Insights Fund	983	171,414	172,397

Small Cap Growth Insights Fund	205	123,770	123,975

Small Cap Value Insights Fund	1,312	217,799	219,111

U.S. Equity Insights Fund	338	187,511	187,849

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G. Line of Credit Facility — As of April 30, 2024, the Funds participated in a $1,150,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2024, the Funds did not have any borrowings under the facility. Prior to April 16, 2024, the facility was $1,110,000,000.

H. Other Transactions with Affiliates — For the six months ended April 30, 2024, Goldman Sachs did not earn brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs.

As of April 30, 2024, the following Goldman Sachs funds were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Dynamic Global Equity	Goldman Sachs Growth and Income Strategy Portfolio	Goldman Sachs Growth Strategy Portfolio	Goldman Sachs Enhanced Dividend Global Equity

Large Cap Value Insights Fund	8%	11%	15%	–%

Small Cap Equity Insights Fund	–	–	–	7

The following table provides information about the Funds’ investments in the Underlying Money Market Fund as of and for the six months ended April 30, 2024:

Large Cap Growth Insights Fund

Underlying Fund	Beginning value as of October 31, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of April 30, 2024	Shares as of April 30, 2024	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares
	$7,351,815	$63,790,852	$71,142,667	$–	–	$52,985

Large Cap Value Insights Fund

Underlying Fund	Beginning value as of October 31, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of April 30, 2024	Shares as of April 30, 2024	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares
	3,387,027	23,096,397	26,483,424	–	–	12,078

Small Cap Equity Insights Fund

Underlying Fund	Beginning value as of October 31, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of April 30, 2024	Shares as of April 30, 2024	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares
	521,166	50,116,056	46,850,222	3,787,000	3,787,000	38,123

Small Cap Growth Insights Fund

Underlying Fund	Beginning value as of October 31, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of April 30, 2024	Shares as of April 30, 2024	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares
	–	5,540,591	5,036,669	503,922	503,922	7,059

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Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Small Cap Value Insights Fund
Underlying Fund	Beginning value as of October 31, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of April 30, 2024	Shares as of April 30, 2024	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares
	$4,600,596	$39,176,438	$41,629,215	$2,147,819	2,147,819	$45,050

U.S. Equity Insights Fund
Underlying Fund	Beginning value as of October 31, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of April 30, 2024	Shares as of April 30, 2024	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares
	–	8,850,511	8,850,511	–	–	11,852

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended April 30, 2024, were as follows:

Fund	Purchases	Sales

Large Cap Growth Insights Fund	$1,130,092,463	$1,175,232,936

Large Cap Value Insights Fund	366,896,393	396,281,463

Small Cap Equity Insights Fund	310,128,391	320,610,729

Small Cap Growth Insights Fund	87,550,633	86,529,100

Small Cap Value Insights Fund	574,976,046	710,492,485

U.S. Equity Insights Fund	948,789,715	988,384,998

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

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7. SECURITIES LENDING (continued)

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of April 30, 2024, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended April 30, 2024 are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the six months ended April 30, 2024		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of April 30, 2024
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs

Large Cap Growth Insights Fund	$2	$—	$—

Large Cap Value Insights Fund	16	—	—

Small Cap Equity Insights Fund	12,540	4,302	1,007,070

Small Cap Growth Insights Fund	2,580	448	186,160

Small Cap Value Insights Fund	14,151	6,532	552,930

U.S. Equity Insights Fund	6	—	—

The following table provides information about the Funds’ investments in the Government Money Market Fund for the six months ended April 30, 2024.

Fund	Beginning value as of October 31, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of April 30, 2024

Large Cap Growth Insights Fund	$—	$693,100	$(693,100)	$—

Large Cap Value Insights Fund	—	3,886,000	(3,886,000)	—

Small Cap Equity Insights Fund	1,274,479	24,998,390	(22,111,849)	4,161,020

Small Cap Growth Insights Fund	533,001	11,282,241	(9,743,557)	2,071,685

Small Cap Value Insights Fund	2,105,092	32,309,100	(29,838,167)	4,576,025

U.S. Equity Insights Fund	—	1,441,825	(1,441,825)	—

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GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, October 31, 2023, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Large Cap Growth Insights Fund	Large Cap Value Insights Fund	Small Cap Equity Insights Fund

Capital loss carryforwards:
Perpetual Short-Term	$—	$—	$(30,150,389)

	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund

Capital loss carryforwards:
Perpetual Short-Term	$(24,630,321)	$(4,065,489)	$—

Timing differences	(198,119)	—	—

As of April 30, 2024, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Large Cap Growth Insights Fund	Large Cap Value Insights Fund	Small Cap Equity Insights Fund

Tax Cost	$691,182,092	$329,828,438	$356,803,859

Gross unrealized gain	449,634,717	41,229,396	58,288,551
Gross unrealized loss	(7,853,378)	(7,345,549)	(23,203,874)
Net unrealized gain (loss)	$441,781,339	$33,883,847	$35,084,677

	Small Cap Growth Insights Fund	Small Cap Value Insights Fund	U.S. Equity Insights Fund

Tax Cost	$100,947,208	$793,720,791	$742,603,842

Gross unrealized gain	19,961,135	106,854,909	256,046,973
Gross unrealized loss	(7,319,461)	(59,511,567)	(10,308,354)

Net unrealized gain (loss)	$12,641,674	$47,343,342	$245,738,619

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts, and differences in the tax treatment of passive foreign investment company investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Investment Style Risk — Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds

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GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

9. OTHER RISKS (continued)

that invest in similar asset classes but employ different investment styles. Value Investing is an example of an investment style. Value stocks are those believed to be undervalued in comparison to their peers, due to market, company-specific or other factors.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Mid-Cap and Small-Cap Risk — Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Non-Diversification Risk — The Large Cap Growth Insights Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Turnover Rate Risk — A high rate of portfolio turnover may involve correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

109

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Large Cap Growth Insights Fund

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Fiscal Year Ended October 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	472,014	$12,556,302	1,346,209	$31,026,390

Reinvestment of distributions	472,195	11,927,636	1,176,826	25,306,363

Shares redeemed	(953,431)	(25,616,620)	(3,487,349)	(82,695,881)

	(9,222)	(1,132,682)	(964,314)	(26,363,128)

Class C Shares

Shares sold	76,304	1,476,789	140,855	2,436,123

Reinvestment of distributions	125,431	2,255,235	321,388	5,097,219

Shares redeemed	(227,210)	(4,351,849)	(596,145)	(10,165,988)

	(25,475)	(619,825)	(133,902)	(2,632,646)

Institutional Shares

Shares sold	1,376,019	38,924,284	2,043,634	51,951,345

Reinvestment of distributions	512,633	14,088,375	1,300,027	30,204,086

Shares redeemed	(2,506,216)	(74,759,395)	(5,764,175)	(143,093,681)

	(617,564)	(21,746,736)	(2,420,514)	(60,938,250)

Service Shares

Shares sold	86,186	2,277,027	274,450	6,310,023

Reinvestment of distributions	28,651	694,203	67,768	1,403,355

Shares redeemed	(67,247)	(1,733,053)	(197,893)	(4,401,259)

	47,590	1,238,177	144,325	3,312,119

Investor Shares

Shares sold	1,651,470	42,873,145	2,498,173	54,665,433

Reinvestment of distributions	409,390	10,083,286	966,206	20,289,199

Shares redeemed	(1,275,895)	(32,581,217)	(3,401,724)	(77,959,584)

	784,965	20,375,214	62,655	(3,004,952)

Class R6 Shares

Shares sold	715,397	20,731,218	5,934,642	151,149,652

Reinvestment of distributions	888,388	24,388,611	1,406,649	32,649,484

Shares redeemed	(1,830,769)	(52,710,344)	(2,287,045)	(57,494,149)

	(226,984)	(7,590,515)	5,054,246	126,304,987

Class R Shares

Shares sold	140,824	3,564,911	338,749	7,433,379

Reinvestment of distributions	89,102	2,098,344	186,173	3,758,829

Shares redeemed	(195,091)	(4,828,926)	(344,904)	(7,556,191)

	34,835	834,329	180,018	3,636,017

Class P Shares

Shares sold	86,425	2,502,555	536,248	12,757,901

Reinvestment of distributions	133,678	3,665,774	298,069	6,910,344

Shares redeemed	(170,077)	(4,899,928)	(917,291)	(22,971,281)

	50,026	1,268,401	(82,974)	(3,303,036)

NET INCREASE (DECREASE) IN SHARES	38,171	$(7,373,637)	1,839,540	$37,011,111

110

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Large Cap Value Insights Fund

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Fiscal Year Ended October 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	68,469	$1,583,651	171,284	$3,662,477

Reinvestment of distributions	62,833	1,411,699	78,141	1,690,923

Shares redeemed	(211,493)	(4,883,840)	(562,515)	(12,026,247)

	(80,191)	(1,888,490)	(313,090)	(6,672,847)

Class C Shares

Shares sold	13,999	316,669	32,574	688,370

Reinvestment of distributions	9,484	209,365	10,240	219,992

Shares redeemed	(40,512)	(921,732)	(95,545)	(2,012,613)

	(17,029)	(395,698)	(52,731)	(1,104,251)

Institutional Shares

Shares sold	147,979	3,404,967	457,895	9,870,669

Reinvestment of distributions	50,312	1,131,081	138,895	2,995,693

Shares redeemed	(2,011,336)	(43,651,491)	(1,317,425)	(28,285,198)

	(1,813,045)	(39,115,443)	(720,635)	(15,418,836)

Service Shares

Shares sold	11,664	273,066	27,458	595,910

Reinvestment of distributions	2,881	65,090	4,787	104,309

Shares redeemed	(8,586)	(194,398)	(105,423)	(2,290,613)

	5,959	143,758	(73,178)	(1,590,394)

Investor Shares

Shares sold	202,727	4,559,552	581,203	12,428,033

Reinvestment of distributions	84,942	1,902,733	115,395	2,482,854

Shares redeemed	(316,845)	(7,200,168)	(1,486,008)	(32,214,271)

	(29,176)	(737,883)	(789,410)	(17,303,384)

Class R6 Shares

Shares sold	79,913	1,846,478	3,610,808	74,474,367

Reinvestment of distributions	213,251	4,793,827	133,170	2,872,406

Shares redeemed	(447,250)	(10,220,212)	(877,677)	(19,239,797)

	(154,086)	(3,579,907)	2,866,301	58,106,976

Class R Shares

Shares sold	37,771	845,382	18,286	388,602

Reinvestment of distributions	5,404	120,150	6,601	141,799

Shares redeemed	(14,492)	(327,639)	(86,950)	(1,859,844)

	28,683	637,893	(62,063)	(1,329,443)

Class P Shares

Shares sold	46,440	1,072,860	198,256	4,200,948

Reinvestment of distributions	54,036	1,214,135	79,366	1,710,618

Shares redeemed	(401,306)	(8,941,354)	(463,810)	(10,024,802)

	(300,830)	(6,654,359)	(186,188)	(4,113,236)

NET INCREASE (DECREASE) IN SHARES	(2,359,715)	$(51,590,129)	669,006	$10,574,585

111

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Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Equity Insights Fund

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Fiscal Year Ended October 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	80,395	$1,949,977	114,004	$2,510,018

Reinvestment of distributions	4,589	111,606	7,119	148,002

Shares redeemed	(126,570)	(3,043,531)	(501,454)	(11,046,019)

	(41,586)	(981,948)	(380,331)	(8,387,999)

Class C Shares

Shares sold	25,079	474,415	27,271	466,579

Shares redeemed	(23,375)	(445,863)	(94,282)	(1,606,182)

	1,704	28,552	(67,011)	(1,139,603)

Institutional Shares

Shares sold	507,561	13,111,450	560,315	13,157,646

Reinvestment of distributions	30,406	784,182	47,619	1,049,527

Shares redeemed	(511,883)	(13,428,504)	(2,764,726)	(65,178,247)

	26,084	467,128	(2,156,792)	(50,971,074)

Service Shares

Shares sold	1,480	35,166	6,396	136,669

Reinvestment of distributions	356	8,429	408	8,258

Shares redeemed	(64,841)	(1,561,366)	(22,891)	(495,536)

	(63,005)	(1,517,771)	(16,087)	(350,609)

Investor Shares

Shares sold	179,116	4,227,464	549,516	11,875,830

Reinvestment of distributions	9,934	239,907	12,874	265,847

Shares redeemed	(188,066)	(4,595,226)	(644,078)	(14,182,274)

	984	(127,855)	(81,688)	(2,040,597)

Class R6 Shares

Shares sold	1,001,386	24,550,637	237,412	5,542,943

Reinvestment of distributions	31,465	811,483	32,020	705,714

Shares redeemed	(681,840)	(18,498,516)	(785,530)	(18,386,361)

	351,011	6,863,604	(516,098)	(12,137,704)

Class R Shares

Shares sold	10,350	243,864	73,554	1,552,270

Reinvestment of distributions	—	—	1,453	29,095

Shares redeemed	(11,235)	(271,562)	(498,082)	(10,329,835)

	(885)	(27,698)	(423,075)	(8,748,470)

Class P Shares

Shares sold	823,399	20,401,564	1,429,805	32,382,759

Reinvestment of distributions	41,503	1,069,929	47,710	1,051,530

Shares redeemed	(1,202,662)	(30,630,898)	(2,694,861)	(61,682,913)

	(337,760)	(9,159,405)	(1,217,346)	(28,248,624)

NET DECREASE IN SHARES	(63,453)	$(4,455,393)	(4,858,428)	$(112,024,680)

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Growth Insights Fund

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Fiscal Year Ended October 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	94,411	$1,297,892	195,137	$2,407,062

Reinvestment of distributions	—	—	5,469	62,404

Shares redeemed	(229,061)	(3,151,290)	(572,234)	(7,014,852)

	(134,650)	(1,853,398)	(371,628)	(4,545,386)

Class C Shares

Shares sold	7,078	158,897	17,040	328,076

Shares redeemed	(34,807)	(756,091)	(105,454)	(2,002,074)

	(27,729)	(597,194)	(88,414)	(1,673,998)

Institutional Shares

Shares sold	150,662	3,389,672	377,413	7,609,287

Reinvestment of distributions	—	—	7,119	132,620

Shares redeemed	(266,228)	(6,023,109)	(1,150,438)	(23,138,977)

	(115,566)	(2,633,437)	(765,906)	(15,397,070)

Investor Shares

Shares sold	54,835	835,259	283,871	4,071,237

Reinvestment of distributions	—	—	5,485	69,606

Shares redeemed	(355,820)	(5,338,549)	(606,455)	(8,231,356)

	(300,985)	(4,503,290)	(317,099)	(4,090,513)

Class R6 Shares

Shares sold	51,204	1,155,027	106,007	2,124,706

Reinvestment of distributions	—	—	3,246	60,570

Shares redeemed	(116,172)	(2,695,489)	(612,562)	(12,293,133)

	(64,968)	(1,540,462)	(503,309)	(10,107,857)

Class R Shares

Shares sold	33,359	392,031	58,733	617,401

Shares redeemed	(73,848)	(862,624)	(116,798)	(1,204,559)

	(40,489)	(470,593)	(58,065)	(587,158)

Class P Shares

Shares sold	728,168	14,808,467	50,103	1,010,326

Reinvestment of distributions	—	—	1,156	21,561

Shares redeemed	(11,151)	(254,303)	(68,094)	(1,340,096)

	717,017	14,554,164	(16,835)	(308,209)

NET INCREASE (DECREASE) IN SHARES	32,630	$2,955,790	(2,121,256)	$(36,710,191)

113

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Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Small Cap Value Insights Fund

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Fiscal Year Ended October 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	122,049	$4,452,602	222,769	$7,365,741

Reinvestment of distributions	54,601	1,971,082	113,442	3,729,582

Shares redeemed	(496,636)	(18,093,720)	(527,810)	(17,401,843)

	(319,986)	(11,670,036)	(191,599)	(6,306,520)

Class C Shares

Shares sold	5,503	104,520	11,937	213,103

Reinvestment of distributions	4,577	86,185	13,649	240,049

Shares redeemed	(24,850)	(456,764)	(104,786)	(1,861,072)

	(14,770)	(266,059)	(79,200)	(1,407,920)

Institutional Shares

Shares sold	540,485	29,623,621	1,485,282	75,268,712

Reinvestment of distributions	74,878	4,165,461	162,034	8,111,064

Shares redeemed	(972,585)	(53,388,997)	(2,613,954)	(132,085,984)

	(357,222)	(19,599,915)	(966,638)	(48,706,208)

Investor Shares

Shares sold	268,620	9,422,703	1,518,816	49,925,071

Reinvestment of distributions	46,445	1,665,993	251,900	8,237,437

Shares redeemed	(3,407,592)	(122,132,578)	(6,486,023)	(218,244,500)

	(3,092,527)	(111,043,882)	(4,715,307)	(160,081,992)

Class R6 Shares

Shares sold	706,284	38,527,435	1,240,330	63,153,530

Reinvestment of distributions	72,925	4,055,349	138,525	6,929,670

Shares redeemed	(742,317)	(41,126,678)	(1,474,167)	(74,423,430)

	36,892	1,456,106	(95,312)	(4,340,230)

Class R Shares

Shares sold	64,542	2,234,125	133,649	4,299,954

Reinvestment of distributions	9,295	323,659	18,723	594,851

Shares redeemed	(90,961)	(3,175,405)	(154,902)	(4,935,975)

	(17,124)	(617,621)	(2,530)	(41,170)

Class P Shares

Shares sold	326,155	16,672,299	389,657	19,537,487

Reinvestment of distributions	14,467	804,361	24,491	1,225,555

Shares redeemed	(123,253)	(6,760,644)	(498,763)	(24,883,283)

	217,369	10,716,016	(84,615)	(4,120,241)

NET DECREASE IN SHARES	(3,547,368)	$(131,025,391)	(6,135,201)	$(225,004,281)

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	U.S. Equity Insights Fund

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Fiscal Year Ended October 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	63,757	$3,682,816	103,833	$5,197,419

Reinvestment of distributions	128,431	7,180,590	40,749	1,920,916

Shares redeemed	(362,525)	(20,949,594)	(695,437)	(35,154,208)

	(170,337)	(10,086,188)	(550,855)	(28,035,873)

Class C Shares

Shares sold	9,056	427,030	22,725	967,804

Reinvestment of distributions	7,295	342,786	284	11,368

Shares redeemed	(29,442)	(1,412,516)	(84,749)	(3,605,836)

	(13,091)	(642,700)	(61,740)	(2,626,664)

Institutional Shares

Shares sold	330,142	19,891,992	664,367	34,900,187

Reinvestment of distributions	124,503	7,299,271	54,069	2,662,353

Shares redeemed	(463,542)	(28,100,783)	(1,166,355)	(61,279,984)

	(8,897)	(909,520)	(447,919)	(23,717,444)

Service Shares

Shares sold	5,695	324,419	6,010	304,168

Reinvestment of distributions	2,336	129,509	545	25,514

Shares redeemed	(4,245)	(241,075)	(5,886)	(289,985)

	3,786	212,853	669	39,697

Investor Shares

Shares sold	60,690	3,427,880	714,386	35,232,251

Reinvestment of distributions	24,792	1,360,524	23,672	1,093,421

Shares redeemed	(87,072)	(4,920,917)	(1,664,155)	(82,828,652)

	(1,590)	(132,513)	(926,097)	(46,502,980)

Class R6 Shares

Shares sold	69,899	4,166,792	188,915	9,698,974

Reinvestment of distributions	10,993	643,694	3,747	184,222

Shares redeemed	(60,893)	(3,713,017)	(156,706)	(8,416,319)

	19,999	1,097,469	35,956	1,466,877

Class R Shares

Shares sold	10,038	571,347	29,688	1,477,601

Reinvestment of distributions	3,074	167,845	—	—

Shares redeemed	(11,426)	(634,495)	(263,253)	(12,569,770)

	1,686	104,697	(233,565)	(11,092,169)

Class P Shares

Shares sold	191,598	11,329,339	693,093	35,568,527

Reinvestment of distributions	128,617	7,532,725	51,561	2,535,758

Shares redeemed	(350,455)	(21,482,695)	(1,862,573)	(95,660,934)

	(30,240)	(2,620,631)	(1,117,919)	(57,556,649)

NET DECREASE IN SHARES	(198,684)	$(12,976,533)	(3,301,470)	$(168,025,205)

115

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) of the Goldman Sachs Trust (the “Trust”) was held on November 16, 2023 to consider and elect nominees to the Trust’s Board of Trustees. At the Meeting, Cheryl K. Beebe, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham, and Lawrence W. Stranghoener were elected to the Trust’s Board of Trustees. In addition, at the Meeting, John G. Chou, Eileen H. Dowling, and Paul C. Wirth, each of whom was previously appointed to the Trust’s Board of Trustees rather than elected by shareholders, were elected. In electing the nominees, the Trust’s shareholders voted as follows:

Proposal Election of Trustees	For	Withheld

Cheryl K. Beebe	169,452,067,796	5,900,273,020

John G. Chou	173,279,757,273	2,072,583,543

Eileen H. Dowling	173,287,456,218	2,064,884,598

Lawrence Hughes	173,486,691,901	1,865,648,915

John F. Killian	173,511,167,174	1,841,173,642

Steven D. Krichmar	173,484,256,228	1,868,084,588

Michael Latham	173,498,020,286	1,854,320,530

Lawrence W. Stranghoener	173,455,949,165	1,896,391,651

Paul C. Wirth	173,324,070,424	2,028,270,391

116

GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 13-14, 2024, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2023 through December 31, 2023 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; and (3) the impact of local holidays in non-U.S. jurisdictions. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Fund Expenses — Six Month Period Ended April 30, 2024 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2023 through April 30, 2024, which represents a period of 182 days in a 366 day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher:

	Large Cap Growth Insights Fund			Large Cap Value Insights Fund			Small Cap Equity Insights Fund
Share Class	Beginning Account Value 11/1/23	Ending Account Value 4/30/24	Expenses Paid for the 6 months ended 4/30/24*	Beginning Account Value 11/1/23	Ending Account Value 4/30/24	Expenses Paid for the 6 months ended 4/30/24*	Beginning Account Value 11/1/23	Ending Account Value 4/30/24	Expenses Paid for the 6 months ended 4/30/24*
Class A
Actual	$1,000.00	$1,233.76	$4.94	$1,000.00	$1,176.38	$4.98	$1,000.00	$1,228.62	$6.65
Hypothetical 5% return	1,000.00	1,020.44+	4.47	1,000.00	1,020.29+	4.62	1,000.00	1,018.90+	6.02
Class C
Actual	1,000.00	1,229.10	9.09	1,000.00	1,171.76	9.02	1,000.00	1,223.27	10.78
Hypothetical 5% return	1,000.00	1,016.71+	8.22	1,000.00	1,016.56+	8.37	1,000.00	1,015.17+	9.77
Institutional
Actual	1,000.00	1,236.23	2.95	1,000.00	1,178.65	3.03	1,000.00	1,230.29	4.66
Hypothetical 5% return	1,000.00	1,022.23+	2.66	1,000.00	1,022.08+	2.82	1,000.00	1,020.69+	4.22
Service
Actual	1,000.00	1,233.41	5.72	1,000.00	1,175.47	5.73	1,000.00	1,226.99	7.42
Hypothetical 5% return	1,000.00	1,019.74+	5.17	1,000.00	1,019.59+	5.32	1,000.00	1,018.20+	6.72
Investor
Actual	1,000.00	1,235.63	3.56	1,000.00	1,177.65	3.63	1,000.00	1,229.59	5.27
Hypothetical 5% return	1,000.00	1,021.68+	3.22	1,000.00	1,021.53+	3.37	1,000.00	1,020.14+	4.77
Class R6
Actual	1,000.00	1,236.32	2.89	1,000.00	1,178.78	2.98	1,000.00	1,230.56	4.60
Hypothetical 5% return	1,000.00	1,022.28+	2.61	1,000.00	1,022.13+	2.77	1,000.00	1,020.74+	4.17
Class R
Actual	1,000.00	1,232.37	6.33	1,000.00	1,174.83	6.33	1,000.00	1,226.26	8.03
Hypothetical 5% return	1,000.00	1,019.19+	5.72	1,000.00	1,019.05+	5.87	1,000.00	1,017.65+	7.27
Class P
Actual	1,000.00	1,236.04	2.89	1,000.00	1,178.35	2.98	1,000.00	1,230.06	4.60
Hypothetical 5% return	1,000.00	1,022.28+	2.61	1,000.00	1,022.13+	2.77	1,000.00	1,020.74+	4.17

*

Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2024. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year.

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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GOLDMAN SACHS DOMESTIC EQUITY INSIGHTS FUNDS

Fund Expenses — Six Month Period Ended April 30, 2024 (Unaudited) (continued)

	Small Cap Growth Insights Fund			Small Cap Value Insights Fund			U.S. Equity Insights Fund
Share Class	Beginning Account Value 11/1/23	Ending Account Value 4/30/24	Expenses Paid for the 6 months ended 4/30/24*	Beginning Account Value 11/1/23	Ending Account Value 4/30/24	Expenses Paid for the 6 months ended 4/30/24*	Beginning Account Value 11/1/23	Ending Account Value 4/30/24	Expenses Paid for the 6 months ended 4/30/24*
Class A
Actual	$1,000.00	$1,232.05	$6.66	$1,000.00	$1,203.02	$6.57	$1,000.00	$1,207.93	$5.05
Hypothetical 5% return	1,000.00	1,018.90+	6.02	1,000.00	1,018.90+	6.02	1,000.00	1,020.29+	4.62
Class C
Actual	1,000.00	1,227.52	10.80	1,000.00	1,198.37	10.66	1,000.00	1,203.33	9.15
Hypothetical 5% return	1,000.00	1,015.17+	9.77	1,000.00	1,015.17+	9.77	1,000.00	1,016.56+	8.37
Institutional
Actual	1,000.00	1,234.23	4.67	1,000.00	1,204.99	4.61	1,000.00	1,210.10	3.08
Hypothetical 5% return	1,000.00	1,020.69+	4.22	1,000.00	1,020.69+	4.22	1,000.00	1,022.08+	2.82
Service
Actual	N/A	N/A	N/A	N/A	N/A	N/A	1,000.00	1,207.05	5.82
Hypothetical 5% return	N/A	N/A	N/A	N/A	N/A	N/A	1,000.00	1,019.59+	5.32
Investor
Actual	1,000.00	1,233.31	5.28	1,000.00	1,204.52	5.21	1,000.00	1,209.35	3.68
Hypothetical 5% return	1,000.00	1,020.14+	4.77	1,000.00	1,020.14+	4.77	1,000.00	1,021.53+	3.37
Class R6
Actual	1,000.00	1,234.26	4.61	1,000.00	1,205.17	4.55	1,000.00	1,210.25	3.02
Hypothetical 5% return	1,000.00	1,020.74+	4.17	1,000.00	1,020.74+	4.17	1,000.00	1,022.13+	2.77
Class R
Actual	1,000.00	1,230.69	8.04	1,000.00	1,201.47	7.94	1,000.00	1,206.34	6.42
Hypothetical 5% return	1,000.00	1,017.65+	7.27	1,000.00	1,017.65+	7.27	1,000.00	1,019.05+	5.87
Class P
Actual	1,000.00	1,234.38	4.61	1,000.00	1,205.28	4.55	1,000.00	1,210.22	3.02
Hypothetical 5% return	1,000.00	1,020.74+	4.17	1,000.00	1,020.74+	4.17	1,000.00	1,022.13+	2.77

*

Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2024. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year.

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

The annualized net expense ratios for the period were as follows:
Fund	Class A	Class C	Institutional	Service	Investor	Class R6	Class R
Large Cap Growth Insights Fund	0.89%	1.64%	0.53%	1.03%	0.64%	0.52%	1.14%
Large Cap Value Insights Fund	0.92	1.67	0.56	1.06	0.67	0.55	1.17
Small Cap Equity Insights Fund	1.20	1.95	0.84	1.34	0.95	0.83	1.45
Small Cap Growth Insights Fund	1.20	1.95	0.84	N/A	0.95	0.83	1.45
Small Cap Value Insights Fund	1.20	1.95	0.84	N/A	0.95	0.83	1.45
U.S. Equity Insights Fund	0.92	1.67	0.56	1.06	0.67	0.55	1.17

The annualized net expense ratios for the period were as follows:
Fund							Class P
Large Cap Growth Insights Fund							0.52%
Large Cap Value Insights Fund							0.55
Small Cap Equity Insights Fund							0.83
Small Cap Growth Insights Fund							0.83
Small Cap Value Insights Fund							0.83
U.S. Equity Insights Fund							0.55

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FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.56 trillion in assets under supervision as of March 31, 2024, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund
∎	U.S. Mortgages Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Dynamic Bond Fund[6]
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Emerging Markets Credit Fund
∎	Short Duration High Yield Fund[4]

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Enhanced Core Equity Fund[5]
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Strategy Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Goldman Sachs GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[4]	Effective after the close of business on April 17, 2024, the Goldman Sachs Long Short Credit Strategies Fund was renamed the Goldman Sachs Short Duration High Yield Fund.
[5]	Effective after the close of business on February 13, 2024, the Goldman Sachs Flexible Cap Fund was renamed the Goldman Sachs Enhanced Core Equity Fund.
[6]	Effective after the close of business on June 17, 2024, the Goldman Sachs Strategic Income Fund was renamed the Goldman Sachs Dynamic Bond Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

121

TRUSTEES TRUSTEES (continued) Gregory G. Weaver, Chair Michael Latham Cheryl K. Beebe James A. McNamara Dwight L. Bush Lawrence W. Stranghoener Kathryn A. Cassidy Paul C. Wirth John G. Chou Joaquin Delgado OFFICERS Eileen H. Dowling James A. McNamara, President Lawrence Hughes Joseph F. DiMaria, Principal Financial Officer, John F. Killian Principal Accounting Officer and Treasurer Steven D. Krichmar Robert Griffith, Secretary GOLDMAN SACHS & CO. LLC GOLDMAN SACHS ASSET MANAGEMENT, L.P. Distributor and Transfer Agent Investment Adviser Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns. Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282 The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov. The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s website at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc.(MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). © 2024 Goldman Sachs. All rights reserved. 374647-OTU-06/24 DOMINSSAR-24

Goldman Sachs Funds Semi-Annual Report April 30, 2024 Goldman Sachs Fundamental Equity International Funds Goldman Sachs China Equity Fund Goldman Sachs Emerging Markets Equity Fund Goldman Sachs Emerging Markets Equity ex. China Fund Goldman Sachs ESG Emerging Markets Equity Fund Goldman Sachs International Equity ESG Fund Goldman Sachs International Equity Income Fund

Goldman Sachs Fundamental Equity International Funds

∎	GOLDMAN SACHS CHINA EQUITY FUND

∎	GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

∎	GOLDMAN SACHS EMERGING MARKETS EQUITY EX. CHINA FUND

∎	GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

∎	GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

∎	GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Effective January 24, 2023, open-end mutual funds and exchange-traded funds are required to provide shareholders with streamlined annual and semi-annual shareholder reports (“Tailored Shareholder Reports”). Funds will be required to prepare a separate Tailored Shareholder Report for each share class of a fund that highlights key information to investors. Other information, including financial statements, will no longer appear in a fund’s shareholder report, but will be available online, delivered free of charge upon request, and filed with the Securities and Exchange Commission on a semi-annual basis on Form N-CSR. The new requirements have a compliance date of July 24, 2024.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Fundamental Equity International Funds

The following are highlights both of key factors affecting the international and emerging markets equity markets and of any key changes made to the Goldman Sachs Fundamental International Equity Funds (the “Funds”) during the six months ended April 30, 2024 (the “Reporting Period”). Attribution highlights are provided for those Funds that materially outperformed or underperformed their respective benchmark during the Reporting Period. A streamlined annual shareholder report covering the 12 months ended October 31, 2024 will be provided to the Funds’ shareholders, per new SEC requirements with a compliance date of July 24, 2024.

Market and Economic Review

International Equities

•

Representing the developed international equity markets, the MSCI* EAFE Index (net) returned 18.63%, during the Reporting Period, only modestly underperforming the U.S. equity market, as represented by the 20.98% return of the S&P 500 Index.

•

As the Reporting Period began in November 2023, international equities performed strongly. Indeed, November was the MSCI EAFE Index’s highest returning month of calendar year 2023, as waning inflation numbers globally indicated towards a peaking of central bank tightening cycles.

•

After a strong November, international equities continued to perform well in December 2023, with the late-year rally fueled by expectations of interest rate cuts in 2024 amid falling inflation numbers and the fizzling out of the “higher for longer”[1] narrative.

•

The MSCI EAFE Index posted solid positive returns for the first quarter of 2024. While continuing to temper interest rate cut expectations, markets welcomed positive readouts both from corporate earnings reports and macroeconomic indicators.

•

European equities gained, with economically-sensitive sectors, such as industrials and consumer discretionary, leading the region’s equity market, as Europe demonstrated economic resilience and an improving outlook. Its Purchasing Manager’s Index (“PMI”) rose to 49.9 in March, approaching expansionary territory. On the other hand, interest rate-sensitive sectors, such as real estate and utilities, suffered from the European Central Bank’s (“ECB”) cautionary guidance, which diminished expectations of imminent interest rate cuts. However, inflation continued to approach the ECB’s 2% target, cooling to 2.6% in February.

•

Similarly, in the U.K., inflation fell to 3.4% in February, its lowest level since September 2021. Nonetheless, the U.K. equity market lagged those of other developed markets, though remaining in positive territory. The U.K. market was challenged somewhat by underwhelming corporate earnings as well as by poor economic data signaling that the U.K. had entered a technical recession in the fourth quarter of 2023. (A technical recession is two successive quarters of negative economic growth.)

•

Japanese equity markets carried their strong 2023 momentum into the first months of 2024, as it was the best performing major geography for the first quarter, with its leading stock index surpassing all-time highs for the first time in 34 years. Japan may have reached an inflection point in its economic cycle with the return of inflation and wage growth, a positive development, particularly for foreign investors who have seen Japan as an opportunity to rotate out of China. The Bank of Japan (“BoJ”) put an end to its negative interest rate policy, in place for eight years. Inflation as well as a weaker yen were tailwinds for Japanese corporate earnings, which, in turn, surprised to the upside.

•

International equities, as measured by the MSCI EAFE Index, then fell in April 2024. Despite positive macroeconomic indicators, particularly in Europe, international developed markets declined as expectations of interest rate cuts meaningfully diminished.

•

European equities’ decline was largely attributable to the return of the “higher for longer” narrative. However, the region’s inflation reading was widely expected to be 2.4% in April, remaining stable relative to March and thus fueling expectations that the first ECB interest rate cut may come in June 2024. Moreover, the region’s first quarter Gross Domestic Product expanded by 0.3% quarter-over-quarter and its PMI reached an 11-month high at 51.4, entering expansionary territory.

[1]	“Higher for longer” is a phrase used in monetary policy to describe the expectation that interest rates will remain high or increase for an extended period of time.
*	Source: MSCI

1

MARKET REVIEW

•

The U.K. equity market was the best performing major region in April, posting a positive total return. The MSCI EAFE Value Index significantly outperformed the MSCI EAFE Growth Index in the month, which presented a tailwind for the U.K. equity market, which is heavily weighted toward segments such as financials, energy and resources. U.K. equity market performance was also buoyed by sterling weakness and a recovery in commodity prices.

•

The Japanese equity market declined in April. After an especially strong first quarter of 2024, the Japanese equity market saw some correction in April. This was most prevalent in the form of profit taking from large-cap and semiconductor stocks. Also, after putting an end to its negative rate policy in the first calendar quarter, the BoJ did not take any further action during its April meeting. Despite positive wage growth, there were concerns that imported inflation due to the interest rate differential between Japan and other developed markets may weaken domestic consumption.

•

All 11 sectors in the MSCI EAFE Index posted positive returns during the Reporting Period. The best performing sectors within the MSCI EAFE Index during the Reporting Period were information technology, industrials and financials. The weakest performing sectors were consumer staples, utilities and energy.

•

The best performing countries within the MSCI EAFE Index during the Reporting Period were the Netherlands, Israel, Denmark, Sweden and Italy. The weakest performing country during the Reporting Period was Hong Kong, the only constituent of the MSCI EAFE Index to post a negative absolute return during the Reporting Period. Portugal, Norway, Finland and Switzerland each generated a positive return but were also among the weakest performing countries in the MSCI EAFE Index during the Reporting Period.

Emerging Markets Equities

•

Representing the emerging markets equity markets, the MSCI Emerging Markets Index (net) returned 15.40% during the Reporting Period, performing strongly but lagging developed international equity markets overall.

•

As the Reporting Period began in November 2023, the MSCI Emerging Markets Index generated a strong positive return, supported by the view that developed markets’ interest rates had reached their peak. All individual country constituents within the MSCI Emerging Markets Index posted positive returns, although China struggled as consumer confidence remained weak amid ongoing property market troubles.

•

In December 2023, the MSCI Emerging Markets Index rose solidly, as emerging markets equity markets proved beneficiaries of the widening view that U.S. interest rates were likely to fall more quickly than previously anticipated. A series of lower than consensus expected inflation reports in Europe and the U.S. were key drivers of such rate expectations. Adding to positive sentiment for emerging markets equities were high consensus earnings growth forecasts for emerging markets for 2024 and 2025.

•

The MSCI Emerging Markets Index gained modestly for the first quarter of 2024 overall, falling in January but then posting positive returns in February and March, buoyed by global macroeconomic data that showed encouraging signs.

•

China’s equity market stabilized somewhat, as the National Peoples Congress announced positive fiscal and monetary support and travel data around the Lunar New Year demonstrated encouraging activity levels in line with pre-pandemic totals.

•

India maintained strong positive returns from 2023 into 2024, as both domestic and foreign investor flows boosted its equity market and as investors continued to see value in the country’s long-term, domestically-driven growth story.

•

Latin American equity markets saw divergent fortunes. Brazil significantly underperformed the MSCI Emerging Markets Index, as larger stocks disappointed on poor dividend payouts and on poor performance of commodity-related stocks, which are a large component of Brazil’s index. On the other hand, Mexico performed well, as the supply-chain diversification trend attracted investment.

•

Taiwan and South Korea posted strong returns toward the end of the quarter, as semiconductor prices showed signs of recovery from the post-pandemic slump and as the improving forecast for chip demand, in part driven by artificial intelligence (“AI”)-related products, boosted earnings forecasts.

•

Egypt saw the largest underperformance, as the International Monetary Fund announced it would tie payments of an $8 billion financial program to improvements in currency access. This led to a sharp decline in the local currency, which contributed to poor performance of its equity market.

2

MARKET REVIEW

•	The MSCI Emerging Markets Index was virtually flat in April 2024, albeit modestly positive.

•	Asia was the best performing emerging markets region, mainly driven by China, while Latin America continued to be the weakest region, with major markets, such as Brazil and Mexico, posting declines.

•

Overall, emerging markets’ currencies struggled as U.S. interest rate views changed rapidly during the month. In turn, rate cut hopes in the emerging markets were also pushed back, with some countries, such as Indonesia, hiking interest rates to defend its currency.

•

The main driver of returns was improvement in risk appetite for China, as indicated by positive flows into the Chinese equity market from both domestic and foreign investors. These flows were likely driven by attractive valuations in the context of earnings forecasts and historical averages; better than expected economic activity data; and supportive policy measures in financial markets and the real estate sector. India also had a strong month.

•

In Taiwan, the key theme for the month continued to be the AI supply chain. Strong AI-driven demand was positive but a slower recovery in semiconductor demand outside of AI meant the overall Taiwan market consolidated for the month following a strong rally in the first quarter of 2024. Separately, South Korea’s equity market meaningfully corrected.

•

All 11 sectors of the MSCI Emerging Markets Index posted positive returns during the Reporting Period overall. During the Reporting Period as a whole, the best performing sectors within the MSCI Emerging Markets Index were information technology, utilities and energy. The weakest performing sectors were health care, consumer staples and real estate.

•

The best performing countries within the MSCI Emerging Markets Index during the Reporting Period were Peru, Colombia, Turkey, Taiwan and India. The weakest performing countries were Egypt, Hong Kong, Czech Republic and Thailand, each of which posted negative total returns for the Reporting Period. United Arab Emirates generated a modestly positive return but was also among the weakest constituents in the MSCI Emerging Markets Index during the Reporting Period.

•

Of the largest emerging markets equity markets, the equity markets of China, Taiwan, India, Brazil and Saudi Arabia posted total returns for the Reporting Period of 4.76%, 31.12%, 25.83%, 6.57% and 13.14%, respectively.

Fund Changes and Highlights

No material changes were made to the Funds during the Reporting Period.

Goldman Sachs China Equity Fund

•

The Fund posted a modestly positive absolute return but materially underperformed its benchmark, the MSCI China All Shares Index (net total return, USD, unhedged) (the “Index”), during the Reporting Period.

•

From a macro perspective, the Fund’s bias toward growth-oriented stocks, which faced higher selling pressure during the massive sell-off in the Chinese equity market in January to early February 2024, and lesser exposure to lower quality value stocks and coal companies, which performed better, hurt. When the Chinese equity market began to rebound, high dividend yield companies and state-owned enterprises rebounded quicker than other market segments. The Fund’s exposure to dividend-paying stocks and select artificial intelligence (“AI”) beneficiaries helped sustain its performance in March 2024, but its underweighted exposure to state-owned enterprises, given our focus on high quality businesses, detracted.

•

More specifically, stock selection overall detracted most from the Fund’s performance during the Reporting Period. Individual security selection in the financials, energy, communication services and consumer discretionary sectors dampened relative results most. Only partially offsetting these detractors was stock selection in the materials, industrials, information technology and health care sectors, which contributed positively.

•

Sector allocation decisions as a whole also detracted from the Fund’s relative results during the Reporting Period. Having average underweights to financials, energy and communication services, which each outpaced the Index during the Reporting Period, hurt most. Having a position in cash, though modest, during a Reporting Period when the Index gained, also weighed on the Fund’s relative results. Partially offsetting these detractors was the positive effect of having average underweights to real estate and health care and an average overweight to industrials.

3

MARKET REVIEW

•

Those individual holdings that detracted most included medical products manufacturer WuXi AppTec, web-based shopping platform Meituan, diverse multinational commerce group PDD Holdings, oil and gas company PetroChina and network security products provider Venustech Group. Among individual holdings, metal mineral resources exploration and mining businesses operator Zijin Mining Group, communication transceiver modules and smart equipment manufacturer Zhongji Innolight, household electrical appliances manufacturer Midea Group, online travel agencyTrip.com Group and automotive glass manufacturer Fuyao Glass Industry Group contributed most positively to the Fund’s relative results during the Reporting Period.

Goldman Sachs International Equity ESG Fund

•	The Fund posted a double-digit positive absolute return but significantly underperformed its benchmark, the MSCI EAFE Index (net), during the Reporting Period.

•	Stock selection overall detracted from the Fund’s performance during the Reporting Period.

•

From a sector perspective, individual security selection in the financials, consumer staples, energy and information technology sectors hurt relative results most. Only partially offsetting these detractors was stock selection in the health care, materials, industrials and utilities sectors, which contributed positively.

•

From a country perspective, stock selection in Japan and Finland detracted most from the Fund’s relative results during the Reporting Period, partially offset by effective security selection in France and Switzerland.

•

Sector allocation decisions as a whole contributed positively, albeit modestly, to the Fund’s relative results during the Reporting Period. Having an overweighted allocation to information technology and an underweighted allocation to energy especially helped. Partially offsetting these positive contributors was the detracting effect of having an average overweight to consumer staples and an average underweight to consumer discretionary. Having a position in cash, though modest, during a Reporting Period when the MSCI EAFE Index rallied, also dampened relative results.

•

Country allocation positioning contributed positively to the Fund’s relative results during the Reporting Period. Having out-of-benchmark exposures to Taiwan and the U.S., which each outperformed the MSCI EAFE Index during the Reporting Period, helped most. Having overweighted allocations to Switzerland, Finland and Germany detracted.

•

Those individual holdings that detracted most included Finland-based renewable diesel and sustainable aviation fuel provider Neste, Japan-based information technology solutions provider Nomura Research Institute, Japan-based cosmetics company Shiseido, Hong Kong-based multinational insurance and finance corporation AIA Group and U.K.-based manufacturer of health, hygiene and nutrition products Reckitt Benckiser Group. We sold the Fund’s position in Reckitt Benckiser Group by the end of the Reporting Period. Among individual holdings, out-of-benchmark positions in Taiwan-based semiconductor maker Taiwan Semiconductor Manufacturing and Netherlands-based hydronic flow control and treatment systems manufacturer Aalberts and overweight positions in Switzerland-based multinational manufacturing company for the pharmaceutical, biotechnology and nutrition sectors Lonza Group, France-based energy management and industrial automation company Schneider Electric and Spain-based bank Banco Bilbao Vizcaya Argentaria contributed most positively to the Fund’s relative results during the Reporting Period.

4

FUND BASICS

Goldman Sachs China Equity Fund

as of April 30, 2024

PERFORMANCE REVIEW

November 1, 2023-April 30, 2024	Fund Total Return (based on NAV)[1]	MSCI®* China All Shares Index[2]
Class A	0.75%	3.64%
Class C	0.36	3.64
Institutional	0.94	3.64
Investor	0.89	3.64
Class R6	0.89	3.64
Class P	0.90	3.64

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The MSCI® China All Shares Index (Net, USD, Unhedged) captures large- and mid-cap representation across China A Shares, B Shares, H Shares, Red Chips, P-Chips and foreign listings. The MSCI® China All Shares Index (Net, USD, Unhedged) aims to reflect the opportunity set of China share classes listed in Hong Kong, Shanghai, Shenzhen and outside of China. MSCI uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI® China All Shares Index (Net, USD, Unhedged) does not reflect any deductions of expenses associated with mutual funds such as management fees and other expenses. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 4/30/24[3,4]

Holding	% of Net Assets	Line of Business	Country
Tencent Holdings Ltd.	9.8%	Interactive Media & Services	China
Kweichow Moutai Co. Ltd., Class A	4.5	Beverages	China
Alibaba Group Holding Ltd.	4.2	Broadline Retail	China
Zijin Mining Group Co. Ltd., Class H	3.2	Metals & Mining	China
Contemporary Amperex Technology Co. Ltd., Class A	2.7	Electrical Equipment	China
China Yangtze Power Co. Ltd., Class A	2.6	Independent Power and Renewable Electricity Producers	China
China Petroleum & Chemical Corp., Class H	2.4	Oil, Gas & Consumable Fuels	China
Meituan, Class B	2.4	Hotels, Restaurants & Leisure	China
Trip.com Group Ltd.	2.2	Hotels, Restaurants & Leisure	China
Postal Savings Bank of China Co. Ltd., Class A	2.1	Banks	China

[3]	The top 10 holdings may not be representative of the Fund’s future investments.
[4]	The line of business for each holding is reported at the industry or sub-industry level.

*	Source: MSCI

5

FUND BASICS

FUND VS BENCHMARK SECTOR ALLOCATIONS[5]

As of April 30, 2024

[5]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and other investment companies held by the Fund are not reflected in the graph above.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

*	Source: MSCI

6

FUND BASICS

Goldman Sachs Emerging Markets Equity Fund

as of April 30, 2024

PERFORMANCE REVIEW

November 1, 2023-April 30, 2024	Fund Total Return (based on NAV)[1]	MSCI®* Emerging Markets Index[2]
Class A	13.69%	15.40%
Class C	13.26	15.40
Institutional	13.89	15.40
Service	13.59	15.40
Investor	13.85	15.40
Class R6	13.89	15.40
Class P	13.89	15.40

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The MSCI® Emerging Markets Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of April 30, 2024 the MSCI® Emerging Markets Index consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. For this Index, the dividend is reinvested after deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI® Emerging Markets Index does not reflect any deductions of expenses associated with mutual funds such as management fees and other expenses. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 4/30/24[3,4]

Holding	% of Net Assets	Line of Business	Country
Taiwan Semiconductor Manufacturing Co. Ltd.	9.5%	Semiconductors & Semiconductor Equipment	Taiwan
Samsung Electronics Co. Ltd.	6.7	Technology Hardware, Storage & Peripherals	South Korea
Tencent Holdings Ltd.	5.7	Interactive Media & Services	China
Alibaba Group Holding Ltd.	3.0	Broadline Retail	China
ICICI Bank Ltd.	2.5	Banks	India
Kweichow Moutai Co. Ltd., Class A	2.5	Beverages	China
Zomato Ltd.	2.0	Hotels, Restaurants & Leisure	India
Meituan, Class B	1.6	Hotels, Restaurants & Leisure	China
Bank Central Asia Tbk PT	1.5	Banks	Indonesia
China Merchants Bank Co. Ltd., Class H	1.5	Banks	China

[3]	The top 10 holdings may not be representative of the Fund’s future investments.
[4]	The line of business for each holding is reported at the industry or sub-industry level.

*	Source: MSCI

7

FUND BASICS

FUND VS BENCHMARK SECTOR ALLOCATIONS[5]

As of April 30, 2024

[5]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and other investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 0.3% of the Fund’s net assets at April 30, 2024.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

*	Source: MSCI

8

FUND BASICS

Goldman Sachs Emerging Markets Equity Ex. China Fund

as of April 30, 2024

PERFORMANCE REVIEW

November 1, 2023-April 30, 2024	Fund Total Return (based on NAV)[1]	MSCI®* Emerging Markets ex China Index[2]
Class A	17.74%	20.13%
Class C	17.34	20.13
Institutional	17.99	20.13
Investor	17.85	20.13
Class R6	17.99	20.13
Class R	17.55	20.13
Class P	17.90	20.13

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The MSCI® Emerging Markets ex China Index (Net, USD, Unhedged) captures large and mid-cap representation across 23 of the 24 Emerging Markets (EM) countries excluding China. With 662 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. As of April 30, 2024 the MSCI® Emerging Markets ex China Index consists of the following 23 emerging market country indexes: Brazil, Chile, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. For this Index, the dividend is reinvested after deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI® Emerging Markets ex China Index does not reflect any deductions of expenses associated with mutual funds such as management fees and other expenses. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 4/30/24[3,4]

Holding	% of Net Assets	Line of Business	Country
Taiwan Semiconductor Manufacturing Co. Ltd.	13.8%	Semiconductors & Semiconductor Equipment	Taiwan
Samsung Electronics Co. Ltd.	8.5	Technology Hardware, Storage & Peripherals	South Korea
ICICI Bank Ltd.	2.8	Banks	India
Bank Central Asia Tbk PT	2.7	Banks	Indonesia
Zomato Ltd.	2.3	Hotels, Restaurants & Leisure	India
MediaTek, Inc.	1.7	Semiconductors & Semiconductor Equipment	Taiwan
MercadoLibre, Inc.	1.6	Broadline Retail	Brazil
Tata Consumer Products Ltd.	1.6	Food Products	India
National Bank of Greece SA	1.5	Banks	Greece
Saudi Arabian Oil Co.	1.5	Oil, Gas & Consumable Fuels	Saudi Arabia

[3]	The top 10 holdings may not be representative of the Fund’s future investments.
[4]	The line of business for each holding is reported at the industry or sub-industry level.

*	Source: MSCI

9

FUND BASICS

FUND VS BENCHMARK SECTOR ALLOCATIONS[5]

As of April 30, 2024

[5]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and other investment companies held by the Fund are not reflected in the graph above.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

*	Source: MSCI

10

FUND BASICS

Goldman Sachs ESG Emerging Markets Equity Fund

as of April 30, 2024

PERFORMANCE REVIEW

November 1, 2023-April 30, 2024	Fund Total Return (based on NAV)[1]	MSCI®* Emerging Markets Index[2]
Class A	13.68%	15.40%
Class C	13.27	15.40
Institutional	13.69	15.40
Investor	13.74	15.40
Class R6	13.78	15.40
Class R	13.39	15.40
Class P	13.80	15.40

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The MSCI® Emerging Markets Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of April 30, 2024 the MSCI® Emerging Markets Index consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. For this Index, the dividend is reinvested after deduction of withholding tax, applying the rate to nonresident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI Emerging Markets Index does not reflect any deductions of expenses associated with mutual funds such as management fees and other expenses. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 4/30/24[3,4]

Holding	% of Net Assets	Line of Business	Country
Taiwan Semiconductor Manufacturing Co. Ltd.	10.3%	Semiconductors & Semiconductor Equipment	Taiwan
Samsung Electronics Co. Ltd.	6.8	Technology Hardware, Storage & Peripherals	South Korea
Tencent Holdings Ltd.	6.7	Interactive Media & Services	China
Alibaba Group Holding Ltd.	3.2	Broadline Retail	China
ICICI Bank Ltd.	3.1	Banks	India
Zomato Ltd.	2.7	Hotels, Restaurants & Leisure	India
Tata Consumer Products Ltd.	2.5	Food Products	India
Bank Central Asia Tbk PT	2.3	Banks	Indonesia
China Merchants Bank Co. Ltd., Class H	2.0	Banks	China
MercadoLibre, Inc.	1.9	Broadline Retail	Brazil

[3]	The top 10 holdings may not be representative of the Fund’s future investments.
[4]	The line of business for each holding is reported at the industry or sub-industry level.

*	Source: MSCI

11

FUND BASICS

FUND VS BENCHMARK SECTOR ALLOCATIONS[5]

As of April 30, 2024

[5]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Underlying sector allocations of exchange traded funds and other investment companies held by the Fund are not reflected in the graph above.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

*	Source: MSCI

12

FUND BASICS

Goldman Sachs International Equity ESG Fund

as of April 30, 2024

PERFORMANCE REVIEW

November 1, 2023-April 30, 2024	Fund Total Return (based on NAV)[1]	MSCI®* EAFE Index[2]
Class A	14.47%	18.63%
Class C	14.00	18.63
Institutional	14.61	18.63
Service	14.37	18.63
Investor	14.59	18.63
Class R6	14.66	18.63
Class P	14.64	18.63

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The MSCI® EAFE Index is a market capitalization-weighted composite of securities in 21 developed markets. The MSCI® EAFE Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI® EAFE Index is unmanaged and the figures for the MSCI® EAFE Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 4/30/24[3,4]

Holding	% of Net Assets	Line of Business	Country
Iberdrola SA	4.3%	Electric Utilities	Spain
BNP Paribas SA	4.3	Banks	France
Koninklijke Ahold Delhaize NV	4.1	Consumer Staples Distribution & Retail	Netherlands
Zurich Insurance Group AG	4.1	Insurance	Switzerland
AstraZeneca PLC	4.0	Pharmaceuticals	United Kingdom
Nestle SA	4.0	Food Products	United States
Sumitomo Mitsui Financial Group, Inc.	3.7	Banks	Japan
ORIX Corp.	3.5	Financial Services	Japan
Takeda Pharmaceutical Co. Ltd.	3.1	Pharmaceuticals	Japan
AIA Group Ltd.	3.0	Insurance	Hong Kong

[3]	The top 10 holdings may not be representative of the Fund’s future investments.
[4]	The line of business for each holding is reported at the industry or sub-industry level.

*	Source: MSCI

13

FUND BASICS

FUND VS BENCHMARK SECTOR ALLOCATIONS[5]

As of April 30, 2024

[5]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and other investment companies held by the Fund are not reflected in the graph above. Investments in the securities lending reinvestment vehicle represented 1.7% of the Fund’s net assets at April 30, 2024.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

*	Source: MSCI

14

FUND BASICS

Goldman Sachs International Equity Income Fund

as of April 30, 2024

PERFORMANCE REVIEW

November 1, 2023-April 30, 2024	Fund Total Return (based on NAV)[1]	MSCI®* EAFE Index[2]
Class A	16.20%	18.63%
Class C	15.73	18.63
Institutional	16.41	18.63
Investor	16.39	18.63
Class R6	16.44	18.63
Class R	16.09	18.63
Class P	16.45	18.63

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The MSCI® EAFE Index is a market capitalization-weighted composite of securities in 21 developed markets. The MSCI® EAFE Index approximates the minimum possible dividend reinvestment. The dividend is reinvested after deduction for withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI® Inc. uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The MSCI® EAFE Index is unmanaged and the figures for the MSCI® EAFE Index do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 4/30/24[3,4]

Holding	% of Net Assets	Line of Business	Country
Shell PLC	4.9%	Oil, Gas & Consumable Fuels	United States
Rio Tinto PLC	4.4	Metals & Mining	Australia
AstraZeneca PLC	4.2	Pharmaceuticals	United Kingdom
Koninklijke Ahold Delhaize NV	4.1	Consumer Staples Distribution & Retail	Netherlands
BP PLC	4.0	Oil, Gas & Consumable Fuels	United States
Iberdrola SA	3.6	Electric Utilities	Spain
BNP Paribas SA	3.5	Banks	France
HSBC Holdings PLC	3.3	Banks	United Kingdom
ORIX Corp.	3.3	Financial Services	Japan
Vinci SA	3.1	Construction & Engineering	France

[3]	The top 10 holdings may not be representative of the Fund’s future investments.
[4]	The line of business for each holding is reported at the industry or sub-industry level.

*	Source: MSCI

15

FUND BASICS

FUND VS BENCHMARK SECTOR ALLOCATIONS[5]

As of April 30, 2024

[5]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and other investment companies held by the Fund are not reflected in the graph above.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

*	Source: MSCI

16

GOLDMAN SACHS CHINA EQUITY FUND

Schedule of Investments April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – 98.1%

China – 93.9%
99,816	Aier Eye Hospital Group Co. Ltd., Class A (Health Care Equipment & Services)	$176,979
166,076	Alibaba Group Holding Ltd. (Consumer Discretionary Distribution & Retail)	1,554,980
14,134	Anji Microelectronics Technology Shanghai Co. Ltd., Class A (Semiconductors & Semiconductor Equipment)	320,947
57,200	ANTA Sports Products Ltd. (Consumer Durables & Apparel)	647,561
39,050	Baidu, Inc., Class A (Media & Entertainment)*	505,916
603,800	Bank of Jiangsu Co. Ltd., Class A (Banks)	671,979
100,341	Bank of Ningbo Co. Ltd., Class A (Banks)	316,286
8,800	BYD Co. Ltd., Class A (Automobiles & Components)	263,750
18,000	BYD Co. Ltd., Class H (Automobiles & Components)	493,426
137,400	China Merchants Bank Co. Ltd., Class A (Banks)	647,181
152,000	China Merchants Bank Co. Ltd., Class H (Banks)	658,290
1,506,000	China Petroleum & Chemical Corp., Class H (Energy)	898,934
34,200	China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)	282,749
2,500,000	China Tower Corp. Ltd., Class H (Telecommunication Services)(a)	292,648
273,500	China Yangtze Power Co. Ltd., Class A (Utilities)	972,409
206,000	CITIC Securities Co. Ltd., Class H (Financial Services)	327,976
36,436	Contemporary Amperex Technology Co. Ltd., Class A (Capital Goods)	1,017,351
174,691	East Money Information Co. Ltd., Class A (Financial Services)	312,821
96,280	Fuyao Glass Industry Group Co. Ltd., Class A (Automobiles & Components)	660,851
58,000	H World Group Ltd. (Consumer Services)	215,799
4,018	H World Group Ltd. ADR (Consumer Services)	147,501
122,000	Haidilao International Holding Ltd. (Consumer Services)(a)	275,257
113,700	Hualan Biological Engineering, Inc., Class A (Pharmaceuticals, Biotechnology & Life Sciences)	304,709

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
91,000	Inner Mongolia Yili Industrial Group Co. Ltd., Class A (Food, Beverage & Tobacco)	$357,999
50,500	Innovent Biologics, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	244,469
47,150	JD.com, Inc., Class A (Consumer Discretionary Distribution & Retail)	679,355
231,900	Jiangsu Expressway Co. Ltd., Class A (Transportation)	354,546
71,496	Jiangsu Hengrui Pharmaceuticals Co. Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)	453,232
8,954	KE Holdings, Inc. ADR (Real Estate Management & Development)	135,384
130,000	Kingdee International Software Group Co. Ltd. (Software & Services)*	137,153
7,219	Kweichow Moutai Co. Ltd., Class A (Food, Beverage & Tobacco)	1,689,671
19,300	Li Auto, Inc., Class A (Automobiles & Components)*	252,867
65,790	Meituan, Class B (Consumer Services)*(a)	898,332
79,500	Midea Group Co. Ltd., Class A (Consumer Durables & Apparel)	763,284
37,833	Montage Technology Co. Ltd., Class A (Semiconductors & Semiconductor Equipment)	262,302
147,036	NARI Technology Co. Ltd., Class A (Capital Goods)	474,745
33,150	Ningbo Tuopu Group Co. Ltd., Class A (Automobiles & Components)	284,763
3,896	PDD Holdings, Inc. ADR (Consumer Discretionary Distribution & Retail)*	487,701
720,000	PetroChina Co. Ltd., Class H (Energy)	670,854
418,000	PICC Property & Casualty Co. Ltd., Class H (Insurance)	519,316
62,700	Ping An Insurance Group Co. of China Ltd., Class A (Insurance)	355,803
115,500	Ping An Insurance Group Co. of China Ltd., Class H (Insurance)	523,456
1,172,055	Postal Savings Bank of China Co. Ltd., Class A (Banks)	774,314
27,650	SG Micro Corp., Class A (Semiconductors & Semiconductor Equipment)	291,527
37,678	Shenzhen Inovance Technology Co. Ltd., Class A (Capital Goods)	309,062

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS CHINA EQUITY FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
11,000	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A (Health Care Equipment & Services)	$461,086
46,000	Sieyuan Electric Co. Ltd., Class A (Capital Goods)	412,034
374,100	Sinotrans Ltd., Class A (Transportation)	302,737
18,012	Sungrow Power Supply Co. Ltd., Class A (Capital Goods)	255,360
34,149	Sunresin New Materials Co. Ltd., Class A (Materials)	219,272
83,300	Tencent Holdings Ltd. (Media & Entertainment)	3,655,471
21,515	Tencent Music Entertainment Group ADR (Media & Entertainment)*	270,013
17,200	Trip.com Group Ltd. (Consumer Services)*	837,767
50,000	Tsingtao Brewery Co. Ltd., Class H (Food, Beverage & Tobacco)	360,320
78,500	Venustech Group, Inc., Class A (Software & Services)	211,956
19,498	Wanhua Chemical Group Co. Ltd., Class A (Materials)	238,461
248,698	Weichai Power Co. Ltd., Class A (Capital Goods)	595,624
86,966	Wens Foodstuffs Group Co. Ltd., Class A (Food, Beverage & Tobacco)	229,953
25,139	Will Semiconductor Co. Ltd. Shanghai, Class A (Semiconductors & Semiconductor Equipment)	350,676
20,228	WuXi AppTec Co. Ltd., Class H (Pharmaceuticals, Biotechnology & Life Sciences)(a)	91,048
321,400	Xiaomi Corp., Class B (Technology Hardware & Equipment)*(a)	700,629
46,528	Yifeng Pharmacy Chain Co. Ltd., Class A (Consumer Staples Distribution & Retail)	280,952
284,070	Yunnan Aluminium Co. Ltd., Class A (Materials)	559,584
46,719	Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A (Capital Goods)	140,792
20,600	Zhongji Innolight Co. Ltd., Class A (Technology Hardware & Equipment)	518,364
544,000	Zijin Mining Group Co. Ltd., Class H (Materials)	1,186,720
21,801	ZTO Express Cayman, Inc. ADR (Transportation)	457,603

		35,222,857

Shares	Description	Value

Common Stocks – (continued)

Hong Kong – 2.4%
16,200	AIA Group Ltd. (Insurance)	$118,655
20,500	ASMPT Ltd. (Semiconductors & Semiconductor Equipment)	254,767
5,901	Hong Kong Exchanges & Clearing Ltd. (Financial Services)	187,501
121,500	Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	41,516
168,000	Sino Land Co. Ltd. (Real Estate Management & Development)	179,626
9,500	Techtronic Industries Co. Ltd. (Capital Goods)	131,283

		913,348

Taiwan – 1.8%
36,000	Chroma ATE, Inc. (Technology Hardware & Equipment)	292,382
13,000	Jentech Precision Industrial Co. Ltd. (Semiconductors & Semiconductor Equipment)	386,781

		679,163

TOTAL COMMON STOCKS (Cost $33,144,932)		36,815,368

Shares	Dividend Rate	Value

Investment Company – 0.1%(b)
Goldman Sachs Financial Square Government Fund - Institutional Shares
22,669	5.223%	22,669
(Cost $22,669)

TOTAL INVESTMENTS – 98.2% (Cost $33,167,601)		$36,838,037

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.8%		666,440

NET ASSETS – 100.0%		$37,504,477

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(b)	Represents an affiliated issuer.

Investment Abbreviations:
ADR —American Depositary Receipt

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CHINA EQUITY FUND

Sector Name	% of Market Value

Consumer Discretionary	23.0%

Financials	14.6

Communication Services	12.8

Industrials	12.1

Information Technology	10.1

Consumer Staples	8.0

Materials	6.0

Health Care	5.6

Energy	4.3

Utilities	2.6

Real Estate	0.8

Investment Company	0.1

TOTAL INVESTMENTS	100.0%

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – 99.4%

Brazil – 5.4%
2,794,579	Caixa Seguridade Participacoes SA (Insurance)	$8,427,976
3,097,700	Fleury SA (Health Care Equipment & Services)	8,638,196
22,378	MercadoLibre, Inc. (Consumer Discretionary Distribution & Retail)*	32,642,789
1,712,468	NU Holdings Ltd., Class A (Banks)*	18,597,403
1,265,710	Odontoprev SA (Health Care Equipment & Services)	2,912,844
1,001,900	PRIO SA (Energy)	9,261,488
2,115,600	Raia Drogasil SA (Consumer Staples Distribution & Retail)	10,421,956
2,457,100	Rumo SA (Transportation)*	9,539,563
5,693,200	Sendas Distribuidora SA (Consumer Staples Distribution & Retail)*	14,384,852
4,072,400	TIM SA (Telecommunication Services)	13,810,993
2,324,300	TOTVS SA (Software & Services)	12,327,393
957,400	Vivara Participacoes SA (Consumer Durables & Apparel)	4,085,811

		145,051,264

China – 28.8%
8,632,224	Alibaba Group Holding Ltd. (Consumer Discretionary Distribution & Retail)	80,824,070
2,054,200	ANTA Sports Products Ltd. (Consumer Durables & Apparel)	23,255,583
908,500	BYD Co. Ltd., Class H (Automobiles & Components)	24,904,332
9,166,000	China Merchants Bank Co. Ltd., Class H (Banks)	39,696,641
3,761,780	China Yangtze Power Co. Ltd., Class A (Utilities)	13,374,734
881,574	Contemporary Amperex Technology Co. Ltd., Class A (Capital Goods)	24,614,956
3,095,600	Fuyao Glass Industry Group Co. Ltd., Class H (Automobiles & Components)(a)	18,533,553
3,800,797	Hualan Biological Engineering, Inc., Class A (Pharmaceuticals, Biotechnology & Life Sciences)	10,185,910
1,115,246	KE Holdings, Inc. ADR (Real Estate Management & Development)	16,862,520
278,651	Kweichow Moutai Co. Ltd., Class A (Food, Beverage & Tobacco)	65,220,750
3,031,200	Meituan, Class B (Consumer Services)*(a)	41,389,615
1,808,300	Midea Group Co. Ltd., Class A (Consumer Durables & Apparel)	17,361,590
3,179,300	NARI Technology Co. Ltd., Class A (Capital Goods)	10,265,212

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
13,158,000	PICC Property & Casualty Co. Ltd., Class H (Insurance)	$16,347,280
4,375,000	Ping An Insurance Group Co. of China Ltd., Class H (Insurance)	19,827,864
775,500	Ping An Insurance Group Co. of China Ltd., Class H (Insurance)	3,514,631
395,329	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A (Health Care Equipment & Services)	16,570,959
2,095,300	Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)	20,595,148
1,354,988	Silergy Corp. (Semiconductors & Semiconductor Equipment)	17,995,768
1,675,740	Sunresin New Materials Co. Ltd., Class A (Materials)	10,759,999
3,471,200	Tencent Holdings Ltd. (Media & Entertainment)	152,327,365
925,692	Tencent Music Entertainment Group ADR (Media & Entertainment)*	11,617,435
8,514,000	Weichai Power Co. Ltd., Class H (Capital Goods)	17,397,192
1,127,616	Will Semiconductor Co. Ltd. Shanghai, Class A (Semiconductors & Semiconductor Equipment)	15,729,678
11,726,992	Yunnan Aluminium Co. Ltd., Class A (Materials)	23,100,789
3,128,392	Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A (Capital Goods)	9,427,668
631,597	Zhongji Innolight Co. Ltd., Class A (Technology Hardware & Equipment)	15,893,054
6,994,000	Zijin Mining Group Co. Ltd., Class H (Materials)	15,257,212
713,913	ZTO Express Cayman, Inc. ADR (Transportation)	14,985,034

		767,836,542

Egypt – 0.5%
8,531,781	Commercial International Bank - Egypt (CIB), GDR (Banks)	12,644,099

Greece – 2.6%
522,297	JUMBO SA (Consumer Discretionary Distribution & Retail)	16,264,805
213,949	Mytilineos SA (Capital Goods)	8,679,937
4,238,444	National Bank of Greece SA (Banks)*	34,195,919
2,859,022	Piraeus Financial Holdings SA (Banks)*	11,453,110

		70,593,771

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

India – 18.3%
218,381	Amber Enterprises India Ltd. (Consumer Durables & Apparel)*	$10,027,168
268,378	Apollo Hospitals Enterprise Ltd. (Health Care Equipment & Services)	19,088,399
2,444,148	Axis Bank Ltd. (Banks)	34,115,657
267,603	Bajaj Finance Ltd. (Financial Services)	22,198,261
529,897	Cartrade Tech Ltd. (Consumer Discretionary Distribution & Retail)*	4,450,332
251,455	Coforge Ltd. (Software & Services)	15,312,166
581,462	Computer Age Management Services Ltd. (Commercial & Professional Services)	22,286,399
120,956	Craftsman Automation Ltd. (Capital Goods)	6,405,464
1,033,211	Five-Star Business Finance Ltd. (Financial Services)*	9,371,559
877,688	Godrej Properties Ltd. (Real Estate Management & Development)*	27,740,583
4,795,760	ICICI Bank Ltd. (Banks)	66,080,541
204,962	Info Edge India Ltd. (Media & Entertainment)	14,823,617
1,654,816	Infosys Ltd. (Software & Services)	27,940,779
4,472,098	Jio Financial Services Ltd. (Financial Services)*	20,138,527
300,416	Navin Fluorine International Ltd. (Materials)	12,278,914
588,882	Netweb Technologies India Ltd. (Technology Hardware & Equipment)*	11,778,635
1,182,284	SBI Life Insurance Co. Ltd. (Insurance)(a)	20,340,492
2,184,782	Sona Blw Precision Forgings Ltd. (Automobiles & Components)(a)	16,331,066
1,715,548	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	30,820,116
2,463,197	Tata Consumer Products Ltd. (Food, Beverage & Tobacco)	32,618,308
266,142	TeamLease Services Ltd. (Commercial & Professional Services)*	10,560,494
22,944,409	Zomato Ltd. (Consumer Services)*	52,954,037

		487,661,514

Indonesia – 2.8%
67,989,900	Bank Central Asia Tbk PT (Banks)	40,881,280
152,427,600	BFI Finance Indonesia Tbk PT (Financial Services)	9,837,700

Shares	Description	Value

Common Stocks – (continued)

Indonesia – (continued)
242,516,000	Map Aktif Adiperkasa PT (Consumer Discretionary Distribution & Retail)	$11,782,758
399,875,000	Nusantara Sejahtera Raya Tbk PT (Media & Entertainment)(a)	5,557,918
300,456,400	Pakuwon Jati Tbk PT (Real Estate Management & Development)	7,411,345

		75,471,001

Mexico – 3.8%
4,669,799	Alsea SAB de CV (Consumer Services)*	19,561,594
10,249,200	America Movil SAB de CV, Series B (Telecommunication Services)	9,758,151
1,962,599	Arca Continental SAB de CV (Food, Beverage & Tobacco)	19,146,246
2,684,200	Banco del Bajio SA (Banks)(a)	9,896,477
8,732,750	Gentera SAB de CV (Financial Services)	14,003,394
4,368,614	Prologis Property Mexico SA de CV REIT (Equity Real Estate Investment Trusts (REITs))	17,228,876
3,375,300	Wal-Mart de Mexico SAB de CV (Consumer Staples Distribution & Retail)	12,594,263

		102,189,001

Peru – 0.7%
120,318	Credicorp Ltd. (Banks)	19,925,864

Philippines – 1.8%
6,250,400	BDO Unibank, Inc. (Banks)	16,034,851
2,906,220	Jollibee Foods Corp. (Consumer Services)	11,816,869
107,112,700	Monde Nissin Corp. (Food, Beverage & Tobacco)(a)	19,752,117

		47,603,837

Poland – 0.6%
178,473	Dino Polska SA (Consumer Staples Distribution & Retail)*(a)	17,098,176

Romania – 0.6%
507,589	Societatea De Producere A Energiei Electrice in Hidrocentrale Hidroelectrica SA (Utilities)*	14,662,086

Russia – 0.0%
10,483,256	Detsky Mir PJSC (Consumer Discretionary Distribution & Retail)*(b)	—
2,495,750	Renaissance Insurance Group JSC (Insurance)(b)	—

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Russia – (continued)
4,327,745	Sberbank of Russia PJSC (Banks)(b)	$—

		—

Saudi Arabia – 2.4%
1,490,493	Alinma Bank (Banks)	13,221,466
331,245	Co. for Cooperative Insurance (The) (Insurance)	13,146,315
3,308,848	Saudi Arabian Oil Co. (Energy)(a)	26,512,854
1,214,263	Saudi National Bank (The) (Banks)	12,155,335

		65,035,970

Singapore – 0.3%
7,450,093	Nanofilm Technologies International Ltd. (Materials)	3,518,896
562,724	TDCX, Inc. ADR (Commercial & Professional Services)*	4,029,104

		7,548,000

Slovenia – 0.7%
845,510	Nova Ljubljanska Banka dd, GDR (Banks)	18,227,041

South Africa – 1.4%
1,172,869	Clicks Group Ltd. (Consumer Staples Distribution & Retail)	18,167,045
1,552,394	JSE Ltd. (Financial Services)	7,088,410
20,600,993	Old Mutual Ltd. (Insurance)(c)	12,062,055

		37,317,510

South Korea – 11.6%
74,450	HD Hyundai Marine Solution Co. Ltd. (Engineering & Construction)*	4,492,533
123,928	Hyundai Motor Co. (Automobiles & Components)	22,291,666
243,974	JYP Entertainment Corp. (Media & Entertainment)	11,669,008
451,790	KB Financial Group, Inc. (Banks)	24,503,706
271,321	LG Electronics, Inc. (Consumer Durables & Apparel)	18,070,554
37,299	NCSoft Corp. (Media & Entertainment)	4,712,742
67,563	Orion Corp. (Food, Beverage & Tobacco)	4,521,575
26,638	Samsung Biologics Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	14,972,091
470,986	Samsung E&A Co. Ltd. (Capital Goods)*	8,929,576
3,192,490	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	177,459,786

Shares	Description	Value

Common Stocks – (continued)

South Korea – (continued)
53,034	Samsung SDI Co. Ltd. (Technology Hardware & Equipment)	$16,412,388

		308,035,625

Taiwan – 15.0%
3,064,589	Chailease Holding Co. Ltd. (Financial Services)	16,163,447
1,060,000	Chroma ATE, Inc. (Technology Hardware & Equipment)	8,609,021
2,205,000	Delta Electronics, Inc. (Technology Hardware & Equipment)	21,594,217
465,000	Jentech Precision Industrial Co. Ltd. (Semiconductors & Semiconductor Equipment)	13,834,870
971,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	29,276,798
837,000	Merida Industry Co. Ltd. (Consumer Durables & Apparel)	6,014,253
1,272,000	Nien Made Enterprise Co. Ltd. (Consumer Durables & Apparel)	14,865,047
10,604,883	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	253,920,868
2,627,000	Unimicron Technology Corp. (Technology Hardware & Equipment)	14,527,378
12,775,000	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	19,627,804

		398,433,703

Thailand – 0.7%
4,159,500	PTT Exploration & Production PCL (Energy)	17,400,422

United Arab Emirates – 0.3%
2,708,564	Abu Dhabi Islamic Bank PJSC (Banks)	8,229,893

United States – 1.1%
777,692	GCC SAB de CV (Materials)	8,851,591
5,453,700	Samsonite International SA (Consumer Durables & Apparel)*(a)	19,173,409

		28,025,000

TOTAL COMMON STOCKS (Cost $2,234,987,585)		2,648,990,319

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Rate	Value

Preferred Stock – 0.7%

Brazil – 0.7%
3,177,000	Itau Unibanco Holding SA (Banks)
(Cost $17,171,379)		7.53%	$19,187,058

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $2,252,158,964)			2,668,177,377

Shares	Dividend Rate

Securities Lending Reinvestment Vehicle – 0.3%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
7,448,350	5.223%		7,448,350
(Cost $7,448,350)

TOTAL INVESTMENTS – 100.4% (Cost $2,259,607,314)			$2,675,625,727

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.4)%			(10,288,613)

NET ASSETS – 100.0%			$2,665,337,114

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(c)	All or a portion of security is on loan.
(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR —American Depositary Receipt
GDR —Global Depositary Receipt
REIT —Real Estate Investment Trust

Sector Name	% of Market Value

Information Technology	25.2%

Financials	22.1

Consumer Discretionary	18.3

Communication Services	8.3

Consumer Staples	8.0

Industrials	5.5

Health Care	3.8

Materials	2.8

Real Estate	2.6

Energy	2.0

Utilities	1.1

Securities Lending Reinvestment Vehicle	0.3

TOTAL INVESTMENTS	100.0%

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS EMERGING MARKETS EQUITY EX. CHINA FUND

Schedule of Investments April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – 101.0%

Brazil – 7.8%
19,200	Caixa Seguridade Participacoes SA (Insurance)	$57,904
16,400	Fleury SA (Health Care Equipment & Services)	45,733
119	MercadoLibre, Inc. (Consumer Discretionary Distribution & Retail)*	173,585
7,726	NU Holdings Ltd., Class A (Banks)*	83,904
5,616	Odontoprev SA (Health Care Equipment & Services)	12,924
5,100	PRIO SA (Energy)	47,144
13,300	Raia Drogasil SA (Consumer Staples Distribution & Retail)	65,519
12,100	Rumo SA (Transportation)*	46,978
7,000	Sao Martinho SA (Food, Beverage & Tobacco)	38,541
32,300	Sendas Distribuidora SA (Consumer Staples Distribution & Retail)*	81,612
24,900	TIM SA (Telecommunication Services)	84,445
14,300	TOTVS SA (Software & Services)	75,843
5,900	Vivara Participacoes SA (Consumer Durables & Apparel)	25,179

		839,311

Egypt – 0.3%
19,343	Commercial International Bank - Egypt (CIB), GDR (Banks)	28,666

Greece – 3.5%
3,147	Hellenic Telecommunications Organization SA (Telecommunication Services)	47,808
2,604	JUMBO SA (Consumer Discretionary Distribution & Retail)	81,091
1,053	Mytilineos SA (Capital Goods)	42,720
19,853	National Bank of Greece SA (Banks)*	160,175
12,049	Piraeus Financial Holdings SA (Banks)*	48,268

		380,062

India – 26.6%
1,209	Amber Enterprises India Ltd. (Consumer Durables & Apparel)*	55,512
1,476	Apollo Hospitals Enterprise Ltd. (Health Care Equipment & Services)	104,981
11,422	Axis Bank Ltd. (Banks)	159,429
804	Bajaj Finance Ltd. (Financial Services)	66,694
8,988	Bharti Airtel Ltd. (Telecommunication Services)	142,268

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
7,741	CMS Info Systems Ltd. (Commercial & Professional Services)	$38,428
1,282	Coforge Ltd. (Software & Services)	78,066
1,731	Computer Age Management Services Ltd. (Commercial & Professional Services)	66,346
824	Craftsman Automation Ltd. (Capital Goods)	43,637
5,629	Five-Star Business Finance Ltd. (Financial Services)*	51,057
7,309	Godrej Consumer Products Ltd. (Household & Personal Products)	106,671
3,136	Godrej Properties Ltd. (Real Estate Management & Development)*	99,118
6,243	Gokaldas Exports Ltd. (Consumer Durables & Apparel)	65,813
16,450	Hindalco Industries Ltd. (Materials)	126,513
3,306	Home First Finance Co. India Ltd. (Financial Services)(a)	36,066
21,844	ICICI Bank Ltd. (Banks)	300,987
765	Info Edge India Ltd. (Media & Entertainment)	55,328
8,021	Infosys Ltd. (Software & Services)	135,431
18,304	Jio Financial Services Ltd. (Financial Services)*	82,426
6,249	Kfin Technologies Ltd. (Financial Services)*	55,897
1,570	Navin Fluorine International Ltd. (Materials)	64,171
2,968	Netweb Technologies India Ltd. (Technology Hardware & Equipment)*	59,365
2,768	Reliance Industries Ltd. (Energy)	97,169
4,092	SBI Life Insurance Co. Ltd. (Insurance)(a)	70,400
8,289	Sona Blw Precision Forgings Ltd. (Automobiles & Components)(a)	61,960
7,909	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	142,087
5,768	Suven Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*	45,492
12,648	Tata Consumer Products Ltd. (Food, Beverage & Tobacco)	167,488
986	TeamLease Services Ltd. (Commercial & Professional Services)*	39,124

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY EX. CHINA FUND

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
108,814	Zomato Ltd. (Consumer Services)*	$251,135

		2,869,059

Indonesia – 3.9%
482,400	Bank Central Asia Tbk PT (Banks)	290,060
561,200	BFI Finance Indonesia Tbk PT (Financial Services)	36,220
1,067,100	Map Aktif Adiperkasa PT (Consumer Discretionary Distribution & Retail)	51,845
1,222,000	Nusantara Sejahtera Raya Tbk PT (Media & Entertainment)(a)	16,985
1,088,600	Pakuwon Jati Tbk PT (Real Estate Management & Development)	26,852

		421,962

Mexico – 5.7%
27,399	Alsea SAB de CV (Consumer Services)*	114,773
60,900	America Movil SAB de CV, Series B (Telecommunication Services)	57,982
9,827	Arca Continental SAB de CV (Food, Beverage & Tobacco)	95,868
36,300	Bolsa Mexicana de Valores SAB de CV (Financial Services)	68,189
12,600	Grupo Financiero Banorte SAB de CV, Class O (Banks)	124,707
18,904	Prologis Property Mexico SA de CV REIT (Equity Real Estate Investment Trusts (REITs))	74,554
21,200	Wal-Mart de Mexico SAB de CV (Consumer Staples Distribution & Retail)	79,104

		615,177

Peru – 1.0%
618	Credicorp Ltd. (Banks)	102,347

Philippines – 1.9%
27,260	BDO Unibank, Inc. (Banks)	69,933
12,220	Jollibee Foods Corp. (Consumer Services)	49,687
481,900	Monde Nissin Corp. (Food, Beverage & Tobacco)(a)	88,865

		208,485

Poland – 0.8%
862	Dino Polska SA (Consumer Staples Distribution & Retail)*(a)	82,582

Shares	Description	Value

Common Stocks – (continued)

Romania – 0.8%
2,903	Societatea De Producere A Energiei Electrice in Hidrocentrale Hidroelectrica SA (Utilities)*	$83,855

Saudi Arabia – 3.8%
9,251	Alinma Bank (Banks)	82,061
2,281	Co. for Cooperative Insurance (The) (Insurance)	90,528
19,929	Saudi Arabian Oil Co. (Energy)(a)	159,685
7,294	Saudi National Bank (The) (Banks)	73,016

		405,290

Singapore – 0.2%
32,500	Nanofilm Technologies International Ltd. (Materials)	15,351
1,383	TDCX, Inc. ADR (Commercial & Professional Services)*	9,902

		25,253

Slovenia – 0.7%
3,567	Nova Ljubljanska Banka dd, GDR (Banks)	76,896

South Africa – 1.8%
7,396	Clicks Group Ltd. (Consumer Staples Distribution & Retail)	114,560
6,930	JSE Ltd. (Financial Services)	31,643
82,190	Old Mutual Ltd. (Insurance)	48,123

		194,326

South Korea – 15.7%
755	F&F Co. Ltd. (Consumer Durables & Apparel)	35,739
318	HD Hyundai Marine Solution Co. Ltd. (Engineering & Construction)*	19,189
543	Hyundai Motor Co. (Automobiles & Components)	97,673
1,137	JYP Entertainment Corp. (Media & Entertainment)	54,381
2,070	KB Financial Group, Inc. (Banks)	112,270
964	Kia Corp. (Automobiles & Components)	81,673
1,432	LG Electronics, Inc. (Consumer Durables & Apparel)	95,374
172	NCSoft Corp. (Media & Entertainment)	21,732
671	Orion Corp. (Food, Beverage & Tobacco)	44,906
114	Samsung Biologics Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	64,075
2,913	Samsung E&A Co. Ltd. (Capital Goods)*	55,229

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS EMERGING MARKETS EQUITY EX. CHINA FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

South Korea – (continued)
16,386	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	$910,843
330	Samsung SDI Co. Ltd. (Technology Hardware & Equipment)	102,125

		1,695,209

Taiwan – 22.7%
18,260	Chailease Holding Co. Ltd. (Financial Services)	96,308
7,000	Chroma ATE, Inc. (Technology Hardware & Equipment)	56,852
14,000	Delta Electronics, Inc. (Technology Hardware & Equipment)	137,106
7,000	E Ink Holdings, Inc. (Technology Hardware & Equipment)	44,753
2,000	Jentech Precision Industrial Co. Ltd. (Semiconductors & Semiconductor Equipment)	59,505
6,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	180,907
6,000	Nien Made Enterprise Co. Ltd. (Consumer Durables & Apparel)	70,118
62,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,484,514
19,000	Unimicron Technology Corp. (Technology Hardware & Equipment)	105,070
85,000	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	130,596
4,000	Yageo Corp. (Technology Hardware & Equipment)	76,298

		2,442,027

Thailand – 2.0%
29,400	Airports of Thailand PCL (Transportation)	51,618
87,700	Bangkok Dusit Medical Services PCL, Class F (Health Care Equipment & Services)	68,483
23,900	PTT Exploration & Production PCL (Energy)	99,981

		220,082

United Arab Emirates – 1.4%
18,193	Abu Dhabi Islamic Bank PJSC (Banks)	55,279
69,496	ADNOC Drilling Co. PJSC (Energy)	73,036
63,523	Emirates Central Cooling Systems Corp. (Utilities)	27,499

		155,814

Shares	Description	Value

Common Stocks – (continued)

United States – 0.4%
3,952	GCC SAB de CV (Materials)	$44,981

TOTAL COMMON STOCKS (Cost $9,373,700)		10,891,384

Shares	Description	Rate	Value

Preferred Stocks – 1.1%

Brazil – 1.1%
13,500	Itau Unibanco Holding SA (Banks)	7.53%	81,531
28,560	Marcopolo SA (Capital Goods)	7.11	36,246

TOTAL PREFERRED STOCKS (Cost $110,105)			117,777

TOTAL INVESTMENTS – 102.1% (Cost $9,483,805)			$11,009,161

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.1)%			(225,715)

NET ASSETS – 100.0%			$10,783,446

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value

Information Technology	33.1%

Financials	24.0

Consumer Discretionary	12.1

Consumer Staples	8.8

Health Care	4.4

Communication Services	4.3

Energy	4.3

Industrials	4.0

Materials	2.2

Real Estate	1.8

Utilities	1.0

TOTAL INVESTMENTS	100.0%

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Schedule of Investments April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – 97.4%

Brazil – 4.6%
24,263	Caixa Seguridade Participacoes SA (Insurance)	$73,173
296	MercadoLibre, Inc. (Consumer Discretionary Distribution & Retail)*	431,775
16,593	NU Holdings Ltd., Class A (Banks)*	180,200
18,600	Raia Drogasil SA (Consumer Staples Distribution & Retail)	91,628
23,300	Rumo SA (Transportation)*	90,461
44,300	TIM SA (Telecommunication Services)	150,238
8,900	Vivara Participacoes SA (Consumer Durables & Apparel)	37,982

		1,055,457

China – 29.2%
77,127	Alibaba Group Holding Ltd. (Consumer Discretionary Distribution & Retail)	722,145
24,200	ANTA Sports Products Ltd. (Consumer Durables & Apparel)	273,968
9,000	BYD Co. Ltd., Class H (Automobiles & Components)	246,713
103,500	China Merchants Bank Co. Ltd., Class H (Banks)	448,244
38,099	China Yangtze Power Co. Ltd., Class A (Utilities)	135,458
9,960	Contemporary Amperex Technology Co. Ltd., Class A (Capital Goods)	278,099
11,251	KE Holdings, Inc. ADR (Real Estate Management & Development)	170,115
27,700	Meituan, Class B (Consumer Services)*(a)	378,230
20,000	Midea Group Co. Ltd., Class A (Consumer Durables & Apparel)	192,021
37,900	NARI Technology Co. Ltd., Class A (Capital Goods)	122,370
118,000	PICC Property & Casualty Co. Ltd., Class H (Insurance)	146,601
54,500	Ping An Insurance Group Co. of China Ltd., Class H (Insurance)	246,999
4,500	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A (Health Care Equipment & Services)	188,626
23,700	Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)	232,952
14,000	Silergy Corp. (Semiconductors & Semiconductor Equipment)	185,936
34,800	Tencent Holdings Ltd. (Media & Entertainment)	1,527,135
7,865	Tencent Music Entertainment Group ADR (Media & Entertainment)*	98,706

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
94,000	Weichai Power Co. Ltd., Class H (Capital Goods)	$192,076
12,900	Will Semiconductor Co. Ltd. Shanghai, Class A (Semiconductors & Semiconductor Equipment)	179,949
138,800	Yunnan Aluminium Co. Ltd., Class A (Materials)	273,420
39,550	Zhejiang Sanhua Intelligent Controls Co. Ltd., Class A (Capital Goods)	119,187
6,300	Zhongji Innolight Co. Ltd., Class A (Technology Hardware & Equipment)	158,529
8,227	ZTO Express Cayman, Inc. ADR (Transportation)	172,685

		6,690,164

Egypt – 0.6%
88,619	Commercial International Bank - Egypt (CIB), GDR (Banks)	131,333

Greece – 2.8%
6,048	JUMBO SA (Consumer Discretionary Distribution & Retail)	188,340
1,816	Mytilineos SA (Capital Goods)	73,675
39,893	National Bank of Greece SA (Banks)*	321,858
15,706	Piraeus Financial Holdings SA (Banks)*	62,918

		646,791

Hong Kong – 0.5%
3,567	Hong Kong Exchanges & Clearing Ltd. (Financial Services)	113,339

India – 19.2%
3,780	Apollo Hospitals Enterprise Ltd. (Health Care Equipment & Services)	268,853
22,968	Axis Bank Ltd. (Banks)	320,590
2,866	Bajaj Finance Ltd. (Financial Services)	237,741
7,147	Godrej Properties Ltd. (Real Estate Management & Development)*	225,891
51,729	ICICI Bank Ltd. (Banks)	712,771
2,821	Info Edge India Ltd. (Media & Entertainment)	204,025
16,999	Infosys Ltd. ADR (Software & Services)	284,053
60,554	Jio Financial Services Ltd. (Financial Services)*	272,684
15,575	SBI Life Insurance Co. Ltd. (Insurance)(a)	267,959

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
19,235	Sona Blw Precision Forgings Ltd. (Automobiles & Components)(a)	$143,780
15,169	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	272,514
43,165	Tata Consumer Products Ltd. (Food, Beverage & Tobacco)	571,602
269,124	Zomato Ltd. (Consumer Services)*	621,119

		4,403,582

Indonesia – 2.3%
860,800	Bank Central Asia Tbk PT (Banks)	517,586

Mexico – 4.3%
57,500	Alsea SAB de CV (Consumer Services)*	240,865
123,400	America Movil SAB de CV, Series B (Telecommunication Services)	117,488
22,899	Arca Continental SAB de CV (Food, Beverage & Tobacco)	223,392
23,400	Banco del Bajio SA (Banks)(a)	86,274
34,180	Prologis Property Mexico SA de CV REIT (Equity Real Estate Investment Trusts (REITs))	134,799
46,201	Wal-Mart de Mexico SAB de CV (Consumer Staples Distribution & Retail)	172,390

		975,208

Peru – 0.8%
1,057	Credicorp Ltd. (Banks)	175,050

Philippines – 1.5%
42,110	BDO Unibank, Inc. (Banks)	108,030
10,250	Jollibee Foods Corp. (Consumer Services)	41,677
1,046,300	Monde Nissin Corp. (Food, Beverage & Tobacco)(a)	192,943

		342,650

Romania – 0.5%
4,286	Societatea De Producere A Energiei Electrice in Hidrocentrale Hidroelectrica SA (Utilities)*	123,804

Russia – 0.0%
96,162	Detsky Mir PJSC (Consumer Discretionary Distribution & Retail)*(b)	—
16,753	Renaissance Insurance Group JSC (Insurance)(b)	—

		—

Saudi Arabia – 2.0%
19,681	Alinma Bank (Banks)	174,581

Shares	Description	Value

Common Stocks – (continued)

Saudi Arabia – (continued)
4,794	Co. for Cooperative Insurance (The) (Insurance)	$190,262
10,213	Saudi National Bank (The) (Banks)	102,237

		467,080

South Africa – 1.8%
19,775	Clicks Group Ltd. (Consumer Staples Distribution & Retail)	306,303
199,575	Old Mutual Ltd. (Insurance)	116,853

		423,156

South Korea – 10.8%
1,104	Hyundai Motor Co. (Automobiles & Components)	198,583
4,327	KB Financial Group, Inc. (Banks)	234,683
3,087	LG Electronics, Inc. (Consumer Durables & Apparel)	205,601
462	NCSoft Corp. (Media & Entertainment)	58,374
569	Orion Corp. (Food, Beverage & Tobacco)	38,080
27,987	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	1,555,703
581	Samsung SDI Co. Ltd. (Technology Hardware & Equipment)	179,801

		2,470,825

Taiwan – 16.2%
37,731	Chailease Holding Co. Ltd. (Financial Services)	199,003
25,000	Delta Electronics, Inc. (Technology Hardware & Equipment)	244,833
13,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	391,965
13,000	Nien Made Enterprise Co. Ltd. (Consumer Durables & Apparel)	151,923
98,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,346,489
30,000	Unimicron Technology Corp. (Technology Hardware & Equipment)	165,901
130,000	United Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	199,735

		3,699,849

United Arab Emirates – 0.3%
22,869	Abu Dhabi Islamic Bank PJSC (Banks)	69,487

TOTAL COMMON STOCKS (Cost $19,141,753)		22,305,361

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Shares	Description	Rate	Value

Preferred Stock – 0.9%

Brazil – 0.9%
34,900	Itau Unibanco Holding SA (Banks)
(Cost $179,077)		7.53%	$210,774

Shares		Dividend Rate	Value

Investment Company – 1.3%(c)

Goldman Sachs Financial Square Government Fund - Institutional Shares
296,308		5.223%	296,308
(Cost $296,308)

TOTAL INVESTMENTS – 99.6% (Cost $19,617,138)			$22,812,443

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%			80,450

NET ASSETS – 100.0%			$22,892,893

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value

Information Technology	25.8%

Financials	25.1

Consumer Discretionary	18.9

Communication Services	9.5

Consumer Staples	7.0

Industrials	4.6

Health Care	3.2

Real Estate	2.3

Investment Company	1.3

Materials	1.2

Utilities	1.1

TOTAL INVESTMENTS	100.0%

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Schedule of Investments April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – 97.8%

Denmark – 1.6%
132,148	Novo Nordisk A/S, Class B (Pharmaceuticals, Biotechnology & Life Sciences)	$16,946,965

Finland – 3.0%
1,417,179	Neste OYJ (Energy)	32,126,204

France – 7.3%
644,269	BNP Paribas SA (Banks)	46,362,815
276,260	Vinci SA (Capital Goods)	32,371,074

		78,733,889

Germany – 3.0%
931,536	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	32,327,133

Hong Kong – 3.0%
4,472,400	AIA Group Ltd. (Insurance)	32,757,459

Italy – 2.1%
327,600	Moncler SpA (Consumer Durables & Apparel)	22,303,721

Japan – 19.2%
189,600	Hoya Corp. (Health Care Equipment & Services)	21,982,191
62,200	Keyence Corp. (Technology Hardware & Equipment)	27,353,685
1,206,600	Nomura Research Institute Ltd. (Software & Services)	29,197,184
1,856,100	ORIX Corp. (Financial Services)	37,985,860
658,400	Shiseido Co. Ltd. (Household & Personal Products)	17,624,221
707,000	Sumitomo Mitsui Financial Group, Inc. (Banks)	40,160,296
1,250,473	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	32,865,021

		207,168,458

Netherlands – 6.9%
624,383	Aalberts NV (Capital Goods)	29,686,805
1,449,277	Koninklijke Ahold Delhaize NV (Consumer Staples Distribution & Retail)	43,991,631

		73,678,436

Spain – 10.3%
3,022,776	Banco Bilbao Vizcaya Argentaria SA (Banks)	32,688,225
963,411	Cellnex Telecom SA (Telecommunication Services)*(a)	31,845,271
3,815,481	Iberdrola SA (Utilities)	46,783,835

		111,317,331

Shares	Description	Value

Common Stocks – (continued)

Sweden – 2.3%
2,385,482	Hexagon AB, Class B (Technology Hardware & Equipment)(b)	$24,954,464

Switzerland – 9.8%
192,258	DSM-Firmenich AG (Materials)*	21,562,609
38,043	Lonza Group AG (Pharmaceuticals, Biotechnology & Life Sciences)	20,999,495
721,078	UBS Group AG (Financial Services)	18,937,875
90,254	Zurich Insurance Group AG (Insurance)	43,687,121

		105,187,100

Taiwan – 2.0%
157,648	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Semiconductors & Semiconductor Equipment)	21,651,376

United Kingdom – 15.9%
432,257	Ashtead Group PLC (Capital Goods)	31,387,002
287,647	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	43,506,313
400,542	Compass Group PLC (Consumer Services)	11,140,567
5,819,419	DS Smith PLC (Materials)	25,352,483
785,118	RELX PLC (Commercial & Professional Services)	32,258,054
5,544,419	Rentokil Initial PLC (Commercial & Professional Services)	27,988,083

		171,632,502

United States – 11.4%
558,369	Experian PLC (Commercial & Professional Services)	22,521,227
115,402	Ferguson PLC (Capital Goods)	24,333,189
431,656	Nestle SA (Food, Beverage & Tobacco)	43,338,348
141,423	Schneider Electric SE (Capital Goods)	32,246,342

		122,439,106

TOTAL COMMON STOCKS (Cost $984,469,219)		1,053,224,144

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Shares	Dividend Rate	Value

Investment Company – 2.0%(c)
Goldman Sachs Financial Square Government Fund - Institutional Shares
21,829,473	5.223%	$21,829,473
(Cost $21,829,473)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $1,006,298,692)		1,075,053,617

Securities Lending Reinvestment Vehicle – 1.7%(c)

Goldman Sachs Financial Square Government Fund – Institutional Shares
18,450,680	5.223%	18,450,680
(Cost $18,450,680)

TOTAL INVESTMENTS – 101.5% (Cost $1,024,749,372)		$1,093,504,297

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.5)%		(16,657,696)

NET ASSETS – 100.0%		$1,076,846,601

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(b)	All or a portion of security is on loan.
(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company

Sector Name	% of Market Value

Financials	23.1%

Industrials	21.2

Health Care	12.5

Information Technology	12.4

Consumer Staples	9.6

Materials	4.3

Utilities	4.3

Consumer Discretionary	3.1

Energy	2.9

Communication Services	2.9

Investment Company	2.0

Securities Lending Reinvestment Vehicle	1.7

TOTAL INVESTMENTS	100.0%

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Schedule of Investments April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – 97.1%

Australia – 6.0%
930,611	Rio Tinto PLC (Materials)	$62,965,873
2,767,487	Transurban Group (Transportation)	22,218,665

		85,184,538

Denmark – 1.5%
161,406	Novo Nordisk A/S, Class B (Pharmaceuticals, Biotechnology & Life Sciences)	20,699,078

France – 13.2%
690,821	BNP Paribas SA (Banks)	49,712,785
232,511	Gecina SA REIT (Equity Real Estate Investment Trusts (REITs))	23,739,794
51,273	LVMH Moet Hennessy Louis Vuitton SE (Consumer Durables & Apparel)	42,117,527
1,041,049	Societe Generale SA (Banks)	28,051,131
380,121	Vinci SA (Capital Goods)	44,541,103

		188,162,340

Germany – 1.9%
1,185,043	Deutsche Telekom AG (Telecommunication Services)	27,144,094

Italy – 3.0%
4,391,833	Enel SpA (Utilities)	28,865,068
379,744	UniCredit SpA (Banks)	13,938,269

		42,803,337

Japan – 9.6%
2,276,700	ORIX Corp. (Financial Services)	46,593,613
761,400	Sumitomo Mitsui Financial Group, Inc. (Banks)	43,250,424
842,700	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	22,147,902
111,700	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	24,500,939

		136,492,878

Netherlands – 6.0%
1,895,071	Koninklijke Ahold Delhaize NV (Consumer Staples Distribution & Retail)	57,523,347
7,500,237	Koninklijke KPN NV (Telecommunication Services)	27,256,865

		84,780,212

Singapore – 3.8%
1,175,350	DBS Group Holdings Ltd. (Banks)	29,921,365
3,487,900	Singapore Exchange Ltd. (Financial Services)	23,792,798

		53,714,163

Shares	Description	Value

Common Stocks – (continued)

Spain – 5.2%
2,096,393	Banco Bilbao Vizcaya Argentaria SA (Banks)	$22,670,342
4,162,225	Iberdrola SA (Utilities)	51,035,466

		73,705,808

Switzerland – 5.0%
267,457	DSM-Firmenich AG (Materials)*	29,996,519
85,479	Zurich Insurance Group AG (Insurance)	41,375,800

		71,372,319

Taiwan – 2.0%
1,167,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	27,942,378

United Kingdom – 18.4%
395,298	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	59,788,416
594,619	Coca-Cola Europacific Partners PLC (Food, Beverage & Tobacco)	42,824,460
10,006,306	DS Smith PLC (Materials)	43,592,789
5,384,793	HSBC Holdings PLC (Banks)	46,675,141
3,172,394	National Grid PLC (Utilities)	41,612,812
515,356	Unilever PLC (Household & Personal Products)	26,659,785

		261,153,403

United States – 21.5%
8,702,337	BP PLC (Energy)	56,092,117
192,539	Ferguson PLC (Capital Goods)	40,597,978
432,524	Nestle SA (Food, Beverage & Tobacco)	43,425,495
435,027	Sanofi SA (Pharmaceuticals, Biotechnology & Life Sciences)	42,977,651
123,988	Schneider Electric SE (Capital Goods)	28,270,929
1,955,779	Shell PLC (Energy)	69,525,249
225,456	Swiss Re AG (Insurance)	24,508,286

		305,397,705

TOTAL COMMON STOCKS (Cost $1,241,561,785)		1,378,552,253

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Shares	Dividend Rate	Value

Investment Company – 2.6%(a)
Goldman Sachs Financial Square Government Fund - Institutional Shares
37,156,654	5.223%	$37,156,654
(Cost $37,156,654)

TOTAL INVESTMENTS – 99.7% (Cost $1,278,718,439)		$1,415,708,907

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		3,871,847

NET ASSETS – 100.0%		$1,419,580,754

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value

Financials	26.2%

Consumer Staples	12.0

Health Care	10.3

Materials	9.6

Industrials	9.6

Energy	8.9

Utilities	8.6

Communication Services	3.8

Information Technology	3.7

Consumer Discretionary	3.0

Investment Company	2.6

Real Estate	1.7

TOTAL INVESTMENTS	100.0%

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Assets and Liabilities April 30, 2024 (Unaudited)

	China Equity Fund	Emerging Markets Equity Fund	Emerging Markets Equity ex. China Fund

Assets:

Investments in unaffiliated issuers, at value (cost $33,144,932, $2,252,158,964 and $9,483,805, respectively)(a)	$36,815,368	$2,668,177,377	$11,009,161
Investments in affiliated issuers, at value (cost $22,669, $– and $–, respectively)	22,669	—	—
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	—	7,448,350	—
Cash	999,808	—	—
Foreign Currency, at value (cost $30,597, $11,793,390 and $63,156, respectively)	30,106	11,765,080	62,130
Receivables:
Investments sold	280,167	19,784,296	35,883
Reimbursement from investment adviser	25,463	2,482	—
Fund shares sold	2,850	629,676	100,000
Dividends	—	2,602,220	13,117
Securities lending income	—	26,261	—
Foreign tax reclaims	—	203,873	281
Other assets	58,919	441,440	86,613

Total assets	38,235,350	2,711,081,055	11,307,185

Liabilities:

Payables:
Investments purchased	560,412	5,493,346	10,326
Management fees	29,880	1,978,322	257,717
Distribution and Service fees and Transfer Agency fees	3,924	94,735	439
Fund shares redeemed	2,524	2,732,055	—
Due to broker	130	—	—
Due to custodian	—	10,126,409	14,559
Foreign capital gains taxes	—	17,584,111	98,262
Payable upon return of securities loaned	—	7,448,350	—
Accrued expenses	134,003	286,613	142,436

Total liabilities	730,873	45,743,941	523,739

Net Assets:

Paid-in capital	84,874,480	3,290,140,150	9,485,802
Total distributable earnings (loss)	(47,370,003)	(624,803,036)	1,297,644

NET ASSETS	$37,504,477	$2,665,337,114	$10,783,446

Net Assets:
Class A	$7,808,313	$117,449,984	$82,976
Class C	789,586	11,444,126	58,352
Institutional	7,234,404	1,885,643,009	6,709,941
Service	—	19,245,451	—
Investor	124,074	83,981,971	59,129
Class R6	487,162	120,177,037	59,261
Class R	—	—	58,755
Class P	21,060,938	427,395,536	3,755,032
Total Net Assets	$37,504,477	$2,665,337,114	$10,783,446
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	432,299	5,686,291	7,099
Class C	50,641	631,604	5,013
Institutional	369,732	84,923,215	573,164
Service	—	969,642	—
Investor	6,378	3,808,769	5,053
Class R6	24,996	5,388,577	5,062
Class R	—	—	5,031
Class P	1,080,119	19,159,239	321,025
Net asset value, offering and redemption price per share:(b)
Class A	$18.06	$20.65	$11.69
Class C	15.59	18.12	11.64
Institutional	19.57	22.20	11.71
Service	—	19.85	—
Investor	19.45	22.05	11.70
Class R6	19.49	22.30	11.71
Class R	—	—	11.68
Class P	19.50	22.31	11.70

(a)	Includes loaned securities having a market value of $–, $6,709,336 and $– for China Equity Fund, Emerging Markets Equity Fund and Emerging Markets Equity ex. China Fund, respectively.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Assets and Liabilities (continued) April 30, 2024 (Unaudited)

(b)

Maximum public offering price per share for Class A Shares of the China Equity Fund, Emerging Markets Equity Fund and Emerging Markets Equity ex. China Fund is $19.11, $21.85 and $12.37, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Assets and Liabilities (continued) April 30, 2024 (Unaudited)

	ESG Emerging Markets Equity Fund	International Equity ESG Fund	International Equity Income Fund

Assets:

Investments in unaffiliated issuers, at value (cost $19,320,830, $984,469,219 and $1,241,561,785, respectively)(a)	$22,516,135	$1,053,224,144	$1,378,552,253
Investments in affiliated issuers, at value (cost $296,308, $21,829,473 and $37,156,654, respectively)	296,308	21,829,473	37,156,654
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	—	18,450,680	—
Cash	46,351	1,403,630	3,017,649
Foreign Currency, at value (cost $196,911, $101,372 and $180,027, respectively)	146,602	99,010	179,062
Receivables:
Investments sold	45,443	85,550,598	51,992,214
Reimbursement from investment adviser	25,555	50,019	35,991
Dividends	19,621	3,020,565	1,625,375
Foreign tax reclaims	2,489	1,836,790	2,788,830
Securities lending income	—	25,374	16,578
Fund shares sold	—	2,546,991	2,281,480
Other assets	77,642	102,772	150,183

Total assets	23,176,146	1,188,140,046	1,477,796,269

Liabilities:

Payables:
Foreign capital gains taxes	165,949	—	—
Investments purchased	37,366	90,959,771	56,362,080
Management fees	17,006	732,026	887,946
Fund shares redeemed	5,792	1,056,059	798,232
Distribution and Service fees and Transfer Agency fees	1,364	71,176	91,410
Payable upon return of securities loaned	—	18,450,680	—
Accrued expenses	55,776	23,733	75,847

Total liabilities	283,253	111,293,445	58,215,515

Net Assets:

Paid-in capital	89,420,451	1,034,733,486	1,257,112,283
Total distributable earnings (loss)	(66,527,558)	42,113,115	162,468,471

NET ASSETS	$22,892,893	$1,076,846,601	$1,419,580,754

Net Assets:
Class A	$1,813,528	$110,011,479	$69,246,040
Class C	82,005	8,142,345	4,827,756
Institutional	14,560,548	651,200,360	863,219,397
Service	—	958,864	—
Investor	824,765	115,657,715	354,774,737
Class R6	13,665	97,400,375	70,806,884
Class R	191,743	—	1,010,440
Class P	5,406,639	93,475,463	55,695,500
Total Net Assets	$22,892,893	$1,076,846,601	$1,419,580,754
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	191,398	4,129,880	4,170,755
Class C	8,891	334,417	335,803
Institutional	1,535,718	23,784,058	48,893,149
Service	—	34,423	—
Investor	87,031	4,254,240	21,408,526
Class R6	1,439	3,579,035	4,016,514
Class R	20,442	—	60,508
Class P	570,111	3,433,515	3,161,096
Net asset value, offering and redemption price per share:(b)
Class A	$9.48	$26.64	$16.60
Class C	9.22	24.35	14.38
Institutional	9.48	27.38	17.66
Service	—	27.86	—
Investor	9.48	27.19	16.57
Class R6	9.50	27.21	17.63
Class R	9.38	—	16.70
Class P	9.48	27.22	17.62

(a)	Includes loaned securities having a market value of $–, $16,664,330 and $– for ESG Emerging Markets Equity Fund, International Equity ESG Fund and International Equity Income Fund, respectively.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Assets and Liabilities (continued) April 30, 2024 (Unaudited)

(b)

Maximum public offering price per share for Class A Shares of the ESG Emerging Markets Equity Fund, International Equity ESG Fund and International Equity Income Fund is $10.03, $28.19 and $17.57, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Operations For the Six Months Ended April 30, 2024 (Unaudited)

	China Equity Fund	Emerging Markets Equity Fund	Emerging Markets Equity ex. China Fund

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $7,331, $3,009,893 and $15,656, respectively)	$153,042	$22,444,119	$94,030

Dividends — affiliated issuers	7,545	200,741	827

Securities lending income, net of rebates received or paid to borrowers – affiliated issuer	—	50,070	—

Total Investment Income	160,587	22,694,930	94,857

Expenses:

Management fees	201,837	13,347,500	45,878

Professional fees	64,970	69,967	69,172

Registration fees	45,824	116,465	8,465

Custody, accounting and administrative services	36,595	803,442	48,453

Printing and mailing costs	13,916	106,453	20,944

Distribution and/or Service (12b-1) fees(a)	13,168	211,621	444

Transfer Agency fees(a)	11,815	630,457	1,987

Trustee fees	10,202	12,110	5,767

Service fees — Class C	1,045	16,529	71

Shareholder Administration fees — Service Shares	—	23,204	—

Other	—	12,882	28,410

Total expenses	399,372	15,350,630	229,591

Less — expense reductions	(153,838)	(1,339,130)	(174,893)

Net expenses	245,534	14,011,500	54,698

NET INVESTMENT INCOME (LOSS)	(84,947)	8,683,430	40,159

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(6,399,558)	(32,066,999)	(20,519)

Futures contracts	19,019	—	—

Foreign currency transactions	(4,840)	(223,660)	(2,379)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers (including the effects of the net change in foreign capital gains tax liability of $–, $(12,698,870) and $(82,421), respectively)	6,378,080	372,782,314	1,514,341

Foreign currency translations	262	(63,832)	(1,143)

Net realized and unrealized gain (loss)	(7,037)	340,427,823	1,490,300

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(91,984)	$349,111,253	$1,530,459

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
China Equity Fund	$10,033	$3,135	$–	$–	$6,019	$627	$1,391	$–	$119	$77	$–	$3,582
Emerging Markets Equity Fund	$138,830	$49,587	$23,204	$–	$83,298	$9,917	$376,814	$3,713	$72,423	$17,663	$–	$66,629
Emerging Markets Equity ex. China Fund	$88	$213	$–	$143	$53	$43	$1,246	$–	$43	$9	$43	$550

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Operations (continued) For the Six Months Ended April 30, 2024 (Unaudited)

	ESG Emerging Markets Equity Fund	International Equity ESG Fund	International Equity Income Fund

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $29,053, $1,879,724 and $2,726,640, respectively)	$191,463	$13,301,366	$25,476,043

Dividends — affiliated issuers	5,590	376,500	878,341

Securities lending income, net of rebates received or paid to borrowers – affiliated issuer	—	25,839	100,435

Total Investment Income	197,053	13,703,705	26,454,819

Expenses:

Management fees	114,209	4,440,652	4,871,572

Professional fees	74,038	56,594	57,726

Registration fees	47,943	77,214	107,745

Custody, accounting and administrative services	41,363	108,788	157,207

Trustee fees	10,183	11,393	11,397

Printing and mailing costs	7,252	50,568	99,678

Transfer Agency fees(a)	5,876	331,936	464,025

Distribution and/or Service (12b-1) fees(a)	3,080	176,167	109,395

Service fees — Class C	98	10,387	5,593

Shareholder Administration fees — Service Shares	—	1,186	—

Other	2,532	11,774	8,674

Total expenses	306,574	5,276,659	5,893,012

Less — expense reductions	(177,945)	(491,851)	(447,274)

Net expenses	128,629	4,784,808	5,445,738

NET INVESTMENT INCOME	68,424	8,918,897	21,009,081

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(903,380)	5,640,265	19,870,492

Forward foreign currency exchange contracts	—	190	(18,812)

Foreign currency transactions	2,453	163,234	(20,347)

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers (including the effects of the net change in foreign capital gains tax liability of $(123,529), $– and $–, respectively)	3,945,863	120,566,561	140,136,288

Foreign currency translations	(1,392)	(90,280)	(61,479)

Net realized and unrealized gain	3,043,544	126,279,970	159,906,142

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,111,968	$135,198,867	$180,915,223

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
ESG Emerging Markets Equity Fund	$2,290	$296	$–	$494	$1,374	$59	$2,916	$–	$482	$3	$148	$894
International Equity ESG Fund	$143,822	$31,159	$1,186	$–	$86,293	$6,232	$123,304	$190	$86,844	$14,778	$–	$14,295
International Equity Income Fund	$90,443	$16,779	$–	$2,173	$54,266	$3,356	$145,174	$–	$243,382	$9,141	$652	$8,054

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Changes in Net Assets

	China Equity Fund		Emerging Markets Equity Fund

	For the Six Months Ended April 30, 2024 (Unaudited)	For the Fiscal Year Ended October 31, 2023	For the Six Months Ended April 30, 2024 (Unaudited)	For the Fiscal Year Ended October 31, 2023

From operations:

Net investment income (loss)	$(84,947)	$235,529	$8,683,430	$29,092,374

Net realized loss	(6,385,379)	(13,634,350)	(32,290,659)	(314,742,255)

Net change in unrealized gain	6,378,342	20,759,741	372,718,482	562,564,843

Net increase (decrease) in net assets resulting from operations	(91,984)	7,360,920	349,111,253	276,914,962

Distributions to shareholders:

From distributable earnings:

Class A Shares	(78,216)	–	(1,171,626)	–

Class C Shares	(838)	–	(54,328)	–

Institutional Shares	(79,737)	(20,976)	(25,625,540)	(4,294,893)

Service Shares	–	–	(170,765)	–

Investor Shares	(1,342)	(623)	(1,299,258)	(148,052)

Class R6 Shares	(6,706)	(2,577)	(1,579,416)	(353,363)

Class P Shares	(366,992)	(118,395)	(6,102,843)	(1,133,494)

Total distributions to shareholders	(533,831)	(142,571)	(36,003,776)	(5,929,802)

From share transactions:

Proceeds from sales of shares	6,412,007	16,754,308	354,959,191	826,358,897

Reinvestment of distributions	524,821	140,777	33,534,119	5,557,410

Cost of shares redeemed	(18,563,232)	(31,065,290)	(637,715,514)	(1,266,732,598)

Net decrease in net assets resulting from share transactions	(11,626,404)	(14,170,205)	(249,222,204)	(434,816,291)

TOTAL INCREASE (DECREASE)	(12,252,219)	(6,951,856)	63,885,273	(163,831,131)

Net Assets:

Beginning of period	$49,756,696	$56,708,552	$2,601,451,841	$2,765,282,972

End of period	$37,504,477	$49,756,696	$2,665,337,114	$2,601,451,841

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Changes in Net Assets (continued)

	Emerging Markets Equity ex. China Fund		ESG Emerging Markets Equity Fund

	For the Six Months Ended April 30, 2024 (Unaudited)	For the Period December 6, 2022* to October 31, 2023	For the Six Months Ended April 30, 2024 (Unaudited)	For the Fiscal Year Ended October 31, 2023

From operations:

Net investment income	$40,159	$82,884	$68,424	$306,086

Net realized loss	(22,898)	(126,171)	(900,927)	(5,648,221)

Net change in unrealized gain (loss)	1,513,198	(87,518)	3,944,471	8,608,994

Net increase (decrease) in net assets resulting from operations	1,530,459	(130,805)	3,111,968	3,266,859

Distributions to shareholders:

From distributable earnings:

Class A Shares	(396)	(129)	(23,675)	(223)

Class C Shares	–	(129)	(389)	–

Institutional Shares	(56,292)	(11,750)	(236,421)	(66,147)

Investor Shares	(461)	(112)	(8,507)	(3,402)

Class R6 Shares	(532)	(134)	(349)	(190)

Class R Shares	(188)	(129)	(2,902)	–

Class P Shares	(33,781)	(134)	(101,718)	(58,578)

Total distributions to shareholders	(91,650)	(12,517)	(373,961)	(128,540)

From share transactions:

Proceeds from sales of shares	1,618,799	8,459,845	2,177,031	13,006,177

Reinvestment of distributions	91,650	12,516	373,737	128,536

Cost of shares redeemed	(581,741)	(113,110)	(7,706,877)	(18,038,073)

Net increase (decrease) in net assets resulting from share transactions	1,128,708	8,359,251	(5,156,109)	(4,903,360)

TOTAL INCREASE (DECREASE)	2,567,517	8,215,929	(2,418,102)	(1,765,041)

Net Assets:

Beginning of period	$8,215,929	$–	$25,310,995	$27,076,036

End of period	$10,783,446	$8,215,929	$22,892,893	$25,310,995

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Statements of Changes in Net Assets (continued)

	International Equity ESG Fund		International Equity Income Fund

	For the Six Months Ended April 30, 2024 (Unaudited)	For the Fiscal Year Ended October 31, 2023	For the Six Months Ended April 30, 2024 (Unaudited)	For the Fiscal Year Ended October 31, 2023

From operations:

Net investment income	$8,918,897	$14,684,797	$21,009,081	$24,679,067

Net realized gain (loss)	5,803,689	(21,040,619)	19,831,333	(7,795,080)

Net change in unrealized gain	120,476,281	38,086,589	140,074,809	36,084,160

Net increase in net assets resulting from operations	135,198,867	31,730,767	180,915,223	52,968,147

Distributions to shareholders:

From distributable earnings:

Class A Shares	(1,671,550)	(830,089)	(706,999)	(1,433,042)

Class C Shares	(67,969)	–	(32,176)	(73,150)

Institutional Shares	(9,517,753)	(2,890,896)	(7,027,962)	(11,619,052)

Service Shares	(10,514)	(3,920)	–	–

Investor Shares	(1,780,835)	(862,387)	(3,377,873)	(5,086,390)

Class R6 Shares	(1,652,881)	(591,041)	(600,533)	(1,062,104)

Class R Shares	–	–	(6,361)	(13,644)

Class P Shares	(1,569,940)	(920,626)	(556,986)	(1,175,049)

Total distributions to shareholders	(16,271,442)	(6,098,959)	(12,308,890)	(20,462,431)

From share transactions:

Proceeds from sales of shares	239,500,843	627,717,749	369,385,215	871,606,758

Reinvestment of distributions	12,269,837	5,682,821	12,197,435	20,239,545

Cost of shares redeemed	(232,969,850)	(291,296,213)	(205,114,353)	(206,958,270)

Net increase in net assets resulting from share transactions	18,800,830	342,104,357	176,468,297	684,888,033

TOTAL INCREASE	137,728,255	367,736,165	345,074,630	717,393,749

Net Assets:

Beginning of period	$939,118,346	$571,382,181	$1,074,506,124	$357,112,375

End of period	$1,076,846,601	$939,118,346	$1,419,580,754	$1,074,506,124

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights Selected Data for a Share Outstanding Throughout Each Period

	China Equity Fund

	Class A Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$18.09		$16.62	$35.80	$36.99	$25.87	$23.13

Net investment income (loss)(a)	(0.06)		0.02	(0.15)	(0.15)	(0.07)	0.04

Net realized and unrealized gain (loss)	0.19		1.45	(16.89)	0.93	11.35	4.23

Total from investment operations	0.13		1.47	(17.04)	0.78	11.28	4.27

Distributions to shareholders from net investment income	(0.16)		–	–	–	(0.16)	(0.04)

Distributions to shareholders from net realized gains	–		–	(2.14)	(1.97)	–	(1.49)

Total distributions	(0.16)		–	(2.14)	(1.97)	(0.16)	(1.53)

Net asset value, end of period	$18.06		$18.09	$16.62	$35.80	$36.99	$25.87

Total Return(b)	0.75%		8.91%	(50.53)%	1.96%	43.67%	19.54%

Net assets, end of period (in 000’s)	$7,808		$9,149	$9,664	$22,002	$18,617	$13,397

Ratio of net expenses to average net assets	1.47	%(c)	1.48%	1.47%	1.45%	1.47%	1.51%

Ratio of total expenses to average net assets	2.25	%(c)	1.92%	1.81%	1.77%	2.11%	2.10%

Ratio of net investment income (loss) to average net assets	(0.69	)%(c)	0.11%	(0.55)%	(0.38)%	(0.24)%	0.17%

Portfolio turnover rate(d)	39%		73%	37%	46%	106%	20%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	China Equity Fund

	Class C Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$15.55		$14.39	$31.53	$33.03	$23.14	$20.95

Net investment loss(a)	(0.11)		(0.12)	(0.36)	(0.40)	(0.26)	(0.14)

Net realized and unrealized gain (loss)	0.17		1.28	(14.64)	0.87	10.15	3.82

Total from investment operations	0.06		1.16	(15.00)	0.47	9.89	3.68

Distributions to shareholders from net investment income	(0.02)		–	–	–	–	–

Distributions to shareholders from net realized gains	–		–	(2.14)	(1.97)	–	(1.49)

Total distributions	(0.02)		–	(2.14)	(1.97)	–	(1.49)

Net asset value, end of period	$15.59		$15.55	$14.39	$31.53	$33.03	$23.14

Total Return(b)	0.36%		8.06%	(50.89)%	1.22%	42.60%	18.66%

Net assets, end of period (in 000’s)	$790		$831	$1,042	$1,737	$973	$896

Ratio of net expenses to average net assets	2.22	%(c)	2.23%	2.22%	2.20%	2.21%	2.27%

Ratio of total expenses to average net assets	3.01	%(c)	2.68%	2.56%	2.54%	2.85%	2.85%

Ratio of net investment loss to average net assets	(1.46	)%(c)	(0.67)%	(1.56)%	(1.17)%	(0.98)%	(0.63)%

Portfolio turnover rate(d)	39%		73%	37%	46%	106%	20%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	China Equity Fund

	Institutional Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$19.63		$18.01	$38.50	$39.52	$27.63	$24.56

Net investment income (loss)(a)	(0.03)		0.10	0.01	0.03	0.05	0.14

Net realized and unrealized gain (loss)	0.20		1.57	(18.36)	0.92	12.09	4.50

Total from investment operations	0.17		1.67	(18.35)	0.95	12.14	4.64

Distributions to shareholders from net investment income	(0.23)		(0.05)	–	–	(0.25)	(0.08)

Distributions to shareholders from net realized gains	–		–	(2.14)	(1.97)	–	(1.49)

Total distributions	(0.23)		(0.05)	(2.14)	(1.97)	(0.25)	(1.57)

Net asset value, end of period	$19.57		$19.63	$18.01	$38.50	$39.52	$27.63

Total Return(b)	0.94%		9.24%	(50.35)%	2.28%	44.13%	19.98%

Net assets, end of period (in 000’s)	$7,234		$6,778	$8,320	$23,762	$10,824	$6,327

Ratio of net expenses to average net assets	1.13	%(c)	1.16%	1.15%	1.15%	1.15%	1.15%

Ratio of total expenses to average net assets	1.90	%(c)	1.56%	1.44%	1.40%	1.74%	1.71%

Ratio of net investment income (loss) to average net assets	(0.36	)%(c)	0.46%	0.03%	0.07%	0.17%	0.54%

Portfolio turnover rate(d)	39%		73%	37%	46%	106%	20%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	China Equity Fund

	Investor Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$19.47		$17.87	$38.24	$39.28	$27.46	$24.41

Net investment income (loss)(a)	(0.05)		0.08	(0.06)	(0.01)	0.01	0.09

Net realized and unrealized gain (loss)	0.21		1.56	(18.17)	0.94	12.03	4.50

Total from investment operations	0.16		1.64	(18.23)	0.93	12.04	4.59

Distributions to shareholders from net investment income	(0.18)		(0.04)	–	–	(0.22)	(0.05)

Distributions to shareholders from net realized gains	–		–	(2.14)	(1.97)	–	(1.49)

Total distributions	(0.18)		(0.04)	(2.14)	(1.97)	(0.22)	(1.54)

Net asset value, end of period	$19.45		$19.47	$17.87	$38.24	$39.28	$27.46

Total Return(b)	0.89%		9.19%	(50.40)%	2.22%	44.01%	19.86%

Net assets, end of period (in 000’s)	$124		$262	$298	$636	$762	$226

Ratio of net expenses to average net assets	1.22	%(c)	1.23%	1.22%	1.20%	1.22%	1.27%

Ratio of total expenses to average net assets	1.99	%(c)	1.68%	1.56%	1.49%	1.86%	1.85%

Ratio of net investment income (loss) to average net assets	(0.54	)%(c)	0.37%	(0.20)%	(0.02)%	0.04%	0.35%

Portfolio turnover rate(d)	39%		73%	37%	46%	106%	20%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	China Equity Fund

	Class R6 Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$19.56		$17.95	$38.37	$39.39	$27.54	$24.56

Net investment income (loss)(a)	(0.03)		0.11	(0.05)	0.03	(0.02)	0.15

Net realized and unrealized gain (loss)	0.19		1.56	(18.23)	0.92	12.13	4.48

Total from investment operations	0.16		1.67	(18.28)	0.95	12.11	4.63

Distributions to shareholders from net investment income	(0.23)		(0.06)	–	–	(0.26)	(0.16)

Distributions to shareholders from net realized gains	–		–	(2.14)	(1.97)	–	(1.49)

Total distributions	(0.23)		(0.06)	(2.14)	(1.97)	(0.26)	(1.65)

Net asset value, end of period	$19.49		$19.56	$17.95	$38.37	$39.39	$27.54

Total Return(b)	0.89%		9.32%	(50.37)%	2.29%	44.15%	19.96%

Net assets, end of period (in 000’s)	$487		$659	$734	$1,389	$631	$432

Ratio of net expenses to average net assets	1.12	%(c)	1.15%	1.14%	1.14%	1.14%	1.15%

Ratio of total expenses to average net assets	1.88	%(c)	1.55%	1.43%	1.38%	1.71%	1.70%

Ratio of net investment income (loss) to average net assets	(0.34	)%(c)	0.51%	(0.18)%	0.08%	(0.07)%	0.57%

Portfolio turnover rate(d)	39%		73%	37%	46%	106%	20%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS CHINA EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	China Equity Fund

	Class P Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$19.57		$17.95	$38.39	$39.40	$27.55	$24.57

Net investment income (loss)(a)	(0.03)		0.10	(0.02)	– (b)	0.01	0.14

Net realized and unrealized gain (loss)	0.19		1.58	(18.28)	0.96	12.10	4.49

Total from investment operations	0.16		1.68	(18.30)	0.96	12.11	4.63

Distributions to shareholders from net investment income	(0.23)		(0.06)	–	–	(0.26)	(0.16)

Distributions to shareholders from net realized gains	–		–	(2.14)	(1.97)	–	(1.49)

Total distributions	(0.23)		(0.06)	(2.14)	(1.97)	(0.26)	(1.65)

Net asset value, end of period	$19.50		$19.57	$17.95	$38.39	$39.40	$27.55

Total Return(c)	0.90%		9.31%	(50.35)%	2.26%	44.17%	19.98%

Net assets, end of period (in 000’s)	$21,061		$32,077	$36,651	$90,250	$56,345	$52,673

Ratio of net expenses to average net assets	1.12	%(d)	1.15%	1.14%	1.14%	1.14%	1.15%

Ratio of total expenses to average net assets	1.87	%(d)	1.55%	1.43%	1.39%	1.71%	1.70%

Ratio of net investment income (loss) to average net assets	(0.31	)%(d)	0.46%	(0.07)%	0.01%	0.04%	0.55%

Portfolio turnover rate(e)	39%		73%	37%	46%	106%	20%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights Selected Data for a Share Outstanding Throughout Each Period

	Emerging Markets Equity Fund

	Class A Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$18.37		$16.80	$28.53	$23.76	$20.35	$17.18

Net investment income (loss)(a)	0.04		0.13	0.08	(0.02)	0.11	0.07

Net realized and unrealized gain (loss)	2.45		1.44	(11.63)	4.81	3.49	3.18

Total from investment operations	2.49		1.57	(11.55)	4.79	3.60	3.25

Distributions to shareholders from net investment income	(0.21)		–	(0.18)	(0.02)	(0.19)	(0.08)

Net asset value, end of period	$20.65		$18.37	$16.80	$28.53	$23.76	$20.35

Total Return(b)	13.69%		9.35%	(40.71)%	20.11%	17.77%	19.03%

Net assets, end of period (in 000’s)	$117,450		$104,938	$165,155	$265,040	$247,765	$230,234

Ratio of net expenses to average net assets	1.32	%(c)	1.33%	1.31%	1.34%	1.49%	1.55%

Ratio of total expenses to average net assets	1.48	%(c)	1.48%	1.47%	1.48%	1.54%	1.58%

Ratio of net investment income (loss) to average net assets	0.38	%(c)	0.66%	0.37%	(0.08)%	0.51%	0.39%

Portfolio turnover rate(d)	16%		32%	51%	52%	31%	33%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Emerging Markets Equity Fund

	Class C Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$16.06		$14.80	$25.23	$21.16	$18.12	$15.34

Net investment loss(a)	(0.03)		(0.01)	(0.07)	(0.21)	(0.06)	(0.06)

Net realized and unrealized gain (loss)	2.16		1.27	(10.28)	4.28	3.12	2.84

Total from investment operations	2.13		1.26	(10.35)	4.07	3.06	2.78

Distributions to shareholders from net investment income	(0.07)		–	(0.08)	–	(0.02)	–

Net asset value, end of period	$18.12		$16.06	$14.80	$25.23	$21.16	$18.12

Total Return(b)	13.26%		8.51%	(41.14)%	19.23%	16.85%	18.12%

Net assets, end of period (in 000’s)	$11,444		$14,191	$18,128	$36,367	$23,425	$30,115

Ratio of net expenses to average net assets	2.07	%(c)	2.08%	2.06%	2.09%	2.24%	2.30%

Ratio of total expenses to average net assets	2.23	%(c)	2.23%	2.22%	2.23%	2.29%	2.33%

Ratio of net investment loss to average net assets	(0.40	)%(c)	(0.07)%	(0.36)%	(0.81)%	(0.34)%	(0.33)%

Portfolio turnover rate(d)	16%		32%	51%	52%	31%	33%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Emerging Markets Equity Fund

	Institutional Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$19.77		$18.07	$30.67	$25.54	$21.85	$18.43

Net investment income(a)	0.07		0.21	0.17	0.07	0.21	0.17

Net realized and unrealized gain (loss)	2.65		1.53	(12.49)	5.15	3.73	3.40

Total from investment operations	2.72		1.74	(12.32)	5.22	3.94	3.57

Distributions to shareholders from net investment income	(0.29)		(0.04)	(0.28)	(0.09)	(0.25)	(0.15)

Net asset value, end of period	$22.20		$19.77	$18.07	$30.67	$25.54	$21.85

Total Return(b)	13.89%		9.65%	(40.52)%	20.51%	18.11%	19.51%

Net assets, end of period (in 000’s)	$1,885,643		$1,804,776	$1,798,319	$2,699,332	$1,479,859	$940,632

Ratio of net expenses to average net assets	1.02	%(c)	1.03%	1.00%	1.03%	1.16%	1.17%

Ratio of total expenses to average net assets	1.12	%(c)	1.12%	1.10%	1.11%	1.17%	1.19%

Ratio of net investment income to average net assets	0.67	%(c)	1.00%	0.70%	0.24%	0.93%	0.84%

Portfolio turnover rate(d)	16%		32%	51%	52%	31%	33%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Emerging Markets Equity Fund

	Service Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$17.64		$16.17	$27.54	$22.97	$19.68	$16.60

Net investment income (loss)(a)	0.02		0.09	0.04	(0.07)	0.07	0.06

Net realized and unrealized gain (loss)	2.37		1.38	(11.20)	4.64	3.38	3.06

Total from investment operations	2.39		1.47	(11.16)	4.57	3.45	3.12

Distributions to shareholders from net investment income	(0.18)		–	(0.21)	–	(0.16)	(0.04)

Net asset value, end of period	$19.85		$17.64	$16.17	$27.54	$22.97	$19.68

Total Return(b)	13.59%		9.09%	(40.80)%	19.90%	17.55%	18.85%

Net assets, end of period (in 000’s)	$19,245		$17,321	$19,903	$32,940	$26,329	$24,183

Ratio of net expenses to average net assets	1.52	%(c)	1.53%	1.50%	1.53%	1.65%	1.67%

Ratio of total expenses to average net assets	1.62	%(c)	1.62%	1.60%	1.61%	1.67%	1.69%

Ratio of net investment income (loss) to average net assets	0.17	%(c)	0.49%	0.19%	(0.26)%	0.35%	0.32%

Portfolio turnover rate(d)	16%		32%	51%	52%	31%	33%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Emerging Markets Equity Fund

	Investor Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$19.62		$17.92	$30.43	$25.33	$21.66	$18.28

Net investment income(a)	0.06		0.19	0.17	0.06	0.16	0.12

Net realized and unrealized gain (loss)	2.64		1.53	(12.42)	5.11	3.73	3.38

Total from investment operations	2.70		1.72	(12.25)	5.17	3.89	3.50

Distributions to shareholders from net investment income	(0.27)		(0.02)	(0.26)	(0.07)	(0.22)	(0.12)

Net asset value, end of period	$22.05		$19.62	$17.92	$30.43	$25.33	$21.66

Total Return(b)	13.85%		9.60%	(40.56)%	20.43%	18.02%	19.31%

Net assets, end of period (in 000’s)	$83,982		$107,702	$140,457	$295,910	$147,386	$135,484

Ratio of net expenses to average net assets	1.07	%(c)	1.08%	1.06%	1.08%	1.24%	1.30%

Ratio of total expenses to average net assets	1.23	%(c)	1.23%	1.22%	1.23%	1.29%	1.33%

Ratio of net investment income to average net assets	0.60	%(c)	0.93%	0.69%	0.20%	0.70%	0.58%

Portfolio turnover rate(d)	16%		32%	51%	52%	31%	33%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Emerging Markets Equity Fund

	Class R6 Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$19.86		$18.15	$30.81	$25.65	$21.94	$18.51

Net investment income(a)	0.07		0.21	0.14	0.07	0.16	0.17

Net realized and unrealized gain (loss)	2.66		1.55	(12.52)	5.19	3.80	3.41

Total from investment operations	2.73		1.76	(12.38)	5.26	3.96	3.58

Distributions to shareholders from net investment income	(0.29)		(0.05)	(0.28)	(0.10)	(0.25)	(0.15)

Net asset value, end of period	$22.30		$19.86	$18.15	$30.81	$25.65	$21.94

Total Return(b)	13.89%		9.64%	(40.51)%	20.51%	18.13%	19.52%

Net assets, end of period (in 000’s)	$120,177		$112,783	$132,040	$141,786	$53,424	$25,387

Ratio of net expenses to average net assets	1.01	%(c)	1.02%	0.99%	1.02%	1.15%	1.16%

Ratio of total expenses to average net assets	1.11	%(c)	1.11%	1.09%	1.10%	1.16%	1.18%

Ratio of net investment income to average net assets	0.68	%(c)	1.00%	0.59%	0.22%	0.71%	0.82%

Portfolio turnover rate(d)	16%		32%	51%	52%	31%	33%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Emerging Markets Equity Fund

	Class P Shares
	Six Months Ended		Year Ended October 31,
	April 30, 2024 (Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$19.86		$18.15	$30.81	$25.65	$21.94	$18.51

Net investment income(a)	0.07		0.21	0.18	0.08	0.19	0.17

Net realized and unrealized gain (loss)	2.67		1.55	(12.56)	5.18	3.77	3.41

Total from investment operations	2.74		1.76	(12.38)	5.26	3.96	3.58

Distributions to shareholders from net investment income	(0.29)		(0.05)	(0.28)	(0.10)	(0.25)	(0.15)

Net asset value, end of period	$22.31		$19.86	$18.15	$30.81	$25.65	$21.94

Total Return(b)	13.89%		9.67%	(40.51)%	20.50%	18.14%	19.47%

Net assets, end of period (in 000’s)	$427,396		$439,740	$491,281	$963,360	$471,690	$389,019

Ratio of net expenses to average net assets	1.01	%(c)	1.02%	0.99%	1.01%	1.15%	1.16%

Ratio of total expenses to average net assets	1.11	%(c)	1.11%	1.09%	1.10%	1.15%	1.18%

Ratio of net investment income to average net assets	0.67	%(c)	1.00%	0.72%	0.27%	0.86%	0.82%

Portfolio turnover rate(d)	16%		32%	51%	52%	31%	33%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS EMERGING MARKETS EQUITY EX. CHINA FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout the Period

	Emerging Markets Equity ex. China Fund

	Class A Shares

	Six Months Ended April 30, 2024 (Unaudited)		Period Ended October 31, 2023(a)

Per Share Data

Net asset value, beginning of period	$9.99		$10.00

Net investment income(b)	0.03		0.10

Net realized and unrealized gain (loss)	1.74		(0.08)

Total from investment operations	1.77		0.02

Distributions to shareholders from net investment income	(0.07)		(0.03)

Net asset value, end of period	$11.69		$9.99

Total Return(c)	17.74%		0.17%

Net assets, end of period (in 000’s)	$83		$58

Ratio of net expenses to average net assets	1.42	%(d)	1.41	%(d)

Ratio of total expenses to average net assets	4.84	%(d)	10.78	%(d)

Ratio of net investment income to average net assets	0.45	%(d)	1.03	%(d)

Portfolio turnover rate(e)	13%		26%

(a)	Commenced operations on December 6, 2022.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY EX. CHINA FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout the Period

	Emerging Markets Equity ex. China Fund

	Class C Shares

	Six Months Ended April 30, 2024 (Unaudited)		Period Ended October 31, 2023(a)

Per Share Data

Net asset value, beginning of period	$9.93		$10.00

Net investment income (loss)(b)	(0.02)		0.02

Net realized and unrealized gain (loss)	1.73		(0.06)

Total from investment operations	1.71		(0.04)

Distributions to shareholders from net investment income	–		(0.03)

Net asset value, end of period	$11.64		$9.93

Total Return(c)	17.34%		(0.54)%

Net assets, end of period (in 000’s)	$58		$50

Ratio of net expenses to average net assets	2.17	%(d)	2.21	%(d)

Ratio of total expenses to average net assets	5.72	%(d)	11.66	%(d)

Ratio of net investment income (loss) to average net assets	(0.33	)%(d)	0.25	%(d)

Portfolio turnover rate(e)	13%		26%

(a)	Commenced operations on December 6, 2022.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS EMERGING MARKETS EQUITY EX. CHINA FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout the Period

	Emerging Markets Equity ex. China Fund

	Institutional Shares

	Six Months Ended April 30, 2024 (Unaudited)		Period Ended October 31, 2023(a)

Per Share Data

Net asset value, beginning of period	$10.03		$10.00

Net investment income(b)	0.05		0.13

Net realized and unrealized gain (loss)	1.74		(0.07)

Total from investment operations	1.79		0.06

Distributions to shareholders from net investment income	(0.11)		(0.03)

Net asset value, end of period	$11.71		$10.03

Total Return(c)	17.99%		0.46%

Net assets, end of period (in 000’s)	$6,710		$5,056

Ratio of net expenses to average net assets	1.06	%(d)	1.05	%(d)

Ratio of total expenses to average net assets	4.50	%(d)	10.46	%(d)

Ratio of net investment income to average net assets	0.79	%(d)	1.41	%(d)

Portfolio turnover rate(e)	13%		26%

(a)	Commenced operations on December 6, 2022.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY EX. CHINA FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout the Period

	Emerging Markets Equity ex. China Fund

	Investor Shares

	Six Months Ended April 30, 2024 (Unaudited)		Period Ended October 31, 2023(a)

Per Share Data

Net asset value, beginning of period	$10.01		$10.00

Net investment income(b)	0.04		0.12

Net realized and unrealized gain (loss)	1.74		(0.09)

Total from investment operations	1.78		0.03

Distributions to shareholders from net investment income	(0.09)		(0.02)

Net asset value, end of period	$11.70		$10.01

Total Return(c)	17.85%		0.33%

Net assets, end of period (in 000’s)	$59		$50

Ratio of net expenses to average net assets	1.17	%(d)	1.17	%(d)

Ratio of total expenses to average net assets	4.71	%(d)	10.62	%(d)

Ratio of net investment income to average net assets	0.67	%(d)	1.29	%(d)

Portfolio turnover rate(e)	13%		26%

(a)	Commenced operations on December 6, 2022.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS EMERGING MARKETS EQUITY EX. CHINA FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout the Period

	Emerging Markets Equity ex. China Fund

	Class R6 Shares

	Six Months Ended April 30, 2024 (Unaudited)		Period Ended October 31, 2023(a)

Per Share Data

Net asset value, beginning of period	$10.03		$10.00

Net investment income(b)	0.04		0.13

Net realized and unrealized gain (loss)	1.75		(0.07)

Total from investment operations	1.79		0.06

Distributions to shareholders from net investment income	(0.11)		(0.03)

Net asset value, end of period	$11.71		$10.03

Total Return(c)	17.99%		0.48%

Net assets, end of period (in 000’s)	$59		$50

Ratio of net expenses to average net assets	1.05	%(d)	1.04	%(d)

Ratio of total expenses to average net assets	4.59	%(d)	10.49	%(d)

Ratio of net investment income to average net assets	0.79	%(d)	1.42	%(d)

Portfolio turnover rate(e)	13%		26%

(a)	Commenced operations on December 6, 2022.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY EX. CHINA FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout the Period

	Emerging Markets Equity ex. China Fund

	Class R Shares

	Six Months Ended April 30, 2024 (Unaudited)		Period Ended October 31, 2023(a)

Per Share Data

Net asset value, beginning of period	$9.97		$10.00

Net investment income(b)	0.01		0.07

Net realized and unrealized gain (loss)	1.74		(0.07)

Total from investment operations	1.75		–	(c)

Distributions to shareholders from net investment income	(0.04)		(0.03)

Net asset value, end of period	$11.68		$9.97

Total Return(d)	17.55%		(0.03)%

Net assets, end of period (in 000’s)	$59		$50

Ratio of net expenses to average net assets	1.67	%(e)	1.67	%(e)

Ratio of total expenses to average net assets	5.21	%(e)	11.12	%(e)

Ratio of net investment income to average net assets	0.17	%(e)	0.79	%(e)

Portfolio turnover rate(f)	13%		26%

(a)	Commenced operations on December 6, 2022.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS EMERGING MARKETS EQUITY EX. CHINA FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout the Period

	Emerging Markets Equity ex. China Fund

	Class P Shares

	Six Months Ended April 30, 2024 (Unaudited)		Period Ended October 31, 2023(a)

Per Share Data

Net asset value, beginning of period	$10.02		$10.00

Net investment income(b)	0.05		0.11

Net realized and unrealized gain (loss)	1.74		(0.06)

Total from investment operations	1.79		0.05

Distributions to shareholders from net investment income	(0.11)		(0.03)

Net asset value, end of period	$11.70		$10.02

Total Return(c)	17.90%		0.48%

Net assets, end of period (in 000’s)	$3,755		$2,902

Ratio of net expenses to average net assets	1.05	%(d)	1.04	%(d)

Ratio of total expenses to average net assets	4.46	%(d)	9.69	%(d)

Ratio of net investment income to average net assets	0.82	%(d)	1.20	%(d)

Portfolio turnover rate(e)	13%		26%

(a)	Commenced operations on December 6, 2022.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	ESG Emerging Markets Equity Fund

	Class A Shares
	Six Months Ended April 30, 2024 (Unaudited)		Year Ended October 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$8.45		$7.84	$14.02	$11.73	$9.95	$8.40

Net investment income (loss)(a)	0.01		0.06	0.04	(0.02)	– (b)	0.04

Net realized and unrealized gain (loss)	1.14		0.55	(5.28)	2.31	1.84	1.53

Total from investment operations	1.15		0.61	(5.24)	2.29	1.84	1.57

Distributions to shareholders from net investment income	(0.12)		– (b)	(0.04)	–	(0.06)	(0.02)

Distributions to shareholders from net realized gains	–		–	(0.90)	–	–	–

Total distributions	(0.12)		– (b)	(0.94)	–	(0.06)	(0.02)

Net asset value, end of period	$9.48		$8.45	$7.84	$14.02	$11.73	$9.95

Total Return(c)	13.68%		7.79%	(39.89)%	19.52%	18.46%	18.74%

Net assets, end of period (in 000’s)	$1,814		$1,841	$1,979	$4,072	$92	$50

Ratio of net expenses to average net assets	1.38	%(d)	1.41%	1.44%	1.47%	1.49%	1.60%

Ratio of total expenses to average net assets	2.95	%(d)	3.04%	2.89%	3.64%	6.33%	7.73%

Ratio of net investment income (loss) to average net assets	0.32	%(d)	0.62%	0.39%	(0.17)%	0.02%	0.44%

Portfolio turnover rate(e)	18%		54%	65%	116%	28%	57%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	ESG Emerging Markets Equity Fund

	Class C Shares
	Six Months Ended April 30, 2024 (Unaudited)		Year Ended October 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$8.19		$7.66	$13.77	$11.61	$9.87	$8.37

Net investment loss(a)	(0.02)		(0.01)	(0.07)	(0.14)	(0.09)	(0.03)

Net realized and unrealized gain (loss)	1.09		0.54	(5.14)	2.30	1.83	1.53

Total from investment operations	1.07		0.53	(5.21)	2.16	1.74	1.50

Distributions to shareholders from net investment income	(0.04)		–	–	–	–	–

Distributions to shareholders from net realized gains	–		–	(0.90)	–	–	–

Total distributions	(0.04)		–	(0.90)	–	–	–

Net asset value, end of period	$9.22		$8.19	$7.66	$13.77	$11.61	$9.87

Total Return(b)	13.27%		6.92%	(40.29)%	18.60%	17.58%	17.92%

Net assets, end of period (in 000’s)	$82		$74	$117	$137	$58	$49

Ratio of net expenses to average net assets	2.13	%(c)	2.16%	2.19%	2.20%	2.24%	2.35%

Ratio of total expenses to average net assets	3.69	%(c)	3.80%	3.65%	3.64%	6.94%	8.49%

Ratio of net investment loss to average net assets	(0.42	)%(c)	(0.07)%	(0.64)%	(0.96)%	(0.84)%	(0.31)%

Portfolio turnover rate(d)	18%		54%	65%	116%	28%	57%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	ESG Emerging Markets Equity Fund

	Institutional Shares
	Six Months Ended April 30, 2024 (Unaudited)		Year Ended October 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$8.48		$7.87	$14.06	$11.77	$9.98	$8.41

Net investment income(a)	0.03		0.08	0.09	0.01	0.03	0.08

Net realized and unrealized gain (loss)	1.12		0.57	(5.31)	2.32	1.85	1.53

Total from investment operations	1.15		0.65	(5.22)	2.33	1.88	1.61

Distributions to shareholders from net investment income	(0.15)		(0.04)	(0.07)	(0.04)	(0.09)	(0.04)

Distributions to shareholders from net realized gains	–		–	(0.90)	–	–	–

Total distributions	(0.15)		(0.04)	(0.97)	(0.04)	(0.09)	(0.04)

Net asset value, end of period	$9.48		$8.48	$7.87	$14.06	$11.77	$9.98

Total Return(b)	13.69%		8.20%	(39.66)%	19.81%	18.91%	19.26%

Net assets, end of period (in 000’s)	$14,561		$16,404	$10,245	$5,008	$8,631	$6,912

Ratio of net expenses to average net assets	1.07	%(c)	1.08%	1.10%	1.14%	1.14%	1.21%

Ratio of total expenses to average net assets	2.60	%(c)	2.65%	2.27%	3.16%	5.83%	7.31%

Ratio of net investment income to average net assets	0.62	%(c)	0.90%	0.86%	0.06%	0.26%	0.85%

Portfolio turnover rate(d)	18%		54%	65%	116%	28%	57%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	ESG Emerging Markets Equity Fund

	Investor Shares
	Six Months Ended April 30, 2024 (Unaudited)		Year Ended October 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$8.47		$7.87	$14.06	$11.76	$9.97	$8.41

Net investment income(a)	0.03		0.08	0.06	0.01	0.02	0.06

Net realized and unrealized gain (loss)	1.12		0.55	(5.28)	2.32	1.85	1.53

Total from investment operations	1.15		0.63	(5.22)	2.33	1.87	1.59

Distributions to shareholders from net investment income	(0.14)		(0.03)	(0.07)	(0.03)	(0.08)	(0.03)

Distributions to shareholders from net realized gains	–		–	(0.90)	–	–	–

Total distributions	(0.14)		(0.03)	(0.97)	(0.03)	(0.08)	(0.03)

Net asset value, end of period	$9.48		$8.47	$7.87	$14.06	$11.76	$9.97

Total Return(b)	13.74%		8.00%	(39.70)%	19.82%	18.79%	19.03%

Net assets, end of period (in 000’s)	$825		$503	$829	$1,088	$59	$50

Ratio of net expenses to average net assets	1.13	%(c)	1.16%	1.19%	1.22%	1.24%	1.35%

Ratio of total expenses to average net assets	2.68	%(c)	2.75%	2.64%	3.33%	5.94%	7.49%

Ratio of net investment income to average net assets	0.68	%(c)	0.93%	0.61%	0.08%	0.15%	0.69%

Portfolio turnover rate(d)	18%		54%	65%	116%	28%	57%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	ESG Emerging Markets Equity Fund

	Class R6 Shares
	Six Months Ended April 30, 2024 (Unaudited)		Year Ended October 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$8.49		$7.87	$14.07	$11.77	$9.98	$8.41

Net investment income(a)	0.03		0.09	0.11	0.02	0.03	0.08

Net realized and unrealized gain (loss)	1.13		0.56	(5.33)	2.32	1.85	1.53

Total from investment operations	1.16		0.65	(5.22)	2.34	1.88	1.61

Distributions to shareholders from net investment income	(0.15)		(0.03)	(0.08)	(0.04)	(0.09)	(0.04)

Distributions to shareholders from net realized gains	–		–	(0.90)	–	–	–

Total distributions	(0.15)		(0.03)	(0.98)	(0.04)	(0.09)	(0.04)

Net asset value, end of period	$9.50		$8.49	$7.87	$14.07	$11.77	$9.98

Total Return(b)	13.78%		8.19%	(39.69)%	19.90%	18.92%	19.26%

Net assets, end of period (in 000’s)	$14		$19	$57	$17	$65	$50

Ratio of net expenses to average net assets	1.06	%(c)	1.08%	1.09%	1.13%	1.13%	1.20%

Ratio of total expenses to average net assets	2.60	%(c)	3.00%	2.05%	3.00%	5.84%	7.34%

Ratio of net investment income to average net assets	0.56	%(c)	0.97%	1.09%	0.13%	0.26%	0.84%

Portfolio turnover rate(d)	18%		54%	65%	116%	28%	57%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	67

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	ESG Emerging Markets Equity Fund

	Class R Shares
	Six Months Ended April 30, 2024 (Unaudited)		Year Ended October 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$8.37		$7.78	$13.92	$11.68	$9.94	$8.39

Net investment income (loss)(a)	0.01		0.04	0.02	(0.07)	(0.03)	0.01

Net realized and unrealized gain (loss)	1.10		0.55	(5.25)	2.31	1.83	1.55

Total from investment operations	1.11		0.59	(5.23)	2.24	1.80	1.56

Distributions to shareholders from net investment income	(0.10)		–	(0.01)	–	(0.06)	(0.01)

Distributions to shareholders from net realized gains	–		–	(0.90)	–	–	–

Total distributions	(0.10)		–	(0.91)	–	(0.06)	(0.01)

Net asset value, end of period	$9.38		$8.37	$7.78	$13.92	$11.68	$9.94

Total Return(b)	13.39%		7.58%	(40.03)%	19.18%	18.11%	18.57%

Net assets, end of period (in 000’s)	$192		$214	$199	$267	$255	$167

Ratio of net expenses to average net assets	1.63	%(c)	1.65%	1.69%	1.72%	1.74%	1.92%

Ratio of total expenses to average net assets	3.21	%(c)	3.29%	3.10%	4.12%	6.53%	7.68%

Ratio of net investment income (loss) to average net assets	0.12	%(c)	0.39%	0.15%	(0.47)%	(0.34)%	0.06%

Portfolio turnover rate(d)	18%		54%	65%	116%	28%	57%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

68	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ESG EMERGING MARKETS EQUITY FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	ESG Emerging Markets Equity Fund

	Class P Shares
	Six Months Ended April 30, 2024 (Unaudited)		Year Ended October 31,			Period Ended October 31, 2020(a)
			2023	2022	2021

Per Share Data

Net asset value, beginning of period	$8.48		$7.87	$14.07	$11.77	$10.87

Net investment income(b)	0.03		0.09	0.08	0.02	0.03

Net realized and unrealized gain (loss)	1.12		0.56	(5.30)	2.32	0.87

Total from investment operations	1.15		0.65	(5.22)	2.34	0.90

Distributions to shareholders from net investment income	(0.15)		(0.04)	(0.08)	(0.04)	–

Distributions to shareholders from net realized gains	–		–	(0.90)	–	–

Total distributions	(0.15)		(0.04)	(0.98)	(0.04)	–

Net asset value, end of period	$9.48		$8.48	$7.87	$14.07	$11.77

Total Return(c)	13.80%		8.20%	(39.69)%	19.92%	8.28%

Net assets, end of period (in 000’s)	$5,407		$6,256	$13,651	$20,156	$86

Ratio of net expenses to average net assets	1.06	%(d)	1.08%	1.10%	1.13%	1.08	%(d)

Ratio of total expenses to average net assets	2.58	%(d)	2.73%	2.46%	3.46%	6.51	%(d)

Ratio of net investment income to average net assets	0.60	%(d)	1.02%	0.73%	0.17%	0.30	%(d)

Portfolio turnover rate(e)	18%		54%	65%	116%	28%

(a)	Commenced operations on January 31, 2020.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	69

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights Selected Data for a Share Outstanding Throughout Each Period

	International Equity ESG Fund

	Class A Shares
	Six Months Ended April 30, 2024 (Unaudited)		Year Ended October 31,
			2023		2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$23.61		$21.44		$30.27	$21.01	$20.67	$17.88

Net investment income(a)	0.18		0.42	(b)	0.29	0.23	0.04	0.28

Net realized and unrealized gain (loss)	3.22		1.94		(7.31)	9.03	0.66	2.76

Total from investment operations	3.40		2.36		(7.02)	9.26	0.70	3.04

Distributions to shareholders from net investment income	(0.37)		(0.19)		(0.33)	– (c)	(0.36)	(0.25)

Distributions to shareholders from net realized gains	–		–		(1.48)	–	–	–

Total distributions	(0.37)		(0.19)		(1.81)	–	(0.36)	(0.25)

Net asset value, end of period	$26.64		$23.61		$21.44	$30.27	$21.01	$20.67

Total Return(d)	14.47%		11.02%		(24.50)%	44.15%	3.30%	17.33%

Net assets, end of period (in 000’s)	$110,011		$108,276		$87,228	$62,250	$33,927	$35,181

Ratio of net expenses to average net assets	1.17	%(e)	1.18%		1.18%	1.18%	1.20%	1.26%

Ratio of total expenses to average net assets	1.31	%(e)	1.35%		1.36%	1.47%	1.69%	1.69%

Ratio of net investment income to average net assets	1.34	%(e)	1.66	%(b)	1.19%	0.82%	0.21%	1.52%

Portfolio turnover rate(f)	28%		23%		35%	39%	55%	41%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.02 per share and 0.08% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

70	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	International Equity ESG Fund

	Class C Shares
	Six Months Ended April 30, 2024 (Unaudited)		Year Ended October 31,
			2023		2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$21.54		$19.54		$27.80	$19.44	$19.16	$16.49

Net investment income (loss)(a)	0.08		0.20	(b)	0.12	– (c)	(0.10)	0.13

Net realized and unrealized gain (loss)	2.92		1.80		(6.72)	8.36	0.60	2.58

Total from investment operations	3.00		2.00		(6.60)	8.36	0.50	2.71

Distributions to shareholders from net investment income	(0.19)		–		(0.18)	–	(0.22)	(0.04)

Distributions to shareholders from net realized gains	–		–		(1.48)	–	–	–

Total distributions	(0.19)		–		(1.66)	–	(0.22)	(0.04)

Net asset value, end of period	$24.35		$21.54		$19.54	$27.80	$19.44	$19.16

Total Return(d)	14.00%		10.24%		(25.08)%	43.08%	2.53%	16.49%

Net assets, end of period (in 000’s)	$8,142		$7,639		$7,481	$8,953	$9,369	$10,400

Ratio of net expenses to average net assets	1.92	%(e)	1.93%		1.93%	1.93%	1.95%	2.01%

Ratio of total expenses to average net assets	2.06	%(e)	2.10%		2.11%	2.23%	2.44%	2.44%

Ratio of net investment income (loss) to average net assets	0.64	%(e)	0.86	%(b)	0.52%	(0.01)%	(0.54)%	0.78%

Portfolio turnover rate(f)	28%		23%		35%	39%	55%	41%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.02 per share and 0.08% of average net assets.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	71

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	International Equity ESG Fund

	Institutional Shares
	Six Months Ended April 30, 2024 (Unaudited)		Year Ended October 31,
			2023		2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$24.30		$22.03		$31.04	$21.53	$21.17	$18.23

Net investment income(a)	0.24		0.50	(b)	0.44	0.35	0.15	0.29

Net realized and unrealized gain (loss)	3.29		2.01		(7.57)	9.23	0.63	2.89

Total from investment operations	3.53		2.51		(7.13)	9.58	0.78	3.18

Distributions to shareholders from net investment income	(0.45)		(0.24)		(0.40)	(0.07)	(0.42)	(0.24)

Distributions to shareholders from net realized gains	–		–		(1.48)	–	–	–

Total distributions	(0.45)		(0.24)		(1.88)	(0.07)	(0.42)	(0.24)

Net asset value, end of period	$27.38		$24.30		$22.03	$31.04	$21.53	$21.17

Total Return(c)	14.61%		11.43%		(24.27)%	44.62%	3.62%	17.76%

Net assets, end of period (in 000’s)	$651,200		$530,652		$256,615	$111,615	$23,137	$7,660

Ratio of net expenses to average net assets	0.86	%(d)	0.86%		0.86%	0.86%	0.86%	0.90%

Ratio of total expenses to average net assets	0.95	%(d)	0.98%		0.98%	1.09%	1.33%	1.31%

Ratio of net investment income to average net assets	1.79	%(d)	1.91	%(b)	1.77%	1.20%	0.72%	1.49%

Portfolio turnover rate(e)	28%		23%		35%	39%	55%	41%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.02 per share and 0.08% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

72	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	International Equity ESG Fund

	Service Shares
	Six Months Ended April 30, 2024 (Unaudited)		Year Ended October 31,
			2023		2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$24.65		$22.38		$31.63	$22.00	$21.63	$18.70

Net investment income(a)	0.17		0.40	(b)	0.32	0.17	0.01	0.28

Net realized and unrealized gain (loss)	3.35		2.02		(7.71)	9.46	0.70	2.88

Total from investment operations	3.52		2.42		(7.39)	9.63	0.71	3.16

Distributions to shareholders from net investment income	(0.31)		(0.15)		(0.38)	–	(0.34)	(0.23)

Distributions to shareholders from net realized gains	–		–		(1.48)	–	–	–

Total distributions	(0.31)		(0.15)		(1.86)	–	(0.34)	(0.23)

Net asset value, end of period	$27.86		$24.65		$22.38	$31.63	$22.00	$21.63

Total Return(c)	14.37%		10.83%		(24.64)%	43.90%	3.16%	17.20%

Net assets, end of period (in 000’s)	$959		$893		$575	$260	$4	$4

Ratio of net expenses to average net assets	1.36	%(d)	1.36%		1.36%	1.36%	1.34%	1.36%

Ratio of total expenses to average net assets	1.45	%(d)	1.48%		1.48%	1.58%	1.79%	1.75%

Ratio of net investment income to average net assets	1.22	%(d)	1.52	%(b)	1.27%	0.57%	0.07%	1.44%

Portfolio turnover rate(e)	28%		23%		35%	39%	55%	41%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.02 per share and 0.08% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	73

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	International Equity ESG Fund

	Investor Shares
	Six Months Ended April 30, 2024 (Unaudited)		Year Ended October 31,
			2023		2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$24.12		$21.88		$30.85	$21.41	$21.06	$18.20

Net investment income(a)	0.22		0.50	(b)	0.46	0.34	0.09	0.36

Net realized and unrealized gain (loss)	3.28		1.97		(7.55)	9.17	0.68	2.78

Total from investment operations	3.50		2.47		(7.09)	9.51	0.77	3.14

Distributions to shareholders from net investment income	(0.43)		(0.23)		(0.40)	(0.07)	(0.42)	(0.28)

Distributions to shareholders from net realized gains	–		–		(1.48)	–	–	–

Total distributions	(0.43)		(0.23)		(1.88)	(0.07)	(0.42)	(0.28)

Net asset value, end of period	$27.19		$24.12		$21.88	$30.85	$21.41	$21.06

Total Return(c)	14.59%		11.31%		(24.30)%	44.52%	3.56%	17.64%

Net assets, end of period (in 000’s)	$115,658		$109,162		$78,730	$31,735	$1,298	$492

Ratio of net expenses to average net assets	0.92	%(d)	0.93%		0.93%	0.93%	0.95%	1.00%

Ratio of total expenses to average net assets	1.06	%(d)	1.10%		1.10%	1.20%	1.44%	1.44%

Ratio of net investment income to average net assets	1.65	%(d)	1.93	%(b)	1.86%	1.15%	0.44%	1.87%

Portfolio turnover rate(e)	28%		23%		35%	39%	55%	41%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.02 per share and 0.08% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

74	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	International Equity ESG Fund

	Class R6 Shares
	Six Months Ended April 30, 2024 (Unaudited)		Year Ended October 31,
			2023		2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$24.15		$21.90		$30.87	$21.41	$21.06	$18.23

Net investment income(a)	0.23		0.51	(b)	0.44	0.36	0.14	0.45

Net realized and unrealized gain (loss)	3.28		1.99		(7.53)	9.17	0.64	2.71

Total from investment operations	3.51		2.50		(7.09)	9.53	0.78	3.16

Distributions to shareholders from net investment income	(0.45)		(0.25)		(0.40)	(0.07)	(0.43)	(0.33)

Distributions to shareholders from net realized gains	–		–		(1.48)	–	–	–

Total distributions	(0.45)		(0.25)		(1.88)	(0.07)	(0.43)	(0.33)

Net asset value, end of period	$27.21		$24.15		$21.90	$30.87	$21.41	$21.06

Total Return(c)	14.66%		11.42%		(24.27)%	44.65%	3.63%	17.76%

Net assets, end of period (in 000’s)	$97,400		$86,937		$50,922	$15,095	$1,981	$470

Ratio of net expenses to average net assets	0.85	%(d)	0.85%		0.85%	0.85%	0.85%	0.90%

Ratio of total expenses to average net assets	0.94	%(d)	0.97%		0.97%	1.08%	1.32%	1.31%

Ratio of net investment income to average net assets	1.71	%(d)	1.96	%(b)	1.81%	1.23%	0.69%	2.35%

Portfolio turnover rate(e)	28%		23%		35%	39%	55%	41%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.02 per share and 0.08% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	75

GOLDMAN SACHS INTERNATIONAL EQUITY ESG FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	International Equity ESG Fund

	Class P Shares
	Six Months Ended April 30, 2024 (Unaudited)		Year Ended October 31,
			2023		2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$24.16		$21.91		$30.87	$21.42	$21.05	$18.23

Net investment income(a)	0.23		0.50	(b)	0.39	0.33	0.11	0.36

Net realized and unrealized gain (loss)	3.28		1.99		(7.47)	9.19	0.69	2.79

Total from investment operations	3.51		2.49		(7.08)	9.52	0.80	3.15

Distributions to shareholders from net investment income	(0.45)		(0.24)		(0.40)	(0.07)	(0.43)	(0.33)

Distributions to shareholders from net realized gains	–		–		(1.48)	–	–	–

Total distributions	(0.45)		(0.24)		(1.88)	(0.07)	(0.43)	(0.33)

Net asset value, end of period	$27.22		$24.16		$21.91	$30.87	$21.42	$21.05

Total Return(c)	14.64%		11.39%		(24.25)%	44.64%	3.67%	17.73%

Net assets, end of period (in 000’s)	$93,475		$95,559		$89,831	$132,657	$64,838	$68,987

Ratio of net expenses to average net assets	0.85	%(d)	0.85%		0.85%	0.85%	0.86%	0.89%

Ratio of total expenses to average net assets	0.94	%(d)	0.97%		0.98%	1.09%	1.30%	1.29%

Ratio of net investment income to average net assets	1.70	%(d)	1.93	%(b)	1.52%	1.16%	0.55%	1.88%

Portfolio turnover rate(e)	28%		23%		35%	39%	55%	41%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.02 per share and 0.08% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

76	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	International Equity Income Fund

	Class A Shares
	Six Months Ended April 30, 2024 (Unaudited)		Year Ended October 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$14.42		$12.47	$15.13	$11.54	$13.50	$13.25

Net investment income(a)	0.22		0.43	0.39	0.39	0.23	0.37

Net realized and unrealized gain (loss)	2.11		1.87	(2.64)	3.53	(1.69)	1.53

Total from investment operations	2.33		2.30	(2.25)	3.92	(1.46)	1.90

Distributions to shareholders from net investment income	(0.15)		(0.34)	(0.41)	(0.33)	(0.50)	(0.36)

Distributions to shareholders from net realized gains	–		(0.01)	–	–	–	(1.29)

Total distributions	(0.15)		(0.35)	(0.41)	(0.33)	(0.50)	(1.65)

Net asset value, end of period	$16.60		$14.42	$12.47	$15.13	$11.54	$13.50

Total Return(b)	16.20%		18.38%	(15.16)%	34.07%	(11.23)%	(16.95)%

Net assets, end of period (in 000’s)	$69,246		$68,183	$32,121	$20,086	$13,669	$16,711

Ratio of net expenses to average net assets	1.16	%(c)	1.19%	1.19%	1.20%	1.23%	1.25%

Ratio of total expenses to average net assets	1.26	%(c)	1.29%	1.42%	1.69%	1.92%	2.16%

Ratio of net investment income to average net assets	2.83	%(c)	2.86%	2.80%	2.71%	1.87%	2.99%

Portfolio turnover rate(d)	19%		18%	12%	28%	51%	27%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	77

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	International Equity Income Fund

	Class C Shares
	Six Months Ended April 30, 2024 (Unaudited)		Year Ended October 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$12.51		$10.87	$13.24	$10.14	$11.89	$11.88

Net investment income(a)	0.15		0.26	0.24	0.25	0.13	0.25

Net realized and unrealized gain (loss)	1.82		1.66	(2.30)	3.09	(1.50)	1.34

Total from investment operations	1.97		1.92	(2.06)	3.34	(1.37)	1.59

Distributions to shareholders from net investment income	(0.10)		(0.27)	(0.31)	(0.24)	(0.38)	(0.29)

Distributions to shareholders from net realized gains	–		(0.01)	–	–	–	(1.29)

Total distributions	(0.10)		(0.28)	(0.31)	(0.24)	(0.38)	(1.58)

Net asset value, end of period	$14.38		$12.51	$10.87	$13.24	$10.14	$11.89

Total Return(b)	15.73%		17.52%	(15.76)%	33.02%	(11.88)%	16.01%

Net assets, end of period (in 000’s)	$4,828		$3,899	$1,653	$2,149	$1,514	$1,638

Ratio of net expenses to average net assets	1.91	%(c)	1.94%	1.94%	1.95%	1.97%	2.00%

Ratio of total expenses to average net assets	2.01	%(c)	2.04%	2.19%	2.44%	2.67%	2.91%

Ratio of net investment income to average net assets	2.27	%(c)	2.04%	1.92%	1.92%	1.19%	2.24%

Portfolio turnover rate(d)	19%		18%	12%	28%	51%	27%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

78	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	International Equity Income Fund

	Institutional Shares
	Six Months Ended April 30, 2024 (Unaudited)		Year Ended October 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$15.32		$13.22	$16.01	$12.20	$14.26	$13.88

Net investment income(a)	0.29		0.50	0.41	0.47	0.31	0.42

Net realized and unrealized gain (loss)	2.22		1.99	(2.75)	3.71	(1.80)	1.63

Total from investment operations	2.51		2.49	(2.34)	4.18	(1.49)	2.05

Distributions to shareholders from net investment income	(0.17)		(0.38)	(0.45)	(0.37)	(0.57)	(0.38)

Distributions to shareholders from net realized gains	–		(0.01)	–	–	–	(1.29)

Total distributions	(0.17)		(0.39)	(0.45)	(0.37)	(0.57)	(1.67)

Net asset value, end of period	$17.66		$15.32	$13.22	$16.01	$12.20	$14.26

Total Return(b)	16.41%		18.80%	(14.87)%	34.45%	(10.86)%	17.29%

Net assets, end of period (in 000’s)	$863,219		$615,042	$207,340	$24,118	$10,051	$5,232

Ratio of net expenses to average net assets	0.83	%(c)	0.85%	0.85%	0.85%	0.85%	0.88%

Ratio of total expenses to average net assets	0.89	%(c)	0.92%	1.03%	1.30%	1.55%	1.79%

Ratio of net investment income to average net assets	3.49	%(c)	3.17%	2.87%	3.05%	2.36%	3.13%

Portfolio turnover rate(d)	19%		18%	12%	28%	51%	27%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	79

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	International Equity Income Fund

	Investor Shares
	Six Months Ended April 30, 2024 (Unaudited)		Year Ended October 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$14.39		$12.44	$15.09	$11.52	$13.51	$13.25

Net investment income(a)	0.26		0.46	0.40	0.42	0.29	0.34

Net realized and unrealized gain (loss)	2.09		1.88	(2.61)	3.51	(1.72)	1.59

Total from investment operations	2.35		2.34	(2.21)	3.93	(1.43)	1.93

Distributions to shareholders from net investment income	(0.17)		(0.38)	(0.44)	(0.36)	(0.56)	(0.38)

Distributions to shareholders from net realized gains	–		(0.01)	–	–	–	(1.29)

Total distributions	(0.17)		(0.39)	(0.44)	(0.36)	(0.56)	(1.67)

Net asset value, end of period	$16.57		$14.39	$12.44	$15.09	$11.52	$13.51

Total Return(b)	16.39%		18.70%	(14.91)%	34.25%	(10.99)%	17.21%

Net assets, end of period (in 000’s)	$354,775		$285,524	$60,051	$20,450	$8,958	$3,515

Ratio of net expenses to average net assets	0.91	%(c)	0.94%	0.94%	0.95%	0.98%	1.09%

Ratio of total expenses to average net assets	1.01	%(c)	1.04%	1.16%	1.43%	1.71%	1.98%

Ratio of net investment income to average net assets	3.28	%(c)	3.07%	2.95%	2.92%	2.39%	2.67%

Portfolio turnover rate(d)	19%		18%	12%	28%	51%	27%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

80	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	International Equity Income Fund

	Class R6 Shares
	Six Months Ended April 30, 2024 (Unaudited)		Year Ended October 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$15.30		$13.20	$15.99	$12.18	$14.25	$13.87

Net investment income(a)	0.29		0.51	0.42	0.47	0.28	0.49

Net realized and unrealized gain (loss)	2.21		1.99	(2.76)	3.72	(1.78)	1.57

Total from investment operations	2.50		2.50	(2.34)	4.19	(1.50)	2.06

Distributions to shareholders from net investment income	(0.17)		(0.39)	(0.45)	(0.38)	(0.57)	(0.39)

Distributions to shareholders from net realized gains	–		(0.01)	–	–	–	(1.29)

Total distributions	(0.17)		(0.40)	(0.45)	(0.38)	(0.57)	(1.68)

Net asset value, end of period	$17.63		$15.30	$13.20	$15.99	$12.18	$14.25

Total Return(b)	16.44%		18.83%	(14.89)%	34.52%	(10.93)%	17.41%

Net assets, end of period (in 000’s)	$70,807		$51,429	$22,020	$6,050	$2,304	$332

Ratio of net expenses to average net assets	0.82	%(c)	0.84%	0.84%	0.84%	0.84%	0.86%

Ratio of total expenses to average net assets	0.88	%(c)	0.92%	1.03%	1.29%	1.59%	1.80%

Ratio of net investment income to average net assets	3.45	%(c)	3.23%	2.90%	3.03%	2.22%	3.74%

Portfolio turnover rate(d)	19%		18%	12%	28%	51%	27%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	81

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	International Equity Income Fund

	Class R Shares
	Six Months Ended April 30, 2024 (Unaudited)		Year Ended October 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$14.50		$12.53	$15.19	$11.60	$13.55	$13.32

Net investment income(a)	0.23		0.36	0.34	0.41	0.24	0.36

Net realized and unrealized gain (loss)	2.09		1.92	(2.64)	3.48	(1.74)	1.52

Total from investment operations	2.32		2.28	(2.30)	3.89	(1.50)	1.88

Distributions to shareholders from net investment income	(0.12)		(0.30)	(0.36)	(0.30)	(0.45)	(0.36)

Distributions to shareholders from net realized gains	–		(0.01)	–	–	–	(1.29)

Total distributions	(0.12)		(0.31)	(0.36)	(0.30)	(0.45)	(1.65)

Net asset value, end of period	$16.70		$14.50	$12.53	$15.19	$11.60	$13.55

Total Return(b)	16.09%		18.14%	(15.36)%	33.62%	(11.44)%	(16.63)%

Net assets, end of period (in 000’s)	$1,010		$832	$514	$620	$173	$73

Ratio of net expenses to average net assets	1.41	%(c)	1.44%	1.44%	1.44%	1.48%	1.50%

Ratio of total expenses to average net assets	1.51	%(c)	1.54%	1.69%	1.91%	2.19%	2.40%

Ratio of net investment income to average net assets	2.87	%(c)	2.42%	2.39%	2.79%	1.96%	2.90%

Portfolio turnover rate(d)	19%		18%	12%	28%	51%	27%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

82	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INCOME FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	International Equity Income Fund

	Class P Shares
	Six Months Ended April 30, 2024 (Unaudited)		Year Ended October 31,
			2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$15.29		$13.20	$15.98	$12.17	$14.23	$13.86

Net investment income(a)	0.28		0.50	0.44	0.47	0.30	0.44

Net realized and unrealized gain (loss)	2.22		1.98	(2.77)	3.72	(1.79)	1.61

Total from investment operations	2.50		2.48	(2.33)	4.19	(1.49)	2.05

Distributions to shareholders from net investment income	(0.17)		(0.38)	(0.45)	(0.38)	(0.57)	(0.39)

Distributions to shareholders from net realized gains	–		(0.01)	–	–	–	(1.29)

Total distributions	(0.17)		(0.39)	(0.45)	(0.38)	(0.57)	(1.68)

Net asset value, end of period	$17.62		$15.29	$13.20	$15.98	$12.17	$14.23

Total Return(b)	16.45%		18.84%	(14.90)%	34.55%	(10.89)%	17.34%

Net assets, end of period (in 000’s)	$55,696		$49,599	$33,413	$28,616	$20,799	$32,643

Ratio of net expenses to average net assets	0.82	%(c)	0.84%	0.84%	0.84%	0.84%	0.85%

Ratio of total expenses to average net assets	0.89	%(c)	0.92%	1.06%	1.32%	1.51%	1.76%

Ratio of net investment income to average net assets	3.32	%(c)	3.21%	2.95%	3.05%	2.33%	3.37%

Portfolio turnover rate(d)	19%		18%	12%	28%	51%	27%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	83

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Notes to Financial Statements April 30, 2024 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-Diversified

Goldman Sachs China Equity Fund	A, C, Institutional, Investor, R6 and P	Diversified

Goldman Sachs Emerging Markets Equity Fund	A, C, Institutional, Service, Investor, R6 and P	Non-Diversified

Goldman Sachs Emerging Markets Equity ex. China Fund	A, C, Institutional, Investor, R6, R and P	Non-Diversified

Goldman Sachs ESG Emerging Markets Equity Fund	A, C, Institutional, Investor, R6, R and P	Non-Diversified

Goldman Sachs International Equity ESG Fund	A, C, Institutional, Service, Investor, R6 and P	Diversified

Goldman Sachs International Equity Income Fund	A, C, Institutional, Investor, R6, R and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly

84

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule.

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid

China Equity Fund	Annually	Annually

Emerging Markets Equity Fund	Annually	Annually

Emerging Markets Equity ex. China Fund	Annually	Annually

ESG Emerging Markets Equity Fund	Annually	Annually

International Equity ESG Fund	Annually	Annually

International Equity Income Fund	Semi-Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

85

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments— The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities— Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include exchange-traded funds (“ETFs”) and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Funds’ shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received,

86

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

ii. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B. Level 3 Fair Value Investments— To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy— The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2024:

China Equity Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$3,949,658	$32,865,710	$—

Investment Company	22,669	—	—

Total	$3,972,327	$32,865,710	$—

87

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Emerging Markets Equity Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$37,317,510	$12,644,099	$—

Asia	102,474,247	2,080,782,260	—

Europe	65,122,810	55,458,264	—

North America	111,040,592	19,173,409	—

South America	164,977,128	19,187,058	—

Securities Lending Reinvestment Vehicle	7,448,350	—	—

Total	$488,380,637	$2,187,245,090	$—

Emerging Markets Equity ex. China Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$194,326	$28,666	$—

Asia	304,479	8,138,702	—

Europe	325,121	298,274	—

North America	660,158	—	—

South America	941,658	117,777	—

Total	$2,425,742	$8,583,419	$—

ESG Emerging Markets Equity Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$423,156	$131,333	$—

Asia	1,038,534	17,736,028	—

Europe	634,002	136,593	—

North America	975,208	—	—

South America	1,230,507	210,774	—

Investment Company	296,308	—	—

Total	$4,597,715	$18,214,728	$—

International Equity ESG Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$21,651,376	$239,925,917	$—

Europe	—	669,207,745	—

North America	—	122,439,106	—

Investment Company	21,829,473	—	—

Securities Lending Reinvestment Vehicle	18,450,680	—	—

Total	$61,931,529	$1,031,572,768	$—

88

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

International Equity Income Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$—	$218,149,419	$—

Europe	42,824,460	726,996,131	—

North America	—	305,397,705	—

Oceania	—	85,184,538	—

Investment Company	37,156,654	—	—

Total	$79,981,114	$1,335,727,793	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party fair value service for certain international equity securities resulting in a level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2024. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

China Equity Fund

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on Update condition	$19,019	$—

International Equity ESG Fund

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Currency	Net realized gain (loss) from forward currency exchange contracts/Net change in unrealized gain (loss) on forward currency exchange contracts	190	–

International Equity Income Fund

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Currency	Net realized gain (loss) from forward currency exchange contracts/Net change in unrealized gain (loss) on forward currency exchange contracts	(18,812)	–

89

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

For the six months ended April 30, 2024, the relevant values for each derivative type were as follows:

	Average number of Contracts or Notional Amounts(a)

Fund	Futures Contracts	Forward Contracts

China Equity Fund	26	–

International Equity ESG Fund	—	23,607,522

International Equity Income Fund	—	3,947,415

(a)

Amounts disclosed represent average number of futures contracts, and notional amounts for forward contracts, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the six months ended April 30, 2024.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended April 30, 2024, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^

China Equity Fund	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	1.00%

Emerging Markets Equity Fund	1.02	1.02	0.92	0.87	0.85	0.99	0.90(1)

Emerging Markets Equity ex. China Fund	0.90	0.90	0.81	0.77	0.75	0.90	0.90

ESG Emerging Markets Equity Fund	0.98	0.98	0.88	0.84	0.82	0.98	0.91(2)

International Equity ESG Fund	0.85	0.77	0.73	0.71	0.70	0.85	0.82(3)

International Equity Income Fund	0.80	0.72	0.68	0.67	0.66	0.78	0.78

^

Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

(1)

GSAM agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.90% as an annual percentage of the average daily net assets of the Fund. This waiver will be effective through at least February 28, 2025, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees.

(2)

GSAM agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.91% as an annual percentage of average daily net assets of the Fund. This waiver will be effective through at least February 28, 2025, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees.

(3)

GSAM agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.82% as an annual percentage of the average daily net assets of the Fund. This waiver will be effective through at least February 28, 2025, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the six months ended April 30, 2024, GSAM waived $226, $6,098, $29, $171, $12,102 and $26,807 of the China Equity, Emerging Markets Equity, Emerging Markets Equity ex. China, ESG Emerging Markets Equity, International Equity ESG and International Equity Income Funds’ management fees, respectively.

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GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds as set forth below.

	Distribution and/or Service Plan Rates

	Class A*	Class C	Service	Class R*

Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended April 30, 2024, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge

Fund	Class A	Class C

China Equity Fund	$26	$—

Emerging Markets Equity Fund	649	—

International Equity ESG Fund	1,013	117

International Equity Income Fund	4,005	—

D. Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates

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Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

as follows: 0.15% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

For the six months ended April 30, 2024, the transfer agency fee waivers were as follows:

	China Equity Fund	Emerging Markets Equity Fund	Emerging Markets Equity ex. China Fund	ESG Emerging Markets Equity Fund	International Equity ESG Fund	International Equity Income Fund

Transfer Agency Waivers (Class A, Class C, Investor, and Class R Shares) *	–%(a)	0.06%	0.01%(b)	0.05%	0.05%	0.03%

*	These arrangements will remain in effect through at least February 28, 2025, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the board of trustees.
(a)	Prior to February 28, 2024, the waiver was 0.04%.
(b)	Prior to February 28, 2024, the waiver was 0.00%.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the China Equity, Emerging Markets Equity, Emerging Markets Equity ex. China, ESG Emerging Markets Equity, International Equity ESG and International Equity Income Funds are 0.054%, 0.104%, 0.124%, 0.124%, 0.004% and 0.014%, respectively. These Other Expense limitations will remain in place through at least February 28, 2025 and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. Prior to February 28, 2024, the Other Expense limitation was 0.114% for China Equity. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended April 30, 2024, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waiver/Credits	Other Expense Reimbursements	Total Expense Reductions

China Equity Fund	$226	$1,236	$152,376	$153,838

Emerging Markets Equity Fund	1,269,176	66,255	3,699	1,339,130

Emerging Markets Equity ex. China Fund	29	5	174,859	174,893

ESG Emerging Markets Equity Fund	8,329	688	168,928	177,945

International Equity ESG Fund	144,467	59,790	287,594	491,851

International Equity Income Fund	26,807	60,331	360,136	447,274

G. Line of Credit Facility — As of April 30, 2024, the Funds participated in a $1,150,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2024, the Funds did not have any borrowings under the facility. Prior to April 16, 2024 the facility was $1,110,000,000.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H. Other Transactions with Affiliates — For the six months ended April 30, 2024, Goldman Sachs earned $303 and $3 in brokerage commissions from portfolio transactions, on behalf of the Emerging Markets Equity and ESG Emerging Markets Equity, respectively.

The following table provides information about the Fund’s investments in the Underlying Fund as of and for the six months ended April 30, 2024:

China Equity Fund

Underlying Fund	Beginning value as of October 31, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of April 30, 2024	Shares as of April 30, 2024	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares
	$72,364	$7,897,057	$(7,946,752)	$22,669	22,669	$7,545

Emerging Markets Equity Fund

Underlying Fund	Beginning value as of October 31, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of April 30, 2024	Shares as of April 30, 2024	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares
	–	243,676,486	(243,676,486)	–	–	200,741

Emerging Markets Equity ex. China Fund

Underlying Fund	Beginning value as of October 31, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of April 30, 2024	Shares as of April 30, 2024	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares
	29,365	1,044,221	(1,073,586)	–	–	827

ESG Emerging Markets Equity Fund

Underlying Fund	Beginning value as of October 31, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of April 30, 2024	Shares as of April 30, 2024	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares
	359,954	4,202,175	(4,265,821)	296,308	296,308	5,590

International Equity ESG Fund

Underlying Fund	Beginning value as of October 31, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of April 30, 2024	Shares as of April 30, 2024	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares
	15,842,119	219,064,241	(213,076,887)	21,829,473	21,829,473	376,500

International Equity Income Fund

Underlying Fund	Beginning value as of October 31, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of April 30, 2024	Shares as of April 30, 2024	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares
	15,186,704	320,614,284	(298,644,334)	37,156,654	37,156,654	878,341

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Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As of April 30, 2024, The Goldman Sachs Group, Inc. was the beneficial owner of the following Funds:

Fund	Class A	Class C	Class R	Class R6	Institutional	Investor

China Equity Fund	–%	–%	–%	–%	–%	5%

Emerging Markets Equity Fund	–	9	–	–	–	–

Emerging Markets Equity ex. China Fund	71	100	100	100	83	100

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2024, were as follows:

Fund	Purchases	Sales

China Equity Fund	$15,376,153	$27,306,314

Emerging Markets Equity Fund	441,113,234	715,514,388

Emerging Markets Equity ex. China Fund	2,434,275	1,373,292

ESG Emerging Markets Equity Fund	4,233,003	9,828,108

International Equity ESG Fund	292,827,558	288,920,639

International Equity Income Fund	389,793,289	228,050,339

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities

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7. SECURITIES LENDING (continued)

loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of April 30, 2024, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended April 30, 2024 are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the six months ended April 30, 2024

Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of April 30, 2024

Emerging Markets Equity Fund	$5,563	$7,136	$—

International Equity ESG Fund	2,910	1,071	—

International Equity Income Fund	11,159	1,508	—

The following table provides information about the Funds’ investments in the Government Money Market Fund for the six months ended April 30, 2024.

Fund	Beginning value as of October 31, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of April 30, 2024

Emerging Markets Equity Fund	$7,590,000	$40,464,798	$(40,606,448)	$7,448,350

International Equity ESG Fund	—	79,763,660	(61,312,980)	18,450,680

International Equity Income Fund	—	133,420,045	(133,420,045)	—

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, October 31, 2023, the Fund’s capital loss carryforwards on a tax basis were as follows:

	China Equity Fund	Emerging Markets Equity Fund	Emerging Markets Equity ex. China Fund	ESG Emerging Markets Equity Fund	International Equity ESG Fund	International Equity Income Fund

Capital loss carryforwards:

Perpetual Short-Term	$(17,032,647)	$(479,193,131)	$(103,660)	$(35,099,294)	$(4,520,910)	$—

Perpetual Long-Term	(21,902,881)	(460,034,438)	—	(32,502,024)	(25,475,155)	(5,642,831)

Total capital loss carryforwards	(38,935,528)	(939,227,569)	(103,660)	(67,601,318)	(29,996,065)	(5,642,831)

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Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

8. TAX INFORMATION (continued)

As of April 30, 2024, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	China Equity Fund	Emerging Markets Equity Fund	Emerging Markets Equity ex. China Fund

Tax Cost	$38,818,803	$2,318,670,751	$9,503,704

Gross unrealized gain	5,417,355	634,196,108	1,914,594

Gross unrealized loss	(7,398,121)	(277,241,132)	(409,137)

Net unrealized gain (loss)	$(1,980,766)	$356,954,976	$1,505,457

	ESG Emerging Markets Equity Fund	International Equity ESG Fund	International Equity Income Fund

Tax Cost	$20,697,217	$1,035,967,785	$1,284,331,198

Gross unrealized gain	4,004,622	128,145,006	157,839,118

Gross unrealized loss	(1,889,396)	(70,608,494)	(26,461,409)

Net unrealized gain (loss)	$2,115,226	$57,536,512	$131,377,709

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, and differences in the tax treatment of passive foreign investment company investments and underlying fund investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

ESG Standards Risk — The ESG Emerging Markets Equity and International Equity ESG Funds’ adherence to their environmental, social and governance (“ESG”) criteria and the application of GSAM’s supplemental ESG analysis when selecting investments may affect the Funds’ exposure to certain companies, sectors, regions, and countries and may affect the Funds’ performance depending on whether such investments are in or out of favor. For example, the Funds will not seek to invest in companies that GSAM believes have adverse social or environmental impacts (i.e., gambling, alcohol, tobacco, coal or weapons companies), and the Funds will not seek to invest in companies that GSAM believes show inadequate governance standards (e.g., certain state-owned enterprises).

Foreign Custody Risk — A Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information; less stringent investor protections; less stringent accounting, corporate governance,

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9. OTHER RISKS (continued)

financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Issuer Concentration Risk — The Funds may invest in a relatively small number of issuers. As a result, they may be subject to greater risks than a fund that invests in a greater number of issuers. A change in the value of any single investment held by the Funds may affect the overall value of the Funds more than it would affect a mutual fund that holds more investments. In particular, the Funds may be more susceptible to adverse developments affecting any single issuer in the Funds and may be susceptible to greater losses because of these developments.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and

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Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

9. OTHER RISKS (continued)

its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Mid-Cap and Small-Cap Risk — Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Non-Diversification Risk — Emerging Markets Equity, Emerging Markets Equity ex. China and ESG Emerging Markets Equity Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in one or more issuers or in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Sector Risk — To the extent a Fund focuses its investments in securities of issuers in one or more sectors (such as the financial services or telecommunications sectors), the Fund may be subjected, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	China Equity Fund

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Fiscal Year Ended October 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	232,529	$3,953,842	522,132	$11,471,241

Reinvestment of distributions	4,481	76,127	—	—

Shares redeemed	(310,362)	(5,319,824)	(598,072)	(13,094,268)

	(73,352)	(1,289,855)	(75,940)	(1,623,027)

Class C Shares

Shares sold	23,236	337,695	11,389	203,717

Reinvestment of distributions	57	838	—	—

Shares redeemed	(26,101)	(382,775)	(30,345)	(515,271)

	(2,808)	(44,242)	(18,956)	(311,554)

Institutional Shares

Shares sold	112,961	2,036,563	103,103	2,374,978

Reinvestment of distributions	4,205	77,290	884	20,319

Shares redeemed	(92,699)	(1,738,516)	(220,681)	(4,918,187)

	24,467	375,337	(116,694)	(2,522,890)

Investor Shares

Shares sold	859	15,268	3,861	91,757

Reinvestment of distributions	73	1,342	27	623

Shares redeemed	(8,023)	(148,600)	(7,101)	(151,354)

	(7,091)	(131,990)	(3,213)	(58,974)

Class R6 Shares

Shares sold	3,159	59,223	8,701	195,854

Reinvestment of distributions	366	6,706	113	2,578

Shares redeemed	(12,232)	(228,763)	(16,014)	(347,809)

	(8,707)	(162,834)	(7,200)	(149,377)

Class P Shares

Shares sold	543	9,416	118,908	2,416,761

Reinvestment of distributions	19,788	362,518	5,118	117,257

Shares redeemed	(579,650)	(10,744,754)	(526,005)	(12,038,401)

	(559,319)	(10,372,820)	(401,979)	(9,504,383)

NET DECREASE IN SHARES	(626,810)	$(11,626,404)	(623,982)	$(14,170,205)

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Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Emerging Markets Equity Fund

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Fiscal Year Ended October 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	1,061,850	$21,085,817	2,218,109	$43,698,783

Reinvestment of distributions	56,617	1,093,268	—	—

Shares redeemed	(1,145,378)	(22,612,869)	(6,335,950)	(120,458,719)

	(26,911)	(433,784)	(4,117,841)	(76,759,936)

Class C Shares

Shares sold	49,218	850,440	79,616	1,376,192

Reinvestment of distributions	2,972	50,502	—	—

Shares redeemed	(304,216)	(5,301,307)	(421,037)	(7,164,658)

	(252,026)	(4,400,365)	(341,421)	(5,788,466)

Institutional Shares

Shares sold	11,869,465	254,939,350	26,437,597	554,154,884

Reinvestment of distributions	1,122,121	23,272,793	193,789	3,928,108

Shares redeemed	(19,351,338)	(415,603,073)	(34,887,257)	(726,294,309)

	(6,359,752)	(137,390,930)	(8,255,871)	(168,211,317)

Service Shares

Shares sold	69,171	1,327,210	108,541	2,041,057

Reinvestment of distributions	9,127	169,482	—	—

Shares redeemed	(90,526)	(1,742,517)	(357,862)	(6,786,729)

	(12,228)	(245,825)	(249,321)	(4,745,672)

Investor Shares

Shares sold	1,202,516	25,911,141	2,138,571	44,825,723

Reinvestment of distributions	62,500	1,287,501	7,304	147,033

Shares redeemed	(2,944,348)	(62,836,165)	(4,495,027)	(92,863,166)

	(1,679,332)	(35,637,523)	(2,349,152)	(47,890,410)

Class R6 Shares

Shares sold	612,990	13,176,239	2,647,769	56,176,690

Reinvestment of distributions	74,890	1,559,955	17,157	349,131

Shares redeemed	(979,128)	(21,032,234)	(4,260,913)	(88,077,469)

	(291,248)	(6,296,040)	(1,595,987)	(31,551,648)

Class P Shares

Shares sold	1,778,064	37,668,994	5,959,069	124,085,568

Reinvestment of distributions	292,736	6,100,618	55,655	1,133,138

Shares redeemed	(5,050,177)	(108,587,349)	(10,944,800)	(225,087,548)

	(2,979,377)	(64,817,737)	(4,930,076)	(99,868,842)

NET DECREASE IN SHARES	(11,600,874)	$(249,222,204)	(21,839,669)	$(434,816,291)

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12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Emerging Markets Equity ex. China Fund

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Fiscal Year Ended October 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	1,473	$17,409	6,781	$69,250

Reinvestment of distributions	35	396	13	129

Shares redeemed	(184)	(2,001)	(1,019)	(11,000)

	1,324	15,804	5,775	58,379

Class C Shares

Shares sold	—	—	5,000	50,000

Reinvestment of distributions	—	—	13	129

Shares redeemed	—	—	—	—

	—	—	5,013	50,129

Institutional Shares

Shares sold	69,633	785,753	503,103	5,043,855

Reinvestment of distributions	5,081	56,292	1,211	11,750

Shares redeemed	(5,864)	(70,561)	—	—

	68,850	771,484	504,314	5,055,605

Investor Shares

Shares sold	—	—	5,000	50,000

Reinvestment of distributions	41	462	12	112

Shares redeemed	—	—	—	—

	41	462	5,012	50,112

Class R6 Shares

Shares sold	—	—	5,000	50,000

Reinvestment of distributions	48	532	14	133

Shares redeemed	—	—	—	—

	48	532	5,014	50,133

Class R Shares

Shares sold	—	—	5,000	50,000

Reinvestment of distributions	18	188	13	129

Shares redeemed	—	—	—	—

	18	188	5,013	50,129

Class P Shares

Shares sold	71,370	815,637	299,259	3,146,740

Reinvestment of distributions	3,051	33,780	14	134

Shares redeemed	(43,099)	(509,179)	(9,570)	(102,110)

	31,322	340,238	289,703	3,044,764

NET INCREASE IN SHARES	101,603	$1,128,708	819,844	$8,359,251

101

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	ESG Emerging Markets Equity Fund

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Fiscal Year Ended October 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	1,909	$17,268	3,872	$34,558

Reinvestment of distributions	2,669	23,462	25	222

Shares redeemed	(30,926)	(279,976)	(38,471)	(347,514)

	(26,348)	(239,246)	(34,574)	(312,734)

Class C Shares

Shares sold	—	—	148	1,248

Reinvestment of distributions	46	389	—	—

Shares redeemed	(133)	(1,182)	(6,441)	(58,844)

	(87)	(793)	(6,293)	(57,596)

Institutional Shares

Shares sold	136,864	1,254,856	1,243,398	10,600,148

Reinvestment of distributions	26,926	236,409	7,551	66,144

Shares redeemed	(563,267)	(5,032,838)	(617,221)	(5,437,178)

	(399,477)	(3,541,573)	633,728	5,229,114

Investor Shares

Shares sold	31,613	288,163	24,183	212,037

Reinvestment of distributions	969	8,507	388	3,402

Shares redeemed	(4,991)	(44,870)	(70,491)	(658,695)

	27,591	251,800	(45,920)	(443,256)

Class R6 Shares

Shares sold	401	3,609	1,547	14,102

Reinvestment of distributions	40	350	22	189

Shares redeemed	(1,297)	(11,757)	(6,474)	(57,807)

	(856)	(7,798)	(4,905)	(43,516)

Class R Shares

Shares sold	3,433	30,566	6,434	56,526

Reinvestment of distributions	333	2,902	—	—

Shares redeemed	(8,853)	(78,626)	(6,430)	(58,794)

	(5,087)	(45,158)	4	(2,268)

Class P Shares

Shares sold	65,562	582,570	226,923	2,087,558

Reinvestment of distributions	11,572	101,718	6,687	58,579

Shares redeemed	(244,859)	(2,257,629)	(1,229,915)	(11,419,241)

	(167,725)	(1,573,341)	(996,305)	(9,273,104)

NET DECREASE IN SHARES	(571,989)	$(5,156,109)	(454,265)	$(4,903,360)

102

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Equity ESG Fund

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Fiscal Year Ended October 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	309,082	$8,123,519	1,520,008	$37,886,745

Reinvestment of distributions	47,226	1,226,923	26,816	627,502

Shares redeemed	(811,715)	(21,386,743)	(1,030,328)	(25,899,474)

	(455,407)	(12,036,301)	516,496	12,614,773

Class C Shares

Shares sold	16,558	404,658	75,202	1,755,235

Reinvestment of distributions	2,614	62,232	—	—

Shares redeemed	(39,493)	(951,303)	(103,344)	(2,384,435)

	(20,321)	(484,413)	(28,142)	(629,200)

Institutional Shares

Shares sold	6,727,404	182,280,568	15,925,342	422,982,651

Reinvestment of distributions	229,772	6,128,037	112,666	2,705,106

Shares redeemed	(5,012,618)	(135,097,418)	(5,845,609)	(149,458,170)

	1,944,558	53,311,187	10,192,399	276,229,587

Service Shares

Shares sold	2,614	72,511	22,136	574,768

Reinvestment of distributions	374	10,169	154	3,753

Shares redeemed	(4,784)	(130,587)	(11,785)	(314,573)

	(1,796)	(47,907)	10,505	263,948

Investor Shares

Shares sold	977,008	26,439,369	3,527,560	91,064,905

Reinvestment of distributions	67,228	1,780,835	36,154	862,275

Shares redeemed	(1,316,005)	(35,560,204)	(2,636,677)	(68,563,752)

	(271,769)	(7,340,000)	927,037	23,363,428

Class R6 Shares

Shares sold	686,154	18,395,648	2,172,795	56,434,224

Reinvestment of distributions	56,269	1,491,701	23,609	563,559

Shares redeemed	(762,821)	(20,732,896)	(921,763)	(23,560,158)

	(20,398)	(845,547)	1,274,641	33,437,625

Class P Shares

Shares sold	139,553	3,784,570	648,259	17,019,221

Reinvestment of distributions	59,198	1,569,941	38,568	920,626

Shares redeemed	(720,544)	(19,110,699)	(832,326)	(21,115,651)

	(521,793)	(13,756,188)	(145,499)	(3,175,804)

NET INCREASE IN SHARES	653,074	$18,800,831	12,747,437	$342,104,357

103

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Equity Income Fund

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Fiscal Year Ended October 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	741,256	$11,618,673	3,075,301	$46,164,191

Reinvestment of distributions	44,299	684,423	94,779	1,409,114

Shares redeemed	(1,343,402)	(21,231,687)	(1,018,054)	(15,262,818)

	(557,847)	(8,928,591)	2,152,026	32,310,487

Class C Shares

Shares sold	42,774	587,565	183,122	2,391,125

Reinvestment of distributions	2,400	32,176	5,619	73,161

Shares redeemed	(21,085)	(292,350)	(29,083)	(374,861)

	24,089	327,391	159,658	2,089,425

Institutional Shares

Shares sold	12,953,480	220,683,085	30,764,963	486,910,614

Reinvestment of distributions	422,857	6,939,084	724,273	11,420,083

Shares redeemed	(4,619,855)	(77,635,864)	(7,033,646)	(110,702,242)

	8,756,482	149,986,305	24,455,590	387,628,455

Investor Shares

Shares sold	7,282,176	114,072,702	18,931,206	282,880,284

Reinvestment of distributions	219,342	3,377,872	341,949	5,086,390

Shares redeemed	(5,930,019)	(92,107,566)	(4,262,870)	(62,834,181)

	1,571,499	25,343,008	15,010,285	225,132,493

Class R6 Shares

Shares sold	1,207,305	20,399,965	2,334,027	36,819,574

Reinvestment of distributions	36,662	600,533	67,543	1,062,104

Shares redeemed	(588,622)	(9,931,701)	(708,322)	(11,162,120)

	655,345	11,068,797	1,693,248	26,719,558

Class R Shares

Shares sold	8,969	148,476	21,868	332,020

Reinvestment of distributions	409	6,361	913	13,644

Shares redeemed	(6,220)	(97,087)	(6,440)	(95,644)

	3,158	57,750	16,341	250,020

Class P Shares

Shares sold	111,016	1,874,749	1,048,719	16,108,950

Reinvestment of distributions	34,025	556,986	75,170	1,175,049

Shares redeemed	(227,333)	(3,818,098)	(412,744)	(6,526,404)

	(82,292)	(1,386,363)	711,145	10,757,595

NET INCREASE IN SHARES	10,370,434	$176,468,297	44,198,293	$684,888,033

104

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) of the Goldman Sachs Trust (the “Trust”) was held on November 16, 2023 to consider and elect nominees to the Trust’s Board of Trustees. At the Meeting, Cheryl K. Beebe, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham, and Lawrence W. Stranghoener were elected to the Trust’s Board of Trustees. In addition, at the Meeting, John G. Chou, Eileen H. Dowling, and Paul C. Wirth, each of whom was previously appointed to the Trust’s Board of Trustees rather than elected by shareholders, were elected. In electing the nominees, the Trust’s shareholders voted as follows:

Proposal Election of Trustees	For	Withheld

Cheryl K. Beebe	169,452,067,796	5,900,273,020

John G. Chou	173,279,757,273	2,072,583,543

Eileen H. Dowling	173,287,456,218	2,064,884,598

Lawrence Hughes	173,486,691,901	1,865,648,915

John F. Killian	173,511,167,174	1,841,173,642

Steven D. Krichmar	173,484,256,228	1,868,084,588

Michael Latham	173,498,020,286	1,854,320,530

Lawrence W. Stranghoener	173,455,949,165	1,896,391,651

Paul C. Wirth	173,324,070,424	2,028,270,391

105

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 13-14, 2024, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2023 through December 31, 2023 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; and (3) the impact of local holidays in non-U.S. jurisdictions. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Fund Expenses — Six Month Period Ended April 30, 2024 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2023 through April 30, 2024, which represents a period of 182 days of a 366 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fee or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	China Equity Fund			Emerging Markets Equity Fund			Emerging Markets Equity ex. China Fund
Share Class	Beginning Account Value 11/1/23	Ending Account Value 4/30/24	Expenses Paid for the 6 months ended 4/30/24*	Beginning Account Value 11/1/23	Ending Account Value 4/30/24	Expenses Paid for the 6 months ended 4/30/24*	Beginning Account Value 11/1/23	Ending Account Value 4/30/24	Expenses Paid for the 6 months ended 4/30/24*
Class A
Actual	$1,000.00	$1,007.52	$7.34	$1,000.00	$1,136.95	$7.01	$1,000.00	$1,177.42	$7.69
Hypothetical 5% return	1,000.00	1,017.55+	7.37	1,000.00	1,018.30+	6.62	1,000.00	1,017.80+	7.12
Class C
Actual	1,000.00	1,003.62	11.06	1,000.00	1,132.63	10.98	1,000.00	1,173.39	11.73
Hypothetical 5% return	1,000.00	1,013.82+	11.12	1,000.00	1,014.57+	10.37	1,000.00	1,014.07+	10.87
Institutional
Actual	1,000.00	1,009.39	5.65	1,000.00	1,138.90	5.42	1,000.00	1,179.92	5.75
Hypothetical 5% return	1,000.00	1,019.24+	5.67	1,000.00	1,019.79+	5.12	1,000.00	1,019.59+	5.32
Service
Actual	N/A	N/A	N/A	1,000.00	1,135.89	8.07	N/A	N/A	N/A
Hypothetical 5% return	N/A	N/A	N/A	1,000.00	1,017.30+	7.62	N/A	N/A	N/A
Investor
Actual	1,000.00	1,008.88	6.09	1,000.00	1,138.49	5.69	1,000.00	1,178.55	6.34
Hypothetical 5% return	1,000.00	1,018.80+	6.12	1,000.00	1,019.54+	5.37	1,000.00	1,019.05+	5.87
Class R6
Actual	1,000.00	1,008.94	5.59	1,000.00	1,138.87	5.37	1,000.00	1,179.85	5.69
Hypothetical 5% return	1,000.00	1,019.29+	5.62	1,000.00	1,019.84+	5.07	1,000.00	1,019.64+	5.27
Class R
Actual	N/A	N/A	N/A	N/A	N/A	N/A	1,000.00	1,175.48	9.03
Hypothetical 5% return	N/A	N/A	N/A	N/A	N/A	N/A	1,000.00	1,016.56+	8.37
Class P
Actual	1,000.00	1,009.03	5.59	1,000.00	1,138.87	5.37	1,000.00	1,179.00	5.69
Hypothetical 5% return	1,000.00	1,019.29+	5.62	1,000.00	1,019.84+	5.07	1,000.00	1,019.64+	5.27

*

Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2024. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year.

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

107

GOLDMAN SACHS FUNDAMENTAL EQUITY INTERNATIONAL FUNDS

Fund Expenses — Six Month Period Ended April 30, 2024 (Unaudited) (continued)

	ESG Emerging Markets Equity Fund			International Equity ESG Fund			International Equity Income Fund
Share Class	Beginning Account Value 11/1/23	Ending Account Value 4/30/24	Expenses Paid for the 6 months ended 4/30/24*	Beginning Account Value 11/1/23	Ending Account Value 4/30/24	Expenses Paid for the 6 months ended 4/30/24*	Beginning Account Value 11/1/23	Ending Account Value 4/30/24	Expenses Paid for the 6 months ended 4/30/24*
Class A
Actual	$1,000.00	$ 1,136.81	$7.33	$1,000.00	$ 1,144.67	$6.24	$1,000.00	$ 1,162.03	$6.24
Hypothetical 5% return	1,000.00	1,018.00+	6.92	1,000.00	1,019.05+	5.87	1,000.00	1,019.10+	5.82
Class C
Actual	1,000.00	1,132.69	11.29	1,000.00	1,140.02	10.22	1,000.00	1,157.29	10.24
Hypothetical 5% return	1,000.00	1,014.27+	10.67	1,000.00	1,015.32+	9.62	1,000.00	1,015.37+	9.57
Institutional
Actual	1,000.00	1,136.90	5.68	1,000.00	1,146.05	4.59	1,000.00	1,164.10	4.47
Hypothetical 5% return	1,000.00	1,019.54+	5.37	1,000.00	1,020.59+	4.32	1,000.00	1,020.74+	4.17
Service
Actual	N/A	N/A	N/A	1,000.00	1,143.71	7.25	N/A	N/A	N/A
Hypothetical 5% return	N/A	N/A	N/A	1,000.00	1,018.10+	6.82	N/A	N/A	N/A
Investor
Actual	1,000.00	1,137.44	6.01	1,000.00	1,145.89	4.91	1,000.00	1,163.88	4.90
Hypothetical 5% return	1,000.00	1,019.24+	5.67	1,000.00	1,020.29+	4.62	1,000.00	1,020.34+	4.57
Class R6
Actual	1,000.00	1,137.85	5.63	1,000.00	1,146.59	4.54	1,000.00	1,164.38	4.41
Hypothetical 5% return	1,000.00	1,019.59+	5.32	1,000.00	1,020.64+	4.27	1,000.00	1,020.79+	4.12
Class R
Actual	1,000.00	1,133.87	8.65	N/A	N/A	N/A	1,000.00	1,160.89	7.58
Hypothetical 5% return	1,000.00	1,016.76+	8.17	N/A	N/A	N/A	1,000.00	1,017.85+	7.07
Class P
Actual	1,000.00	1,138.02	5.63	1,000.00	1,146.43	4.54	1,000.00	1,164.48	4.41
Hypothetical 5% return	1,000.00	1,019.59+	5.32	1,000.00	1,020.64+	4.27	1,000.00	1,020.79+	4.12

*

Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2024. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year.

+

Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
China Equity Fund	1.47%	2.22%	1.13%	N/A	1.22%	1.12%	N/A	1.12%
Emerging Markets Equity Fund	1.32	2.07	1.02	1.52%	1.07	1.01	N/A	1.01
Emerging Markets Equity ex. China Fund	1.42	2.17	1.06	N/A	1.17	1.05	1.67%	1.05
ESG Emerging Markets Equity Fund	1.38	2.13	1.07	N/A	1.13	1.06	1.63	1.06
International Equity ESG Fund	1.17	1.92	0.86	1.36	0.92	0.85	N/A	0.85
International Equity Income Fund	1.16	1.91	0.83	N/A	0.91	0.82	1.41	0.82

108

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.56 trillion in assets under supervision as of March 31, 2024, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund
∎	U.S. Mortgages Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Dynamic Bond Fund[6]
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Emerging Markets Credit Fund
∎	Short Duration High Yield Fund[4]

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Enhanced Core Equity Fund[5]
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Strategy Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Goldman Sachs GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[4]	Effective after the close of business on April 17, 2024, the Goldman Sachs Long Short Credit Strategies Fund was renamed the Goldman Sachs Short Duration High Yield Fund.
[5]	Effective after the close of business on February 13, 2024, the Goldman Sachs Flexible Cap Fund was renamed the Goldman Sachs Enhanced Core Equity Fund.
[6]	Effective after the close of business on June 17, 2024, the Goldman Sachs Strategic Income Fund was renamed the Goldman Sachs Dynamic Bond Fund.
Financial Square FundsSM and Investor FundsSM and registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

109

TRUSTEES TRUSTEES (continued) Gregory G. Weaver, Chair Michael Latham Cheryl K. Beebe James A. McNamara Dwight L. Bush Lawrence W. Stranghoener Kathryn A. Cassidy Paul C. Wirth John G. Chou Joaquin Delgado OFFICERS Eileen H. Dowling James A. McNamara, President Lawrence Hughes Joseph F. DiMaria, Principal Financial Officer, John F. Killian Principal Accounting Officer and Treasurer Steven D. Krichmar Robert Griffith, Secretary GOLDMAN SACHS & CO. LLC GOLDMAN SACHS ASSET MANAGEMENT, L.P. Distributor and Transfer Agent Investment Adviser Visit our website at www.GSAMFUNDS.com to obtain the most recent month-end returns. Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282 The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) website at http://www.sec.gov. The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s website at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). Fund holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc.(MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). 2024 Goldman Sachs. All rights reserved. 374635-OTU-06/2024 EQINTEMESAR-24

Goldman Sachs Funds Semi-Annual Report April 30, 2024 Goldman Sachs International Equity Insights Funds Goldman Sachs Emerging Markets Equity Insights Fund Goldman Sachs International Equity Insights Fund Goldman Sachs International Small Cap Insights Fund Goldman Sachs Asset Management

Goldman Sachs International Equity Insights Funds

∎	GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

∎	GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

∎	GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Effective January 24, 2023, open-end mutual funds and exchange-traded funds are required to provide shareholders with streamlined annual and semi-annual shareholder reports (“Tailored Shareholder Reports”). Funds will be required to prepare a separate Tailored Shareholder Report for each share class of a fund that highlights key information to investors. Other information, including financial statements, will no longer appear in a fund’s shareholder report, but will be available online, delivered free of charge upon request, and filed with the Securities and Exchange Commission on a semi-annual basis on Form N-CSR. The new requirements have a compliance date of July 24, 2024.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs International Equity Insights Funds

The following are highlights both of key factors affecting the emerging markets and international equity markets and of any key changes made to the Goldman Sachs International Equity Insights Funds (the “Funds”) during the six months ended April 30, 2024 (the “Reporting Period”). A streamlined annual shareholder report covering the 12 months ending October 31, 2024 will be provided to Fund shareholders, per new SEC requirements with a compliance date of July 24, 2024.

Market and Economic Review

Emerging Markets Equities

•	The emerging markets equity markets, as measured by the MSCI* Emerging Markets Index (net), returned 15.40% during the Reporting Period, performing strongly but lagging developed international equity markets overall.

•	As the Reporting Period began in November 2023, the MSCI Emerging Markets Index generated a strong positive return, supported by the view that developed markets’ interest rates had reached their peak. All individual country constituents within the MSCI Emerging Markets Index posted positive returns, although China struggled as consumer confidence remained weak amid ongoing property market troubles.

•	In December 2023, the MSCI Emerging Markets Index rose solidly, as emerging markets equity markets proved beneficiaries of the widening view that U.S. interest rates were likely to fall more quickly than previously anticipated. A series of lower than consensus expected inflation reports in Europe and the U.S. were key drivers of such rate expectations. Adding to positive sentiment for emerging markets equities were high consensus earnings growth forecasts for emerging markets for 2024 and 2025.

•	The MSCI Emerging Markets Index gained modestly for the first quarter of 2024 overall, falling in January but then posting positive returns in February and March, buoyed by global macroeconomic data that showed encouraging signs.

•	China’s equity market stabilized somewhat, as the National People’s Congress announced positive fiscal and monetary support and travel data around the Lunar New Year demonstrated encouraging activity levels in line with pre-pandemic totals.

•	India maintained strong positive returns from 2023 into 2024, as both domestic and foreign investor flows boosted its equity market and as investors continued to see value in the country’s long-term, domestically-driven growth story.

•	Latin American equity markets saw divergent fortunes. Brazil significantly underperformed the MSCI Emerging Markets Index, as larger stocks disappointed on poor dividend payouts and on poor performance of commodity-related stocks, which are a large component of Brazil’s index. On the other hand, Mexico performed well, as the supply-chain diversification trend attracted investment.

•	Taiwan and South Korea posted strong returns toward the end of the quarter, as semiconductor prices showed signs of recovery from the post-pandemic slump and as the improving forecast for chip demand, in part driven by artificial intelligence (“AI”)- related products, boosted earnings forecasts.

•	Egypt saw the largest underperformance, as the International Monetary Fund announced it would tie payments of an $8 billion financial program to improvements in currency access. This led to a sharp decline in the local currency, which contributed to poor performance of its equity market.

•	The MSCI Emerging Markets Index was virtually flat in April 2024, albeit modestly positive.

•	Asia was the best performing emerging markets region, mainly driven by China, while Latin America continued to be the weakest region, with major markets, such as Brazil and Mexico, posting declines.

•	Overall, emerging markets’ currencies struggled as U.S. interest rate views changed rapidly during the month. In turn, rate cut hopes in the emerging markets were also pushed back, with some countries, such as Indonesia, hiking interest rates to defend its currency.

*Source: MSCI

3

MARKET REVIEW

•	The main driver of returns was improvement in risk appetite for China, as indicated by positive flows into the Chinese equity market from both domestic and foreign investors. These flows were likely driven by attractive valuations in the context of earnings forecasts and historical averages; better than expected economic activity data; and supportive policy measures in financial markets and the real estate sector. India also had a strong month.

•	In Taiwan, the key theme for the month continued to be the AI supply chain. Strong AI-driven demand was positive but a slower recovery in semiconductor demand outside of AI meant the overall Taiwan market consolidated for the month following a strong rally in the first quarter of 2024. Separately, South Korea’s equity market meaningfully corrected.

•	All 11 sectors of the MSCI Emerging Markets Index posted positive returns during the Reporting Period overall. During the Reporting Period as a whole, the best performing sectors within the MSCI Emerging Markets Index were information technology, utilities and energy. The weakest performing sectors were health care, consumer staples and real estate.

•	The best performing countries within the MSCI Emerging Markets Index during the Reporting Period were Peru, Colombia, Turkey, Taiwan and India. The weakest performing countries were Egypt, Hong Kong, Czech Republic and Thailand, each of which posted negative total returns for the Reporting Period. United Arab Emirates generated a modestly positive return but was also among the weakest constituents in the MSCI Emerging Markets Index during the Reporting Period.

•	Of the largest emerging markets equity markets, the equity markets of China, Taiwan, India, Brazil and Saudi Arabia posted total returns for the Reporting Period of 4.76%, 31.12%, 25.83%, 6.57% and 13.14%, respectively.

International Equities

•	Developed international equity markets, as represented by the MSCI EAFE Index (net), returned 18.63%, during the Reporting Period, only modestly underperforming the U.S. equity market, as represented by the 20.98% return of the S&P 500 Index.

•	As the Reporting Period began in November 2023, international equities performed strongly. Indeed, November was the MSCI EAFE Index’s highest returning month of calendar year 2023, as waning inflation numbers globally indicated towards a peaking of central bank tightening cycles.

•	After a strong November, international equities continued to perform well in December 2023, with the late-year rally fueled by expectations of interest rate cuts in 2024 amid falling inflation numbers and the fizzling out of the “higher for longer” narrative.

•	The MSCI EAFE Index posted solid positive returns for the first quarter of 2024. While continuing to temper interest rate cut expectations, markets welcomed positive readouts both from corporate earnings reports and macroeconomic indicators.

•	European equities gained, with economically-sensitive sectors, such as industrials and consumer discretionary, leading the region’s equity market, as Europe demonstrated economic resilience and an improving outlook. Its Purchasing Manager’s Index (“PMI”) rose to 49.9 in March, approaching expansionary territory. On the other hand, interest rate-sensitive sectors, such as real estate and utilities, suffered from the European Central Bank’s (“ECB”) cautionary guidance, which diminished expectations of imminent interest rate cuts. However, inflation continued to approach the ECB’s 2% target, cooling to 2.6% in February.

•	Similarly, in the U.K., inflation fell to 3.4% in February, its lowest level since September 2021. Nonetheless, the U.K. equity market lagged those of other developed markets, though remaining in positive territory. The U.K. market was challenged somewhat by underwhelming corporate earnings as well as by poor economic data signaling that the U.K. had entered a technical recession in the fourth quarter of 2023. (A technical recession is two successive quarters of negative economic growth.)

•	Japanese equity markets carried their strong 2023 momentum into the first months of 2024, as it was the best performing major geography for the first quarter, with its leading stock index surpassing all-time highs for the first time in 34 years. Japan may have reached an inflection point in its economic cycle with the return of inflation and wage growth, a positive development, particularly for foreign investors who have seen Japan as an opportunity to rotate out of China. The Bank of Japan (“BoJ”) put an end to its negative interest rate policy, in place for eight years. Inflation as well as a weaker yen were tailwinds for Japanese corporate earnings, which, in turn, surprised to the upside.

4

MARKET REVIEW

•	International equities, as measured by the MSCI EAFE Index, then fell in April 2024. Despite positive macroeconomic indicators, particularly in Europe, international developed markets declined as expectations of interest rate cuts meaningfully diminished.

•	European equities’ decline was largely attributable to the return of the “higher for longer” narrative. However, the region’s inflation reading was widely expected to be 2.4% in April, remaining stable relative to March and thus fueling expectations that the first ECB interest rate cut may come in June 2024. Moreover, the region’s first quarter Gross Domestic Product expanded by 0.3% quarter-over-quarter and its PMI reached an 11-month high at 51.4, entering expansionary territory.

•	The U.K. equity market was the best performing major region in April, posting a positive total return. The MSCI EAFE Value Index significantly outperformed the MSCI EAFE Growth Index in the month, which presented a tailwind for the U.K. equity market, which is heavily weighted toward segments such as financials, energy and resources. U.K. equity market performance was also buoyed by sterling weakness and a recovery in commodity prices.

•	The Japanese equity market declined in April. After an especially strong first quarter of 2024, the Japanese equity market saw some correction in April. This was most prevalent in the form of profit taking from large-cap and semiconductor stocks. Also, after putting an end to its negative rate policy in the first calendar quarter, the BoJ did not take any further action during its April meeting. Despite positive wage growth, there were concerns that imported inflation due to the interest rate differential between Japan and other developed markets may weaken domestic consumption.

•	All 11 sectors in the MSCI EAFE Index posted positive returns during the Reporting Period. The best performing sectors within the MSCI EAFE Index during the Reporting Period were information technology, industrials and financials. The weakest performing sectors were consumer staples, utilities and energy.

•	The best performing countries within the MSCI EAFE Index during the Reporting Period were the Netherlands, Israel, Denmark, Sweden and Italy. The weakest performing country during the Reporting Period was Hong Kong, the only constituent of the MSCI EAFE Index to post a negative absolute return during the Reporting Period. Portugal, Norway, Finland and Switzerland each generated a positive return but were also among the weakest performing countries in the MSCI EAFE Index during the Reporting Period.

Fund Changes and Highlights

No material changes were made to the Funds during the Reporting Period.

5

FUND BASICS

Goldman Sachs Emerging Markets Equity Insights Fund

as of April 30, 2024

PERFORMANCE REVIEW

November 1, 2023-April 30, 2024	Fund Total Return (based on NAV)[1]	MSCI®* Emerging Markets Standard Index (Net, USD, Unhedged)[2]

Class A	17.73%	15.40%

Class C	17.31	15.40

Institutional	18.08	15.40

Investor	18.00	15.40

Class R6	17.96	15.40

Class R	17.64	15.40

Class P	17.97	15.40

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The MSCI Emerging Markets Standard Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of April 30, 2024, the MSCI® Emerging Markets Standard Index (Net, USD, Unhedged) consists of the following 25 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South Africa, Korea, Kuwait, Taiwan, Thailand, Turkey and the United Arab Emirates. The MSCI® Emerging Markets Standard Index (Net, USD, Unhedged) figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 04/30/24[3]

Holding	% of Net Assets	Line of Business	Country

Taiwan Semiconductor Manufacturing Co. Ltd.	7.2%	Semiconductors & Semiconductor Equipment	Taiwan

Samsung Electronics Co. Ltd.	4.6	Technology Hardware, Storage & Peripherals	South Korea

Tencent Holdings Ltd.	4.3	Interactive Media & Services	China

Alibaba Group Holding Ltd.	1.9	Broadline Retail	China

Itau Unibanco Holding SA	1.9	Banks	Brazil

CTBC Financial Holding Co. Ltd.	1.6	Banks	Taiwan

Bharat Petroleum Corp. Ltd.	1.6	Oil, Gas & Consumable Fuels	India

ICICI Bank Ltd. ADR	1.5	Banks	India

MediaTek, Inc.	1.4	Semiconductors & Semiconductor Equipment	Taiwan

Vale SA ADR	1.3	Metals & Mining	Brazil

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

*Source: MSCI

6

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[4]

As of April 30, 2024

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

*Source: MSCI

7

FUND BASICS

Goldman Sachs International Equity Insights Fund

as of April 30, 2024

PERFORMANCE REVIEW

November 1, 2023-April 30, 2024	Fund Total Return (based on NAV)[1]	MSCI®*EAFE Standard Index (Net, USD, Unhedged)[2]
Class A	18.55%	18.63%

Class C	18.14	18.63

Institutional	18.75	18.63

Service	18.50	18.63

Investor	18.67	18.63

Class R6	18.86	18.63

Class R	18.41	18.63

Class P	18.81	18.63

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The unmanaged MSCI® EAFE Standard Index (Net, USD, Unhedged) is a market capitalization-weighted composite of securities in 21 developed markets. As of April 30, 2024, the MSCI® EAFE Standard Index (Net, USD, Unhedged) consists of the following 21 developed countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The MSCI® EAFE Standard Index (Net, USD, Unhedged) figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 04/30/24[3]

Holding	% of Net Assets	Line of Business	Country
Novo Nordisk A/S, Class B	3.7%	Pharmaceuticals	Denmark

ASML Holding NV	3.4	Semiconductors & Semiconductor Equipment	Netherlands

Nestle SA	1.8	Food Products	United States

Roche Holding AG	1.6	Pharmaceuticals	United States

ABB Ltd.	1.5	Electrical Equipment	Switzerland

AstraZeneca PLC ADR	1.4	Pharmaceuticals	United Kingdom

Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1.4	Insurance	Germany

Industria de Diseno Textil SA	1.3	Specialty Retail	Spain

Honda Motor Co. Ltd.	1.3	Automobiles	Japan

BHP Group Ltd.	1.3	Metals & Mining	Australia

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

*Source: MSCI

8

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[4]

As of April 30, 2024

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 2.0% of the Fund’s net assets at April 30, 2024. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

*Source: MSCI

9

FUND BASICS

Goldman Sachs International Small Cap Insights Fund

as of April 30, 2024

PERFORMANCE REVIEW

November 1, 2023-April 30, 2024	Fund Total Return (based on NAV)[1]	MSCI®*EAFE Small Cap Index (Net, USD, Unhedged)[2]

Class A	18.80%	17.32%

Class C	18.38	17.32

Institutional	19.02	17.32

Investor	19.05	17.32

Class R6	19.06	17.32

Class P	18.97	17.32

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The MSCI® EAFE Small Cap Index (Net, USD, Unhedged) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI® EAFE Small Cap Index (Net, USD, Unhedged) selects the most liquid securities across developed markets relative to their market capitalization, and targets for index inclusion 40% of the full market capitalization of the eligible small cap universe within each industry group, within each country. Its returns include net reinvested dividends but, unlike Fund returns, do not reflect the payment of sales commissions or other expenses incurred in the purchase or sale of the securities included in the MSCI® EAFE Small Cap Index (Net, USD, Unhedged). It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 4/30/24[3]

Holding	% of Net Assets	Line of Business	Country

Tokyu Fudosan Holdings Corp.	1.1%	Real Estate Management & Development	Japan

Sojitz Corp.	1.1	Trading Companies & Distributors	Japan

Unipol Gruppo SpA	1.1	Insurance	Italy

IHI Corp.	1.1	Machinery	Japan

Sumitomo Forestry Co. Ltd.	1.0	Household Durables	Japan

NGK Insulators Ltd.	1.0	Machinery	Japan

Nexans SA	1.0	Electrical Equipment	France

Cargotec OYJ, Class B	1.0	Machinery	Finland

Yangzijiang Shipbuilding Holdings Ltd.	1.0	Machinery	China

Bankinter SA	1.0	Banks	Spain

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

*Source: MSCI

10

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[4]

As of April 30, 2024

[4]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 1.7% of the Fund’s net assets at April 30, 2024. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Percentages may not sum to 100% due to rounding.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

*Source: MSCI

11

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – 94.0%

Brazil – 2.6%
45,200	Banco Bradesco SA (Banks)	$107,590
216,800	Banco do Brasil SA (Banks)	1,144,832
1,033,900	BB Seguridade Participacoes SA (Insurance)	6,411,351
51,600	Cia de Saneamento de Minas Gerais Copasa MG (Utilities)	194,571
84,000	CPFL Energia SA (Utilities)	516,042
1,687,000	CSN Mineracao SA (Materials)	1,604,934
57,325	Embraer SA ADR (Capital Goods)*	1,464,654
629,850	Petroleo Brasileiro SA ADR
	(Energy)	10,688,554
78,100	Porto Seguro SA (Insurance)	450,617
240,000	Telefonica Brasil SA (Telecommunication Services)	2,188,037
1,993,600	Vale SA ADR (Materials)	24,262,112

		49,033,294

Chile – 0.9%
96,768,580	Banco de Chile (Banks)	10,734,705
79,271	Banco de Credito e Inversiones SA (Banks)	2,312,033
23,916	Banco Santander Chile ADR (Banks)	430,010
43,399,775	Cia Sud Americana de Vapores SA (Transportation)	3,385,910
7,868,391	Colbun SA (Utilities)	1,010,462

		17,873,120

China – 25.4%
3,969,600	Alibaba Group Holding Ltd. (Consumer Discretionary Distribution & Retail)	37,167,621
28,200	BOC Aviation Ltd. (Capital Goods)(a)	224,295
10,590,000	Bosideng International Holdings Ltd. (Consumer Durables & Apparel)	6,130,208
252,000	Brilliance China Automotive Holdings Ltd. (Automobiles & Components)	209,257
2,793,000	CGN Power Co. Ltd., Class H (Utilities)(a)	936,516
988,800	Chifeng Jilong Gold Mining Co. Ltd., Class A (Materials)*	2,421,793
2,630,000	China Cinda Asset Management Co. Ltd., Class H (Financial Services)	237,007
12,941,000	China CITIC Bank Corp. Ltd., Class H (Banks)	7,570,919
4,010,000	China Communications Services Corp. Ltd., Class H (Capital Goods)	1,916,968
3,331,000	China Construction Bank Corp., Class H (Banks)	2,155,127
863,100	China CSSC Holdings Ltd., Class A (Capital Goods)	4,329,396
6,110,400	China Gas Holdings Ltd. (Utilities)	5,721,359

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
2,586,000	China Hongqiao Group Ltd. (Materials)	$3,568,370
3,054,000	China Lesso Group Holdings Ltd. (Capital Goods)	1,280,194
2,734,000	China Medical System Holdings Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,441,051
607,000	China Nonferrous Mining Corp. Ltd. (Materials)	548,697
235,000	China Overseas Land & Investment Ltd. (Real Estate Management & Development)	432,135
612,000	China Rare Earth Resources And Technology Co. Ltd., Class A (Materials)	2,364,912
1,494,000	China Resources Land Ltd. (Real Estate Management & Development)	5,372,181
842,000	China Resources Power Holdings Co. Ltd. (Utilities)	2,093,933
4,865,200	China Taiping Insurance Holdings Co. Ltd. (Insurance)	4,448,331
8,306,000	CITIC Ltd. (Capital Goods)	7,860,818
269,200	CMOC Group Ltd., Class A (Materials)	330,433
4,386,000	CMOC Group Ltd., Class H (Materials)	4,114,989
238,097	Contemporary Amperex Technology Co. Ltd., Class A (Capital Goods)	6,648,049
6,766,000	CSPC Pharmaceutical Group Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	5,555,781
2,678,000	Dongfeng Motor Group Co. Ltd., Class H (Automobiles & Components)	971,158
11,573,000	Geely Automobile Holdings Ltd. (Automobiles & Components)	13,928,784
1,308,321	Gree Electric Appliances, Inc. of Zhuhai, Class A (Consumer Durables & Apparel)	7,577,145
926,000	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd., Class H (Health Care Equipment & Services)	2,463,242
426,500	H World Group Ltd. (Consumer Services)	1,586,867
128,972	H World Group Ltd. ADR (Consumer Services)	4,734,562
834,490	Huayu Automotive Systems Co. Ltd., Class A (Automobiles & Components)	1,891,468
1,335,921	JD.com, Inc., Class A (Consumer Discretionary Distribution & Retail)	19,248,447
1,048,000	Jiangsu Expressway Co. Ltd., Class H (Transportation)	1,027,791

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
4,499,300	Jizhong Energy Resources Co. Ltd., Class A (Energy)	$4,645,091
1,031,197	Jointown Pharmaceutical Group Co. Ltd., Class A (Health Care Equipment & Services)	1,164,776
37,800	Kanzhun Ltd. ADR (Media & Entertainment)	748,062
764,600	Kuaishou Technology (Media & Entertainment)*(a)	5,360,389
3,360,000	Kunlun Energy Co. Ltd. (Utilities)	3,257,114
854,300	Li Auto, Inc., Class A (Automobiles & Components)*	11,192,953
1,547,460	Meituan, Class B (Consumer Services)*(a)	21,129,841
765,000	NetEase, Inc. (Media & Entertainment)	14,339,650
838,200	New Oriental Education & Technology Group, Inc. (Consumer Services)*	6,660,308
102,900	PDD Holdings, Inc. ADR (Consumer Discretionary Distribution & Retail)*	12,881,022
16,288,000	People’s Insurance Co. Group of China Ltd. (The), Class H (Insurance)	5,346,134
6,064,000	PetroChina Co. Ltd., Class H (Energy)	5,650,080
765,000	Qingdao Port International Co. Ltd., Class H (Transportation)(a)	500,697
175,000	Sany Heavy Equipment International Holdings Co. Ltd. (Capital Goods)	122,969
1,870,551	Shandong Sun Paper Industry JSC Ltd., Class A (Materials)	4,009,069
6,868,300	Shanghai Construction Group Co. Ltd., Class A (Capital Goods)	2,266,158
9,120,145	Shanghai International Port Group Co. Ltd., Class A (Transportation)	7,052,041
1,038,500	Shenzhen Energy Group Co. Ltd., Class A (Utilities)	1,033,736
7,972	Shenzhen Goodix Technology Co. Ltd., Class A (Semiconductors & Semiconductor Equipment)*	67,163
98,186	Shenzhen SC New Energy Technology Corp., Class A (Semiconductors & Semiconductor Equipment)	926,808
598,600	Shenzhou International Group Holdings Ltd. (Consumer Durables & Apparel)	5,883,767
9,566,000	Shougang Fushan Resources Group Ltd. (Materials)	3,644,207

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
1,002,467	Sichuan Kelun Pharmaceutical Co. Ltd., Class A (Pharmaceuticals, Biotechnology & Life Sciences)	$4,686,107
352,400	Sinomine Resource Group Co. Ltd., Class A (Materials)	1,720,521
1,365,000	Sinopec Engineering Group Co. Ltd., Class H (Capital Goods)	881,186
3,359,500	Sinotruk Hong Kong Ltd. (Capital Goods)	8,360,823
122,900	Sunny Optical Technology Group Co. Ltd. (Technology Hardware & Equipment)	594,556
1,880,300	Tencent Holdings Ltd. (Media & Entertainment)	82,513,582
2,671,200	Tongcheng Travel Holdings Ltd. (Consumer Services)*	7,030,276
1,488,000	Topsports International Holdings Ltd. (Consumer Discretionary Distribution & Retail)(a)	1,033,378
294,700	Trip.com Group Ltd. (Consumer Services)*	14,354,058
4,403,000	Uni-President China Holdings Ltd. (Food, Beverage & Tobacco)	3,382,723
134,878	Universal Scientific Industrial Shanghai Co. Ltd., Class A (Technology Hardware & Equipment)	274,038
1,019,700	Vipshop Holdings Ltd. ADR (Consumer Discretionary Distribution & Retail)	15,336,288
5,369,500	Weichai Power Co. Ltd., Class A (Capital Goods)	12,859,780
1,726,000	Weichai Power Co. Ltd., Class H (Capital Goods)	3,526,844
826,200	Western Mining Co. Ltd., Class A (Materials)	2,274,277
2,959,000	Xiaomi Corp., Class B (Technology Hardware & Equipment)*(a)	6,450,406
606,000	Xinyi Solar Holdings Ltd. (Semiconductors & Semiconductor Equipment)	416,968
1,118,000	Xtep International Holdings Ltd. (Consumer Durables & Apparel)	706,600
421,580	Yintai Gold Co. Ltd., Class A (Materials)*	1,067,655
3,469,700	Yutong Bus Co. Ltd., Class A (Capital Goods)	12,228,743
3,478,250	Zhongjin Gold Corp. Ltd., Class A (Materials)	6,251,152
351,800	Zhuzhou CRRC Times Electric Co. Ltd., Class H (Capital Goods)	1,260,857

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
1,538,446	Zijin Mining Group Co. Ltd., Class A (Materials)	$3,697,526
3,388,000	Zijin Mining Group Co. Ltd., Class H (Materials)	7,390,825
496,600	Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H (Capital Goods)	377,021

		486,068,029

Czech Republic – 0.1%
29,187	Komercni Banka AS (Banks)*	1,075,390
51,456	Moneta Money Bank AS (Banks)(a)	207,450

		1,282,840

Greece – 0.0%
7,648	Motor Oil Hellas Corinth Refineries SA (Energy)	221,679
21,600	Star Bulk Carriers Corp. (Transportation)	525,312

		746,991

Hong Kong – 0.3%
14,829,000	Sino Biopharmaceutical Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	5,067,051
1,384,000	United Laboratories International Holdings Ltd. (The) (Pharmaceuticals, Biotechnology & Life Sciences)	1,632,981

		6,700,032

India – 18.6%
224,611	ABB India Ltd. (Capital Goods)	17,587,724
17,620	Action Construction Equipment Ltd. (Capital Goods)	318,740
32,511	Adani Enterprises Ltd. (Capital Goods)	1,187,959
781,045	Adani Ports & Special Economic Zone Ltd. (Transportation)	12,373,345
576,058	Adani Power Ltd. (Utilities)*	4,213,762
81,307	Ajanta Pharma Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,156,503
14,057	Alkem Laboratories Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	813,919
146,497	Ashoka Buildcon Ltd. (Capital Goods)*	305,273
163,484	Axis Bank Ltd. (Banks)	2,281,926
4,496,343	Bank of Baroda (Banks)	15,118,134
3,829,394	Bharat Electronics Ltd. (Capital Goods)	10,708,416
4,065,646	Bharat Petroleum Corp. Ltd. (Energy)	29,584,008
19,316	Ceat Ltd. (Automobiles & Components)	593,731
318,025	Cipla Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	5,323,832

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
31,262	Cochin Shipyard Ltd. (Capital Goods)(a)	$487,759
173,882	Cummins India Ltd. (Capital Goods)	6,808,170
233,870	Dr Reddy’s Laboratories Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)	17,182,429
18,330	Eicher Motors Ltd. (Automobiles & Components)	1,009,133
185,134	Equitas Small Finance Bank Ltd. (Banks)(a)	215,111
165,835	Federal Bank Ltd. (Banks)	322,109
83,764	General Insurance Corp. of India (Insurance)(a)	346,212
29,977	Global Health Ltd. (Health Care Equipment & Services)*	517,503
58,655	Godawari Power and Ispat Ltd. (Materials)	624,289
64,141	Hero MotoCorp Ltd. (Automobiles & Components)	3,481,065
108,373	Hindustan Aeronautics Ltd. (Capital Goods)	5,114,296
624,788	Hindustan Petroleum Corp. Ltd. (Energy)	3,706,071
112,292	Hindustan Zinc Ltd. (Materials)	572,916
1,024,260	ICICI Bank Ltd. ADR (Banks)	28,197,878
25,504	ICICI Securities Ltd. (Financial Services)(a)	231,163
780,662	IDBI Bank Ltd. (Banks)	843,669
3,142,615	IDFC Ltd. (Financial Services)*	4,570,767
34,245	IndiaMart InterMesh Ltd. (Capital Goods)(a)	1,082,037
559,145	Indian Bank (Banks)	3,668,619
3,001,634	Indian Oil Corp. Ltd. (Energy)	6,061,452
662,381	ITD Cementation India Ltd. (Capital Goods)	2,997,350
2,397,032	Jamna Auto Industries Ltd. (Capital Goods)	3,995,489
44,829	JB Chemicals & Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,023,037
220,040	Jindal Saw Ltd. (Materials)	1,455,928
8,450	Jindal Stainless Ltd. (Materials)	71,470
97,207	JSW Energy Ltd. (Utilities)	733,145
1,263,849	JSW Steel Ltd. (Materials)	13,315,846
356,423	KNR Constructions Ltd. (Capital Goods)	1,131,174
30,847	Larsen & Toubro Ltd. (Capital Goods)	1,325,987
536,827	Lupin Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	10,570,145
19,644	Mahanagar Gas Ltd. (Utilities)	339,535
28,333	Max Healthcare Institute Ltd. (Health Care Equipment & Services)	284,717

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)

India – (continued)
38,826	Motilal Oswal Financial Services Ltd. (Financial Services)	$1,104,171
2,045	MRF Ltd. (Automobiles & Components)	3,255,160
96,747	Narayana Hrudayalaya Ltd. (Health Care Equipment & Services)	1,490,941
1,984,474	NCC Ltd. (Capital Goods)	5,740,599
118,559	NMDC Ltd. (Materials)	359,788
2,604,653	NTPC Ltd. (Utilities)	11,319,656
1,615,486	Petronet LNG Ltd. (Energy)	5,996,365
2,387,472	Power Finance Corp. Ltd. (Financial Services)	12,584,967
13,371	Power Grid Corp. of India Ltd. (Utilities)	48,226
890,806	PTC India Ltd. (Utilities)	2,390,561
160,599	Rail Vikas Nigam Ltd. (Capital Goods)	548,382
2,041	Reliance Industries Ltd. (Energy)	71,648
6,381	Shree Cement Ltd. (Materials)	1,868,160
1,146,935	South Indian Bank Ltd. (The) (Banks)	421,859
1,882,629	State Bank of India (Banks)	18,596,526
106,120	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,906,464
322,287	Tata Consultancy Services Ltd. (Software & Services)	14,709,218
2,948	Tata Investment Corp. Ltd. (Financial Services)	233,930
52,550	Tata Motors Ltd. (Automobiles & Components)	633,704
1,351,844	Tata Motors Ltd., Class A (Automobiles & Components)	11,026,815
209,605	Torrent Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	6,621,284
141,411	Trent Ltd. (Consumer Discretionary Distribution & Retail)	7,464,368
52,012	Triveni Turbine Ltd. (Capital Goods)	334,735
537,977	Varun Beverages Ltd. (Food, Beverage & Tobacco)	9,516,712
303,525	Welspun Corp. Ltd. (Materials)	2,045,231
907,684	Zydus Lifesciences Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	10,367,384

		355,510,597

Indonesia – 2.5%
2,080,900	AKR Corporindo Tbk PT (Energy)	214,361
18,293,700	Aneka Tambang Tbk (Materials)	1,838,883
2,652,600	Astra International Tbk PT (Capital Goods)	837,042

Shares	Description	Value

Common Stocks – (continued)

Indonesia – (continued)
19,135,200	Bank Central Asia Tbk PT (Banks)	$11,505,701
39,526,800	Bank Mandiri Persero Tbk PT (Banks)	16,707,075
756,400	Bank Negara Indonesia Persero Tbk PT (Banks)	243,362
8,246,200	Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT (Banks)	514,754
22,175,900	Bank Pembangunan Daerah Jawa Timur Tbk PT (Banks)	811,480
38,035,600	Bank Rakyat Indonesia Persero Tbk PT (Banks)	11,513,512
551,200	Indocement Tunggal Prakarsa Tbk PT (Materials)	262,179
719,300	Indofood CBP Sukses Makmur Tbk PT (Food, Beverage & Tobacco)	480,794
19,649,700	Perusahaan Gas Negara Tbk PT (Utilities)	1,774,420
1,456,400	Telkom Indonesia Persero Tbk PT (Telecommunication Services)	282,336
226,900	United Tractors Tbk PT (Energy)	345,817

		47,331,716

Kuwait – 0.3%
406,820	Agility Global PLC (Transportation)*	—
203,410	Agility Public Warehousing Co. KSC (Transportation)	208,061
418,747	Burgan Bank SAK (Banks)	245,239
23,921	Humansoft Holding Co. KSC (Consumer Services)	224,933
1,596,801	Kuwait Finance House KSCP (Banks)	3,724,980
225,913	National Bank of Kuwait SAKP (Banks)	633,128
220,299	National Investments Co. KSCP (Financial Services)	181,350

		5,217,691

Luxembourg – 0.0%
275	Reinet Investments SCA (Financial Services)	6,463

Mexico – 2.3%
802,193	Arca Continental SAB de CV (Food, Beverage & Tobacco)	7,825,839
223,072	Coca-Cola Femsa SAB de CV ADR (Food, Beverage & Tobacco)	22,117,589
29,808	FIBRA Macquarie Mexico REIT (Equity Real Estate Investment Trusts (REITs))(a)	53,628
11,400	Gruma SAB de CV, Class B (Food, Beverage & Tobacco)	223,904

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Mexico – (continued)
1,135,206	Grupo Financiero Banorte SAB de CV, Class O (Banks)	$11,235,595
575,186	Grupo Financiero Inbursa SAB de CV, Class O (Banks)*	1,593,864
203,635	Kimberly-Clark de Mexico SAB de CV, Class A (Household & Personal Products)	423,894
40,440	Promotora y Operadora de Infraestructura SAB de CV (Transportation)	406,247

		43,880,560

Peru – 0.1%
13,700	Credicorp Ltd. (Banks)	2,268,857

Philippines – 0.6%
173,100	Aboitiz Power Corp. (Utilities)	111,018
930,379	Bank of the Philippine Islands (Banks)	2,053,426
962,960	BDO Unibank, Inc. (Banks)	2,470,389
622,990	International Container Terminal Services, Inc. (Transportation)	3,569,587
146,650	Jollibee Foods Corp. (Consumer Services)	596,288
1,632,960	Metropolitan Bank & Trust Co. (Banks)	1,975,875

		10,776,583

Poland – 2.0%
8,149	Alior Bank SA (Banks)*	207,598
256,870	Bank Pekao SA (Banks)	10,634,496
5,511	Budimex SA (Capital Goods)	932,258
14,901	Grupa Kety SA (Materials)	3,087,707
1,786,939	Powszechny Zaklad Ubezpieczen SA (Insurance)	22,490,222

		37,352,281

Qatar – 0.3%
859,217	Commercial Bank PSQC (The) (Banks)	980,041
10,067	Qatar Electricity & Water Co. QSC (Utilities)	42,232
290,887	Qatar Gas Transport Co. Ltd. (Energy)	318,871
348,385	Qatar Islamic Bank (Banks)	1,749,563
809,936	Qatar National Bank QPSC (Banks)	3,083,658

		6,174,365

Russia – 0.0%
106,118	PhosAgro PJSC, GDR (Materials)*(b)	—
683	PhosAgro PJSC NPV (Materials)(b)	—
18,426	Polyus PJSC, GDR (Materials)*(b)	—
2,789,380	Sberbank of Russia PJSC (Banks)(b)	—

Shares	Description	Value

Common Stocks – (continued)

Russia – (continued)
274,080,000	VTB Bank PJSC (Banks)*(b)	$—

		—

Saudi Arabia – 3.8%
227,836	Al Hammadi Holding (Health Care Equipment & Services)	3,369,190
339,564	Al Rajhi Bank (Banks)	7,222,276
4,561	Aldrees Petroleum and Transport Services Co. (Energy)	203,598
1,518,872	Alinma Bank (Banks)	13,473,203
1,199,113	Arab National Bank (Banks)	9,855,935
118,788	Bank AlBilad (Banks)	1,129,119
151,919	Banque Saudi Fransi (Banks)	1,482,412
207,791	Bawan Co. (Capital Goods)	2,626,058
45,169	Bupa Arabia for Cooperative Insurance Co. (Insurance)	2,904,805
3,555	Mouwasat Medical Services Co. (Health Care Equipment & Services)	127,391
1,046	National Co. for Learning & Education (Consumer Services)	42,112
27,873	National Medical Care Co. (Health Care Equipment & Services)	1,365,726
1,512,789	Riyad Bank (Banks)	11,154,441
136,267	Saudi Arabian Mining Co. (Materials)*	1,836,918
953,945	Saudi Awwal Bank (Banks)	10,352,124
18,498	Saudi Cement Co. (Materials)	226,379
438,008	Saudi Chemical Co. Holding (Health Care Equipment & Services)	940,107
103,971	Saudi Investment Bank (The) (Banks) 467,030
225,937	Saudi National Bank (The) (Banks)	2,261,734
24,250	Saudi Steel Pipe Co. (Materials)*	531,077
135,306	Sustained Infrastructure Holding Co. (Transportation)	1,369,078

		72,940,713

South Africa – 1.4%
39,474	African Rainbow Minerals Ltd. (Materials)	407,772
6,104,315	FirstRand Ltd. (Financial Services)	21,073,024
303,568	Investec Ltd. (Financial Services)	1,934,835
1,874,806	Old Mutual Ltd. (Insurance)	1,097,715
280,598	Standard Bank Group Ltd. (Banks)	2,635,030
29,498	Sun International Ltd. (Consumer Services)	57,722

		27,206,098

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)

South Korea – 12.7%
13,802	Advanced Process Systems Corp. (Semiconductors & Semiconductor Equipment)	$345,774
5,447	Chong Kun Dang Pharmaceutical Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	408,852
9,926	Daewoong Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	800,688
5,580	Daishin Securities Co. Ltd. (Financial Services)	63,219
11,986	Daou Technology, Inc. (Financial Services)	170,486
169,918	DB Insurance Co. Ltd. (Insurance)	11,918,881
134,429	GS Holdings Corp. (Capital Goods)	4,346,325
40,826	HAESUNG DS Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,460,594
76,304	Hana Financial Group, Inc. (Banks)	3,218,259
164,969	Hankook Tire & Technology Co. Ltd. (Automobiles & Components)	7,000,015
48,222	Hanmi Science Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,177,886
113,058	Hanmi Semiconductor Co. Ltd. (Semiconductors & Semiconductor Equipment)	10,766,141
7,259	Hanwha Aerospace Co. Ltd. (Capital Goods)	1,102,618
133,151	Hanwha General Insurance Co. Ltd. (Insurance)	484,252
177,840	HD Korea Shipbuilding & Offshore Engineering Co. Ltd. (Capital Goods)*	16,791,021
86,591	HDC Hyundai Development Co.-Engineering & Construction, Class E (Capital Goods)	1,098,209
27,736	Hyundai Engineering & Construction Co. Ltd. (Capital Goods)	706,580
4,188	Hyundai Glovis Co. Ltd. (Transportation)	548,252
46,608	Hyundai Marine & Fire Insurance Co. Ltd. (Insurance)	1,052,132
103,863	Industrial Bank of Korea (Banks)	1,044,190
247,944	JB Financial Group Co. Ltd. (Banks)	2,378,984
102,410	KB Financial Group, Inc. (Banks)	5,554,405
256,787	Kia Corp. (Automobiles & Components)	21,755,667

Shares	Description	Value

Common Stocks – (continued)

South Korea – (continued)
3,285	KoMiCo Ltd. (Semiconductors & Semiconductor Equipment)	$215,012
150,069	Korea Aerospace Industries Ltd. (Capital Goods)	5,587,830
73,039	Korea Investment Holdings Co. Ltd. (Financial Services)	3,530,235
47,927	Korean Reinsurance Co. (Insurance)	283,280
100,411	KT Corp. (Telecommunication Services)	2,510,471
13,198	LIG Nex1 Co. Ltd. (Capital Goods)	1,527,941
292,199	Meritz Financial Group, Inc. (Financial Services)	16,707,199
24,193	NAVER Corp. (Media & Entertainment)	3,191,046
17,028	Poongsan Corp. (Materials)	795,669
2,910	POSCO Holdings, Inc. (Materials)	840,061
18,944	PSK, Inc. (Semiconductors & Semiconductor Equipment)	400,519
24,893	Samsung Card Co. Ltd. (Financial Services)	701,177
1,567,504	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	87,132,278
42,088	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	9,420,376
11,682	Samsung Life Insurance Co. Ltd. (Insurance)	736,117
102,281	Samsung Securities Co. Ltd. (Financial Services)	2,797,989
445	SeAH Steel Holdings Corp. (Materials)	74,343
116,438	Shinhan Financial Group Co. Ltd. (Banks)	3,912,003
156,316	Shinsung E&G Co. Ltd. (Semiconductors & Semiconductor Equipment)*	241,548
18,655	SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	2,302,133
45,350	Systems Technology, Inc. (Semiconductors & Semiconductor Equipment)	1,157,708
171,042	Worldex Industry & Trading Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,924,808
14,609	Yuhan Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	759,923

		241,943,096

Taiwan – 16.8%
48,000	Advanced Wireless Semiconductor Co. (Semiconductors & Semiconductor Equipment)*	202,043
222,455	Advantech Co. Ltd. (Technology Hardware & Equipment)	2,587,468

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Taiwan – (continued)
28,000	AIC, Inc. (Technology Hardware & Equipment)	$267,686
1,083,000	Ardentec Corp. (Semiconductors & Semiconductor Equipment)	2,418,768
1,135,000	ASE Technology Holding Co. Ltd. (Semiconductors & Semiconductor Equipment)	5,105,908
112,000	ASROCK, Inc. (Technology Hardware & Equipment)	770,299
68,000	Brighton-Best International Taiwan, Inc. (Capital Goods)	72,674
381,000	Cheng Shin Rubber Industry Co. Ltd. (Automobiles & Components)	550,061
1,707,000	Chicony Electronics Co. Ltd. (Technology Hardware & Equipment)	10,567,371
148,000	Chicony Power Technology Co. Ltd. (Capital Goods)*	786,367
23,000	China Motor Corp. (Automobiles & Components)	100,746
576,000	Chong Hong Construction Co. Ltd. (Real Estate Management & Development)	2,264,234
11,849,000	Compal Electronics, Inc. (Technology Hardware & Equipment)	12,924,406
30,085,000	CTBC Financial Holding Co. Ltd. (Banks)	31,400,292
142,000	Darfon Electronics Corp. (Technology Hardware & Equipment)	274,590
178,000	Delta Electronics, Inc. (Technology Hardware & Equipment)	1,743,207
47,000	Elan Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	236,562
188,000	FocalTech Systems Co. Ltd. (Semiconductors & Semiconductor Equipment)*	484,319
130,000	Genesys Logic, Inc. (Semiconductors & Semiconductor Equipment)	374,325
326,000	Getac Holdings Corp. (Technology Hardware & Equipment)	1,045,146
457,000	Global Mixed Mode Technology, Inc. (Semiconductors & Semiconductor Equipment)	4,025,159
1,444,000	Goldsun Building Materials Co. Ltd. (Materials)	2,127,750
1,082,000	Hon Hai Precision Industry Co. Ltd. (Technology Hardware & Equipment)	5,150,699

Shares	Description	Value

Common Stocks – (continued)

Taiwan – (continued)
772,000	Inventec Corp. (Technology Hardware & Equipment)	$1,238,456
959,000	ITE Technology, Inc. (Semiconductors & Semiconductor Equipment)	4,873,508
66,000	Keystone Microtech Corp. (Semiconductors & Semiconductor Equipment)	599,123
2,878,000	King Yuan Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	8,374,412
118,000	King’s Town Bank Co. Ltd. (Banks)	203,298
494,000	Lite-On Technology Corp. (Technology Hardware & Equipment)	1,495,230
131,000	Longwell Co. (Capital Goods)	314,540
910,000	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	27,437,576
147,000	MPI Corp. (Semiconductors & Semiconductor Equipment)	1,972,967
72,000	Orient Semiconductor Electronics Ltd. (Semiconductors & Semiconductor Equipment)	139,587
126,000	Pegatron Corp. (Technology Hardware & Equipment)	375,786
98,000	Pixart Imaging, Inc. (Semiconductors & Semiconductor Equipment)	472,969
1,594,000	Powertech Technology, Inc. (Semiconductors & Semiconductor Equipment)	8,488,638
1,952,000	Quanta Computer, Inc. (Technology Hardware & Equipment)	15,319,771
64,000	Shin Zu Shing Co. Ltd. (Capital Goods)	339,839
75,000	Shinkong Insurance Co. Ltd. (Insurance)	221,869
5,764,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	138,011,884
89,000	Test Research, Inc. (Technology Hardware & Equipment)	288,564
113,000	Topco Scientific Co. Ltd. (Semiconductors & Semiconductor Equipment)	863,730
378,000	Visual Photonics Epitaxy Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,781,488
4,031,000	Wistron Corp. (Technology Hardware & Equipment)	13,802,391
140,000	Wiwynn Corp. (Technology Hardware & Equipment)	9,959,472

		322,055,178

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)

Thailand – 0.9%
528,900	Bumrungrad Hospital PCL (Health Care Equipment & Services)	$3,490,872
4,143,000	Krung Thai Bank PCL (Banks)	1,873,717
306,500	PTT Exploration & Production PCL (Energy)	1,282,180
4,803,400	PTT PCL (Energy)	4,353,194
2,047,000	SCB X PCL (Banks)	5,861,957

		16,861,920

Turkey – 1.5%
298,870	Aygaz AS (Utilities)	1,807,824
569,466	Enka Insaat ve Sanayi AS (Capital Goods)	675,209
109,825	KOC Holding AS (Capital Goods)	766,728
185,404	Migros Ticaret AS (Consumer Staples Distribution & Retail)	2,530,351
3,594,921	Turkiye Is Bankasi AS, Class C (Banks)	1,521,830
3,549,497	Turkiye Petrol Rafinerileri AS (Energy)	21,459,462

		28,761,404

United Arab Emirates – 0.7%
471,484	Abu Dhabi Islamic Bank PJSC (Banks)	1,432,590
573,081	Abu Dhabi National Oil Co. for Distribution PJSC (Consumer Discretionary Distribution & Retail)	544,543
385,623	Air Arabia PJSC (Transportation)	280,774
225,328	Dubai Islamic Bank PJSC (Banks)	341,099
37,155	Emaar Development PJSC (Real Estate Management & Development)*	84,570
2,251,350	Emirates NBD Bank PJSC (Banks)	10,420,363
28,474	National Marine Dredging Co. (Capital Goods)	206,681

		13,310,620

United Kingdom – 0.2%
140,959	Anglogold Ashanti PLC (Materials)	3,241,860

TOTAL COMMON STOCKS (Cost $1,537,134,514)		1,796,544,308

Shares	Description	Rate	Value

Preferred Stocks – 3.7%

Brazil – 3.1%
5,853,400	Itau Unibanco Holding SA (Banks)	7.53%	35,350,811

Shares	Description	Rate	Value

Preferred Stocks – (continued)

Brazil – (continued)
2,676,400	Petroleo Brasileiro SA (Energy)	8.43%	$21,658,192
300,400	Randon SA Implementos e Participacoes (Capital Goods)	5.44	618,433

			57,627,436

South Korea – 0.6%
284,543	Mirae Asset Securities Co. Ltd., N.A. (Financial Services)	4.12	749,043
199,295	Samsung Electronics Co. Ltd. (Technology Hardware & Equipment)	2.22	9,305,307
8,168	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	6.56	1,439,834

			11,494,184

TOTAL PREFERRED STOCKS (Cost $70,797,561)			69,121,620

Shares	Dividend Rate	Value

Investment Company – 0.3%(c)
Goldman Sachs Financial Square Government Fund - Institutional Shares
6,414,871	5.223%	6,414,871
(Cost $6,414,871)

TOTAL INVESTMENTS – 98.0% (Cost $1,614,346,946)		$1,872,080,799

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.0%		39,145,586

NET ASSETS – 100.0%		$1,911,226,385

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(c)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Investment Abbreviations:
ADR	—American Depositary Receipt
GDR	—Global Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value
Financials	25.6%
Information Technology	22.6
Consumer Discretionary	13.3
Industrials	10.5
Energy	6.2
Communication Services	6.0
Materials	5.6
Health Care	5.0
Consumer Staples	2.5
Utilities	2.0
Real Estate	0.4
Investment Company	0.3

TOTAL INVESTMENTS	100.0%

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
MSCI Emerging Markets Index	565	06/21/24	$ 29,436,500	$(194,130)

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – 94.6%

Australia – 6.7%
886,861	AMP Ltd. (Financial Services)	$624,204
793,617	BHP Group Ltd. (Materials)	21,765,836
154,293	Brambles Ltd. (Commercial & Professional Services)	1,451,536
228,809	Challenger Ltd. (Financial Services)	985,802
46,128	Cochlear Ltd. (Health Care Equipment & Services)	9,622,671
155,859	Coles Group Ltd. (Consumer Staples Distribution & Retail)	1,625,488
54,074	Commonwealth Bank of Australia (Banks)	3,961,977
903,749	Deterra Royalties Ltd. (Materials)	2,860,727
714,090	Dexus REIT (Equity Real Estate Investment Trusts (REITs))	3,243,550
530,321	Fortescue Ltd. (Materials)	8,789,779
1,225,382	Glencore PLC (Materials)	7,129,965
2,490,534	Insurance Australia Group Ltd. (Insurance)	10,318,227
605,834	National Australia Bank Ltd. (Banks)	13,132,988
335,917	Northern Star Resources Ltd. (Materials)	3,184,068
129,870	Reece Ltd. (Capital Goods)	2,303,850
19,586	Rio Tinto Ltd. (Materials)	1,630,032
17,670	Rio Tinto PLC ADR (Materials)	1,198,556
3,087,108	Scentre Group REIT (Equity Real Estate Investment Trusts (REITs))	6,251,551
641,605	Suncorp Group Ltd. (Insurance)	6,852,610
40,577	Temple & Webster Group Ltd. (Consumer Discretionary Distribution & Retail)*	296,141
85,555	Westpac Banking Corp. (Banks)	1,420,756
12,987	WiseTech Global Ltd. (Software & Services)	765,098
60,675	Woolworths Group Ltd. (Consumer Staples Distribution & Retail)	1,244,877

		110,660,289

Austria – 0.5%
58,158	BAWAG Group AG (Banks)*(a)	3,472,662
76,348	Erste Group Bank AG (Banks)	3,560,498
42,172	Raiffeisen Bank International AG (Banks)	778,869

		7,812,029

Belgium – 0.1%
19,160	KBC Group NV (Banks)	1,423,285
31,861	Umicore SA (Materials)	705,729

		2,129,014

China – 0.6%
82,174	Prosus NV (Consumer Discretionary Distribution & Retail)*	2,749,539

Shares	Description	Value

Common Stocks – (continued)

China – (continued)
1,156,700	Wilmar International Ltd. (Food, Beverage & Tobacco)	$2,718,908
3,885,000	Yangzijiang Shipbuilding Holdings Ltd. (Capital Goods)	4,986,837

		10,455,284

Denmark – 5.6%
66,187	Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*	18,375,505
7,147	Jyske Bank A/S (Banks)	578,263
477,530	Novo Nordisk A/S, Class B (Pharmaceuticals, Biotechnology & Life Sciences)	61,239,550
63,917	Pandora A/S (Consumer Durables & Apparel)	9,728,164
44,697	Sydbank AS (Banks)	2,272,819

		92,194,301

Finland – 0.5%
30,928	Kesko OYJ, Class B (Consumer Staples Distribution & Retail)	528,014
99,006	Kone OYJ, Class B (Capital Goods)	4,826,246
18,903	Konecranes OYJ (Capital Goods)	993,454
156,795	Nordea Bank Abp (Banks)	1,837,365
38,647	Wartsila OYJ Abp (Capital Goods)	712,941

		8,898,020

France – 9.3%
37,993	Air Liquide SA (Materials)	7,430,622
8,448	Airbus SE (Capital Goods)	1,390,185
1,275,279	CGG SA (Energy)*	533,588
105,449	Cie de Saint-Gobain SA (Capital Goods)	8,339,186
29,376	Coface SA (Insurance)	452,056
141,501	Danone SA (Food, Beverage & Tobacco)	8,856,173
41,103	Dassault Aviation SA (Capital Goods)	8,798,050
257,183	Dassault Systemes (Software & Services)	10,094,933
39,854	Edenred SE (Financial Services)	1,891,148
105,753	Eiffage SA (Capital Goods)	11,283,685
68,431	Engie SA (Utilities)*(b)	1,188,005
11,902	EssilorLuxottica SA (Health Care Equipment & Services)	2,537,884
14,142	Eurazeo SE (Financial Services)*	1,273,878
40,271	Getlink SE (Transportation)	685,562
6,154	Hermes International SCA (Consumer Durables & Apparel)	14,732,620
33,862	Ipsen SA (Pharmaceuticals,
	Biotechnology & Life Sciences)	4,118,853
189,543	Legrand SA (Capital Goods)	19,478,698

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

France – (continued)
6,206	LVMH Moet Hennessy Louis Vuitton SE (Consumer Durables & Apparel)	$5,097,836
11,347	Nexans SA (Capital Goods)	1,208,418
60,964	Orange SA (Telecommunication Services)	678,547
121,298	Rexel SA (Capital Goods)	3,144,025
56,900	Safran SA (Capital Goods)	12,337,748
78,508	Societe Generale SA (Banks)	2,115,403
87,042	Thales SA (Capital Goods)	14,628,930
106,252	TotalEnergies SE (Energy)	7,713,763
323,057	Valeo SE (Automobiles & Components)	4,094,266

		154,104,062

Georgia – 0.0%
8,810	Bank of Georgia Group PLC (Banks)	589,910

Germany – 6.7%
11,278	adidas AG (Consumer Durables & Apparel)	2,717,809
29,974	Bechtle AG (Software & Services)	1,446,535
25,396	Brenntag SE (Capital Goods)	2,026,688
53,978	Commerzbank AG (Banks)	802,229
11,684	Continental AG (Automobiles & Components)	757,255
15,715	CTS Eventim AG & Co. KGaA (Media & Entertainment)	1,389,659
618,289	Deutsche Telekom AG (Telecommunication Services)	14,162,266
141,676	GEA Group AG (Capital Goods)*	5,718,041
31,459	Hannover Rueck SE (Insurance)	7,803,220
30,085	Henkel AG & Co. KGaA (Household & Personal Products)	2,163,368
26,099	HOCHTIEF AG (Capital Goods)	2,748,207
74,816	Knorr-Bremse AG (Capital Goods)	5,551,764
27,278	Merck KGaA (Pharmaceuticals, Biotechnology & Life Sciences)	4,334,520
19,327	MTU Aero Engines AG (Capital Goods)	4,656,205
53,214	Muenchener Rueckversicherungs- Gesellschaft AG in Muenchen (Insurance)	23,403,983
36,016	Nemetschek SE (Software & Services)	3,182,708
519	Rational AG (Capital Goods)	442,706
2,920	Rheinmetall AG (Capital Goods)	1,609,052
84,798	RWE AG (Utilities)	2,953,984
81,144	SAP SE (Software & Services)	14,651,940
34,281	Scout24 SE (Media & Entertainment)(a)	2,518,202

Shares	Description	Value

Common Stocks – (continued)

Germany – (continued)
26,881	Siemens AG (Capital Goods)	$5,035,716
132,517	TeamViewer SE (Software & Services)*(a)	1,748,262

		111,824,319

Hong Kong – 0.7%
147,000	AIA Group Ltd. (Insurance)	1,076,681
717,000	Swire Pacific Ltd., Class A (Real Estate Management & Development)	6,072,064
272,000	Techtronic Industries Co. Ltd. (Capital Goods)	3,758,850

		10,907,595

Ireland – 0.0%
48,210	Bank of Ireland Group PLC (Banks)	514,373

Israel – 0.1%
37,715	Plus500 Ltd. (Financial Services)	1,020,180

Italy – 2.2%
221,729	Azimut Holding SpA (Financial Services)	5,843,106
46,954	Banca Generali SpA (Financial Services)	1,838,999
735,550	Banca Mediolanum SpA (Financial Services)	7,959,812
231,663	Banca Monte dei Paschi di Siena SpA (Banks)*	1,117,375
777,371	Banco BPM SpA (Banks)	5,103,939
68,908	Brembo NV (Automobiles & Components)	876,640
65,373	Prysmian SpA (Capital Goods)	3,547,034
144,973	UniCredit SpA (Banks)	5,321,144
480,928	Unipol Gruppo SpA (Insurance)	4,311,381

		35,919,430

Japan – 23.8%
164,500	Aisin Corp. (Automobiles & Components)	6,256,964
259,000	Asahi Group Holdings Ltd. (Food, Beverage & Tobacco)	8,860,127
36,900	Asahi Intecc Co. Ltd. (Health Care Equipment & Services)	540,684
65,100	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	624,823
170,700	Brother Industries Ltd. (Technology Hardware & Equipment)	3,019,507
278,500	Canon, Inc. (Technology Hardware & Equipment)	7,537,683
48,800	Central Japan Railway Co. (Transportation)	1,115,958
164,100	Chubu Electric Power Co., Inc. (Utilities)	2,106,382

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
90,400	Dai Nippon Printing Co. Ltd. (Commercial & Professional Services)	$2,633,002
73,200	Dai-ichi Life Holdings, Inc. (Insurance)	1,695,388
76,100	Daiichi Sankyo Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,561,352
424,600	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	11,947,783
1,191,300	ENEOS Holdings, Inc. (Energy)	5,504,062
21,600	Exedy Corp. (Automobiles & Components)	395,469
529,500	Fujitsu Ltd. (Software & Services)	8,179,797
25,200	Hitachi Ltd. (Capital Goods)	2,324,969
1,929,100	Honda Motor Co. Ltd. (Automobiles & Components)	21,948,492
8,200	Hoya Corp. (Health Care Equipment & Services)	950,707
369,100	IHI Corp. (Capital Goods)	8,837,788
49,600	Inpex Corp. (Energy)	742,998
94,700	Isuzu Motors Ltd. (Automobiles & Components)	1,200,119
215,800	JFE Holdings, Inc. (Materials)	3,220,971
43,100	Kamigumi Co. Ltd. (Transportation)	930,770
60,500	Kandenko Co. Ltd. (Capital Goods)	674,860
40,800	Kawasaki Heavy Industries Ltd. (Capital Goods)	1,263,089
27,700	KDDI Corp. (Telecommunication Services)	768,642
21,100	Kinden Corp. (Capital Goods)	402,612
50,300	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	734,259
61,300	Kobe Bussan Co. Ltd. (Consumer Staples Distribution & Retail)	1,323,913
68,900	Kokuyo Co. Ltd. (Commercial & Professional Services)	1,177,099
45,300	Komatsu Ltd. (Capital Goods)	1,352,483
176,500	Konica Minolta, Inc. (Technology Hardware & Equipment)	586,887
72,400	Kurita Water Industries Ltd. (Capital Goods)	2,867,336
716,500	Mazda Motor Corp. (Automobiles & Components)	8,110,404
47,400	Mitsubishi Electric Corp. (Capital Goods)	826,178
1,368,400	Mitsubishi HC Capital, Inc. (Financial Services)	8,861,823
210,000	Mitsubishi Heavy Industries Ltd. (Capital Goods)	1,877,635
111,200	Mitsubishi UFJ Financial Group, Inc. (Banks)	1,107,703

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
384,600	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	$3,914,098
697,800	Mizuho Financial Group, Inc. (Banks)	13,487,851
863,700	MS&AD Insurance Group Holdings, Inc. (Insurance)	15,528,502
38,600	NEC Corp. (Software & Services)	2,794,717
644,800	NGK Insulators Ltd. (Capital Goods)	8,783,656
11,100	Nippn Corp. (Food, Beverage & Tobacco)	171,294
283,200	Nippon Steel Corp. (Materials)	6,349,039
6,847,400	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	7,392,880
78,600	Nippon Yusen KK (Transportation)	2,231,491
212,700	Nisshin Seifun Group, Inc. (Food, Beverage & Tobacco)	2,774,647
187,500	Nissin Foods Holdings Co. Ltd. (Food, Beverage & Tobacco)	5,003,541
525,200	Nomura Holdings, Inc. (Financial Services)	2,988,381
446,400	Nomura Real Estate Holdings, Inc. (Real Estate Management & Development)	12,497,922
16,600	Nomura Research Institute Ltd. (Software & Services)	401,685
19,800	NS United Kaiun Kaisha Ltd. (Transportation)	599,137
770,500	ORIX Corp. (Financial Services)	15,768,603
50,100	Osaka Gas Co. Ltd. (Utilities)	1,114,018
124,000	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	5,301,851
2,057,700	Panasonic Holdings Corp. (Consumer Durables & Apparel)	17,960,543
256,600	Renesas Electronics Corp. (Semiconductors & Semiconductor Equipment)	4,166,094
274,500	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,651,420
280,600	SCSK Corp. (Software & Services)	5,101,084
260,100	Seiko Epson Corp. (Technology Hardware & Equipment)	4,278,642
45,600	Sekisui Chemical Co. Ltd. (Consumer Durables & Apparel)	663,391
704,000	Sekisui House Ltd. (Consumer Durables & Apparel)	16,178,171
130,500	SKY Perfect JSAT Holdings, Inc. (Media & Entertainment)	767,954
93,400	SoftBank Group Corp. (Telecommunication Services)	4,593,468

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
216,600	Sojitz Corp. (Capital Goods)	$5,576,770
245,400	Sompo Holdings, Inc. (Insurance)	4,856,498
14,200	Sony Group Corp. (Consumer Durables & Apparel)	1,173,649
687,400	Sumitomo Electric Industries Ltd. (Automobiles & Components)	10,624,674
45,000	Sumitomo Forestry Co. Ltd. (Consumer Durables & Apparel)	1,386,436
151,700	Sumitomo Heavy Industries Ltd. (Capital Goods)	4,227,382
101,400	Sumitomo Realty & Development Co. Ltd. (Real Estate Management & Development)	3,508,838
289,100	Takashimaya Co. Ltd. (Consumer Discretionary Distribution & Retail)	4,098,079
223,100	Tokai Tokyo Financial Holdings, Inc. (Financial Services)	817,557
36,800	Tokio Marine Holdings, Inc. (Insurance)	1,163,115
85,200	Tokyo Century Corp. (Financial Services)	848,024
51,200	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	11,230,511
27,200	Tokyo Steel Manufacturing Co. Ltd. (Materials)	288,533
878,500	Tokyu Fudosan Holdings Corp. (Real Estate Management & Development)	6,436,115
38,600	Toyo Tire Corp. (Automobiles & Components)	730,278
69,600	Toyota Boshoku Corp. (Automobiles & Components)	1,029,268
20,400	Toyota Industries Corp. (Capital Goods)	1,938,548
894,500	Toyota Motor Corp. (Automobiles & Components)	20,402,289
47,100	Toyota Tsusho Corp. (Capital Goods)	2,994,615
114,700	Trend Micro, Inc. (Software & Services)	5,652,211
26,000	Unicharm Corp. (Household & Personal Products)	772,542
133,000	USS Co. Ltd. (Consumer Discretionary Distribution & Retail)	1,016,026
172,300	Yokogawa Electric Corp. (Technology Hardware & Equipment)	3,807,108
33,200	Zensho Holdings Co. Ltd. (Consumer Services)	1,286,806

		394,400,670

Netherlands – 6.5%
23,651	Aalberts NV (Capital Goods)	1,124,506

Shares	Description	Value

Common Stocks – (continued)

Netherlands – (continued)
589,317	ABN AMRO Bank NV (Banks)(a)(b)	$9,440,015
1,378	Adyen NV (Financial Services)*(a)	1,650,844
21,384	ASM International NV (Semiconductors & Semiconductor Equipment)	13,451,368
65,267	ASML Holding NV (Semiconductors & Semiconductor Equipment)	56,848,398
39,940	BE Semiconductor Industries NV (Semiconductors & Semiconductor Equipment)	5,299,005
37,570	Euronext NV (Financial Services)(a)	3,383,209
717,249	ING Groep NV (Banks)	11,339,907
164,675	Koninklijke Ahold Delhaize NV (Consumer Staples Distribution & Retail)	4,998,577

		107,535,829

New Zealand – 0.3%
72,909	Xero Ltd. (Software & Services)*	5,660,525

Norway – 0.9%
200,414	Aker Solutions ASA (Energy)	755,420
80,891	DNB Bank ASA (Banks)	1,409,862
107,324	Hoegh Autoliners ASA (Transportation)	1,126,490
95,323	Kongsberg Gruppen ASA (Capital Goods)	6,729,153
181,794	Mowi ASA (Food, Beverage & Tobacco)	3,191,739
86,969	Norsk Hydro ASA (Materials)	534,458
30,172	Salmar ASA (Food, Beverage & Tobacco)	1,898,154

		15,645,276

Portugal – 0.2%
71,705	Galp Energia SGPS SA (Energy)	1,540,307
87,415	Jeronimo Martins SGPS SA (Consumer Staples Distribution & Retail)	1,798,279

		3,338,586

Singapore – 1.3%
307,532	Hafnia Ltd. (Energy)	2,318,714
493,200	Keppel Ltd. (Capital Goods)	2,466,943
963,300	Oversea-Chinese Banking Corp. Ltd. (Banks)	10,000,570
901,700	Singapore Technologies Engineering Ltd. (Capital Goods)	2,648,730
662,100	Singapore Telecommunications Ltd. (Telecommunication Services)	1,148,263

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)

Singapore – (continued)
130,900	United Overseas Bank Ltd. (Banks)	$2,904,776

		21,487,996

South Africa – 0.1%
36,002	Anglo American PLC (Materials)	1,176,455

Spain – 2.4%
57,627	Amadeus IT Group SA (Consumer Services)	3,657,815
1,418,056	Banco de Sabadell SA (Banks)	2,708,777
677,418	Banco Santander SA (Banks)(b)	3,296,068
889,437	Bankinter SA (Banks)	7,030,258
483,851	Industria de Diseno Textil SA (Consumer Discretionary Distribution & Retail)(b)	22,030,198
1,182,474	Unicaja Banco SA (Banks)(a)	1,544,613

		40,267,729

Sweden – 2.7%
108,474	AAK AB (Food, Beverage & Tobacco)	2,790,119
78,882	Alfa Laval AB (Capital Goods)	3,358,382
154,791	Atlas Copco AB, Class A (Capital Goods)	2,711,333
77,096	Atlas Copco AB, Class B (Capital Goods)	1,155,995
77,015	Essity AB, Class B (Household & Personal Products)	1,921,506
86,277	Hexagon AB, Class B (Technology Hardware & Equipment)	902,541
61,080	Hexpol AB (Materials)	691,129
53,678	Indutrade AB (Capital Goods)	1,234,895
161,370	Investor AB, Class A (Financial Services)	3,930,409
729,353	Investor AB, Class B (Financial Services)	17,863,868
33,444	Saab AB, Class B (Capital Goods)	2,647,720
182,505	SSAB AB, Class A (Materials)(b)	1,024,789
310,236	SSAB AB, Class B (Materials)	1,735,945
83,527	Trelleborg AB, Class B (Capital Goods)	2,943,695

		44,912,326

Switzerland – 5.9%
520,600	ABB Ltd. (Capital Goods)	25,295,141
184,325	Aryzta AG (Food, Beverage & Tobacco)*	348,971
3,864	Belimo Holding AG (Capital Goods)	1,787,824
49,958	Julius Baer Group Ltd. (Financial Services)	2,680,665
35,053	Lonza Group AG (Pharmaceuticals, Biotechnology & Life Sciences)	19,349,034

Shares	Description	Value

Common Stocks – (continued)

Switzerland – (continued)
222,135	Novartis AG (Pharmaceuticals, Biotechnology & Life Sciences)	$21,559,880
15,566	Sika AG (Materials)	4,427,929
12,527	Sonova Holding AG (Health Care Equipment & Services)	3,462,867
25,329	Temenos AG (Software & Services)	1,575,651
609,191	UBS Group AG (Financial Services)	15,999,355
2,729	VAT Group AG (Capital Goods)(a)	1,358,663

		97,845,980

United Kingdom – 7.9%
62,032	3i Group PLC (Financial Services)	2,216,246
310,532	AstraZeneca PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	23,563,168
1,548,938	Aviva PLC (Insurance)	8,993,372
48,040	Babcock International Group PLC (Capital Goods)	303,999
391,985	BAE Systems PLC (Capital Goods)	6,519,580
228,289	Barclays PLC (Banks)	575,584
349,715	Beazley PLC (Insurance)	2,893,461
47,596	Bellway PLC (Consumer Durables & Apparel)	1,495,741
17,859	Berkeley Group Holdings PLC (Consumer Durables & Apparel)	1,048,781
27,592	British American Tobacco PLC (Food, Beverage & Tobacco)	809,999
61,575	Bytes Technology Group PLC (Software & Services)	374,521
67,043	Compass Group PLC (Consumer Services)	1,864,716
263,019	Direct Line Insurance Group PLC (Insurance)	610,642
846,980	HSBC Holdings PLC (Banks)	7,341,584
52,850	Imperial Brands PLC (Food, Beverage & Tobacco)	1,207,631
373,883	Kingfisher PLC (Consumer Discretionary Distribution & Retail)	1,151,681
37,903	Lancashire Holdings Ltd. (Insurance)	288,906
1,059,875	M&G PLC (Financial Services)	2,653,429
964,361	Man Group PLC (Financial Services)	3,092,614
268,373	Melrose Industries PLC (Capital Goods)	2,108,428
700,371	National Grid PLC (Utilities)	9,186,881
2,018,216	NatWest Group PLC (Banks)	7,617,522
57,800	Next PLC (Consumer Discretionary Distribution & Retail)	6,482,731
180,500	Pearson PLC (Consumer Services)	2,190,159

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

United Kingdom – (continued)
9,744	Reckitt Benckiser Group PLC (Household & Personal Products)	$544,758
158,412	Redrow PLC (Consumer Durables & Apparel)	1,273,626
61,575	RELX PLC (Commercial & Professional Services)	2,529,925
1,584,606	Rolls-Royce Holdings PLC (Capital Goods)*	8,125,902
156,420	Rotork PLC (Capital Goods)	628,799
300,381	Sage Group PLC (The) (Software & Services)	4,355,796
371,883	Smiths Group PLC (Capital Goods)	7,497,152
378,927	Standard Chartered PLC (Banks)	3,255,567
1,746,877	Taylor Wimpey PLC (Consumer Durables & Apparel)	2,862,474
1,038,946	Tesco PLC (Consumer Staples Distribution & Retail)	3,835,862
36,543	Unilever PLC (Household & Personal Products)	1,890,304

		131,391,541

United States – 9.6%
440,068	BP PLC ADR (Energy)	17,061,436
43,294	Carnival PLC ADR (Consumer Services)*	580,140
90,836	CRH PLC (Materials)	7,032,523
52,652	Ferguson PLC (Capital Goods)	11,101,983
28,979	GSK PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	1,200,890
200,119	Holcim AG (Materials)*	16,751,517
290,828	Nestle SA (Food, Beverage & Tobacco)	29,199,189
167,071	Reliance Worldwide Corp. Ltd. (Capital Goods)	548,383
111,940	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	26,822,416
138,974	Sanofi SA (Pharmaceuticals, Biotechnology & Life Sciences)	13,729,667
94,124	Schneider Electric SE (Capital Goods)	21,461,536
366,241	Shell PLC (Energy)	13,087,190
44,042	Signify NV (Capital Goods)(a)	1,201,090
28,310	Tenaris SA (Energy)	470,150

		160,248,110

TOTAL COMMON STOCKS (Cost $1,381,194,542)		1,570,939,829

Shares	Description	Rate	Value

Preferred Stocks – 1.6%

Germany – 1.6%
22,121	Bayerische Motoren Werke AG (Automobiles & Components)	8.82%	$2,272,971
215,215	Henkel AG & Co. KGaA (Household & Personal Products)	2.49	17,097,066
101,786	Porsche Automobil Holding SE (Automobiles & Components)	5.37	5,186,153
18,343	Volkswagen AG (Automobiles & Components)	7.66	2,247,112

TOTAL PREFERRED STOCKS (Cost $26,253,332)			26,803,302

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $1,407,447,874)			1,597,743,131

Shares	Dividend Rate

Securities Lending Reinvestment Vehicle – 2.0%(c)
Goldman Sachs Financial Square Government Fund – Institutional Shares
32,519,185	5.223%		32,519,185
(Cost $32,519,185)

TOTAL INVESTMENTS – 98.2% (Cost $1,439,967,059)			$1,630,262,316

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.8%			29,477,610

NET ASSETS – 100.0%			$1,659,739,926

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(b)	All or a portion of security is on loan.
(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Sector Name	% of Market Value

Financials	20.0%
Industrials	18.5
Health Care	13.7
Consumer Discretionary	12.8
Information Technology	10.9
Consumer Staples	6.6
Materials	6.0
Real Estate	3.3
Energy	3.1
Communication Services	2.1
Utilities	1.0
Securities Lending Reinvestment Vehicle	2.0

TOTAL INVESTMENTS	100.0%

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
EURO STOXX 50 Index	260	06/21/24	$13,587,811	$21,244
FTSE 100 Index	51	06/21/24	5,199,172	307,503
Hang Seng Index	11	05/30/24	1,245,791	51,635
MSCI Singapore Index	19	05/30/24	421,882	957
SPI 200 Index	17	06/20/24	2,115,796	(14,587)
TOPIX Index	41	06/13/24	7,141,173	335,006
Total Futures Contracts				$701,758

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – 96.1%

Australia – 7.4%
7,730,744	AMP Ltd. (Financial Services)	$5,441,172
89,407	Audinate Group Ltd. (Technology Hardware & Equipment)*	1,073,398
348,149	BWP Trust REIT (Equity Real Estate Investment Trusts (REITs))	796,700
651,388	Capricorn Metals Ltd. (Materials)*	2,062,037
3,568,283	Centuria Industrial REIT (Equity Real Estate Investment Trusts (REITs))	7,285,953
3,498,413	Cettire Ltd. (Consumer Discretionary Distribution & Retail)*	6,650,161
1,194,544	Challenger Ltd. (Financial Services)	5,146,582
3,223,858	Charter Hall Group REIT (Equity Real Estate Investment Trusts (REITs))	24,482,712
4,929,855	Charter Hall Retail REIT (Equity Real Estate Investment Trusts (REITs))	10,519,107
6,621,850	Deterra Royalties Ltd. (Materials)	20,960,805
45,821	Dicker Data Ltd. (Technology Hardware & Equipment)	315,659
610,775	Downer EDI Ltd. (Commercial & Professional Services)	1,833,580
3,282,109	Emerald Resources NL (Materials)*	7,388,346
5,939,437	Evolution Mining Ltd. (Materials)	15,316,522
1,729,753	Genesis Minerals Ltd. (Materials)*	1,934,317
8,398,904	Gold Road Resources Ltd. (Materials)	8,691,484
3,092,515	GrainCorp Ltd., Class A (Consumer Staples Distribution & Retail)	16,992,301
567,197	Helia Group Ltd. (Financial Services)	1,455,850
52,315	HUB24 Ltd. (Financial Services)	1,344,158
1,972,516	IGO Ltd. (Materials)	9,824,480
42,561	Jumbo Interactive Ltd. (Consumer Services)	432,606
1,156,189	National Storage REIT (Equity Real Estate Investment Trusts (REITs))	1,594,301
102,655	Neuren Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)*	1,260,395
175,036	New Hope Corp. Ltd. (Energy)	509,183
625,405	Nick Scali Ltd. (Consumer Discretionary Distribution & Retail)	6,270,037

Shares	Description	Value

Common Stocks – (continued)

Australia – (continued)
2,906,565	Perenti Ltd. (Materials)	$1,784,047
6,582,238	Perseus Mining Ltd. (Materials)	9,627,991
303,328	Premier Investments Ltd. (Consumer Discretionary Distribution & Retail)	5,834,712
168,520	Pro Medicus Ltd. (Health Care Equipment & Services)	12,039,931
12,684,964	Ramelius Resources Ltd. (Materials)	16,826,749
26,952,862	Red 5 Ltd. (Materials)*	7,719,951
19,194,455	Resolute Mining Ltd. (Materials)*	5,214,443
581,891	Sandfire Resources Ltd. (Materials)*	3,504,743
376,637	SmartGroup Corp. Ltd. (Commercial & Professional Services)	2,309,411
78,499	Stanmore Resources Ltd. (Materials)	167,784
1,970,686	Technology One Ltd. (Software & Services)	20,410,823
1,351,775	Temple & Webster Group Ltd. (Consumer Discretionary Distribution & Retail)*	9,865,600
267,364	Ventia Services Group Pty Ltd. (Capital Goods)	622,249
4,045,435	Waypoint REIT Ltd. REIT (Equity Real Estate Investment Trusts (REITs))	6,070,265
1,706,927	West African Resources Ltd. (Materials)*	1,446,371
9,908,108	Westgold Resources Ltd. (Materials)	14,155,026

		277,181,942

Austria – 1.0%
527,874	BAWAG Group AG (Banks)*(a)	31,519,789
107,599	Kontron AG (Software & Services)	2,166,025
181,083	Raiffeisen Bank International AG (Banks)	3,344,396

		37,030,210

Belgium – 0.1%
66,559	Colruyt Group NV (Consumer Staples Distribution & Retail)	3,084,201
20,059	KBC Ancora (Banks)	966,596
11,641	Melexis NV (Semiconductors & Semiconductor Equipment)	972,793

		5,023,590

China – 1.0%
28,680,200	Yangzijiang Shipbuilding Holdings Ltd. (Capital Goods)	36,814,279

Denmark – 1.4%
38,281	cBrain A/S (Software & Services)	1,525,962

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)

Denmark – (continued)
112,503	D/S Norden A/S (Transportation)	$4,743,668
32,283	Jyske Bank A/S (Banks)	2,612,012
77,974	NKT A/S (Capital Goods)*	6,468,282
687,498	Sydbank AS (Banks)	34,958,908

		50,308,832

Finland – 2.3%
466,907	Cargotec OYJ, Class B (Capital Goods)*	36,824,982
265,832	Huhtamaki OYJ (Materials)	10,201,710
40,756	Kemira OYJ (Materials)	887,492
678,347	Konecranes OYJ (Capital Goods)	35,650,782
156,813	Tokmanni Group Corp. (Consumer Discretionary Distribution & Retail)	2,379,731

		85,944,697

France – 3.6%
37,103	Alten SA (Software & Services)	4,360,356
176,554	Cie Plastic Omnium SE (Automobiles & Components)	2,150,423
694,951	Coface SA (Insurance)	10,694,326
32,845	ICADE REIT (Equity Real Estate Investment Trusts (REITs))	873,265
253,313	IPSOS SA (Media & Entertainment)	16,951,105
34,403	Mercialys SA REIT (Equity Real Estate Investment Trusts (REITs))	372,384
348,210	Nexans SA (Capital Goods)	37,083,221
246,433	Rubis SCA (Utilities)	8,528,130
1,974	Sopra Steria Group (Software & Services)	432,224
40,168	SPIE SA (Commercial & Professional Services)	1,460,535
2,296	Trigano SA (Automobiles & Components)	349,039
2,744,923	Valeo SE (Automobiles & Components)	34,787,804
458,844	Verallia SA (Materials)(a)	17,672,476

		135,715,288

Georgia – 0.3%
136,614	Bank of Georgia Group PLC (Banks)	9,147,549

Germany – 3.8%
1,412,381	AIXTRON SE (Semiconductors & Semiconductor Equipment)	32,817,981
81,264	CompuGroup Medical SE & Co. KgaA (Health Care Equipment & Services)	2,434,337
199,046	CTS Eventim AG & Co. KGaA (Media & Entertainment)	17,601,399
816,314	Deutz AG (Capital Goods)*	4,715,944
153,502	Duerr AG (Capital Goods)	3,926,824

Shares	Description	Value

Common Stocks – (continued)

Germany – (continued)
135,062	Gerresheimer AG (Pharmaceuticals, Biotechnology & Life Sciences)	$14,545,775
404,607	Hensoldt AG (Capital Goods)	15,940,299
377,507	Kloeckner & Co. SE (Capital Goods)	2,675,655
18,384	SAF-Holland SE (Automobiles & Components)	354,158
27,452	SMA Solar Technology AG (Semiconductors & Semiconductor Equipment)*	1,439,857
115,319	Softwareone Holding AG (Technology Hardware & Equipment)*	1,960,970
73,890	SUESS MicroTec SE (Semiconductors & Semiconductor Equipment)	3,657,138
2,025,090	TeamViewer SE (Software & Services)*(a)	26,716,477
123,903	Wacker Chemie AG (Materials)	13,263,576

		142,050,390

Guernsey – 0.0%
984,098	Balanced Commercial Property Trust Ltd. REIT (Equity Real Estate Investment Trusts (REITs))	956,691

Hong Kong – 0.9%
30,094	Hong Kong Resources Holdings Co. Ltd. (Consumer Discretionary Distribution & Retail)*	3,655
3,965,500	Kerry Properties Ltd. (Real Estate Management & Development)	7,687,582
725,000	Luk Fook Holdings International Ltd. (Consumer Discretionary Distribution & Retail)	1,738,087
24,963,000	Pacific Basin Shipping Ltd. (Transportation)	8,643,634
12,268,000	United Laboratories International Holdings Ltd. (The) (Pharmaceuticals, Biotechnology & Life Sciences)	14,475,007
1,424,500	Yue Yuen Industrial Holdings Ltd. (Consumer Durables & Apparel)	2,522,158

		35,070,123

Israel – 3.0%
88,576	Airport City Ltd. (Real Estate Management & Development)*	1,360,981
341,428	Alony Hetz Properties & Investments Ltd. (Real Estate Management & Development)	2,204,087

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Israel – (continued)
310,779	Amot Investments Ltd. (Real Estate Management & Development)	$1,303,444
6,688,436	Bezeq The Israeli Telecommunication Corp. Ltd. (Telecommunication Services)	8,308,594
14,596	Big Shopping Centers Ltd. (Real Estate Management & Development)*	1,501,510
51,654	Camtek Ltd. (Semiconductors & Semiconductor Equipment)	4,203,311
99,350	Clal Insurance Enterprises Holdings Ltd. (Insurance)*	1,656,663
14,226	Delek Group Ltd. (Energy)	1,671,026
12,462	Elco Ltd. (Capital Goods)	381,961
10,970	Enlight Renewable Energy Ltd. (Utilities)*	176,938
22,850	Fattal Holdings 1998 Ltd. (Consumer Services)*	2,772,254
7,650	FIBI Holdings Ltd. (Banks)	318,610
148,261	First International Bank Of Israel Ltd. (The) (Banks)	5,884,931
20,415	Fox Wizel Ltd. (Consumer Discretionary Distribution & Retail)	1,620,955
211,479	G City Ltd. (Real Estate Management & Development)*	612,144
762,384	Harel Insurance Investments & Financial Services Ltd. (Insurance)	6,950,505
107,134	Israel Canada T.R Ltd. (Real Estate Management & Development)	395,992
11,117	Israel Corp. Ltd. (Materials)(b)	2,649,271
23,279	Melisron Ltd. (Real Estate Management & Development)	1,596,941
2,136,482	Mivne Real Estate KD Ltd. (Real Estate Management & Development)	5,135,545
80,702	Nova Ltd. (Semiconductors & Semiconductor Equipment)*	13,657,263
33,626	OPC Energy Ltd. (Utilities)*	252,616
47,479	Perion Network Ltd. (Media & Entertainment)*	592,132
898,112	Phoenix Holdings Ltd. (The) (Insurance)	8,579,333
1,194,363	Plus500 Ltd. (Financial Services)	32,307,184
91,643	Shapir Engineering and Industry Ltd. (Capital Goods)*	499,952
661,801	Shufersal Ltd. (Consumer Staples Distribution & Retail)	4,357,335
19,356	Strauss Group Ltd. (Food, Beverage & Tobacco)	355,561
66,988	Tower Semiconductor Ltd. (Semiconductors & Semiconductor Equipment)*	2,167,758

		113,474,797

Shares	Description	Value

Common Stocks – (continued)

Italy – 4.3%
1,216,989	Azimut Holding SpA (Financial Services)	$32,070,661
440,251	Banca Generali SpA (Financial Services)	17,242,861
2,996,876	Banca Mediolanum SpA (Financial Services)(b)	32,430,930
1,344,955	BFF Bank SpA (Financial Services)(a)	17,259,310
1,111,550	Brembo NV (Automobiles & Components)	14,141,015
90,856	d’Amico International Shipping SA (Energy)	652,551
64,342	De’ Longhi SpA (Consumer Durables & Apparel)	2,109,935
415,339	Fincantieri SpA (Capital Goods)*(b)	315,151
349,772	Iveco Group NV (Capital Goods)	4,385,696
189,359	Pirelli & C SpA (Automobiles & Components)(a)	1,197,309
4,400,730	Unipol Gruppo SpA (Insurance)	39,451,272

		161,256,691

Japan – 36.1%
10,941	Activia Properties, Inc. REIT (Equity Real Estate Investment Trusts (REITs))	27,155,013
269,700	Aica Kogyo Co. Ltd. (Materials)	6,251,441
741,600	Air Water, Inc. (Materials)	11,135,279
87,900	Airtrip Corp. (Consumer Services)	789,070
773,900	Alfresa Holdings Corp. (Health Care Equipment & Services)	11,468,799
40,500	Aozora Bank Ltd. (Banks)(b)	629,246
40,700	Artience Co. Ltd. (Materials)	754,273
231,000	Casio Computer Co. Ltd. (Consumer Durables & Apparel)	1,924,526
228,600	Central Glass Co. Ltd. (Capital Goods)	4,059,536
1,290,700	Chiyoda Corp. (Capital Goods)*	3,559,070
749,800	Chugoku Electric Power Co., Inc. (The) (Utilities)	5,147,527
2,262,000	Citizen Watch Co. Ltd. (Technology Hardware & Equipment)	15,026,438
124,000	Cosmo Energy Holdings Co. Ltd. (Energy)	5,927,879
37,900	Daiichikosho Co. Ltd. (Media & Entertainment)	442,384
3,581	Daiwa House REIT Investment Corp. REIT (Equity Real Estate Investment Trusts (REITs))	6,015,279
1,195	Daiwa Securities Living Investments Corp. REIT (Equity Real Estate Investment Trusts (REITs))	811,416
1,096,700	DCM Holdings Co. Ltd. (Consumer Discretionary Distribution & Retail)	10,153,581

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
72,400	DIC Corp. (Materials)	$1,353,126
498,000	Doutor Nichires Holdings Co. Ltd. (Consumer Services)	6,668,956
88,300	Dowa Holdings Co. Ltd. (Materials)	3,306,570
53,700	DTS Corp. (Software & Services)	1,464,974
680,800	Exedy Corp. (Automobiles & Components)	12,464,587
13,800	Ezaki Glico Co. Ltd. (Food, Beverage & Tobacco)	356,260
175,100	Ferrotec Holdings Corp. (Semiconductors & Semiconductor Equipment)	3,324,547
28,600	Food & Life Cos. Ltd. (Consumer Services)	540,564
5,791	Frontier Real Estate Investment Corp. REIT (Equity Real Estate Investment Trusts (REITs))	16,834,994
108,500	Fuji Oil Holdings, Inc. (Food, Beverage & Tobacco)	1,596,906
282,300	Fuji Soft, Inc. (Software & Services)	11,047,475
56,800	Geo Holdings Corp. (Consumer Discretionary Distribution & Retail)	714,374
467,100	Glory Ltd. (Capital Goods)	8,416,332
714,100	GS Yuasa Corp. (Capital Goods)	13,473,242
23,400	G-Tekt Corp. (Automobiles & Components)	319,261
1,848,000	H2O Retailing Corp. (Consumer Staples Distribution & Retail)	20,881,005
336,700	Hazama Ando Corp. (Capital Goods)	2,510,454
71,300	Heiwa Corp. (Consumer Services)	893,176
132,800	Heiwado Co. Ltd. (Consumer Staples Distribution & Retail)	2,047,765
123,300	Hirata Corp. (Capital Goods)	5,516,264
958,000	HIS Co. Ltd. (Consumer Services)*(b)	10,644,662
98,600	Horiba Ltd. (Technology Hardware & Equipment)	9,566,085
1,646,600	IHI Corp. (Capital Goods)	39,426,446
1,960,900	Iino Kaiun Kaisha Ltd. (Transportation)	15,762,000
61,600	Inabata & Co. Ltd. (Capital Goods)	1,255,712
51,300	Iriso Electronics Co. Ltd. (Technology Hardware & Equipment)	1,003,156
194,900	Jaccs Co. Ltd. (Financial Services)	7,004,104
98,400	Japan Aviation Electronics Industry Ltd. (Technology Hardware & Equipment)	1,580,808

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
6,069	Japan Excellent, Inc. REIT (Equity Real Estate Investment Trusts (REITs))	$4,957,738
469,500	Japan Material Co. Ltd. (Semiconductors & Semiconductor Equipment)	6,623,700
2,225,500	JTEKT Corp. (Automobiles & Components)	17,227,150
347,900	Kaga Electronics Co. Ltd. (Technology Hardware & Equipment)	13,705,115
843,200	Kamigumi Co. Ltd. (Transportation)	18,209,400
1,148,600	Kandenko Co. Ltd. (Capital Goods)	12,812,301
722,500	Kanematsu Corp. (Capital Goods)	11,747,721
236,700	Kansai Paint Co. Ltd. (Materials)	3,081,402
74,800	Kawasaki Heavy Industries Ltd. (Capital Goods)	2,315,663
17,600	Keiyo Bank Ltd. (The) (Banks)	86,533
1,234,200	Kobe Steel Ltd. (Materials)	15,064,081
215,300	Kohnan Shoji Co. Ltd. (Consumer Discretionary Distribution & Retail)	6,080,168
1,042,800	Kokuyo Co. Ltd. (Commercial & Professional Services)	17,815,374
9,459,000	Konica Minolta, Inc. (Technology Hardware & Equipment)	31,452,473
58,800	Krosaki Harima Corp. (Materials)	1,271,037
19,300	KYB Corp. (Automobiles & Components)	658,881
16,900	Kyoei Steel Ltd. (Materials)	240,593
611,400	Kyoritsu Maintenance Co. Ltd. (Consumer Services)	13,038,505
106,300	Life Corp. (Consumer Staples Distribution & Retail)	2,655,508
130,400	Lintec Corp. (Materials)	2,599,651
240,300	Mani, Inc. (Health Care Equipment & Services)	2,783,885
201,300	Maruha Nichiro Corp. (Food, Beverage & Tobacco)	3,926,459
220,800	Menicon Co. Ltd. (Health Care Equipment & Services)	2,130,419
446,100	Mimasu Semiconductor Industry Co. Ltd. (Semiconductors & Semiconductor Equipment)	10,289,575
289,300	Mitsubishi Logisnext Co. Ltd. (Capital Goods)	2,853,253
4,062,800	Mitsubishi Motors Corp. (Automobiles & Components)	12,874,363
101,300	Mitsubishi Research Institute, Inc. (Software & Services)	3,149,408

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
131,300	Mitsubishi Shokuhin Co. Ltd. (Consumer Staples Distribution & Retail)	$4,655,683
1,248	Mitsui Fudosan Logistics Park, Inc. REIT (Equity Real Estate Investment Trusts (REITs))	3,580,321
280,500	Mitsui Mining & Smelting Co. Ltd. (Materials)	8,795,611
2,182,500	Mizuho Leasing Co. Ltd. (Financial Services)	15,590,550
472,800	Modec, Inc. (Energy)	9,328,036
4,303	Mori Trust Reit, Inc. REIT (Equity Real Estate Investment Trusts (REITs))	1,996,447
277,700	Morinaga & Co. Ltd. (Food, Beverage & Tobacco)	4,487,841
99,100	Musashi Seimitsu Industry Co. Ltd. (Automobiles & Components)	1,050,100
79,500	Nakanishi, Inc. (Health Care Equipment & Services)	1,221,273
1,148,600	NEC Networks & System Integration Corp. (Software & Services)	19,080,600
2,725,900	NGK Insulators Ltd. (Capital Goods)	37,133,016
40,300	Nichias Corp. (Capital Goods)	1,104,611
133,200	Nichirei Corp. (Food, Beverage & Tobacco)	3,334,877
583,100	Nikkon Holdings Co. Ltd. (Transportation)	11,445,154
650,500	Nippn Corp. (Food, Beverage & Tobacco)	10,038,464
286,900	Nippon Light Metal Holdings Co. Ltd. (Materials)	3,404,356
147,400	Nippon Shinyaku Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	4,078,600
107,800	Nippon Shokubai Co. Ltd. (Materials)	1,024,649
228,000	Nisshin Oillio Group Ltd. (The) (Food, Beverage & Tobacco)	7,324,411
2,183,200	Nisshin Seifun Group, Inc. (Food, Beverage & Tobacco)	28,479,590
139,300	Nisshinbo Holdings, Inc. (Capital Goods)	1,056,035
113,000	NOK Corp. (Automobiles & Components)	1,635,339
14,300	Noritake Co. Ltd./Nagoya Japan (Capital Goods)	375,396
502,700	NS Solutions Corp. (Software & Services)	16,373,753
804,800	NS United Kaiun Kaisha Ltd. (Transportation)	24,352,790
782,000	Okamura Corp. (Commercial & Professional Services)	11,842,785
2,250,000	Okasan Securities Group, Inc. (Financial Services)	10,778,532

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
1,872,000	Oki Electric Industry Co. Ltd. (Technology Hardware & Equipment)	$13,378,674
655,200	Optorun Co. Ltd. (Semiconductors & Semiconductor Equipment)	8,049,015
3,542	Orix JREIT, Inc. REIT (Equity Real Estate Investment Trusts (REITs))	3,733,552
155,600	OSG Corp. (Capital Goods)	2,006,665
35,100	Pacific Industrial Co. Ltd. (Automobiles & Components)	362,030
36,000	PALTAC Corp. (Consumer Discretionary Distribution & Retail)	1,089,610
248,600	Pigeon Corp. (Household & Personal Products)	2,265,996
91,900	Rakus Co. Ltd. (Software & Services)	928,932
223,600	Raysum Co. Ltd. (Real Estate Management & Development)	5,149,514
35,100	Resonac Holdings Corp. (Materials)	761,071
198,000	Ryobi Ltd. (Capital Goods)	3,439,238
13,500	Ryoyo Ryosan Holdings, Inc. (Technology Hardware & Equipment)	237,961
204,200	Saizeriya Co. Ltd. (Consumer Services)	6,895,314
153,900	SAMTY Co. Ltd. (Real Estate Management & Development)	2,625,360
1,778,500	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	17,178,687
64,400	Sawai Group Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,399,896
139,200	Seiko Group Corp. (Consumer Durables & Apparel)	3,682,007
22,800	Seria Co. Ltd. (Consumer Discretionary Distribution & Retail)	386,488
443,500	Shibaura Mechatronics Corp. (Semiconductors & Semiconductor Equipment)(b)	16,892,005
970,200	Shikoku Electric Power Co., Inc. (Utilities)	8,040,680
34,900	Shinagawa Refractories Co. Ltd. (Materials)	425,297
5,000,600	SKY Perfect JSAT Holdings, Inc. (Media & Entertainment)	29,427,044
1,570,800	Sojitz Corp. (Capital Goods)	40,443,170
1,236,600	Sumitomo Forestry Co. Ltd. (Consumer Durables & Apparel)	38,099,272
964,900	Sumitomo Heavy Industries Ltd. (Capital Goods)	26,888,600
743,300	Sumitomo Mitsui Construction Co. Ltd. (Capital Goods)	1,914,307

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
821,300	Sumitomo Osaka Cement Co. Ltd. (Materials)	$20,391,352
130,800	Sun Frontier Fudousan Co. Ltd. (Real Estate Management & Development)	1,626,813
426,000	Suzuken Co. Ltd. (Health Care Equipment & Services)	12,581,373
44,100	SWCC Corp. (Capital Goods)	1,162,787
356,400	Taikisha Ltd. (Capital Goods)	10,511,892
2,064,700	Takashimaya Co. Ltd. (Consumer Discretionary Distribution & Retail)	29,267,740
177,900	Takeuchi Manufacturing Co. Ltd. (Capital Goods)	6,748,320
156,800	Toa Corp. (Capital Goods)	1,083,382
50,100	Toagosei Co. Ltd. (Materials)	503,974
863,900	Tohoku Electric Power Co., Inc. (Utilities)	6,669,359
569,600	Tokai Rika Co. Ltd. (Automobiles & Components)	7,755,898
2,553,400	Tokai Tokyo Financial Holdings, Inc. (Financial Services)	9,357,011
1,150,800	Tokyo Century Corp. (Financial Services)	11,454,292
28,300	Tokyo Kiraboshi Financial Group, Inc. (Banks)	840,049
39,400	Tokyo Seimitsu Co. Ltd. (Semiconductors & Semiconductor Equipment)	2,563,868
2,015,100	Tokyo Steel Manufacturing Co. Ltd. (Materials)	21,375,834
904,500	Tokyo Tatemono Co. Ltd. (Real Estate Management & Development)	15,050,863
5,621,900	Tokyu Fudosan Holdings Corp. (Real Estate Management & Development)	41,187,473
3,637	Tokyu REIT, Inc. REIT (Equity Real Estate Investment Trusts (REITs))	3,742,218
261,200	Towa Corp. (Semiconductors & Semiconductor Equipment)	15,042,665
217,700	Towa Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	3,918,672
106,600	Toyo Construction Co. Ltd. (Capital Goods)	863,726
844,700	Toyo Seikan Group Holdings Ltd. (Materials)	13,056,820
1,919,500	Toyo Tire Corp. (Automobiles & Components)	36,315,227
1,538,500	Toyoda Gosei Co. Ltd. (Automobiles & Components)	29,786,444
2,030,700	Toyota Boshoku Corp. (Automobiles & Components)	30,030,667
19,100	Tsubakimoto Chain Co. (Capital Goods)	657,575

Shares	Description	Value

Common Stocks – (continued)

Japan – (continued)
28,200	WingArc1st, Inc. (Software & Services)	$477,608

		1,345,168,025

Netherlands – 2.2%
497,092	Aalberts NV (Capital Goods)	23,634,649
73,143	Alfen NV (Capital Goods)*(a)(b)	3,152,312
192,942	AMG Critical Materials NV (Materials)	4,528,410
3,649,761	Koninklijke BAM Groep NV (Capital Goods)	14,877,901
350,804	Koninklijke Vopak NV (Energy)	13,930,971
245,002	TKH Group NV (Capital Goods)*	10,553,219
303,151	Van Lanschot Kempen NV (Financial Services)	10,738,812

		81,416,274

Norway – 2.8%
4,456,801	Aker Solutions ASA (Energy)	16,799,009
1,901,899	Europris ASA (Consumer Discretionary Distribution & Retail)*(a)	11,970,004
2,848,356	Hoegh Autoliners ASA (Transportation)	29,896,804
661,493	Leroy Seafood Group ASA (Food, Beverage & Tobacco)	2,915,860
7,751,129	MPC Container Ships ASA (Transportation)(b)	12,459,117
133,456	Schibsted ASA, Class A (Media & Entertainment)	3,818,006
347,694	Schibsted ASA, Class B (Media & Entertainment)	9,740,502
201,908	Stolt-Nielsen Ltd. (Transportation)	8,633,596
919,251	Wallenius Wilhelmsen ASA (Transportation)	9,259,196

		105,492,094

Portugal – 0.3%
864,004	Mota-Engil SGPS SA (Capital Goods)	3,739,230
23,374	Navigator Co. SA (The) (Materials)	103,239
6,745,290	Sonae SGPS SA (Consumer Staples Distribution & Retail)	6,753,842

		10,596,311

Singapore – 1.0%
4,693,326	Hafnia Ltd. (Energy)	35,386,498
21,909	Kenon Holdings Ltd. (Utilities)	493,607

		35,880,105

Spain – 3.1%
13,741,737	Banco de Sabadell SA (Banks)	26,249,530
4,638,026	Bankinter SA (Banks)	36,659,730
3,340,916	Inmobiliaria Colonial Socimi SA REIT (Equity Real Estate Investment Trusts (REITs))	19,540,018

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Spain – (continued)
5,155	Laboratorios Farmaceuticos Rovi SA (Pharmaceuticals, Biotechnology & Life Sciences)	$463,770
2,265,904	Merlin Properties Socimi SA REIT (Equity Real Estate Investment Trusts (REITs))(b)	25,489,505
5,755,901	Unicaja Banco SA (Banks)(a)	7,518,678

		115,921,231

Sweden – 6.2%
960,160	AAK AB (Food, Beverage & Tobacco)	24,696,799
13,812	AddTech AB, Class B (Capital Goods)	287,147
2,328,685	Arjo AB, Class B (Health Care Equipment & Services)	9,773,498
71,991	Axfood AB (Consumer Staples Distribution & Retail)	1,862,368
1,913,931	Betsson AB, Class B (Consumer Services)*	21,155,427
37,362	BoneSupport Holding AB (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	759,238
673,710	Bravida Holding AB (Commercial & Professional Services)(a)	4,555,555
1,799,630	Elekta AB, Class B (Health Care Equipment & Services)	12,814,863
3,859,275	Fortnox AB (Software & Services)	22,487,762
411,398	Hemnet Group AB (Media & Entertainment)	10,691,698
1,085,641	Hexatronic Group AB (Capital Goods)(b)	3,309,706
1,450,848	Hexpol AB (Materials)	16,416,551
557,285	Inwido AB (Capital Goods)	6,863,730
85,521	JM AB (Consumer Durables & Apparel)(b)	1,448,283
362,736	Lindab International AB (Capital Goods)	7,286,746
82,069	Loomis AB (Commercial & Professional Services)	2,097,419
63,924	MEKO AB (Consumer Discretionary Distribution & Retail)	653,138
490,877	Mycronic AB (Technology Hardware & Equipment)	17,084,492
21,656	Sectra AB, Class B (Health Care Equipment & Services)*	426,112
49,707	SSAB AB, Class A (Materials)	279,111
3,814,592	SSAB AB, Class B (Materials)(b)	21,344,784
3,718,930	Storskogen Group AB, Class B (Capital Goods)	1,992,440
33,474	Thule Group AB (Consumer Durables & Apparel)(a)	944,963
896,281	Trelleborg AB, Class B (Capital Goods)	31,587,122

Shares	Description	Value

Common Stocks – (continued)

Sweden – (continued)
439,269	Truecaller AB, Class B (Software & Services)*(b)	$1,395,789
193,509	Vitrolife AB (Pharmaceuticals, Biotechnology & Life Sciences)	2,890,233
530,664	Wihlborgs Fastigheter AB (Real Estate Management & Development)(b)	4,444,653

		229,549,627

Switzerland – 3.1%
573,071	Accelleron Industries AG (Capital Goods)	22,280,296
6,363,479	Aryzta AG (Food, Beverage & Tobacco)*	12,047,566
51,308	Belimo Holding AG (Capital Goods)	23,739,561
28,847	Burckhardt Compression Holding AG (Capital Goods)	18,373,351
117,781	DKSH Holding AG (Capital Goods)	7,674,824
85,404	Galenica AG (Health Care Equipment & Services)(a)	6,534,971
37,788	Huber + Suhner AG (Capital Goods)	3,006,023
33,946	Implenia AG (Capital Goods)	1,241,286
5,695	Inficon Holding AG (Technology Hardware & Equipment)	7,918,324
1,325	Kardex Holding AG (Capital Goods)	350,572
2,033	Komax Holding AG (Capital Goods)	349,740
12,411	Landis+Gyr Group AG (Technology Hardware & Equipment)*	918,216
92,134	Stadler Rail AG (Capital Goods)	2,733,353
49,024	Sulzer AG (Capital Goods)	5,937,795
35,912	Zehnder Group AG (Capital Goods)	2,093,786

		115,199,664

United Kingdom – 10.4%
9,264	4imprint Group PLC (Media & Entertainment)	715,998
680,289	B&M European Value Retail SA (Consumer Discretionary Distribution & Retail)	4,390,295
3,390,172	Babcock International Group PLC (Capital Goods)	21,453,121
3,588,959	Beazley PLC (Insurance)	29,694,217
1,028,676	Bellway PLC (Consumer Durables & Apparel)	32,326,936
33,051	Big Yellow Group PLC REIT (Equity Real Estate Investment Trusts (REITs))	444,613
94,358	Bodycote PLC (Capital Goods)	811,640
2,505,807	Breedon Group PLC (Materials)	11,259,399

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Shares	Description	Value

Common Stocks – (continued)

United Kingdom – (continued)
4,525,703	British Land Co. PLC (The) REIT (Equity Real Estate Investment Trusts (REITs))	$21,823,609
799,602	Britvic PLC (Food, Beverage & Tobacco)	8,817,803
941,582	Bytes Technology Group PLC (Software & Services)	5,727,040
153,503	Chemring Group PLC (Capital Goods)	719,286
89,385	Clarkson PLC (Transportation)	4,339,197
30,349	Computacenter PLC (Software & Services)	973,004
140,569	Dunelm Group PLC (Consumer Discretionary Distribution & Retail)	1,770,855
283,238	Frasers Group PLC (Consumer Discretionary Distribution & Retail)*	2,882,396
31,375	Games Workshop Group PLC (Consumer Durables & Apparel)	3,877,770
994,263	Grainger PLC (Real Estate Management & Development)	3,186,708
180,174	Greggs PLC (Consumer Services)	6,097,442
380,441	Harbour Energy PLC (Energy)	1,359,499
1,617,246	IG Group Holdings PLC (Financial Services)	15,090,938
40,866	IMI PLC (Capital Goods)	890,173
2,844,080	Inchcape PLC (Consumer Discretionary Distribution & Retail)	28,346,723
186,355	Indivior PLC (Pharmaceuticals, Biotechnology & Life Sciences)*	3,345,327
301,689	Investec PLC (Financial Services)	1,910,985
878,496	Lancashire Holdings Ltd. (Insurance)	6,696,121
20,423	Liontrust Asset Management PLC (Financial Services)	172,257
10,345,824	Man Group PLC (Financial Services)	33,178,067
771,773	Mitie Group PLC (Commercial & Professional Services)	1,128,312
144,072	Pagegroup PLC (Commercial & Professional Services)	800,613
1,074,911	Paragon Banking Group PLC (Financial Services)	9,586,175
1,296,223	Playtech PLC (Consumer Services)*	8,584,387
343,220	Primary Health Properties PLC REIT (Equity Real Estate Investment Trusts (REITs))	392,848
5,430,258	QinetiQ Group PLC (Capital Goods)	23,174,671
331,960	Redde Northgate PLC (Transportation)	1,587,432

Shares	Description	Value

Common Stocks – (continued)

United Kingdom – (continued)
1,769,746	Redrow PLC (Consumer Durables & Apparel)	$14,228,681
15,882	Renishaw PLC (Technology Hardware & Equipment)	818,905
501,690	Rotork PLC (Capital Goods)	2,016,763
4,199,868	Serco Group PLC (Commercial & Professional Services)	9,614,237
1,889,731	Serica Energy PLC (Energy)	4,375,814
244,142	Shaftesbury Capital PLC REIT (Equity Real Estate Investment Trusts (REITs))	408,670
461,332	Spectris PLC (Technology Hardware & Equipment)	19,082,148
185,705	Subsea 7 SA (Energy)*	2,987,577
1,119,556	TP ICAP Group PLC (Financial Services)	2,898,127
311,446	Trainline PLC (Consumer Services)*(a)	1,161,275
1,109,576	Travis Perkins PLC (Capital Goods)	10,385,978
1,635,729	Tritax Big Box REIT PLC REIT (Equity Real Estate Investment Trusts (REITs))	3,089,626
5,080,287	UK Commercial Property REIT Ltd. REIT (Equity Real Estate Investment Trusts (REITs))	4,264,026
263,307	UNITE Group PLC (The) REIT (Equity Real Estate Investment Trusts (REITs))	3,043,972
37,330	Vesuvius PLC (Capital Goods)	222,888
622,252	Vistry Group PLC (Consumer Durables & Apparel)*	9,243,320
102,210	Yellow Cake PLC (Capital Goods)*(a)	820,550

		386,218,414

United States – 1.8%
242,503	Burford Capital Ltd. (Financial Services)	3,757,444
404,486	Carnival PLC ADR (Consumer Services)*	5,420,112
6,658,455	Reliance Worldwide Corp. Ltd. (Capital Goods)	21,855,299
1,303,145	Signify NV (Capital Goods)(a)	35,538,691

		66,571,546

TOTAL COMMON STOCKS (Cost $3,260,731,618)		3,581,988,370

Shares	Description	Rate	Value

Preferred Stocks – 0.5%

Germany – 0.5%
354,029	FUCHS SE (Materials)	2.44%	16,532,908

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Schedule of Investments (continued) April 30, 2024 (Unaudited)

Shares	Description	Rate	Value

Preferred Stocks – (continued)

Germany – (continued)
19,227	Jungheinrich AG (Capital Goods)	1.95%	$714,937

TOTAL PREFERRED STOCKS (Cost $14,954,128)			17,247,845

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE (Cost $3,275,685,746)			3,599,236,215

Shares	Dividend Rate

Securities Lending Reinvestment Vehicle – 1.7%(c)

Goldman Sachs Financial Square Government Fund – Institutional Shares
64,496,978	5.223%	64,496,978
(Cost $64,496,978)

TOTAL INVESTMENTS – 98.3% (Cost $3,340,182,724)		$3,663,733,193

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.7%		63,050,662

NET ASSETS – 100.0%		$3,726,783,855

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.
(b)	All or a portion of security is on loan.
(c)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value

Industrials	25.8%
Financials	14.7
Consumer Discretionary	14.5
Information Technology	10.8
Materials	9.8
Real Estate	8.0
Consumer Staples	4.8
Health Care	3.8
Communication Services	2.7
Energy	2.5
Utilities	0.8
Securities Lending Reinvestment Vehicle	1.8

TOTAL INVESTMENTS	100.0%

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At April 30, 2024, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
EURO STOXX 50 Index	573	06/21/24	$29,945,445	$(687,075)
FTSE 100 Index	139	06/21/24	14,170,293	460,497
Hang Seng Index	15	05/30/24	1,698,806	70,418
MSCI Singapore Index	68	05/30/24	1,509,893	3,425
SPI 200 Index	57	06/20/24	7,094,140	(148,698)
TOPIX Index	135	06/13/24	23,513,616	6,373

Total Futures Contracts				$(295,060)

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities April 30, 2024 (Unaudited)

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund

Assets:
Investments in unaffiliated issuers, at value (cost $1,607,932,075, $1,407,447,874 and $3,275,685,746, respectively)(a)	$1,865,665,928	$1,597,743,131	$3,599,236,215
Investments in affiliated issuers, at value (cost $6,414,871, $– and $–, respectively)	6,414,871	—	—
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	—	32,519,185	64,496,978
Cash	39,348,665	7,146,945	11,599,181
Foreign Currency, at value (cost $9,955,381, $42,798,122 and $85,272,634, respectively)	9,941,737	42,566,146	84,281,946
Receivables:
Investments sold	67,939,758	40,689,690	68,232,884
Dividends	4,717,146	8,875,679	25,090,231
Collateral on certain derivative contracts	850,164	—	4,850,492
Fund shares sold	801,761	1,490,489	3,668,512
Foreign tax reclaims	335,354	7,666,462	9,610,133
Reimbursement from investment adviser	171,055	73,697	133,848
Securities lending income	12,926	11,831	77,575
Other assets	95,841	92,344	145,031

Total assets	1,996,295,206	1,738,875,599	3,871,423,026

Liabilities:
Variation margin on futures contracts	392,393	36,488	72,686
Payables:
Investments purchased	71,588,258	44,303,075	66,486,160
Foreign capital gains taxes	9,840,590	—	—
Management fees	1,561,345	1,069,928	2,482,974
Fund shares redeemed	1,452,532	935,355	10,819,147
Distribution and Service fees and Transfer Agency fees	84,684	92,005	154,127
Payable upon return of securities loaned	—	32,519,185	64,496,978
Due to broker	—	7,566	—
Accrued expenses	149,019	172,071	127,099

Total liabilities	85,068,821	79,135,673	144,639,171

Net Assets:
Paid-in capital	2,059,881,854	1,504,189,110	3,752,821,670
Total distributable earnings (loss)	(148,655,469)	155,550,816	(26,037,815)

NET ASSETS	$1,911,226,385	$1,659,739,926	$3,726,783,855
Net Assets:
Class A	$30,486,324	$75,413,912	$70,122,892
Class C	3,346,176	6,254,325	8,310,370
Institutional	1,226,849,748	785,298,092	3,057,203,589
Service	—	2,547,016	—
Investor	62,352,735	91,418,333	78,481,599
Class R6	506,406,842	299,842,167	476,907,943
Class R	22,535,366	6,258,107	—
Class P	59,249,194	392,707,974	35,757,462
Total Net Assets	$1,911,226,385	$1,659,739,926	$3,726,783,855
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	3,536,293	5,372,347	5,551,948
Class C	392,748	453,270	677,998
Institutional	143,068,506	54,128,051	242,962,305
Service	—	178,884	—
Investor	7,281,391	6,634,013	6,260,086
Class R6	59,119,113	20,684,394	37,801,508
Class R	2,673,270	460,484	—
Class P	6,917,824	27,117,483	2,834,699
Net asset value, offering and redemption price per share:(b)
Class A	$8.62	$14.04	$12.63
Class C	8.52	13.80	12.26
Institutional	8.58	14.51	12.58
Service	—	14.24	—
Investor	8.56	13.78	12.54
Class R6	8.57	14.50	12.62
Class R	8.43	13.59	—
Class P	8.56	14.48	12.61

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Assets and Liabilities (continued) April 30, 2024 (Unaudited)

(a)

Includes loaned securities having a market value of $–, $30,185,084 and $60,422,077 for Emerging Markets Equity Insights Fund, International Equity Insights Fund and International Small Cap Insights Fund, respectively.

(b)

Maximum public offering price per share for Class A Shares of the Emerging Markets Equity Insights Fund, International Equity Insights Fund and International Small Cap Insights Fund is $9.12, $14.86 and $13.37, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Operations For the Six Months Ended April 30, 2023 (Unaudited)

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund

Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $3,442,923,
$2,803,347 and $8,710,306, respectively)	$26,347,327	$24,612,651	$65,940,487

Dividends — affiliated issuers	56,311	23,075	1,148

Securities lending income, net of rebates received or paid to borrowers – affiliated issuer	27,866	22,578	436,961

Total Investment Income	26,431,504	24,658,304	66,378,596

Expenses:

Management fees	9,077,928	6,171,562	14,141,922

Custody, accounting and administrative services	705,051	214,139	418,804

Transfer Agency fees(a)	398,275	372,226	759,738

Distribution and/or Service (12b-1) fees(a)	103,142	136,220	126,368

Professional fees	81,597	77,011	76,324

Registration fees	70,910	82,954	105,823

Printing and mailing costs	49,642	12,050	214,849

Trustee fees	11,610	11,390	12,681

Service fees — Class C	4,205	8,168	12,503

Shareholder meeting expense	—	—	2,846

Shareholder Administration fees — Service Shares	—	3,068	—

Other	119	5,871	34,750

Total expenses	10,502,479	7,094,659	15,906,608

Less — expense reductions	(631,741)	(380,353)	(620,620)

Net expenses	9,870,738	6,714,306	15,285,988

NET INVESTMENT INCOME	16,560,766	17,943,998	51,092,608

Realized and Unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	70,922,960	78,886,834	161,169,764

Futures contracts	1,620,521	1,312,843	7,731,604

Foreign currency transactions	(938,347)	35,221	1,356,803

Forward foreign currency exchange contracts	(128,677)	—	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers (including the effects of the net change in foreign capital gains tax liability of $6,495,995, $– and $–, respectively)	209,008,105	164,394,250	349,868,256

Futures contracts	(194,130)	686,299	1,861,355

Foreign currency translations	520	(46,643)	(793,556)

Net realized and unrealized gain	280,290,952	245,268,804	521,194,226

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$296,851,718	$263,212,802	$572,286,834

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Emerging Markets Equity Insights Fund	$35,667	$12,616	$–	$54,859	$21,400	$2,523	$234,341	$–	$41,923	$72,574	$16,458	$9,056

International Equity Insights Fund	$93,938	$24,505	$3,068	$14,709	$56,363	$4,901	$148,827	$491	$56,347	$42,674	$4,413	$58,210

International Small Cap Insights Fund	$88,860	$37,508	$–	$–	$53,316	$7,502	$561,153	$–	$60,287	$72,058	$–	$5,422

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets

	Emerging Markets Equity Insights Fund		International Equity Insights Fund
	For the Six Months Ended April 30, 2024 (Unaudited)	For the Fiscal Year Ended October 31, 2023	For the Six Months Ended April 30, 2024 (Unaudited)	For the Fiscal Year Ended October 31, 2023

From operations:

Net investment income	$16,560,766	$44,831,788	$17,943,998	$41,963,742

Net realized gain (loss)	71,476,457	(79,645,622)	80,234,898	62,052,922

Net change in unrealized gain	208,814,495	240,570,276	165,033,906	162,158,919

Net increase in net assets resulting from operations	296,851,718	205,756,442	263,212,802	266,175,583

Distributions to shareholders:

From distributable earnings:

Class A Shares	(987,303)	(648,747)	(1,901,154)	(2,661,485)

Class C Shares	(92,251)	(50,511)	(113,202)	(214,926)

Institutional Shares	(44,413,798)	(27,005,939)	(20,182,549)	(26,688,204)

Service Shares	–	–	(56,767)	(69,208)

Investor Shares	(1,997,983)	(1,951,545)	(1,916,004)	(2,637,002)

Class R6 Shares	(17,515,640)	(12,780,576)	(7,577,922)	(16,439,891)

Class R Shares	(738,041)	(384,153)	(141,376)	(194,401)

Class P Shares	(2,787,818)	(1,800,643)	(10,730,751)	(13,005,096)

Total distributions to shareholders	(68,532,834)	(44,622,114)	(42,619,725)	(61,910,213)

From share transactions:

Proceeds from sales of shares	215,782,716	543,708,456	170,980,619	275,247,102

Reinvestment of distributions	59,020,622	39,227,947	29,400,825	44,885,211

Cost of shares redeemed	(305,267,007)	(564,060,858)	(243,942,599)	(621,302,000)

Net increase (decrease) in net assets resulting from share transactions	(30,463,669)	18,875,545	(43,561,155)	(301,169,687)

TOTAL INCREASE (DECREASE)	197,855,215	180,009,873	177,031,922	(96,904,317)

Net Assets:

Beginning of period	$1,713,371,170	$1,533,361,297	$1,482,708,004	$1,579,612,321

End of period	$1,911,226,385	$1,713,371,170	$1,659,739,926	$1,482,708,004

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Statements of Changes in Net Assets (continued)

	International Small Cap Insights Fund
	For the Six Months Ended April 30, 2024 (Unaudited)	For the Fiscal Year Ended October 31, 2023

From operations:

Net investment income	$51,092,608	$81,502,859

Net realized gain (loss)	170,258,171	(15,791,068)

Net change in unrealized gain	350,936,055	240,681,019

Net increase in net assets resulting from operations	572,286,834	306,392,810

Distributions to shareholders:

From distributable earnings:

Class A Shares	(1,857,791)	(1,933,210)

Class C Shares	(192,065)	(224,982)

Institutional Shares	(82,101,317)	(68,595,559)

Investor Shares	(2,363,189)	(2,541,993)

Class R6 Shares	(14,626,286)	(15,528,105)

Class P Shares	(1,174,223)	(1,171,633)

Total distributions to shareholders	(102,314,871)	(89,995,482)

From share transactions:

Proceeds from sales of shares	505,665,866	787,848,859

Reinvestment of distributions	98,971,715	87,292,254

Cost of shares redeemed	(345,262,324)	(878,910,381)

Net increase (decrease) in net assets resulting from share transactions	259,375,257	(3,769,268)

TOTAL INCREASE	729,347,220	212,628,060

Net Assets:

Beginning of period	$2,997,436,635	$2,784,808,575

End of period	$3,726,783,855	$2,997,436,635

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights Selected Data for a Share Outstanding Throughout Each Period

	Emerging Markets Equity Insights Fund

	Class A Shares

	Six Months Ended
	April 30, 2024		Year Ended October 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$7.59		$6.86	$11.87	$10.25	$9.34	$8.98

Net investment income(a)	0.06		0.17	0.21	0.18	0.10	0.15

Net realized and unrealized gain (loss)	1.26		0.72	(3.18)	1.53	0.96	0.36

Total from investment operations	1.32		0.89	(2.97)	1.71	1.06	0.51

Distributions to shareholders from net investment income	(0.29)		(0.16)	(0.17)	(0.09)	(0.15)	(0.15)

Distributions to shareholders from net realized gains	–		–	(1.87)	–	–	–

Total distributions	(0.29)		(0.16)	(2.04)	(0.09)	(0.15)	(0.15)

Net asset value, end of period	$8.62		$7.59	$6.86	$11.87	$10.25	$9.34

Total Return(b)	17.73%		12.89%	(29.83)%	16.60%	11.56%	5.74%

Net assets, end of period (in 000’s)	$30,486		$26,139	$27,678	$50,146	$52,068	$72,886

Ratio of net expenses to average net assets	1.39	%(c)	1.42%	1.46%	1.46%	1.47%	1.48%

Ratio of total expenses to average net assets	1.50	%(c)	1.52%	1.51%	1.51%	1.53%	1.56%

Ratio of net investment income to average net assets	1.54	%(c)	2.19%	2.30%	1.45%	1.13%	1.61%

Portfolio turnover rate(d)	79%		165%	167%	189%	178%	165%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Emerging Markets Equity Insights Fund

	Class C Shares

	Six Months Ended
	April 30, 2024		Year Ended October 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$7.47		$6.75	$11.69	$10.10	$9.19	$8.83

Net investment income(a)	0.03		0.11	0.14	0.09	0.04	0.08

Net realized and unrealized gain (loss)	1.24		0.71	(3.13)	1.50	0.94	0.36

Total from investment operations	1.27		0.82	(2.99)	1.59	0.98	0.44

Distributions to shareholders from net investment income	(0.22)		(0.10)	(0.08)	–	(0.07)	(0.08)

Distributions to shareholders from net realized gains	–		–	(1.87)	–	–	–

Total distributions	(0.22)		(0.10)	(1.95)	–	(0.07)	(0.08)

Net asset value, end of period	$8.52		$7.47	$6.75	$11.69	$10.10	$9.19

Total Return(b)	17.31%		12.03%	(30.36)%	15.74%	10.65%	5.09%

Net assets, end of period (in 000’s)	$3,346		$3,279	$3,163	$5,817	$5,905	$8,303

Ratio of net expenses to average net assets	2.15	%(c)	2.17%	2.21%	2.21%	2.21%	2.23%

Ratio of total expenses to average net assets	2.26	%(c)	2.26%	2.26%	2.26%	2.28%	2.31%

Ratio of net investment income to average net assets	0.72	%(c)	1.44%	1.56%	0.74%	0.41%	0.85%

Portfolio turnover rate(d)	79%		165%	167%	189%	178%	165%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Emerging Markets Equity Insights Fund

	Institutional Shares

	Six Months Ended
	April 30, 2024		Year Ended October 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$7.56		$6.85	$11.86	$10.24	$9.33	$8.99

Net investment income(a)	0.07		0.19	0.24	0.23	0.14	0.19

Net realized and unrealized gain (loss)	1.27		0.72	(3.17)	1.52	0.96	0.35

Total from investment operations	1.34		0.91	(2.93)	1.75	1.10	0.54

Distributions to shareholders from net investment income	(0.32)		(0.20)	(0.21)	(0.13)	(0.19)	(0.20)

Distributions to shareholders from net realized gains	–		–	(1.87)	–	–	–

Total distributions	(0.32)		(0.20)	(2.08)	(0.13)	(0.19)	(0.20)

Net asset value, end of period	$8.58		$7.56	$6.85	$11.86	$10.24	$9.33

Total Return(b)	18.08%		13.28%	(29.64)%	17.07%	11.90%	6.18%

Net assets, end of period (in 000’s)	$1,226,850		$1,074,796	$925,443	$1,029,785	$961,138	$938,157

Ratio of net expenses to average net assets	1.07	%(c)	1.09%	1.09%	1.09%	1.09%	1.10%

Ratio of total expenses to average net assets	1.14	%(c)	1.15%	1.13%	1.14%	1.16%	1.18%

Ratio of net investment income to average net assets	1.84	%(c)	2.49%	2.76%	1.88%	1.53%	2.01%

Portfolio turnover rate(d)	79%		165%	167%	189%	178%	165%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Emerging Markets Equity Insights Fund

	Investor Shares

	Six Months Ended
	April 30, 2024		Year Ended October 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$7.55		$6.84	$11.83	$10.22	$9.32	$8.97

Net investment income(a)	0.07		0.19	0.22	0.22	0.13	0.18

Net realized and unrealized gain (loss)	1.25		0.71	(3.14)	1.51	0.95	0.36

Total from investment operations	1.32		0.90	(2.92)	1.73	1.08	0.54

Distributions to shareholders from net investment income	(0.31)		(0.19)	(0.20)	(0.12)	(0.18)	(0.19)

Distributions to shareholders from net realized gains	–		–	(1.87)	–	–	–

Total distributions	(0.31)		(0.19)	(2.07)	(0.12)	(0.18)	(0.19)

Net asset value, end of period	$8.56		$7.55	$6.84	$11.83	$10.22	$9.32

Total Return(b)	18.00%		13.16%	(29.69)%	16.96%	11.76%	6.06%

Net assets, end of period (in 000’s)	$62,353		$48,549	$64,188	$103,200	$89,556	$118,727

Ratio of net expenses to average net assets	1.14	%(c)	1.17%	1.21%	1.21%	1.22%	1.23%

Ratio of total expenses to average net assets	1.25	%(c)	1.27%	1.26%	1.26%	1.28%	1.31%

Ratio of net investment income to average net assets	1.80	%(c)	2.44%	2.51%	1.78%	1.39%	1.92%

Portfolio turnover rate(d)	79%		165%	167%	189%	178%	165%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Emerging Markets Equity Insights Fund

	Class R6 Shares

	Six Months Ended
	April 30, 2024		Year Ended October 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$7.56		$6.84	$11.85	$10.23	$9.33	$8.98

Net investment income(a)	0.08		0.20	0.24	0.23	0.14	0.17

Net realized and unrealized gain (loss)	1.25		0.72	(3.17)	1.52	0.95	0.38

Total from investment operations	1.33		0.92	(2.93)	1.75	1.09	0.55

Distributions to shareholders from net investment income	(0.32)		(0.20)	(0.21)	(0.13)	(0.19)	(0.20)

Distributions to shareholders from net realized gains	–		–	(1.87)	–	–	–

Total distributions	(0.32)		(0.20)	(2.08)	(0.13)	(0.19)	(0.20)

Net asset value, end of period	$8.57		$7.56	$6.84	$11.85	$10.23	$9.33

Total Return(b)	17.96%		13.29%	(29.55)%	17.10%	11.81%	6.32%

Net assets, end of period (in 000’s)	$506,407		$487,451	$417,309	$572,973	$465,604	$491,306

Ratio of net expenses to average net assets	1.06	%(c)	1.08%	1.08%	1.08%	1.08%	1.09%

Ratio of total expenses to average net assets	1.13	%(c)	1.14%	1.13%	1.13%	1.15%	1.17%

Ratio of net investment income to average net assets	1.85	%(c)	2.52%	2.72%	1.90%	1.53%	1.89%

Portfolio turnover rate(d)	79%		165%	167%	189%	178%	165%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Emerging Markets Equity Insights Fund

	Class R Shares

	Six Months Ended
	April 30, 2024		Year Ended October 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$7.42		$6.72	$11.66	$10.08	$9.20	$8.86

Net investment income(a)	0.05		0.15	0.18	0.13	0.08	0.12

Net realized and unrealized gain (loss)	1.23		0.70	(3.10)	1.52	0.95	0.36

Total from investment operations	1.28		0.85	(2.92)	1.65	1.03	0.48

Distributions to shareholders from net investment income	(0.27)		(0.15)	(0.15)	(0.07)	(0.15)	(0.14)

Distributions to shareholders from net realized gains	–		–	(1.87)	–	–	–

Total distributions	(0.27)		(0.15)	(2.02)	(0.07)	(0.15)	(0.14)

Net asset value, end of period	$8.43		$7.42	$6.72	$11.66	$10.08	$9.20

Total Return(b)	17.64%		12.61%	(30.08)%	16.43%	11.19%	5.52%

Net assets, end of period (in 000’s)	$22,535		$19,937	$17,352	$24,710	$29,635	$27,790

Ratio of net expenses to average net assets	1.64	%(c)	1.67%	1.71%	1.71%	1.72%	1.73%

Ratio of total expenses to average net assets	1.75	%(c)	1.76%	1.76%	1.76%	1.78%	1.82%

Ratio of net investment income to average net assets	1.26	%(c)	1.92%	2.08%	1.11%	0.91%	1.27%

Portfolio turnover rate(d)	79%		165%	167%	189%	178%	165%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS EMERGING MARKETS EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	Emerging Markets Equity Insights Fund

	Class P Shares

	Six Months Ended
	April 30, 2024		Year Ended October 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$7.56		$6.84	$11.85	$10.23	$9.33	$8.98

Net investment income(a)	0.07		0.20	0.25	0.24	0.14	0.18

Net realized and unrealized gain (loss)	1.25		0.72	(3.18)	1.51	0.95	0.37

Total from investment operations	1.32		0.92	(2.93)	1.75	1.09	0.55

Distributions to shareholders from net investment income	(0.32)		(0.20)	(0.21)	(0.13)	(0.19)	(0.20)

Distributions to shareholders from net realized gains	–		–	(1.87)	–	–	–

Total distributions	(0.32)		(0.20)	(2.08)	(0.13)	(0.19)	(0.20)

Net asset value, end of period	$8.56		$7.56	$6.84	$11.85	$10.23	$9.33

Total Return(b)	17.97%		13.27%	(29.55)%	17.10%	11.80%	6.33%

Net assets, end of period (in 000’s)	$59,249		$53,221	$78,229	$139,870	$112,229	$125,429

Ratio of net expenses to average net assets	1.07	%(c)	1.08%	1.08%	1.08%	1.08%	1.09%

Ratio of total expenses to average net assets	1.13	%(c)	1.14%	1.13%	1.13%	1.15%	1.17%

Ratio of net investment income to average net assets	1.75	%(c)	2.55%	2.73%	1.92%	1.48%	1.96%

Portfolio turnover rate(d)	79%		165%	167%	189%	178%	165%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights Selected Data for a Share Outstanding Throughout Each Period

	International Equity Insights Fund

	Class A Shares

	Six Months Ended
	April 30, 2024		Year Ended October 31,

	(Unaudited)		2023		2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$12.14		$10.75		$14.76	$11.40	$12.46	$11.88

Net investment income(a)	0.13		0.27	(b)	0.31	0.22	0.14	0.23

Net realized and unrealized gain (loss)	2.11		1.54		(3.46)	3.35	(0.92)	0.52

Total from investment operations	2.24		1.81		(3.15)	3.57	(0.78)	0.75

Distributions to shareholders from net investment income	(0.34)		(0.42)		(0.41)	(0.21)	(0.28)	(0.17)

Distributions to shareholders from net realized gains	–		–		(0.45)	–	–	–

Total distributions	(0.34)		(0.42)		(0.86)	(0.21)	(0.28)	(0.17)

Net asset value, end of period	$14.04		$12.14		$10.75	$14.76	$11.40	$12.46

Total Return(c)	18.55%		17.17%		(22.56)%	31.50%	(6.44)%	6.58%

Net assets, end of period (in 000’s)	$75,414		$68,093		$69,254	$103,852	$204,087	$237,898

Ratio of net expenses to average net assets	1.18	%(d)	1.19%		1.18%	1.17%	1.17%	1.16%

Ratio of total expenses to average net assets	1.23	%(d)	1.24%		1.22%	1.21%	1.23%	1.24%

Ratio of net investment income to average net assets	1.88	%(d)	2.26	%(b)	2.44%	1.55%	1.22%	1.97%

Portfolio turnover rate(e)	75%		157%		151%	164%	160%	136%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.04 per share and 0.33% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	International Equity Insights Fund

	Class C Shares

	Six Months Ended
	April 30, 2024		Year Ended October 31,

	(Unaudited)		2023		2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$11.88		$10.49		$14.42	$11.13	$12.13	$11.56

Net investment income(a)	0.07		0.18	(b)	0.21	0.15	0.05	0.14

Net realized and unrealized gain (loss)	2.07		1.51		(3.39)	3.24	(0.90)	0.52

Total from investment operations	2.14		1.69		(3.18)	3.39	(0.85)	0.66

Distributions to shareholders from net investment income	(0.22)		(0.30)		(0.30)	(0.10)	(0.15)	(0.09)

Distributions to shareholders from net realized gains	–		–		(0.45)	–	–	–

Total distributions	(0.22)		(0.30)		(0.75)	(0.10)	(0.15)	(0.09)

Net asset value, end of period	$13.80		$11.88		$10.49	$14.42	$11.13	$12.13

Total Return(c)	18.14%		16.26%		(23.16)%	30.53%	(7.08)%	5.79%

Net assets, end of period (in 000’s)	$6,254		$6,529		$8,393	$14,406	$13,484	$22,427

Ratio of net expenses to average net assets	1.93	%(d)	1.94%		1.93%	1.92%	1.92%	1.91%

Ratio of total expenses to average net assets	1.98	%(d)	1.99%		1.97%	1.96%	1.98%	1.99%

Ratio of net investment income to average net assets	1.05	%(d)	1.48	%(b)	1.69%	1.05%	0.42%	1.25%

Portfolio turnover rate(e)	75%		157%		151%	164%	160%	136%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.04 per share and 0.33% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	International Equity Insights Fund

	Institutional Shares

	Six Months Ended
	April 30, 2024		Year Ended October 31,

	(Unaudited)		2023		2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$12.56		$11.11		$15.23	$11.76	$12.83	$12.22

Net investment income(a)	0.16		0.33	(b)	0.36	0.33	0.18	0.29

Net realized and unrealized gain (loss)	2.18		1.59		(3.57)	3.40	(0.93)	0.54

Total from investment operations	2.34		1.92		(3.21)	3.73	(0.75)	0.83

Distributions to shareholders from net investment income	(0.39)		(0.47)		(0.46)	(0.26)	(0.32)	(0.22)

Distributions to shareholders from net realized gains	–		–		(0.45)	–	–	–

Total distributions	(0.39)		(0.47)		(0.91)	(0.26)	(0.32)	(0.22)

Net asset value, end of period	$14.51		$12.56		$11.11	$15.23	$11.76	$12.83

Total Return(c)	18.75%		17.61%		(22.27)%	31.93%	(6.07)%	7.07%

Net assets, end of period (in 000’s)	$785,298		$667,420		$675,506	$1,227,429	$810,510	$1,256,782

Ratio of net expenses to average net assets	0.82	%(d)	0.82%		0.81%	0.80%	0.79%	0.79%

Ratio of total expenses to average net assets	0.87	%(d)	0.87%		0.85%	0.84%	0.85%	0.85%

Ratio of net investment income to average net assets	2.30	%(d)	2.60	%(b)	2.74%	2.25%	1.54%	2.41%

Portfolio turnover rate(e)	75%		157%		151%	164%	160%	136%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.04 per share and 0.33% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	International Equity Insights Fund

	Service Shares

	Six Months Ended
	April 30, 2024		Year Ended October 31,

	(Unaudited)		2023		2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$12.31		$10.88		$14.91	$11.52	$12.57	$11.98

Net investment income(a)	0.12		0.26	(b)	0.30	0.25	0.12	0.23

Net realized and unrealized gain (loss)	2.14		1.57		(3.52)	3.33	(0.91)	0.52

Total from investment operations	2.26		1.83		(3.22)	3.58	(0.79)	0.75

Distributions to shareholders from net investment income	(0.33)		(0.40)		(0.36)	(0.19)	(0.26)	(0.16)

Distributions to shareholders from net realized gains	–		–		(0.45)	–	–	–

Total distributions	(0.33)		(0.40)		(0.81)	(0.19)	(0.26)	(0.16)

Net asset value, end of period	$14.24		$12.31		$10.88	$14.91	$11.52	$12.57

Total Return(c)	18.50%		17.03%		(22.69)%	31.25%	(6.50)%	6.45%

Net assets, end of period (in 000’s)	$2,547		$2,153		$1,887	$2,927	$3,675	$5,386

Ratio of net expenses to average net assets	1.32	%(d)	1.32%		1.31%	1.30%	1.29%	1.29%

Ratio of total expenses to average net assets	1.37	%(d)	1.37%		1.35%	1.34%	1.35%	1.35%

Ratio of net investment income to average net assets	1.78	%(d)	2.13	%(b)	2.33%	1.71%	1.03%	1.93%

Portfolio turnover rate(e)	75%		157%		151%	164%	160%	136%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.04 per share and 0.33% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	International Equity Insights Fund

	Investor Shares

	Six Months Ended
	April 30, 2024		Year Ended October 31,

	(Unaudited)		2023		2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$11.94		$10.58		$14.55	$11.19	$12.23	$11.67

Net investment income(a)	0.16		0.30	(b)	0.34	0.25	0.16	0.27

Net realized and unrealized gain (loss)	2.05		1.51		(3.42)	3.30	(0.89)	0.50

Total from investment operations	2.21		1.81		(3.08)	3.55	(0.73)	0.77

Distributions to shareholders from net investment income	(0.37)		(0.45)		(0.44)	(0.19)	(0.31)	(0.21)

Distributions to shareholders from net realized gains	–		–		(0.45)	–	–	–

Total distributions	(0.37)		(0.45)		(0.89)	(0.19)	(0.31)	(0.21)

Net asset value, end of period	$13.78		$11.94		$10.58	$14.55	$11.19	$12.23

Total Return(c)	18.67%		17.48%		(22.39)%	31.90%	(6.21)%	6.90%

Net assets, end of period (in 000’s)	$91,418		$61,176		$69,844	$96,352	$311,446	$549,732

Ratio of net expenses to average net assets	0.93	%(d)	0.94%		0.93%	0.92%	0.92%	0.91%

Ratio of total expenses to average net assets	0.98	%(d)	0.99%		0.97%	0.96%	0.98%	0.99%

Ratio of net investment income to average net assets	2.42	%(d)	2.47	%(b)	2.73%	1.86%	1.42%	2.29%

Portfolio turnover rate(e)	75%		157%		151%	164%	160%	136%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.04 per share and 0.33% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	International Equity Insights Fund

	Class R6 Shares

	Six Months Ended
	April 30, 2024		Year Ended October 31,

	(Unaudited)		2023		2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$12.55		$11.10		$15.22	$11.75	$12.82	$12.22

Net investment income(a)	0.16		0.33	(b)	0.37	0.33	0.19	0.30

Net realized and unrealized gain (loss)	2.18		1.59		(3.58)	3.40	(0.94)	0.52

Total from investment operations	2.34		1.92		(3.21)	3.73	(0.75)	0.82

Distributions to shareholders from net investment income	(0.39)		(0.47)		(0.46)	(0.26)	(0.32)	(0.22)

Distributions to shareholders from net realized gains	–		–		(0.45)	–	–	–

Total distributions	(0.39)		(0.47)		(0.91)	(0.26)	(0.32)	(0.22)

Net asset value, end of period	$14.50		$12.55		$11.10	$15.22	$11.75	$12.82

Total Return(c)	18.86%		17.55%		(22.28)%	31.97%	(6.06)%	7.10%

Net assets, end of period (in 000’s)	$299,842		$327,287		$407,364	$627,430	$522,707	$595,264

Ratio of net expenses to average net assets	0.81	%(d)	0.81%		0.80%	0.79%	0.78%	0.78%

Ratio of total expenses to average net assets	0.86	%(d)	0.86%		0.84%	0.83%	0.84%	0.84%

Ratio of net investment income to average net assets	2.29	%(d)	2.59	%(b)	2.85%	2.24%	1.61%	2.49%

Portfolio turnover rate(e)	75%		157%		151%	164%	160%	136%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.04 per share and 0.33% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	International Equity Insights Fund

	Class R Shares

	Six Months Ended
	April 30, 2024		Year Ended October 31,

	(Unaudited)		2023		2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$11.76		$10.41		$14.32	$11.08	$12.10	$11.54

Net investment income(a)	0.11		0.24	(b)	0.27	0.21	0.11	0.21

Net realized and unrealized gain (loss)	2.03		1.50		(3.37)	3.21	(0.89)	0.50

Total from investment operations	2.14		1.74		(3.10)	3.42	(0.78)	0.71

Distributions to shareholders from net investment income	(0.31)		(0.39)		(0.36)	(0.18)	(0.24)	(0.15)

Distributions to shareholders from net realized gains	–		–		(0.45)	–	–	–

Total distributions	(0.31)		(0.39)		(0.81)	(0.18)	(0.24)	(0.15)

Net asset value, end of period	$13.59		$11.76		$10.41	$14.32	$11.08	$12.10

Total Return(c)	18.41%		16.93%		(22.79)%	31.19%	(6.69)%	6.36%

Net assets, end of period (in 000’s)	$6,258		$5,254		$5,383	$7,896	$8,321	$9,281

Ratio of net expenses to average net assets	1.43	%(d)	1.44%		1.43%	1.42%	1.42%	1.41%

Ratio of total expenses to average net assets	1.48	%(d)	1.49%		1.47%	1.46%	1.48%	1.49%

Ratio of net investment income to average net assets	1.70	%(d)	1.99	%(b)	2.20%	1.56%	0.99%	1.79%

Portfolio turnover rate(e)	75%		157%		151%	164%	160%	136%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.04 per share and 0.33% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	International Equity Insights Fund

	Class P Shares

	Six Months Ended
	April 30, 2024		Year Ended October 31,

	(Unaudited)		2023		2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$12.54		$11.09		$15.21	$11.74	$12.81	$12.21

Net investment income(a)	0.16		0.33	(b)	0.38	0.33	0.19	0.30

Net realized and unrealized gain (loss)	2.17		1.59		(3.59)	3.40	(0.94)	0.52

Total from investment operations	2.33		1.92		(3.21)	3.73	(0.75)	0.82

Distributions to shareholders from net investment income	(0.39)		(0.47)		(0.46)	(0.26)	(0.32)	(0.22)

Distributions to shareholders from net realized gains	–		–		(0.45)	–	–	–

Total distributions	(0.39)		(0.47)		(0.91)	(0.26)	(0.32)	(0.22)

Net asset value, end of period	$14.48		$12.54		$11.09	$15.21	$11.74	$12.81

Total Return(c)	18.81%		17.56%		(22.29)%	32.00%	(6.06)%	7.03%

Net assets, end of period (in 000’s)	$392,708		$344,796		$341,982	$470,881	$357,875	$372,536

Ratio of net expenses to average net assets	0.81	%(d)	0.81%		0.80%	0.79%	0.78%	0.78%

Ratio of total expenses to average net assets	0.86	%(d)	0.86%		0.84%	0.83%	0.84%	0.84%

Ratio of net investment income to average net assets	2.27	%(d)	2.61	%(b)	2.95%	2.24%	1.62%	2.43%

Portfolio turnover rate(e)	75%		157%		151%	164%	160%	136%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from withholding tax reclaims which amounted to $0.04 per share and 0.33% of average net assets.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights Selected Data for a Share Outstanding Throughout Each Period

	International Small Cap Insights Fund

	Class A Shares

	Six Months Ended
	April 30, 2024		Year Ended October 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$10.92		$10.14	$14.32	$10.96	$11.77	$11.16

Net investment income(a)	0.15		0.26	0.32	0.27	0.08	0.17

Net realized and unrealized gain (loss)	1.88		0.81	(4.10)	3.28	(0.52)	0.55

Total from investment operations	2.03		1.07	(3.78)	3.55	(0.44)	0.72

Distributions to shareholders from net investment income	(0.32)		(0.29)	(0.40)	(0.19)	(0.37)	(0.11)

Net asset value, end of period	$12.63		$10.92	$10.14	$14.32	$10.96	$11.77

Total Return(b)	18.80%		10.55%	(27.07)%	32.65%	(3.98)%	6.68%

Net assets, end of period (in 000’s)	$70,123		$71,921	$69,230	$150,934	$120,602	$163,427

Ratio of net expenses to average net assets	1.23	%(c)	1.24%	1.24%	1.24%	1.25%	1.26%

Ratio of total expenses to average net assets	1.27	%(c)	1.29%	1.28%	1.30%	1.31%	1.33%

Ratio of net investment income to average net assets	2.53	%(c)	2.25%	2.63%	1.96%	0.76%	1.52%

Portfolio turnover rate(d)	81%		163%	156%	185%	149%	131%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	International Small Cap Insights Fund

	Class C Shares

	Six Months Ended
	April 30, 2024		Year Ended October 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$10.55		$9.77	$13.81	$10.56	$11.34	$10.73

Net investment income(a)	0.09		0.16	0.23	0.16	– (b)	0.09

Net realized and unrealized gain (loss)	1.84		0.79	(3.98)	3.17	(0.51)	0.54

Total from investment operations	1.93		0.95	(3.75)	3.33	(0.51)	0.63

Distributions to shareholders from net investment income	(0.22)		(0.17)	(0.29)	(0.08)	(0.27)	(0.02)

Net asset value, end of period	$12.26		$10.55	$9.77	$13.81	$10.56	$11.34

Total Return(c)	18.38%		9.77%	(27.65)%	31.67%	(4.71)%	5.94%

Net assets, end of period (in 000’s)	$8,310		$10,025	$13,111	$28,406	$29,190	$51,728

Ratio of net expenses to average net assets	1.99	%(d)	1.99%	1.99%	1.99%	2.00%	2.01%

Ratio of total expenses to average net assets	2.02	%(d)	2.04%	2.03%	2.05%	2.06%	2.08%

Ratio of net investment income (loss) to average net assets	1.55	%(d)	1.48%	1.92%	1.20%	(0.01)%	0.82%

Portfolio turnover rate(e)	81%		163%	156%	185%	149%	131%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	International Small Cap Insights Fund

	Institutional Shares

	Six Months Ended
	April 30, 2024		Year Ended October 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$10.90		$10.13	$14.33	$10.97	$11.78	$11.19

Net investment income(a)	0.18		0.30	0.38	0.33	0.12	0.22

Net realized and unrealized gain (loss)	1.87		0.81	(4.11)	3.27	(0.52)	0.54

Total from investment operations	2.05		1.11	(3.73)	3.60	(0.40)	0.76

Distributions to shareholders from net investment income	(0.37)		(0.34)	(0.47)	(0.24)	(0.41)	(0.17)

Net asset value, end of period	$12.58		$10.90	$10.13	$14.33	$10.97	$11.78

Total Return(b)	19.02%		10.96%	(26.80)%	33.11%	(3.61)%	7.10%

Net assets, end of period (in 000’s)	$3,057,204		$2,353,230	$2,097,460	$2,579,024	$1,608,195	$2,134,382

Ratio of net expenses to average net assets	0.87	%(c)	0.88%	0.87%	0.87%	0.87%	0.87%

Ratio of total expenses to average net assets	0.91	%(c)	0.93%	0.91%	0.92%	0.93%	0.95%

Ratio of net investment income to average net assets	2.98	%(c)	2.64%	3.14%	2.39%	1.13%	1.96%

Portfolio turnover rate(d)	81%		163%	156%	185%	149%	131%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	International Small Cap Insights Fund

	Investor Shares

	Six Months Ended
	April 30, 2024		Year Ended October 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$10.85		$10.08	$14.26	$10.92	$11.72	$11.12

Net investment income(a)	0.17		0.28	0.36	0.30	0.10	0.19

Net realized and unrealized gain (loss)	1.87		0.81	(4.09)	3.26	(0.51)	0.56

Total from investment operations	2.04		1.09	(3.73)	3.56	(0.41)	0.75

Distributions to shareholders from net investment income	(0.35)		(0.32)	(0.45)	(0.22)	(0.39)	(0.15)

Net asset value, end of period	$12.54		$10.85	$10.08	$14.26	$10.92	$11.72

Total Return(b)	19.05%		10.83%	(26.90)%	32.88%	(3.72)%	7.01%

Net assets, end of period (in 000’s)	$78,482		$74,012	$89,627	$141,731	$131,558	$274,079

Ratio of net expenses to average net assets	0.98	%(c)	1.00%	0.99%	0.99%	1.00%	1.01%

Ratio of total expenses to average net assets	1.02	%(c)	1.04%	1.03%	1.05%	1.06%	1.08%

Ratio of net investment income to average net assets	2.77	%(c)	2.48%	2.98%	2.21%	0.95%	1.74%

Portfolio turnover rate(d)	81%		163%	156%	185%	149%	131%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	International Small Cap Insights Fund

	Class R6 Shares

	Six Months Ended
	April 30, 2024		Year Ended October 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$10.93		$10.15	$14.36	$10.99	$11.80	$11.21

Net investment income(a)	0.18		0.30	0.38	0.31	0.13	0.22

Net realized and unrealized gain (loss)	1.88		0.82	(4.12)	3.29	(0.52)	0.54

Total from investment operations	2.06		1.12	(3.74)	3.60	(0.39)	0.76

Distributions to shareholders from net investment income	(0.37)		(0.34)	(0.47)	(0.23)	(0.42)	(0.17)

Net asset value, end of period	$12.62		$10.93	$10.15	$14.36	$10.99	$11.80

Total Return(b)	19.06%		11.04%	(26.81)%	33.12%	(3.60)%	7.11%

Net assets, end of period (in 000’s)	$476,908		$452,434	$479,843	$878,443	$963,821	$1,192,142

Ratio of net expenses to average net assets	0.86	%(c)	0.87%	0.86%	0.86%	0.86%	0.86%

Ratio of total expenses to average net assets	0.90	%(c)	0.92%	0.90%	0.91%	0.92%	0.94%

Ratio of net investment income to average net assets	2.88	%(c)	2.64%	3.06%	2.26%	1.19%	2.01%

Portfolio turnover rate(d)	81%		163%	156%	185%	149%	131%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS INTERNATIONAL SMALL CAP INSIGHTS FUND

Financial Highlights (continued) Selected Data for a Share Outstanding Throughout Each Period

	International Small Cap Insights Fund

	Class P Shares

	Six Months Ended
	April 30, 2024		Year Ended October 31,

	(Unaudited)		2023	2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$10.93		$10.15	$14.36	$10.99	$11.80	$11.21

Net investment income(a)	0.17		0.30	0.38	0.33	0.12	0.22

Net realized and unrealized gain (loss)	1.88		0.82	(4.12)	3.28	(0.51)	0.54

Total from investment operations	2.05		1.12	(3.74)	3.61	(0.39)	0.76

Distributions to shareholders from net investment income	(0.37)		(0.34)	(0.47)	(0.24)	(0.42)	(0.17)

Net asset value, end of period	$12.61		$10.93	$10.15	$14.36	$10.99	$11.80

Total Return(b)	18.97%		11.04%	(26.81)%	33.15%	(3.60)%	7.11%

Net assets, end of period (in 000’s)	$35,757		$35,815	$35,538	$59,410	$43,631	$80,926

Ratio of net expenses to average net assets	0.86	%(c)	0.87%	0.86%	0.86%	0.86%	0.86%

Ratio of total expenses to average net assets	0.90	%(c)	0.92%	0.90%	0.92%	0.92%	0.94%

Ratio of net investment income to average net assets	2.88	%(c)	2.65%	3.15%	2.41%	1.08%	1.96%

Portfolio turnover rate(d)	81%		163%	156%	185%	149%	131%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements April 30, 2024 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-Diversified

Goldman Sachs Emerging Markets Equity Insights Fund	A, C, Institutional, Investor, R6, R and P	Non-Diversified

Goldman Sachs International Equity Insights Fund	A, C, Institutional, Service, Investor, R6, R and P	Diversified

Goldman Sachs International Small Cap Insights Fund	A, C, Institutional, Investor, R6 and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A. Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B. Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C. Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne

63

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

D. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E. Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated GSAM as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification

64

GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A. Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an

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Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B. Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of April 30, 2024:

Emerging Markets Equity Insights Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$3,090,272	$24,115,826	$—

Asia	151,591,278	1,473,554,850	—

Europe	753,454	41,876,981	—

North America	43,880,560	—	—

South America	69,175,271	57,627,436	—

Investment Company	6,414,871	—	—

Total	$274,905,706	$1,597,175,093	$—

Derivative Type

Liabilities

Futures Contracts(b)	$(194,130)	$—	$—

International Equity Insights Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Africa	$—	$1,176,455	$—

Asia	—	438,861,635	—

Europe	24,462,716	856,673,401	—

North America	25,874,989	134,373,121	—

Oceania	1,198,556	115,122,258	—

Securities Lending Reinvestment Vehicle	32,519,185	—	—

Total	$84,055,446	$1,546,206,870	$—

Derivative Type

Assets

Futures Contracts(b)	$716,345	$—	$—

Liabilities

Futures Contracts(b)	$(14,587)	$—	$—

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

International Small Cap Insights Fund

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$23,598,147	$1,551,956,731	$—

Europe	81,795,920	1,598,131,929	—

North America	9,177,556	57,393,990	—

Oceania	—	277,181,942	—

Securities Lending Reinvestment Vehicle	64,496,978	—	—

Total	$179,068,601	$3,484,664,592	$—

Derivative Type

Assets

Futures Contracts(b)	$540,713	$—	$—

Liabilities

Futures Contracts(b)	$(835,773)	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party fair value service for certain international equity securities resulting in a level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of April 30, 2024. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure:

Emerging Markets Equity Insights Fund

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]

Equity	Variation margin on futures contracts	$—	Variation margin on futures contracts	$(194,130)

International Equity Insights Fund

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]

Equity	Variation margin on futures contracts	$716,345	Variation margin on futures contracts	$(14,587)

International Small Cap Insights Fund

Risk	Statement of Assets and Liabilities	Assets[1]	Statement of Assets and Liabilities	Liabilities[1]

Equity	Variation margin on futures contracts	$540,713	Variation margin on futures contracts	$(835,773)

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Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

1

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only the variation margin as of April 30, 2024 is reported within the Statement of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended April 30, 2024. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Emerging Markets Equity Insights Fund

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$1,620,521	$(194,130)

International Equity Insights Fund

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	1,312,843	686,299

International Small Cap Insights Fund

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	7,731,604	1,861,355

For the six months ended April 30, 2024, the relevant values for each derivative type was as follows:

Fund	Average Number of Contracts(a)

Emerging Markets Equity Insights Fund	492

International Equity Insights Fund	212

International Small Cap Insights Fund	913

(a)

Amounts disclosed represent average number of contracts, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the six months ended April 30, 2024.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement— Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended April 30, 2024, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^

Emerging Markets Equity Insights Fund	1.00%	1.00%	0.90%	0.86%	0.84%	1.00%	1.00%

International Equity Insights Fund	0.81	0.73	0.69	0.68	0.67	0.78	0.78

International Small Cap Insights Fund	0.85	0.85	0.77	0.73	0.72	0.82	0.82

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any.

The Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the six months ended April 30, 2024, GSAM waived $1,538, $708 and $48 of the Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds’ management fees, respectively.

B. Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates

	Class A*	Class C	Service	Class R*

Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front-end sales charge and Class C Shares’ CDSC. During the six months ended April 30, 2024, Goldman Sachs retained the following amounts:

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Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

	Front End Sales Charge	Contingent Deferred Sales Charge

Fund	Class A	Class C

Emerging Markets Equity Insights Fund	$ 298	$—

International Equity Insights Fund	1,133	—

International Small Cap Insights Fund	2,853	—

D. Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.15% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Effective February 28, 2024, Goldman Sachs has agreed to waive 0.02% of the average daily net assets of Class A, Class C, Investor, and Class R Shares of the Emerging Markets Equity Insights Fund through at least February 28, 2025. Prior to February 28, 2024, Goldman Sachs waived its transfer agent fee equal to 0.06% as an annual rate of the average net assets attributable to Class A, Class C, Investor, and Class R6 Shares of the Emerging Markets Equity Insights Fund.

F. Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds are 0.014%, 0.004% and 0.014%, respectively. These Other Expense limitations will remain in place through at least February 28, 2025, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. Prior to February 28, 2024, the Other Expense limitations as an annual percentage rate of average daily net assets for the Emerging Markets Equity Insights Fund was 0.054%. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended April 30, 2024, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waiver/Credits	Other Expense Reimbursements	Total Expense Reductions

Emerging Markets Equity Insights Fund	$1,538	$24,891	$605,312	$631,741

International Equity Insights Fund	708	–	379,645	380,353

International Small Cap Insights Fund	48	–	620,572	620,620

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

G. Line of Credit Facility — As of April 30, 2024, the Funds participated in a $1,150,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2024, the Funds did not have any borrowings under the facility. Prior to April 16, 2024, the facility was $1,110,000,000.

H. Other Transactions with Affiliates — The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the six months ended April 30, 2024:

Emerging Markets Equity Insights Fund

Underlying Fund	Beginning value as of October 31, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of April 30, 2024	Shares as of April 30, 2024	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	$ –	$141,308,142	$(134,893,271)	$6,414,871	6,414,871	$56,311

International Equity Insights Fund

Underlying Fund	Beginning value as of October 31, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of April 30, 2024	Shares as of April 30, 2024	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	–	31,897,795	(31,897,795)	–	–	23,075

International Small Cap Insights Fund

Underlying Fund	Beginning value as of October 31, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of April 30, 2024	Shares as of April 30, 2024	Dividend Income

Goldman Sachs Financial Square Government Fund - Institutional Shares

	–	6,569,936	(6,569,936)	–	–	1,148

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2024, were as follows:

Fund	Purchases	Sales

Emerging Markets Equity Insights Fund	$ 1,419,383,678	$1,559,945,720

International Equity Insights Fund	1,160,949,327	1,260,253,383

International Small Cap Insights Fund	2,889,957,435	2,706,058,279

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a

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Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

7. SECURITIES LENDING (continued)

wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of April 30, 2024, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the six months ended April 30, 2024, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the six months ended April 30, 2024

Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of April 30, 2024

Emerging Markets Equity Insights Fund	$3,089	$—	$—

International Equity Insights Fund	2,557	3,381	1,188,200

International Small Cap Insights Fund	51,442	59,967	335,325

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7. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Government Money Market Fund for the six months ended April 30, 2024.

Fund	Beginning value as of October 31, 2023	Purchases at Cost	Proceeds from Sales	Ending value as of April 30, 2024

Emerging Markets Equity Insights Fund	$344,000	$31,418,386	$(31,762,386)	$—

International Equity Insights Fund	19,690,260	107,565,550	(94,736,625)	32,519,185

International Small Cap Insights Fund	20,934,214	309,134,181	(265,571,417)	64,496,978

8. TAX INFORMATION

As of the Funds’ most recent fiscal year ended October 31, 2023, the Funds’ capital loss carryforwards were as follows:

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund

Capital loss carryforwards:

Perpetual Short-Term	$(367,398,739)	$(106,059,226)	$(464,106,914)

Perpetual Long-Term	(58,986,005)	(13,281,479)	(43,480,790)

Total capital loss carryforwards	(426,384,744)	(119,340,705)	(507,587,704)

As of April 30, 2024, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows.

	Emerging Markets Equity Insights Fund	International Equity Insights Fund	International Small Cap Insights Fund

Tax Cost	$1,666,591,694	$1,451,928,801	$3,388,479,037

Gross unrealized gain	261,736,073	204,082,078	362,024,850
Gross unrealized loss	(56,246,968)	(25,748,563)	(86,770,694)

Net unrealized gain (loss)	$205,489,105	$178,333,515	$275,254,156

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts, passive foreign investment company investments, and differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

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Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Investment Style Risk — Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

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9. OTHER RISKS (continued)

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Mid-Cap and Small-Cap Risk — Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

Non-Diversification Risk — The Emerging Markets Equity Insights Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in one or more issuers or in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio Turnover Rate Risk — A high rate of portfolio turnover may involve correspondingly greater expenses which must be borne by the Fund and its shareholders, and is also likely to result in short-term capital gains taxable to shareholders.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Emerging Markets Equity Insights Fund

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Fiscal Year Ended October 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	453,794	$3,718,181	996,500	$7,732,206

Reinvestment of distributions	124,725	984,082	86,134	646,869

Shares redeemed	(486,685)	(3,975,705)	(1,670,888)	(13,070,206)

	91,834	726,558	(588,254)	(4,691,131)

Class C Shares

Shares sold	4,878	39,313	112,179	858,313

Reinvestment of distributions	11,797	92,251	6,789	50,511

Shares redeemed	(62,912)	(509,851)	(148,347)	(1,153,684)

	(46,237)	(378,287)	(29,379)	(244,860)

Institutional Shares

Shares sold	14,630,167	118,952,166	46,936,674	362,557,037

Reinvestment of distributions	4,813,416	37,737,184	3,109,679	23,198,208

Shares redeemed	(18,461,844)	(150,039,911)	(43,063,312)	(331,377,624)

	981,739	6,649,439	6,983,041	54,377,621

Investor Shares

Shares sold	1,594,718	13,039,066	3,582,105	27,800,712

Reinvestment of distributions	255,164	1,997,938	261,952	1,951,545

Shares redeemed	(999,014)	(8,221,505)	(6,803,777)	(53,519,654)

	850,868	6,815,499	(2,959,720)	(23,767,397)

Class R6 Shares

Shares sold	6,419,937	52,245,562	15,715,063	121,608,329

Reinvestment of distributions	1,875,263	14,683,309	1,502,821	11,196,018

Shares redeemed	(13,688,472)	(110,658,450)	(13,693,737)	(107,034,069)

	(5,393,272)	(43,729,579)	3,524,147	25,770,278

Class R Shares

Shares sold	207,625	1,669,953	557,955	4,231,561

Reinvestment of distributions	95,601	738,041	52,195	384,153

Shares redeemed	(316,409)	(2,560,439)	(507,468)	(3,928,904)

	(13,183)	(152,445)	102,682	686,810

Class P Shares

Shares sold	3,190,966	26,118,475	2,500,065	18,920,298

Reinvestment of distributions	356,043	2,787,817	241,697	1,800,643

Shares redeemed	(3,672,333)	(29,301,147)	(7,131,624)	(53,976,717)

	(125,324)	(394,855)	(4,389,862)	(33,255,776)

NET INCREASE (DECREASE) IN SHARES	(3,653,575)	$(30,463,670)	2,642,655	$18,875,545

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Equity Insights Fund

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Fiscal Year Ended October 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	377,533	$5,115,171	801,820	$9,807,431

Reinvestment of distributions	125,042	1,640,559	205,096	2,342,201

Shares redeemed	(737,314)	(10,058,811)	(1,844,402)	(22,777,717)

	(234,739)	(3,303,081)	(837,486)	(10,628,085)

Class C Shares

Shares sold	8,875	122,782	37,441	442,775

Reinvestment of distributions	7,592	98,164	15,940	179,321

Shares redeemed	(112,898)	(1,504,167)	(304,160)	(3,640,739)

	(96,431)	(1,283,221)	(250,779)	(3,018,643)

Institutional Shares

Shares sold	5,985,414	84,456,963	12,179,148	154,986,550

Reinvestment of distributions	658,887	8,921,323	1,053,147	12,406,075

Shares redeemed	(5,642,769)	(78,810,844)	(20,929,953)	(261,177,988)

	1,001,532	14,567,442	(7,697,658)	(93,785,363)

Service Shares

Shares sold	26,483	362,322	25,525	318,132

Reinvestment of distributions	4,081	54,354	5,584	64,720

Shares redeemed	(26,598)	(364,538)	(29,603)	(365,537)

	3,966	52,138	1,506	17,315

Investor Shares

Shares sold	1,983,792	27,345,254	1,502,091	18,184,930

Reinvestment of distributions	148,874	1,916,004	235,236	2,637,002

Shares redeemed	(620,729)	(8,283,479)	(3,218,560)	(38,763,011)

	1,511,937	20,977,779	(1,481,233)	(17,941,079)

Class R6 Shares

Shares sold	2,639,639	37,703,453	3,833,962	49,258,970

Reinvestment of distributions	436,112	5,900,598	1,194,421	14,058,339

Shares redeemed	(8,467,067)	(112,063,390)	(15,662,192)	(196,568,662)

	(5,391,316)	(68,459,339)	(10,633,809)	(133,251,353)

Class R Shares

Shares sold	55,082	737,700	63,377	759,411

Reinvestment of distributions	10,942	139,072	17,370	192,457

Shares redeemed	(52,450)	(687,946)	(150,755)	(1,800,839)

	13,574	188,826	(70,008)	(848,971)

Class P Shares

Shares sold	1,105,540	15,136,974	3,427,765	41,488,903

Reinvestment of distributions	793,694	10,730,751	1,105,875	13,005,096

Shares redeemed	(2,274,915)	(32,169,424)	(7,883,339)	(96,207,507)

	(375,681)	(6,301,699)	(3,349,699)	(41,713,508)

NET DECREASE IN SHARES	(3,567,158)	$(43,561,155)	(24,319,166)	$(301,169,687)

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Notes to Financial Statements (continued) April 30, 2024 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	International Small Cap Insights Fund

	For the Six Months Ended April 30, 2024 (Unaudited)		For the Fiscal Year Ended October 31, 2023

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	494,179	$6,136,107	1,266,122	$14,298,588

Reinvestment of distributions	145,370	1,729,909	163,045	1,773,932

Shares redeemed	(1,674,767)	(19,890,721)	(1,672,165)	(19,124,963)

	(1,035,218)	(12,024,705)	(242,998)	(3,052,443)

Class C Shares

Shares sold	8,524	102,172	14,373	159,636

Reinvestment of distributions	16,580	191,994	21,115	223,401

Shares redeemed	(297,595)	(3,594,938)	(427,137)	(4,748,163)

	(272,491)	(3,300,772)	(391,649)	(4,365,126)

Institutional Shares

Shares sold	39,007,505	478,009,241	61,522,295	697,981,368

Reinvestment of distributions	6,697,408	79,297,310	6,116,747	66,244,372

Shares redeemed	(18,612,454)	(226,963,428)	(58,855,175)	(669,583,688)

	27,092,459	330,343,123	8,783,867	94,642,052

Investor Shares

Shares sold	403,749	4,930,024	1,611,722	18,426,944

Reinvestment of distributions	200,270	2,363,189	235,588	2,541,993

Shares redeemed	(1,162,408)	(14,182,521)	(3,918,701)	(44,316,906)

	(558,389)	(6,889,308)	(2,071,391)	(23,347,969)

Class R6 Shares

Shares sold	1,342,010	16,443,855	4,891,142	56,256,590

Reinvestment of distributions	1,199,400	14,236,876	1,415,374	15,356,814

Shares redeemed	(6,138,607)	(74,142,189)	(12,170,056)	(136,666,528)

	(3,597,197)	(43,461,458)	(5,863,540)	(65,053,124)

Class P Shares

Shares sold	3,775	44,467	62,751	725,733

Reinvestment of distributions	97,088	1,152,437	106,151	1,151,742

Shares redeemed	(543,623)	(6,488,527)	(391,956)	(4,470,133)

	(442,760)	(5,291,623)	(223,054)	(2,592,658)

NET INCREASE (DECREASE) IN SHARES	21,186,404	$259,375,257	(8,765)	$(3,769,268)

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Voting Results of Special Meeting of Shareholders (Unaudited)

A Special Meeting of Shareholders (the “Meeting”) of the Goldman Sachs Trust (the “Trust”) was held on November 16, 2023 to consider and elect nominees to the Trust’s Board of Trustees. At the Meeting, Cheryl K. Beebe, Lawrence Hughes, John F. Killian, Steven D. Krichmar, Michael Latham, and Lawrence W. Stranghoener were elected to the Trust’s Board of Trustees. In addition, at the Meeting, John G. Chou, Eileen H. Dowling, and Paul C. Wirth, each of whom was previously appointed to the Trust’s Board of Trustees rather than elected by shareholders, were elected. In electing the nominees, the Trust’s shareholders voted as follows:

Proposal Election of Trustees	For	Withheld

Cheryl K. Beebe	169,452,067,796	5,900,273,020

John G. Chou	173,279,757,273	2,072,583,543

Eileen H. Dowling	173,287,456,218	2,064,884,598

Lawrence Hughes	173,486,691,901	1,865,648,915

John F. Killian	173,511,167,174	1,841,173,642

Steven D. Krichmar	173,484,256,228	1,868,084,588

Michael Latham	173,498,020,286	1,854,320,530

Lawrence W. Stranghoener	173,455,949,165	1,896,391,651

Paul C. Wirth	173,324,070,424	2,028,270,391

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 13-14, 2024, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2023 through December 31, 2023 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; and (3) the impact of local holidays in non-U.S. jurisdictions. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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GOLDMAN SACHS INTERNATIONAL EQUITY INSIGHTS FUNDS

Fund Expenses — Six Month Period Ended April 30, 2024 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 31, 2023 through April 30, 2024, which represents a period of 182 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Emerging Markets Equity Insights Fund				International Equity Insights Fund				International Small Cap Insights Fund
Share Class	Beginning Account Value 11/1/23	Ending Account Value 4/30/24		Expenses Paid for the 6 months ended 4/30/24*	Beginning Account Value 11/1/23	Ending Account Value 4/30/24		Expenses Paid for the 6 months ended 4/30/24*	Beginning Account Value 11/1/23	Ending Account Value 4/30/24		Expenses Paid for the 6 months ended 4/30/24*
Class A
Actual	$1,000.00	$1,177.30		$7.52	$1,000.00	$1,185.50		$6.41	$1,000.00	$1,188.00		$6.69
Hypothetical 5% return	1,000.00	1,017.95	+	6.97	1,000.00	1,019.00	+	5.92	1,000.00	1,018.75	+	6.17
Class C
Actual	1,000.00	1,173.10		11.62	1,000.00	1,181.40		10.47	1,000.00	1,183.80		10.81
Hypothetical 5% return	1,000.00	1,014.17	+	10.77	1,000.00	1,015.27	+	9.67	1,000.00	1,014.97	+	9.97
Institutional
Actual	1,000.00	1,180.80		5.80	1,000.00	1,187.50		4.46	1,000.00	1,190.20		4.74
Hypothetical 5% return	1,000.00	1,019.54	+	5.37	1,000.00	1,020.79	+	4.12	1,000.00	1,020.54	+	4.37
Service
Actual	N/A	N/A		N/A	1,000.00	1,185.00		7.17	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	1,000.00	1,018.30	+	6.62	N/A	N/A		N/A
Investor
Actual	1,000.00	1,180.00		6.18	1,000.00	1,186.70		5.06	1,000.00	1,190.50		5.34
Hypothetical 5% return	1,000.00	1,019.19	+	5.72	1,000.00	1,020.24	+	4.67	1,000.00	1,019.99	+	4.92
Class R6
Actual	1,000.00	1,179.60		5.74	1,000.00	1,188.60		4.41	1,000.00	1,190.60		4.68
Hypothetical 5% return	1,000.00	1,019.59	+	5.32	1,000.00	1,020.84	+	4.07	1,000.00	1,020.59	+	4.32
Class R
Actual	1,000.00	1,176.40		8.87	1,000.00	1,184.10		7.77	N/A	N/A		N/A
Hypothetical 5% return	1,000.00	1,016.71	+	8.22	1,000.00	1,017.75	+	7.17	N/A	N/A		N/A
Class P
Actual	1,000.00	1,179.70		5.80	1,000.00	1,188.10		4.41	1,000.00	1,189.70		4.68
Hypothetical 5% return	1,000.00	1,019.54	+	5.37	1,000.00	1,020.84	+	4.07	1,000.00	1,020.59	+	4.32

*

Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2024. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year.

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Emerging Markets Equity Insights Fund	1.39%	2.15%	1.07%	N/A	1.14%	1.06%	1.64%	1.07%
International Equity Insights Fund	1.18	1.93	0.82	1.32%	0.93	0.81	1.43	0.81
International Small Cap Insights Fund	1.23	1.99	0.87	N/A	0.98	0.86	N/A	0.86

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FUNDS PROFILE

Goldman Sachs Funds

April 30, 2024

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.56 trillion in assets under supervision as of March 31, 2024, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund
∎	U.S. Mortgages Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Dynamic Bond Fund[6]
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Emerging Markets Credit Fund
∎	Short Duration High Yield Fund[4]

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Enhanced Core Equity Fund[5]
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Strategy Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	Goldman Sachs GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[4]	Effective after the close of business on April 17, 2024, the Goldman Sachs Long Short Credit Strategies Fund was renamed the Goldman Sachs Short Duration High Yield Fund.
[5]	Effective after the close of business on February 13, 2024, the Goldman Sachs Flexible Cap Fund was renamed the Goldman Sachs Enhanced Core Equity Fund.
[6]	Effective after the close of business on June 17, 2024, the Goldman Sachs Strategic Income Fund was renamed the Goldman Sachs Dynamic Bond Fund.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

83

TRUSTEES TRUSTEES (continued) Gregory G. Weaver, Chair Michael Latham Cheryl K. Beebe James A. McNamara Dwight L. Bush Lawrence W. Stranghoener Kathryn A. Cassidy Paul C. Wirth John G. Chou Joaquin Delgado OFFICERS Eileen H. Dowling James A. McNamara, President Lawrence Hughes Joseph F. DiMaria, Principal Financial Officer, John F. Killian Principal Accounting Officer and Treasurer Steven D. Krichmar Robert Griffith, Secretary GOLDMAN SACHS & CO. LLC GOLDMAN SACHS ASSET MANAGEMENT, L.P. Distributor and Transfer Agent Investment Adviser Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns. Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282 The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management's predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission ("SEC") website at http://www.sec.gov. The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC's website at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). Fund holdings and allocations shown are unaudited, and may not be representative of current or future investments. Fund holdings and allocations may not include the Fund's entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc.(MSCI) and Standard & Poor's, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. Neither MSCI nor any other party involved in or related to compiling, computing, or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI's express written consent. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund's objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail - 1-800-526-7384) (institutional - 1-800-621-2550). (C) 2024 Goldman Sachs. All rights reserved. 374488-OTU-06/24 INTINSSAR-24

ITEM 2.	CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b) Not applicable.

(c) During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d) During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e) Not applicable.

(f) A copy of the Code of Ethics is available as provided in Item 14(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Kathryn A. Cassidy and Michael Latham are each an “audit committee financial expert” and “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

(a)	Not Applicable.

(b)	Not Applicable.

ITEM 14.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference toExhibit 13(a)(1) of the registrant’s Form N-CSR filed on August 26, 2022.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)		Not applicable to open-end investment companies.

(a)(4)		There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	June 28, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	June 28, 2024

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust

Date:	June 28, 2024